UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Reports December 31, 2018 Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks started the year with solid performance and experienced increased volatility throughout the year before ending on a negative note in the fourth quarter. Passage of corporate-friendly tax reform, positive economic fundamentals and strong corporate profit growth sustained U.S. equity prices through the first three quarters of the year. Higher earnings kept valuations reasonable even in light of rising interest rates and cash becoming a more competitive investment alternative. Concerns about narrow stock market leadership — large capitalization names generating the majority of the S&P 500 Index returns — came to be realized in the fourth quarter as technology names led the overall market lower. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned –5.27 percent for the full twelve-month period ending December 31.

On a relative basis, large capitalization stocks provided higher, albeit negative, returns than mid and small capitalization stocks during the year. Large capitalization stocks, as measured by the Russell 1000 Index, returned –4.78% percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned –9.06 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned –11.01 percent. From a style perspective, growth stocks outperformed value stocks on a relative basis in all market capitalizations, with the widest disparity being in the mid capitalization space. For instance, mid cap growth stocks, as measured by the Russell Midcap Growth Index returned –4.75 percent while mid cap value stocks, as measured by the Russell Midcap Value Index returned –12.29 percent.

International markets underperformed domestic markets during the year as emerging market stocks posted a –14.25 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned –13.36 percent, as measured by the MSCI EAFE Index. Global economic growth was disappointing this year, especially in light of upbeat expectations from the outset. Signs of economic and financial market stress arose across numerous developed and emerging market economies. U.S. dollar appreciation, coupled with declining commodity prices, created challenges for emerging market economies with significant dollar-denominated liabilities taken since the financial crisis. Escalating trade tensions and new tariffs imposed by the Trump administration pose downside risks to the Chinese economy, which is already struggling with slowing growth and an overheated real estate market.

Investment-grade fixed-income securities outperformed high yield bonds during the twelve-month period as the highest-quality segments of the U.S. investment-grade bond universe, Treasuries and mortgage-backed securities, produced the strongest returns. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned a nearly flat 0.01 percent and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned a –2.08 percent for the year. High yield bonds, whose returns tend to be closely linked to equity performance, were under pressure during the final quarter of the year as stock volatility increased. In addition, energy-sector issuers, which make up a large portion of U.S. high yield indexes, underperformed as oil prices fell drastically amid concerns about oversupply.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 1.41% for the twelve-month period ending December 31, 2018, compared to the 1.60% return for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

The Federal Reserve under Jerome Powell’s leadership continued to tighten monetary policy with four additional rate hikes during 2018. The Treasury yield curve flattened steadily and is approaching an inversion of the yield curve (i.e. short-term rates above long-term rates). We expect the Federal Reserve to pause with future hikes in light of slowing growth abroad and inflation staying in range of its 2% target.

Duration (interest rate risk) management and yield curve positioning benefited Fund performance during the year. We are positioned slightly long duration relative to the benchmark during the current risk off environment but will remain opportunistic with duration and yield curve management. Fund holdings of Treasury Inflation Protected securities (TIPs) detracted from relative performance as inflation expectations moved lower during the second half of the year.

Fund holdings of corporate bonds and structured securities, including collateralized loan obligations, represented another source of value added performance during the first three quarters but underperformed during the fourth quarter. Our positioning up in quality among spread sectors did not insulate Fund performance from broad-based spread widening. We will continue to look for the most attractive relative value opportunities across the fixed income markets and take advantage of interest rate and credit spread volatility heading into 2019.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2008 would have grown to $11,599. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Government Credit 1–3 Year Bond Index on December 31, 2008 would have grown to $11,631.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Limited Maturity Bond Fund	1.41%	1.32%	1.49%

Bloomberg Barclays Capital U.S. Government/Credit 1-3 year Index	1.60%	1.03%	1.52%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Corporate Bonds	58.0%
Asset Backed Securities	16.1%

Commercial Mortgage Backed Securities	15.2%
U.S Treasury Obligation	7.4%
Municipal Bonds	3.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned –0.14% for the twelve-month period ending December 31, 2018, compared to the 0.01% return for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

2018 witnessed the return of dormant equity market volatility; initially in February and then again during the fourth quarter when risk markets sold off sharply. Credit markets underperformed during the year with broad-based spread widening among corporate and structured securities. Investment grade corporate bonds widened by approximately 65 basis points after touching post-crisis tight levels in January.

The long anticipated bond bear market gained traction for the first three quarters of the year as Treasury rates moved higher across the yield curve. Interest rates reversed course into year-end as investors sought safety in the midst of extreme market volatility. Yield curve flattening represented the one constant during the year. Four additional Fed rate hikes in 2018 pushed short-term rates higher, while persistent low inflation and weaker commodity prices kept a lid on long-term interest rates.

Duration (interest rate risk) management and yield curve positioning benefited Fund performance during the year. During the current risk off environment, we are positioned slightly long duration relative to the benchmark but will remain opportunistic with duration and yield curve management. Fund holdings of Treasury Inflation Protected securities (TIPs) detracted from relative performance as inflation expectations moved lower during the second half of the year.

Fund holdings of corporate bonds and structured securities, including collateralized loan obligations, represented another source of value added performance during the first three quarters but have underperformed since. Our positioning up in quality among spread sectors did not insulate Fund performance from broad-based spread widening. We will continue to look for the most attractive relative value opportunities across the fixed income markets and take advantage of interest rate and credit spread volatility heading into 2019.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Quality Bond Fund on December 31, 2008 would have grown to $14,259. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Quality Bond Fund	(0.14%)	2.83%	3.61%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Corporate Bonds	52.9%

Commercial Mortgage Backed Securities	18.9%
Asset Backed Securities	11.6%

Residential Mortgage Backed Securities	6.1%
Municipal Bonds	5.6%
U.S Treasury Obligation	4.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned –2.35% for the twelve-month period ending December 31, 2018, compared to the –2.37% return for its benchmark, the Credit Suisse High Yield Bond Index for the same time period.

High yield bonds produced negative returns in the reporting period despite the rebound in April following the first first-quarter loss for the asset class since 2008. Lower demand for government debt due to the prospect of a larger federal budget deficit and rising inflation caused Treasury yields to reach multiyear highs during the reporting period. The Federal Reserve continued to shrink its holdings of treasuries and mortgage-backed securities, a process it began in October, and also appeared more committed to a gradual tightening of monetary policy. As widely expected, the Fed announced a quarter-point rate increase following its March policy meeting. It was the first meeting under the leadership of Jerome Powell, who succeeded Janet Yellen as Fed chair in early February. Treasury yields rose in April, with the benchmark 10-year Treasury note moving above 3% for the first time in more than four years before finishing the month at 2.95%. The yield curve continued to flatten during the period as yields of Treasury debt with maturities of two and five years increased more than bonds with longer maturities.

Technical conditions were mixed during the reporting period. According to J.P. Morgan, year-to-date issuance declined 21% compared with the first four months of 2017. The use of proceeds was heavily skewed to refinancing. The asset class experienced negative flows through the first three months of the year. However, in April high yield funds reported the second-largest monthly inflow since December 2016.

Steady economic growth is supportive to below investment-grade issuers, as they are typically more sensitive to macroeconomic factors. However, global geopolitics and central bank policy bring a notable level of uncertainty, but thus far, high yield bonds have remained resilient amid these types of developments. This includes tariff wars, populist sentiment within the European Union, and ongoing rhetoric out of Washington D.C. Corporate fundamentals are largely stable, and we believe default activity will remain below the historical average in 2018 into next year. In addition, we continue to like bank loans for their floating rate feature as Fed officials have signaled the likelihood of two more short-term rate increases in 2018.

In the wireless communications segment, our exposure to Asurion, a loan-only issuer, was a top contributor to performance. Asurion is a global provider of product protection and support services to the wireless, insurance, retail, and home repair service industries. As a handset insurance provider, Asurion benefits from smartphone sales without depending on the execution of one specific wireless carrier. The company has a near-monopoly in mobile protection services in most developed markets. Asurion’s scale acts as a significant barrier to entry, allowing it to provide more valuable services to its carrier customers at lower cost versus competitors. Fourth-quarter 2017 results revealed significantly higher growth in the U.S., driven by continued subscriber gains and a new product offering. While growth is expected to moderate in 2018, automatic contract renewals by major carriers provide visibility into the future business.

Credit selection in the container industry detracted from relative performance, partly due to our exposure to Kloeckner Pentaplast, a leading global manufacturer of rigid plastic film solutions. The company benefits from leading market positions, a global footprint, as well as strong relationships with a broad range of customers which should allow it to expand and deleverage in a growing market. However, a spike in raw materials costs coupled with poor pricing action from management led to customer losses and lower EBITDA margin in fiscal year 2017.

Absolute yields have risen to more attractive levels but remain well inside the long-term average. We have been able to buy bonds trading below par, but we do not expect capital appreciation to be a significant factor in our returns over the intermediate term. We remain cognizant of volatility, largely external to our market, that could still impact the below investment-grade asset class.

The commentary provided above was from the former sub-adviser of the Fund, T.Rowe Price who was the manager of the Fund until April 30, 2018.

The fourth quarter of 2018 was marked by a tremendous amount of volatility and a dramatic reversal of the prior three quarters as equity markets sold off and credit spreads widened. The proximate causes were worries slowing global growth, trade fears with China, and a hawkish Federal Reserve. At the same time oil prices declined materially, ending the year down about 40% from the beginning of October. Fund outflows from ETF’s and mutual funds created selling pressure and exacerbated a poor liquidity environment. New issuance came to a halt;

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

high yield was notable as this was the first December since 2008 with no new issuance.

The Fund, which had been gradually positioning into higher quality and more liquid securities during the second and third quarters, added risk selectively during the fourth quarter. Examples included Cheniere Corpus Christi, Yum Brands, First Data, Sprint, Netflix and Bausch and Lomb. The Fund was roughly market weight in energy, the high yield market’s largest sector at about 15%, but is concentrated in higher quality and more stable pipeline credits. The Fund’s bank loan exposure stood at about 5%. Syndicated leveraged loans, which had been a bastion of stability during the last few years, finally cracked with the rest of the market. Still, this out of index subsector generally outperformed the broader high yield market during the fourth quarter and contributed to the Fund’s performance.

The commentary provided above is from the current Adviser of the Fund, Penn Mutual Asset Management, LLC who assumed day-to-day management of the Fund on May 1, 2018.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the High Yield Bond Fund on December 31, 2008 would have grown to $25,455. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2008 would have grown to $27,470.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

High Yield Bond Fund	(2.35%)	3.62%	9.79%

CSFB High Yield Bond Index	(2.37%)	3.65%	10.63%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

BBB/BB Rated & Above	15.9%

BB Rated	12.7%

BB/B Rated	30.1%

B Rated	14.4%

B/CCC Rated	16.1%

CCC and Below

Not Rated	1.1%

Loan Agreements	8.8%

Equity Securities	0.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 0.48% for the twelve-month period ending December 31, 2018, compared to the –4.38% return of its benchmark, the S&P 500 Index for the same time period.

In 2018, the portfolio posted a slightly positive return and outperformed its all-equity benchmark, the S&P 500 Index. The portfolio outperformed its Morningstar and Lipper peers. The portfolio’s equity allocation had a positive return and outperformed the S&P 500 benchmark, which declined. The portfolio’s fixed income allocation had a negative return and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. stocks declined in 2018. It was the worst year for the U.S. equity market since 2008. Stocks actually rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated throughout the year, thanks partly to rising interest rates. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets during 2018.

We used the market weakness late in the year to add to equity securities that became more attractively valued. Overall, we continue to favor solid businesses with durable earnings profiles that we believe can perform well in a variety of economic environments. We recently increased our overall equity weight, as we bought shares in the industrials and business services, health care, and communication services sectors.

Our overall fixed income weight increased from the prior year, as we added to U.S. 10-year Treasury notes, bank debt, and investment-grade corporate bonds. High yield remains our largest weight within fixed income, as we recently identified high-quality, idiosyncratic opportunities amid a notable increase in credit spreads.

Within equities, utilities benefited relative performance, due to an overweight position and stock selection. Midwest-regulated utility American Electric Power performed well late in the period from increased investor confidence regarding its longer-term growth trajectory. Security selection in information technology also contributed to relative results. Within the sector, Visa performed better than its sector peers, driven by continued solid execution and better-than-expected revenue guidance for 2019. Conversely, consumer discretionary hindered relative performance, due to stock selection. Aramark, a leading provider of outsourced food services and uniform rental services, lagged early in the year due to lower-than-expected organic growth and, more recently, from modestly lowering its future revenue growth profile at its investor day. Automotive-seat supplier Adient struggled due to continued operational issues. We eliminated our position in the company to pursue more attractive risk/reward investment opportunities. Consumer staples detracted from relative results, as the positive effects of security selection failed to offset the negative effects of an overweight position.

We are mindful that the factors that spurred the downturn in late 2018 could lead to further challenges, particularly with the U.S. in the later stages of an economic cycle. As a result, we continue to favor solid businesses with durable earnings profiles that we believe can perform well in a variety of economic environments. As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2008 would have grown to $32,211. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2008 would have grown to $34,303.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Flexibly Managed Fund	0.48%	8.03%	12.41%

S&P 500 Index	(4.38%)	8.49%	13.12%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Consumer, Non-cyclical	20.6%
Financial	16.9%
Technology	14.5%
Communications	13.9%
Industrial	13.7%
Utilities	9.9%
Consumer, Cyclical	6.3%
Government	2.2%
Energy	1.6%
Asset Backed Securities	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned –2.93% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the S&P 500 Index’s return of –4.38% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which is a passively managed S&P 500 Index fund. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

The Fund is actively managed and seeks to outperform its benchmark while generating consistent excess performance. Equity fund and fixed income fund performance closely tracked their respective benchmarks in 2018. While the Fund’s fixed income allocation outperformed its benchmark for most of the year, pull back during the fourth quarter occurred due to credit spreads widening.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Balanced Fund on December 31, 2008 would have grown to $23,846. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2008 would have grown to $34,303. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Balanced Fund	(2.93%)	5.83%	9.08%

S&P 500 Index	(4.38%)	8.49%	13.12%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Asset Allocation Target as of 12/31/18

Index 500	60.0%

Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned –1.31% for the twelve-month period ending December 31, 2018, compared to the –1.51% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered modestly negative returns for the 12 months ended December 31, 2018, outpacing the benchmark Russell 1000 Growth Index. Overall, group weighting was responsible for relative outperformance, as stock selection detracted slightly. Information technology was the leading relative outperformer, followed by industrials and business services and materials. Consumer discretionary and financials were the largest relative detractors.

In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year. Market volatility was elevated throughout the year, thanks in part to rising interest rates, as the Federal Reserve continued its normalization of monetary policy. Large-cap stocks outpaced mid- and small-caps, as measured by Russell indexes, with growth broadly outpacing value.

In information technology, stock choices boosted relative results, led by a position in Red Hat, which advanced as growing demand for hybrid cloud solutions and a record number of large deals fueled topline growth. Shares traded higher after the announcement that the company would be acquired by IBM in an effort to gain a foothold in the cloud era of enterprise technology. Below-benchmark exposure to Apple bolstered relative performance, as shares sold off due to softer-than-expected demand for the latest iPhone launch, particularly in China. Shares of Workday appreciated due to better-than-expected organic subscription revenue and billings growth, driven by momentum with mid-market customers.

Underweighting and security selection in industrials and business services had a positive relative impact, due in part to above-benchmark exposure to Boeing, which benefited from continued expansion of operating margins. Below-benchmark exposure to the materials sector also aided relative performance.

In contrast, security selection within consumer discretionary weighed on relative returns. Investor sentiment for Alibaba Group Holding waned due to concerns over trade and regulatory uncertainty in China and the impending departure of chairman and founder Jack Ma.

Financials also detracted on a relative basis, largely on stock choices; an overweight to the sector also had a negative impact. Shares of Morgan Stanley came under pressure due to investor concerns over decelerating transaction revenue and compression of advisory fees impacting results of the company’s wealth management division. Shares were weighed down further at year-end as growing fears of recession in 2019 caused bank stocks to sell off.

Although the fourth-quarter market sell-off was painful, we were not surprised to see a downturn given the length of the bull market and the third-quarter rally that pushed some equity valuations to overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. We believe corporate earnings and economic growth could increase at a slower pace than in 2018 but should remain positive. We are concerned about the effects of the U.S./China trade dispute, although a resolution to the standoff could boost markets.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2008 would have grown to $43,193. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2008 would have grown to $41,481.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Large Growth Stock Fund	(1.31%)	9.73%	15.76%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/2018

Percent of Total Investments[1]

Communications	29.8%

Consumer, Non-cyclical	21.1%

Technology	18.1%

Financial	12.1%

Consumer, Cyclical	9.5%

Industrial	7.2%

Utilities	1.5%

Basic Materials	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 0.68% for the twelve-month period ending December 31, 2018, compared to the –1.51% return for its benchmark, the Russell 1000 Growth Index for the same time period.

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Stock selection and, to a lesser extent, an underweight allocation to the industrials sector contributed to the portfolio’s performance relative to the Russell 1000 Growth Index. Within this sector, an overweight position in analytics and risk assessment services provider Verisk Analytics bolstered relative results.

Stock selection in both the communication services and health care sectors also benefited relative returns. Within the communication services sector, not owning shares of social networking firm Facebook aided relative results. Within the health care sector, the portfolio’s holdings of diversified healthcare products developer Abbott Laboratories and an overweight position in life sciences supply company Thermo Fisher Scientific buoyed relative returns.

Other top relative contributors during the period included the portfolio’s overweight positions in coffee and tea company Starbucks, athletic shoes and apparel manufacturer NIKE, retail chain operator TJX Companies and water, hygiene and energy technologies and services provider Ecolab. Additionally, not owning shares of computer graphics processor maker NVIDIA and tobacco company Altria Group strengthened relative returns.

An overweight allocation and stock selection in the consumer staples sector detracted from relative results. Within this sector, the portfolio’s position in shares of beauty products company Coty and an overweight position in consumer products company Colgate-Palmolive weighed on relative returns.

Elsewhere, not owning shares of online retailer and web services provider Amazon.com and health insurance and Medicare/Medicaid provider UnitedHealth Group, and the portfolio’s overweight positions in video game developer Electronic Arts, hindered relative performance. In addition, the portfolio’s holdings of global industrial manufacturing and engineering company Colfax, international betting and gaming company Paddy Power Betfair (Ireland), oil field services company Schlumberger and Chinese online and mobile retailer Alibaba Group Holding, and an underweight position in software giant Microsoft, further weighed on relative returns.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2008 would have grown to $29,734. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2008 would have grown to $41,481.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Large Cap Growth Fund	0.68%	8.73%	11.51%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Technology	25.3%

Consumer, Non-cyclical	23.9%

Consumer, Cyclical	12.0%

Financial	11.8%

Communications	11.7%

Industrial	11.6%

Basic Materials	3.6%

Energy	0.1%

Grand Total	100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 3.42% for the twelve-month period ending December 31, 2018, compared to the –1.51% return for its benchmark, the Russell 1000 Growth Index for the same time period.

U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017’s historically low levels, with especially sharp price swings in February, October and December 2018.

Within the Russell 1000 Growth Index, utilities, consumer discretionary and information technology were the best-performing sectors, while energy, materials and communication services were the weakest performers.

The long-term investment horizon and conviction-weighted investment approach, embraced by the team since 1998, can result in periods of performance deviation from the benchmark and peers. In this reporting period, favorable stock selection drove relative outperformance, while sector allocation was a mild detractor.

The consumer discretionary, information technology and industrials sectors contributed the most to relative performance. Both stock selection and an overweight allocation in consumer discretionary were advantageous, led by strong results from online retail and cloud computing leader Amazon, which was also the top contributing holding across the whole portfolio for the period. Our stock selection in information technology added value, led by cloud-based human resources and financial management software provider Workday, but relative gains were partially offset by an underweight to the sector, which detracted. In the industrials sector, our stock selection was beneficial and more than made up for the relative loss from an overweight to the sector.

The materials and financials sectors were the largest sector detractors in the reporting period. The overweight allocation to materials was detrimental as the sector was among the worst performing areas of the market, while stock selection in financials underperformed. The largest detractor across the portfolio was a communication services stock, video game publisher Activision Blizzard.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Fund’s largest sector weights were in information technology, consumer discretionary and communication services. The Fund had no exposure to the consumer staples, energy, real estate and utilities sectors.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Large Core Growth Fund on December 31, 2008 would have grown to $36,514. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2008 would have grown to $41,481.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Large Core Growth Fund	3.42%	8.53%	13.83%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Communications	29.58%

Technology	25.53%

Consumer, Non-cyclical	20.13%

Industrial	12.82%

Consumer, Cyclical	10.32%

Basic Materials	1.62%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned –7.71% for the twelve-month period ending December 31, 2018, compared to the –8.27% return for its benchmark, the Russell 1000 Value Index for the same time period.

Gains in US equity markets have been driven by the persistent strength of the US economy and associated increases in consumer, business and investor confidence. The improvement in economic and business conditions has also fed through to corporate profits, leading to better-than-expected results and prompting analysts to increase their estimates for future earnings. Positive market sentiment has overcome investor concerns related to trade policy and ongoing interest rate increases by the US Federal Reserve (Fed), resulting in robust, broad-based gains for US equities.

Relative outperformance was broad based and driven by solid stock selection in the healthcare, industrials, consumer staples, utilities, consumer discretionary and telecommunications sectors. A continued underweight to the consumer staples sector plus an overweight to healthcare also contributed to overall return. Detracting most from performance was stock selection within the financials and materials sectors.

The top contributors to outperformance were Microsoft Corporation, Advance Auto Parts and Cisco Systems. Software company, Microsoft has performed well due to its ongoing transition to subscription revenue from its Office 365 customers, as well as its success with its Azure Cloud computing platform. A combination of better-than-expected revenue, strong free cash flow and heightened positive sentiment about its long-term growth prospects also supported shares over the period. Shares of auto supply retailer, Advance Auto Parts have also outperformed year-to-date, as they continue to work through their turnaround plan. After underperforming in 2017, shares have risen dramatically driven by improved execution and favorable trends in the auto aftermarket industry. Cisco Systems, a communication equipment company, has outperformed following better than expected growth. In addition, tax reform enabled the company to increase the dividend by 14% and repurchase more stock.

Detracting from performance were Diebold Nixdorf Incorporated, Wells Fargo & Company and Phillips International. Shares of Diebold Nixdorf, the ATM servicer and software provider, have underperformed in part because of payments made to those Wincor Nixdorf shareholders that chose not to tender their shares during Diebold’s 2016 acquisition. Wells Fargo & Co., a diversified bank, underperformed post receiving an unprecedented consent order from the Fed mandating them to restructure their board of directors, restrict asset growth and reduce earnings. Also weighing on shares was the confluence of equity markets turning negative, loan growth slowing further and further yield curve flattening. Shares of tobacco company, Phillip Morris declined significantly post reporting Q1 earnings. The results themselves were strong; however the company reported decelerating market share trends of its new innovative product, iQOS, in Japan. This has been a critical monitoring point for investors and the slowdown was widely unexpected given management’s optimistic commentary at various investor events throughout the quarter.

The commentary provided above was from the former sub-adviser of the Fund, Loomis, Sayles & Company, L.P. who was the manager of the Fund until September 30, 2018.

US equities fell sharply in the fourth quarter, reversing gains from earlier in the year. The S&P 500 Index suffered its biggest quarterly decline since 2011. Large-cap value outperformed large-cap growth as the Russell 1000 Value Index and Russell 1000 Growth Index declined 11.72% and 15.89%, respectively, in US-dollar terms.

Volatility returned to markets amid signs of a global economic slowdown, concerns over monetary policy, political dysfunction, inflation fears and worries about increased regulation in the technology sector. US stocks were further impacted as the Federal Reserve hiked interest rates, sparking concerns about a policy mistake, and investors grew anxious about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off.

For the quarter, the only sector to post positive returns was utilities. Energy stocks fell as the price of oil continued to plummet. Industrials, technology and consumer discretionary stocks were also among the worst performers.

The US Relative Value Portfolio declined in absolute terms and underperformed its benchmark, the Russell 1000 Value. Security selection drove the underperformance, particularly among industrials, financials and technology holdings. This was partly offset by outperformance and an overweight in communication services. Sector selection

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

contributed to performance, as the portfolio benefited from underweights to the energy and materials sectors. An underweight to the defensive utilities sector and an overweight to industrials detracted. As we find attractive opportunities, we have been increasing our weight to industrials given the large price pullback in the sector amid concerns of a possible US recession, China’s slowdown and ongoing trade wars.

Industrial names were among the biggest detractors in the quarter. Among them were defense contractor Raytheon and Altra Industrial Motion, a manufacturer of mechanical power transmission and motion control systems used in auto and industrial applications. Raytheon declined amid concerns over the impact of the Saudi Arabia situation on future missile defense orders and the potential impact of the midterm elections on government defense budgets.

Altra Industrial Motion detracted largely on concerns over the broader global macro growth slowdown. We like the position, as we still see a healthy end-market demand for its products and appreciate its attractive free-cash-flow yield and high-quality balance sheet. Altra Industrial’s recent acquisition of Fortive’s automation and specialty platform business should allow it to penetrate higher growth markets, namely motion-control markets, and achieve cost synergies.

Noble Energy detracted amid weakness in the quarter for the broader energy sector. Furthermore, Noble Energy underperformed after the company reported lower-than-expected earnings and higher-than-expected costs going forward. Our thesis centers on Noble’s attractive valuation, with anticipated free-cash-flow improvement once its large Israeli project, Leviathan, starts up in 2019 and management’s continued aggressive buyback of shares.

Verizon contributed in the quarter because of its less cyclical business exposure and stabilizing mobile phone churn. We continue to like the position given the company’s leading status among wireless carriers, large free-cash-flow generation, attractive valuation and early-stage exposure to the upcoming 5G network upgrade, which will allow faster internet speeds over existing 4G networks and cable providers.

Leading oncology pharmaceutical company Roche contributed, as it reported very strong quarterly results driven by its Avastin, Herceptin and Rituxan products. US sales growth was attributed to better pricing and higher volumes. Additionally, management reconfirmed its full-year guidance. We continue to like the company, as we believe that the market is overly concerned with biosimilar competition in the near term.

Pharmaceutical company Eli Lilly was among the top contributors after reporting a third quarter with earnings that were better than consensus. The company reported strong top-line growth driven by several of its diabetes therapies (Humalog, Trulicity and Basaglar). Furthermore, management raised anticipated future sales and margin figures and announced a new $8 billion share buyback program. We believe that Eli Lilly is a diversified pharmaceutical company that, unlike many of its competitors, has avoided the albatross of making large value-destroying deals.

There are some indications that economic growth is slowing as the market absorbs the impact of several years of steady monetary-policy tightening. That should be viewed as good news: the economy has been operating above potential for several quarters, and a deceleration to a more trend-like growth rate reduces the risks of overheating and financial market imbalances. The market seems concerned that a gradual deceleration will rapidly snowball into something more significant. We think those concerns are misplaced. Incoming data continues to paint a picture of a healthy economy, and we think there is plenty of forward momentum to keep growth solid for several more quarters.

The commentary provided above is from the current sub-adviser of the Fund, AllianceBernstein L.P. who assumed day-to-day management of the Fund on October 1, 2018.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Large Cap Value Fund on December 31, 2008 would have grown to $27,805. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2008 would have grown to $28,853.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Large Cap Value Fund	(7.71%)	4.68%	10.77%

Russell 1000 Value Index	(8.27%)	5.95%	11.18%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Financial	25.1%

Consumer, Non-cyclical	18.5%

Communications	15.0%

Industrial	13.7%

Consumer, Cyclical	13.2%

Energy	10.4%

Technology	4.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned –6.60% for the twelve-month period ending December 31, 2018, compared to the –8.27% return for its benchmark, the Russell 1000 Value Index for the same time period.

Despite elevated volatility levels emanating from investor concerns related to U.S. Federal Reserve monetary policy direction, coupled with a global trade war and slowing economic growth worries, domestic equities posted attractive, generally double-digit, returns through the first nine months of calendar year 2018. That changed markedly over the final three months of the year as equity markets plunged amid signs of a slowing global economy accompanied by worrisome political uncertainties.

Fears of a global trade war from President Trump’s imposition of broad new import tariffs came to life, as retaliatory actions by China and other countries adversely impacted U.S. companies’ overseas business. Global stock markets, which had already begun to weaken, accelerated their fall in the fourth quarter 2018. A range of political uncertainties from the November U.S. midterm elections to the fate of Britain’s planned “Brexit” from the European Union, weighed heavily on global stocks.

Despite the stock market pullback, U.S. economic data remained largely positive during the period, prompting the Fed to raise its benchmark interest rate in December for the fourth time in 2018. Investors were more receptive when the Fed indicated it might reconsider plans to continue interest-rate hikes in 2019. Despite a partial rebound in the final days of the period, the U.S. stock market’s December plunge was its worst monthly loss since the 2008 financial crisis.

Investor malaise reflected in stock indexes globally for calendar year 2018. In the U.S., the S&P 500 Index dropped 4.38%. Globally, the MSCI EAFE Index declined 13.79%. Large-cap stocks outperformed their small-cap counterparts during the period.

The Fund’s outperformance versus the index was primarily the result of strong stock selection, while sector allocation had a modestly negative impact for the period. Among U.S. large-cap equities, growth stocks outperformed value stocks during the period by a wide margin. Nine of the eleven economic sectors within the Index registered negative returns, with industrials, energy, and materials posting the most challenged returns. Health care and utilities were the lone sectors with positive performance over the period.

Strong broad-based stock selection boosted relative performance results over the period, with positive stock selection results registered in 9 of the 11 sectors. Stock selection contributed most in the consumer discretionary, communication services, and materials sectors. An underweight to the financials sector, which lagged the broader market, was a contributor to the Fund’s performance vs. the Index. The Fund’s top relative contributor for the period was an overweight position in medical device manufacturer Boston Scientific. Within consumer discretionary, the Fund’s exposure to athletic apparel retailer Lululemon Athletica contributed to relative performance. Elsewhere, overweight positions in rail operator CSX, pharmaceuticals company Merck, and utilities firm NextEra Energy benefited relative performance.

On a sector basis, an underweight exposure to information technology, as well unfavorable stock selection within that sector, detracted from relative performance. The Fund’s top relative detractor during the period was an overweight exposure to oil and natural gas services provider Haliburton. Within information technology, the Fund’s avoidance of Cisco Systems, which outpaced the broader market, along with exposure to Intel, represented a drag on relative performance. Elsewhere, overweight positions in industrials firms Fluor and Gardner Denver, as well as exposure to poor-performing financial services company Credit Suisse, detracted from relative results.

Further retrenchment may occur in the next few months before stock markets find a bottom. One positive for stocks is that valuations are well off their peak following two months of decline. However, any sign of corporate earnings weakness would bode more difficulty for stocks. Similarly, with economic data remaining largely positive thus far, observers will closely monitor key indicators such as unemployment claims, housing starts and consumer confidence for signs of weakness that could foretell a recession.

All eyes will be on the Fed during the first quarter of 2019 to see if it scales back planned interest-rate hikes. Overseas, China’s economic weakness and political uncertainties over the global trade war, as well as Britain’s planned “Brexit” from the European Union, all raise caution flags for investors.

Notable sector changes during the quarter included moving from overweight positions in communication services and real estate to underweight positions, and moving from underweights in health care and consumer

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

discretionary to overweights in those groups. Looking at individual securities, sales during the quarter included holdings that had reached a fair valuation or experienced deteriorating fundamentals. Notable sales included internet service giant Alphabet Inc., specialty spice and seasoning maker McCormick & Co., and coffee retail giant Starbucks. Notable purchases during the quarter include consumer products conglomerate Proctor & Gamble, power tool maker Stanley Black & Decker, and home improvement retailer Home Depot.

In regards to sector weights at quarter end, the Fund’s largest overweights are to the industrials and consumer discretionary sectors, while the largest underweights are to information technology, real estate, and communication services.

Volatility is likely to remain a persistent market feature looking forward with ongoing trade disputes, fed policy decisions, China’s economic path, and Brexit among factors that may weigh on investor sentiment. While volatility risk is high, the Value Team’s investment approach remains centered on selecting individual securities with an asymmetric risk/reward profile, not about making macroeconomic forecasts.

As always, we remain committed to our bottom-up, fundamental investment process. We continue to seek out leading companies that possess advantaged business models, financial discipline and management team’s that make thoughtful capital allocation decisions, yet which trade at a discount to what we estimate as the firm’s intrinsic value. We believe this may serve our clients throughout 2019 and beyond.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Large Core Value Fund on December 31, 2008 would have grown to $24,114. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2008 would have grown to $28,853.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Large Core Value Fund	(6.60%)	5.41%	9.20%

Russell 1000 Value Index	(8.27%)	5.95%	11.18%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Financial	25.2%

Consumer, Non-cyclical	24.3%

Industrial	12.3%

Energy	9.9%

Utilities	7.0%

Technology	6.5%

Communications	6.4%

Consumer, Cyclical	6.2%

Basic Materials	2.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned –4.76% for the twelve-month period ending December 31, 2018, compared to the –4.38% return for its benchmark, the S&P 500 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Security misweights, the primary driver of Fund performance during the reporting period, contributed to a –1 basis point performance difference relative to the Index.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of future detracted zero basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Microsoft Corporation, Amazon.com, Inc. and Merck & Co., Inc. The top negative contributors to the Fund’s performance during the reporting period were Facebook, Inc., General Electric Company and AT&T Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Index 500 Fund on December 31, 2008 would have grown to $33,169. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2008 would have grown to $34,303.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Index 500 Fund	(4.76%)	8.10%	12.74%

S&P 500 Index	(4.38%)	8.49%	13.12%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Consumer, Non-cyclical	23.3%

Financial	17.9%

Technology	15.9%

Communications	14.5%

Industrial	9.1%

Consumer, Cyclical	8.4%

Energy	5.3%

Utilities	3.3%

Basic Materials	2.2%

Government	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 0.26% for the twelve-month period ending December 31, 2018, compared to the –4.75% return for its benchmark, the Russell Midcap Growth Index for the same time period.

The managers primarily emphasize a bottom-up approach and may look at a number of factors in its consideration of a company. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain multi-year growth, market potential, profit potential, stable and consistent revenue, earnings, and cash flow.

For the reporting period, the Fund outperformed the benchmark. Strong results in our health care and consumer discretionary sectors drove the positive relative return for the Fund in 2018, with stock selection key to the outperformance. Industrials, financials, communication services and materials, also made solid positive contributions to performance based on a combination of strong stock selection, in the case of industrials, financials and communication services, and sector allocation, in the case of materials. Other sectors in the Fund that saw a positive contribution were utilities and real estate, both at zero exposure in the Fund. Sectors that made a negative contribution to relative performance were information technology, where sector allocation with respect to an underweight position drove results, consumer staples and energy. Cash was 0.09% to the negative, while equity options were 0.01% to the negative. Any derivatives usage during the measurement period did not have a specific impact on performance and was based primarily on individual issues (selling puts to potentially gain access to a holding at a target price or selling calls to exit a holding).

Our health care sector exposure made the greatest positive contribution to the Fund’s return. We were overweight in this outperforming sector, and our names far outperformed the health care stocks in the index, gaining almost 18% on average against a less than 0.5% gain for the health care sector overall. Limited exposure to biotechnology stocks was a benefit to our Fund, as those names really struggled in 2018, mostly delivering steep declines, often as much as one-third to one-half their value. However, the vast outperformance for our health care group came from solid positive returns across the calendar year from most of our holdings.

Solid performance from our consumer discretionary names was another important factor in our outperformance in

2018. We were overweight in this underperforming group, with much of the excess weight in our strongest names, most of which delivered positive performance last calendar year. Industrials, financials and communication services exposure provided a positive contribution.

Information technology exposure produced the biggest negative contribution to performance, largely related to sector allocation, as we were significantly underweight in this outperforming sector. Consumer staples and energy exposure also contributed negatively to performance. We had no exposure to real estate and utilities sectors, which contributed 0.13% and 0.02% to index performance, respectively.

The top three securities contributing to the Fund’s relative performance for the reporting period were Chipotle Mexican Grill, Intuitive Surgical, Inc. and Lululemon Athletica, Inc. The top three securities detracting from the Fund’s relative performance for the reporting period were Mohawk Industries, Inc., Dentsply Sirona, Inc. and Polaris Industries, Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2008 would have grown to $35,074. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2008 would have grown to $40,880.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Mid Cap Growth Fund	0.26%	6.94%	13.37%

Russell MidCap Growth Index	(4.75%)	7.42%	15.12%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Consumer, Non-cyclical	27.1%

Consumer, Cyclical	22.9%

Technology	17.0%

Industrial	16.7%

Communications	8.6%

Financial	5.2%

Basic Materials	2.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned –15.20% for the twelve-month period ending December 31, 2018, compared to the –12.29% return for its benchmark, the Russell Midcap Value Index for the same time period.

During the final quarter of 2018, investor focus shifted from the positive backdrop of solid economic and earnings growth, low unemployment and relatively low interest rates, to a negative focus on Federal Reserve tightening, the impact of tariffs on global growth, declining oil prices, a flattening yield curve, widening credit spreads and leveraged corporate balance sheets.

Typically during severe market dislocations such as the one experienced in December, investor panic leads to a flight from perceived risk, regardless of the underlying value of the enterprise, in our opinion. This held true as steady growth and momentum factors fared better than value. Despite the attractive valuations of many of the holdings in the Fund’s portfolio, prices were decimated by the rapid sell off in the market. However, in the past when stock prices have collapsed rapidly and the spread between market price and our intrinsic value estimates for portfolio companies widens, these stocks tend to stabilize in the short run and meaningfully appreciate over the next twelve months.

Performance was hurt by some of our sector weightings. In a flight from risk, the utilities sector was the stand out performer for the index. We have been underweight this sector due to valuation concerns. Our positioning in the financial sector also hurt performance (underweight REIT’s which performed relatively well and overweight regional banks which have underperformed). Our overweight to the benchmark in the producer durables sector also detracted from performance.

Individual stocks that had disappointing earnings and/or financial reports were severely punished by the market and in many cases declined much more than our analysts had projected and fundamentals warranted, in our opinion. Perrigo, which is undergoing a restructuring led by a new CEO, announced that the Irish tax authority filed a $1.9 billion tax assessment against the company. While Perrigo will appeal this decision, the stock lost over 25% of its value in one trading day. Hain Celestial underperformed as the near term outlook was reduced due to cost increases which pressured margins. Hain’s new CEO is in the process of preparing a restructuring plan for this asset rich company. Western Digital and AerCap also came under unrelenting selling pressure.

While the negative news around stocks was pervasive, several of our companies delivered very strong performance. In the consumer discretionary sector, both SeaWorld Entertainment and Macy’s rebounded from overly depressed levels. Esterline Technologies and Envision Healthcare were acquired at significant premiums to our cost. We anticipate M&A activity in our portfolio to continue to be robust next year, especially if valuation levels remain low.

We believe 2019 will bring tighter financial conditions, resulting in a meaningful slowdown in both GDP and profit growth. Corporate profit margins could be pressured by rising interest rates, higher tariffs, and accelerating wage growth. As a result, we believe earnings estimates are likely to come down from recent estimates. The equity markets have discounted this slowdown with the most economically sensitive areas (i.e., consumer discretionary, housing, industrials, technology, financials) getting slammed in the recent market turmoil. Based on a reasonable estimate of earnings for 2019, the market P/E ratio is now below 14x, a much more reasonable level than at the beginning of 2018. With the recent dislocation in the markets, we believe the Fund is poised for a bounce back in 2019 and improved investment returns over the next few years.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2008 would have grown to $33,187. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2008 would have grown to $34,038.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Mid Cap Value Fund	(15.20%)	4.07%	12.74%

Russell MidCap Value Index	(12.29%)	5.44%	13.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Industrials	19.5%

Consumer, Cyclical	18.0%

Consumer, Non-cyclical	15.1%

Financial	13.8%

Technology	12.0%

Energy	7.5%

Communications	6.4%

Utilities	4.3%

Basic Materials	3.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned –13.05% for the twelve-month period ending December 31, 2018, compared to the –12.29% return for its benchmark, the Russell Midcap Value Index for the same time period.

The U.S. equity market suffered heightened volatility in 2018 as concerns about slowing global economic and earnings growth, falling oil prices, less accommodative monetary policy, trade tensions, and a partial U.S. government shutdown triggered a sharp fourth quarter decline in stock prices. As a result, most market indices ended the calendar year lower.

Stock selection and an underweight in real estate detracted. Weyerhaeuser was a notable detractor. This timber REIT fell considerably in the fourth quarter due to declines in timber pricing, driven in part by a lower construction outlook and worries regarding export trade.

Stock selection in energy also weighed on relative performance as several of the portfolio’s energy stocks declined along with crude oil prices. Individual detractors included Cimarex Energy, an oil and gas exploration company, and EQT, a natural gas and pipeline company. An overweight in energy also weakened relative performance.

Stock selection and an underweight in consumer discretionary aided relative performance. Stock selection was especially favorable in specialty retail, where Advance Auto Parts was a top contributor.

Several of the portfolio’s health care positions assisted relative performance, especially in the health care providers and services industry, where LifePoint Health was a notable contributor.

Asset managers trailed the market during much of the year as relative valuations compressed. Invesco lost both a large sovereign wealth mandate and large subadvisory role. Lower fee rates reduced Invesco’s earnings estimates and magnified its underperformance. News that Invesco is acquiring Oppenheimer Funds also weighed on the stock price. We trimmed our position.

Paper and packaging company WestRock was a prominent detractor. The stock underperformed due to worries that containerboard pricing and demand have peaked. The company’s decision to acquire a smaller competitor also raised worries over its debt load. The stock was downgraded in the fourth quarter, due in part to broader cyclical concerns for the overall containerboard market.

The stock of Cimarex Energy, a higher-quality energy exploration and production company, underperformed early in the year due to fiscal 2018 production guidance that came in below expectations. Investors were also concerned over the quality of its midcontinent assets after competitors posted uninspiring results in the basin during recent quarters. In the fourth quarter, weakness in crude oil and natural gas prices pressured the stock.

Advance Auto Parts, a retailer of aftermarket replacement parts, is a market share leader in a higher-quality industry. It reported several quarters of strong results and raised its full-year guidance due to margin improvement and stronger than expected same-store sales trends. This news indicated to investors that the company’s turnaround plan is starting to show signs of effectiveness.

The stock of LifePoint Health outperformed on news that it would be acquired for a significant premium by Apollo Global Management, a private equity firm. This was a cash offer, and our expectation was that there would not be any other buyers. We took our profits on the stock and exited the position in October.

The stock for Keysight Technologies, an electronic test and measurement company, rose through the first three quarters of the year, lifted by its success in serving growth markets such as 5G, next-generation wireless, aerospace, and automotive. We sold the stock on strength.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Mid Core Value Fund on December 31, 2008 would have grown to $30,765. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2008 would have grown to $34,038.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Mid Core Value Fund	(13.05%)	6.42%	11.89%

Russell MidCap Value Index	(12.29%)	5.44%	13.03%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Financial	29.1%

Industrial	19.2%

Consumer, Non-cyclical	16.5%

Consumer, Cyclical	11.8%

Utilities	9.2%

Energy	8.1%

Technology	6.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned –5.50% for the twelve-month period ending December 31, 2018, compared to the –7.47% return for its benchmark, the Russell 2500 Growth Index for the same time period.

During 2018, the Penn Series Funds SMID Cap Growth Fund outperformed the Russell 2500 Growth Index. In the 12-month period, stock selection in the Consumer Discretionary and Health Care sectors contributed to results, while stock selection in the Industrials and Materials sectors detracted from performance.

ABIOMED, Inc. was a top contributor to returns during the year. The company engages in the research, development and sale of medical devices to assist or replace the pumping function of the failing heart. The company’s shares rallied following a positive earnings release in April 2018, in which revenues were up significantly from the prior year. It was also announced later in the second quarter that ABIOMED would be added to the S&P 500 Index, illustrating its continued competitive position within the market. We remain positive on the company, as we believe its differentiated technology in the heart pump market positions it well as hospital purchasing is shifting to devices that improve patient outcome and reduce hospital stays. Additionally, we believe that the company will have a dominant position in a market that is still in the early innings of penetration. Wingstop, Inc., a restaurant franchisor and operator of cooked-to-order chicken wings, was also a top contributor to returns during the year. Both in May and August, shares of the company rallied after reporting solid quarterly earnings, in which Wingstop exceeded both revenue and earnings estimates. This was viewed positively by investors, as it appears that increased brand awareness has led to impressive sales growth. We believe that Wingstop’s investments in national advertising will continue to improve its brand awareness and ultimately act as a catalyst for further sales and earnings growth. We also believe that increased new store development and the implementation of delivery in its restaurants positioned it well to capitalize on increased demand as awareness grows.

Construction materials company Summit Materials, Inc. was a top detractor from returns during the year. In early August 2018, the stock fell sharply following the company’s quarterly earnings release. Despite beating market expectations on revenue, the company fell short of expectations on earnings per share by a significant margin.

These disappointing results were largely due to difficult, but transitory weather conditions. Going forward, we are positive on the growth potential for the company given the backlog of public construction work available. We further feel that Summit Materials could have stable earnings power moving forward and are confident in management’s ability to execute on the company’s strategic plans. Asset management company, Affiliated Managers Group, Inc. was also a top detractor from results during the period. The stock came under pressure following its first quarter results in which it reported strong sales and earnings growth, but net asset flows fell short of investor expectations. The negative flows were driven by the institutional channel, but were partially offset by its retail and high net-worth channel, which we believe leads to a better fee mix. It’s shares also sold off in late May following the announcement that the company’s Chief Executive Officer would be stepping down due to health issues. Despite the volatility experienced during the year, we continue to believe Affiliated Managers Group is a high-quality growth company with an attractive cost structure. We also view the company positively as it continues to return capital to its shareholders.

Heading into 2019, we continue to view equities as the most favorable asset class, offering the most attractive valuations relative to macro and corporate fundamentals. Asset prices and market expectations have adjusted significantly lower versus a year ago, offering a more attractive entry point and creating the potential for positive surprises. We expect to see more signs of an aging cycle in 2019, which may be challenging to navigate and require more selectivity by investors. Yet without clearer signs of deteriorating fundamentals, we think it is too early to position for a downturn in global growth or corporate earnings.

Increasing global uncertainties, trade tensions and changing monetary policy created more volatility in equity markets, especially during the fourth quarter. Given this backdrop, we believe a thorough understanding of both market and company specific variables is crucial to navigating the ever-changing investment landscape. As active managers, we are closely monitoring these developments and the ramifications they could have across our portfolios. We feel these factors could provide a favorable environment for active management and believe that our time-tested approach of bottom-up stock picking has the potential to deliver strong relative returns.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2008 would have grown to $38,354. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2008 would have grown to $39,626.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

SMID Cap Growth Fund	(5.50%)	4.89%	14.39%

Russell 2500 Growth Index	(7.47%)	6.19%	14.76%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Consumer, Non-cyclical	36.1%
Technology	18.4%
Industrial	14.4%
Consumer, Cyclical	11.2%
Financial	10.0%
Communications	7.9%
Basic Materials	1.2%
Energy	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned –15.16% for the twelve-month period ending December 31, 2018, compared to the –12.36% return for its benchmark, the Russell 2500 Value Index for the same time period.

Global equities ended the twelve month period ended December 31, 2018 in negative territory, marking one of the worst years for the stock market in a decade in terms of performance. Despite a relatively strong start to the year and US stock indices reaching record highs, volatility spiked toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The US Federal Reserve (Fed) raised rates four times during the period, as expected, but softened its tone in December and signaled that it might slow its pace of rate hikes in 2019. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. For the year, the portfolio declined in absolute terms and underperformed its benchmark, the Russell 2500 Value Index, which declined 12.36%. Overall stock selection detracted for the period, primarily owing to holdings in the consumer discretionary, financials and industrials sectors. An underweight position in utilities and overweight position in energy also detracted. An overweight position and stock selection in the technology sector contributed, as did stock selection in healthcare and real estate.

Performance detractors included Cooper Standard, a global auto-parts supplier. Cooper’s shares traded down after management meaningfully reduced revenue and profit guidance. The company’s outlook was negatively impacted by a slowdown in Chinese and European auto sales, as well as by cost pressures from both rising input costs and trade tariffs. Texas Capital Bancshares, a Dallas-based regional bank, also underperformed. The bank reported weaker-than-expected earnings due to slowing loan growth and rising deposit costs, the result of increased competition. Shares of aluminum producer Alcoa detracted amid tariff and broader global supply concerns.

Many contributors, including Mellanox Technologies and Finisar, benefited from strong company specific catalysts. Mellanox, a supplier of high-speed storage and network connectivity computer chips, rose after the company delivered stronger-than-expected earnings. Mellanox surpassed growth expectations for its new ethernet products and significantly expanded its profit margins through internal cost-containment efforts. Finisar, a manufacturer of components used in data centers and telecom infrastructure, announced that it had reached a deal to be acquired at a significant premium by one of its competitors. Molina Healthcare, a managed-care company providing healthcare services for Medicaid, contributed as shares rose sharply after it reported significantly better-than-expected profitability.

As we enter 2019, investors are faced with a world that is sharply different from just one year ago. The economy is still supported by the solid foundation of strong employment and high capacity utilization. Vulnerability began to emerge in 2018, however, as the impact of the Fed rate hikes and trade frictions sapped confidence. Markets reacted to the increased fragility of the economy by selling risk assets and creating a significant opportunity in value stocks. We share some of the market’s concerns about the health of the economy. Many companies, however, enter this period of heightened risk on sounder footing relative to a decade ago. These fundamental improvements will not make them immune to the cycle but will lessen its impact and provide options for them to emerge stronger at the end of any potential future slowdown or recession. These companies are not isolated to a particular set of sectors or industries. The size and breadth of this opportunity make it fertile ground for active managers. Selectivity will remain critical nonetheless. Not every company will emerge from a possible pullback unscathed. Focusing on the companies with the best competitive positions, strongest balance sheets and cash flow will be more crucial than ever.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the SMID Cap Value Fund on December 31, 2008 would have grown to $34,809. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2008 would have grown to $30,008.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

SMID Cap Value Fund	(15.16%)	4.34%	13.28%

Russell 2500 Value Index	(12.36%)	4.16%	11.62%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Financial	33.8%
Consumer, Cyclical	13.0%
Consumer, Non-cyclical	11.8%
Industrial	11.6%
Technology	11.1%
Energy	7.1%
Utilities	5.7%
Communications	4.1%
Basic Materials	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned –4.64% for the twelve-month period ending December 31, 2018, compared to the –9.31% return for its benchmark, the Russell 2000 Growth Index for the same time period.

Small-cap stocks were volatile and lost ground during the year. While corporate earnings growth was solid, global trade tensions and the prospect of rising interest rates weighed on stocks. In the fourth quarter, markets fell sharply as trade tensions between the U.S. and China escalated and data suggested weaker international economic growth.

For the 12 months ended December 31, 2018, the Portfolio outperformed its benchmark, the Russell 2000 Growth Index. Stock selection in the industrials sector was a large driver of relative outperformance, as was our overweight to the technology sector.

HEICO was our largest contributor within the industrials sector. Strong earnings momentum helped boost the stock of the aerospace parts supplier during the period. A few bolt-on acquisitions made by the company have also been viewed favorably and helped drive the stock. Looking ahead, we continue to like HEICO’s aftermarket business, which provides a resilient, recurring revenue stream for the company. We also believe the technical expertise required to make its mission-critical parts, as well as the FAA approval process required for each part, present a high barrier to entry for would-be competitors.

Both stock selection in the energy sector and an underweight to the sector also contributed to relative performance. Within the energy sector, we did not have exposure to many of the exploration and production companies within the index. That lack of exposure helped relative performance as shares of such companies dropped considerably when oil prices sank during the year.

On an absolute basis, our top contributor to performance was The Trade Desk. The stock was up significantly after its quarterly earnings handily beat market expectations in consecutive quarters. We believe The Trade Desk is still in the early days of growing its business, as it works with large companies and advertising agencies to help them deploy digital advertising spending across channels in a more cost-effective way.

While we outperformed the benchmark, stock selection in the consumer staples, communication services and materials sectors detracted from relative results.

On an absolute basis, Belden was our largest detractor. Industrial-related stocks such as Belden sold off broadly in the period due to concerns about slowing economic growth. Belden’s stock dipped further after an announcement the SEC was investigating the company over how it recognized revenue in one business unit. The company had already announced the accounting issue, however, and we believe the stock price reaction to the news about the SEC investigation was overdone. We continue to hold the stock, and believe connector and component suppliers such as Belden serve attractive end markets that are growing content in a number of industrial products.

Puma Biotechnology was another detractor. The stock declined after the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. The stock continued to trend down as the U.S. launch has ramped slower than expected. We still like the long-term growth potential of Nerlynx, a breast cancer therapy approved by the U.S. Food and Drug Administration in 2017, and subsequently approved in Europe in mid-2018 after the EMA decision was reversed. We think the stock’s current valuation doesn’t reflect the upside in the U.S market, let alone in Europe.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2008 would have grown to $34,228. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2008 would have grown to $35,547.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Small Cap Growth Fund	(4.64%)	6.97%	13.09%

Russell 2000 Growth Index	(9.31%)	5.13%	13.52%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Consumer, Non-cyclical	34.3%
Technology	20.1%
Industrial	20.0%
Consumer, Cyclical	8.7%
Financial	6.7%
Communications	5.8%
Basic Materials	3.7%
Energy	0.7%

Total	100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned –13.88% for the twelve-month period ending December 31, 2018, compared to the –12.86% return for its benchmark, the Russell 2000 Value Index for the same time period.

Despite a strong start to the year amid solid economic data, a $1.5 trillion tax reform plan and a favorable earning season, U.S. equities endured a challenging and volatile year. The Federal Reserve Board (Fed) raised interest rates four times over the year and communicated an upbeat view of the economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the year. U.S. equities fell sharply in the fourth quarter as investor sentiment rapidly deteriorated given escalating trade and political uncertainty and in a delayed response to an earlier selloff in global rates. The correction resulted in tighter U.S. financial conditions, which had been resilient to Fed rate hikes earlier in the year. U.S. equities saw a temporary reprieve in November due to more accommodative comments from Fed Chair Jerome Powell and encouraging progress towards China-U.S. trade talks. However, the recovery was short-lived as U.S. equities plunged in December given renewed investor fears sparked by the arrest of a Chinese technology executive, a partial U.S. federal government shutdown and President Trump’s criticism of Fed Chair Powell. The best performing sectors over the year were Health Care, Utilities and Information Technology, while the worst performing sectors were Energy, Materials and Industrials. Overall, small-cap equities underperformed the broader market, with the Russell Index returning –11.01% while the S&P 500 Index fell 4.38%.

During the year, the portfolio underperformed the Russell 2000 Value Index. A majority of underperformance occurred in the second quarter when there was an exuberant small-cap rally. In contrast, the strategy outperformed the benchmark during the other three quarters of the year. In the portfolio, stock selection within the Information Technology and Real Estate sectors contributed to performance, while investments in the Industrials and Consumer Discretionary sectors detracted from returns.

For the fourth quarter and entire year, Burlington Stores, Inc., a major off-price clothing retailer in the U.S., was a top contributor to returns. The company has continually reported solid earnings and has exhibited substantial store productivity, with an increase to same store sales, while also upgrading and opening stores in high traffic centers. This has translated into high mid-digit sales growth and earnings margin expansion. We believe that Burlington Stores will further expand margins into 2019, aided by strong top-line sales, as it continues to enhance underpenetrated categories such as home, beauty, toy and baby. Beacon Roofing Supply, Inc., a company that distributes roofing and building materials in the U.S. and Canada, was a top detractor from performance for the year. During the first and second quarters, gross margins came under pressure as input costs increased, leading to a shortfall in earnings. While Beacon Roofing Supply was able to overcome cost headwinds in the third quarter, the company still missed expectations due to mild weather and a decline to organic sales in residential roofing. Going into 2019, we believe the company will have a more favorable set up and potential cost synergies from its Allied Building Products acquisition. We also have confidence in the company’s experienced management team, who has been able to execute over multiple cycles and return value back to shareholders.

During the year, we initiated a position in ALLETE, Inc., a gas and electric, mostly regulated, utility. We like the business mix, where a majority of the cash flow is generated from a steady stream of regulated businesses supported by higher growth areas of energy and infrastructure, which we believe is sustainable for stable earnings and dividend growth.

We sold out of our position in Black Hills Corp., a pure-play electrical and gas utility focused in regulatory states. Relative to the opportunity set, we decided to upgrade the quality of the portfolio by selling Black Hills Corp. and deploying most of the proceeds into gas and electric utility, ALLETE, Inc.

Based on corporate health and margin expansion, especially given tax reform tailwinds, smaller-cap companies had robust earnings growth in 2018 and 2019 expectations, albeit more moderate, outpace other equities, such as U.S. large-cap and international markets. The U.S. economic backdrop remains healthy, with above trend GDP growth and a solid labor market as demonstrated by a low unemployment rate. Due to greater U.S. sourced revenues than large-caps, we believe that smaller-caps could capture this ongoing strength. While there has recently been more volatility in the markets, we believe that uncertain conditions call for an experienced active management team that can navigate the more complex environment.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Small Cap Value Fund on December 31, 2008 would have grown to $31,992. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2008 would have grown to $26,894.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Small Cap Value Fund	(13.88%)	4.09%	12.33%

Russell 2000 Value Index	(12.86%)	3.61%	10.40%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Financial	41.0%
Industrial	12.3%
Consumer, Non-cyclical	10.1%
Consumer, Cyclical	9.6%
Technology	7.7%
Utilities	6.9%
Basic Materials	4.3%
Energy	4.2%
Communications	3.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned –11.37% for the twelve-month period ending December 31, 2018, compared to the –11.01% return for its benchmark, the Russell 2000 Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Futures exposure and security misweights were the primary drivers of Fund performance during the reporting period, contributing to –1 basis point and +24 basis points to the performance difference, respectively. The Fund used futures in order to gain market exposure for the cash position during the reporting period.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Sarepta Therapeutics, Inc., AveXis, Inc. and GrubHub, Inc. The top negative contributors to the Fund’s performance during the reporting period were McDermott International, Inc., Dana Incorporated and Clovis Oncology, Inc.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Small Cap Index Fund on December 31, 2008 would have grown to $29,109. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2008 would have grown to $30,983.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Small Cap Index Fund	(11.37%)	3.72%	11.28%

Russell 2000 Index	(11.01%)	4.41%	11.97%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Financial	25.1%
Consumer, Non-cyclical	21.7%
Industrial	13.3%
Consumer, Cyclical	12.8%
Technology	10.2%
Communications	6.3%
Utilities	3.7%
Energy	3.7%
Basic Materials	3.0%
Government	0.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –14.07% for the twelve-month period ending December 31, 2018, compared to the –13.36% return for its benchmark, the MSCI EAFE Index for the same time period.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance does not reflect the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Dividend tax withholding differences, security misweights and as of cash flows were primary drivers of Fund performance during the reporting period, contributing +15.0 basis points, –1.0 basis points and –1.0 basis points to the performance difference, respectively.

The Fund used Futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted 0.4 basis points from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were GlaxoSmithKline plc, Sky Limited and CSL Limited. The top negative contributors to the Fund’s performance during the Reporting Period were British American Tobacco plc, Bayer AG and BASF SE.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Developed International Index Fund on December 31, 2008 would have grown to $17,165. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2008 would have grown to $19,331.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Developed International Index Fund	(14.07%)	(0.11%)	5.55%

MSCI EAFE Index	(13.36%)	1.00%	6.81%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
Japan	24.2%
United Kingdom	14.1%
France	10.3%
Switzerland	9.2%
Germany	8.8%
Australia	7.3%
Netherlands	5.9%
Hong Kong	3.5%
Spain	3.0%
Sweden	2.5%
Italy	2.0%
Denmark	1.8%
Singapore	1.5%
Finland	1.3%
Ireland	1.2%
Belgium	0.9%
Norway	0.7%
Israel	0.5%
Luxembourg	0.3%
Austria	0.2%
New Zealand	0.2%
Portugal	0.2%
China	0.1%
Jersey	0.1%
Bermuda	0.1%
Isle of Man	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned –12.39% for the twelve-month period ending December 31, 2018, compared to the –13.78% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

Mastercard Inc., reported consistently strong results for the second quarter of 2018, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. Mastercard continues to benefit from strong secular tailwinds (cash-to-card conversion), and enjoys durable competitive moats as an indispensable component of the payment ecosystem. We believe the company can meet its goal of becoming a one-stop shop for all types of payments.

Visa Inc., reported consistently strong results for the second quarter of 2018, with constant currency revenue growth in the mid-teens. Visa also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive moats as an indispensable component of the payment ecosystem and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong ROIC and robust FCF conversion.

British American Tobacco was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the US FDA threatened increased regulations. We exited our position to reallocate capital to better opportunities.

Anheuser-Busch Inbev (ABI), the world’s largest brewer, reported weak third quarter 2018 results related to emerging market volatility and cut its dividend to help deleverage faster following the SAB acquisition. Emerging markets represent roughly 70% of ABI’s business and Brazil, Argentina, and South Africa have been under pressure. We believe the weakness is temporary and emerging markets may offer ABI significant growth opportunities over the long term.

Developed and emerging markets both started 2018 with strong returns in January. However, after a sell-off in early February, volatility ensued and continued throughout 2018,

as a host of geopolitical and macroeconomic risks, stemming from different corners of the earth, impacted markets. Previously swept by momentum, markets are now recognizing heightened risks. A number of factors weighed on international markets throughout 2018 and are continuing into 2019, including the prospect of rising interest rates, uncertainty around Brexit, anti-establishment parties gaining ground in Europe, volatile elections in Emerging Markets and the ongoing trade battle between China and the United States. Heading into 2019, further interest rate hikes in the United States, as well as the ECB dialing back its quantitative easing buying program, should continue to foster a return of a vast flow of savings from riskier assets and areas such as emerging markets back into countries that have run very low interest rates over the past decade, such as the United States and Europe.

As liquidity exits, risk pricing will notably increase and funding costs especially for weaker business models will rise. This combination of increased uncertainty and less liquidity could make for a challenging market in 2019. Importantly, long-term earnings outlook for our portfolio is solid. Even though absolute returns were down in 2018, the businesses in our portfolio continue to grow profits, which should be the ultimate determinate of stock prices. Additionally, international stocks are trading at a discount to the 15-year average and to the U.S. market. Therefore, despite the prevailing gloom-and-doom sentiment among investors, we are starting 2019 on an optimistic note.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the International Equity Fund on December 31, 2008 would have grown to $20,426. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2008 would have grown to $19,780.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

International Equity Fund	(12.39%)	3.13%	7.40%

MSCI ACWI ex-U.S. Index	(13.78%)	1.14%	7.06%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
United Kingdom	18.4%
France	12.1%
India	9.2%
Canada	8.6%
Netherlands	7.7%
United States	6.3%
Germany	6.2%
Switzerland	5.5%
Japan	4.5%
Ireland	4.1%
Spain	3.9%
China	3.5%
Singapore	2.1%
Hong Kong	1.7%
Taiwan	1.4%
Belgium	1.4%
Mexico	1.3%
Sweden	1.1%
Brazil	1.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –17.46% for the twelve-month period ending December 31, 2018, compared to the –14.25% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Developed market equities outperformed emerging market equities in 2018, with the MSCI Emerging Markets Index returning –14.25% versus the MSCI World Index return of –8.71%. We think the U.S. economy is late cycle compared to the other large economies in the advanced world (euro Area, Japan) and emerging markets are early in their economic revival cycle. Valuations in the MSCI All Country World Index ex U.S. are much more attractive than they are in the U.S., where they are nearing all-time highs only surpassed by the 2001 tech bubble. Just as the 1980’s belonged to Japan and the 2000’s to emerging nations, the last decade belonged to America. But economies that are hot in one decade rarely stay hot in the next. Most booms eventually create excesses that sow the seeds of their own destruction, and the excesses that could end the American decade are coming into view. The stock market is now 50% larger than the American economy, a scale it has reached only twice in the past century, during the manias of the 1920’s and late 1990’s.

Over the past few years, investors became so focused on the tech-heavy Asian markets, they appeared to ignore the fundamentals of economic growth. Beginning with the launch of the MSCI EM Index in 1988, the best returns had come in the fastest growing economies, but after 2016 economies with the highest growth rates underperformed the EM index, and those with the lowest growth rates outperformed. Many of the outperformers were tech-heavy. As investors sell out of tech, they are rediscovering some overlooked markets of Eastern Europe and Latin America. Those markets had been battered in part by the strong dollar, which historically sucks money out of EM, but it may not last this time. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range. Dollar bear markets have tended to last around seven years. Our view is that the dollar’s rise in 2018 is a temporary rally within the downtrend that began in early 2016 and could prove long-lasting.

The upshot is that many emerging markets look like compelling long-term buys. Many of the beaten down countries are well-insulated from crisis and are caught in an anti-bubble, gasping in a vacuum of attention because investors are focused on tech and tech-heavy markets like China. As a sense of normalcy returns to the markets, other sectors and countries are likely to pick up momentum. While trying to time the market is a fool’s game, the time to make long-term investments is in periods like the current one, when stock prices in many high-growth emerging markets appear to be cheap for no good reason.

The entire EM class was in some sense overlooked even before the 2018 drawdown. As of last December, only about 4% to 6% of global equity investments were allocated to emerging markets, a share that is too low based on any of the three standard approaches to asset allocation. Basing investments on the EM weight in global equity markets would imply an allocation of 12%, using the EM share of global gross domestic product would imply an allocation of at least 15%, and using an optimal portfolio approach would suggest an allocation of 30%.

In our portfolio, we remain overweight in those countries where we believe economic growth is high or accelerating. We remain invested in good quality, growth-oriented companies capable of sustaining or expanding their earnings — and benefiting from healthy domestic demand, resistant to declines in global trade and resilient in the face of higher interest rates driven by the Federal Reserve’s tightening regime.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2008 would have grown to $19,018. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2008 would have grown to $22,378.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Emerging Markets Equity Fund	(17.46%)	(0.02%)	6.64%

MSCI Emerging Markets Index	(14.25%)	2.03%	8.39%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]
China	17.4%
India	10.8%
Brazil	9.6%
Taiwan	9.0%
South Korea	7.0%
South Africa	6.2%
Mexico	5.2%
Indonesia	4.9%
Hong Kong	4.9%
Russia	4.3%
Poland	3.2%
Malaysia	3.0%
Peru	2.3%
Thailand	2.2%
Chile	2.0%
Hungary	1.8%
Philippines	1.5%
United States	1.0%
Portugal	1.0%
Germany	1.0%
Austria	0.7%
Egypt	0.7%
Argentina	0.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned –4.19% for the twelve-month period ending December 31, 2018, compared to the –4.62% return for its benchmark, the FTSE NAREIT Equity REIT Index for the same time period.

U.S. real estate stocks declined in a difficult year for equities broadly. REITs initially struggled amid an early-period spike in bond yields and concerns about fundamentals for retail and health care property landlords. REITs turned a corner in March as inflation remained generally benign, allowing bond yields to stabilize. Better-than-expected retail sales data added to positive sentiment, as did visible real estate merger and acquisition activity.

REIT returns reached their year-to-date highs of about 5% in late August, aided by continued U.S. job growth, reaccelerating economic activity, rising corporate profits and an 18-year high in consumer confidence. However, market conditions again turned challenging, reflecting a confluence of risk factors, including increased global trade tensions, slowing growth in China and Europe, and a sharp downturn in oil prices. Meanwhile, the U.S. Federal Reserve continued to raise short-term interest rates, and indicated that it would hike rates at least two more times in 2019. Combined, these developments greatly pressured broad equity markets in the final months of the period, including REITs, even as commercial real estate fundamentals remained generally healthy.

Returns in the period varied widely by property type. Data center REITs were a notable underperformer, down nearly 15% following two years of exceptionally strong performance. Regional mall and shopping center REITs also struggled, amid secular concerns over online retailers gaining market share from their tenants. Sentiment toward retail landlords was also hindered late in the year when Sears announced that it would file for bankruptcy and close more stores. Hotel and office owners had sizable declines as well. Health care property companies were a positive standout, favored for their relatively stable cash flows.

The Portfolio had a negative total return for the year, although it outperformed its benchmark. Factors that helped the portfolio’s relative performance in the period included stock selection in the apartment sector, led by an overweight in UDR, Inc., which had a significant gain. The company continued to see occupancy improvements and management raised its guidance. Stock selection in the self-storage sector also aided performance, due mainly to an overweight in Extra Space Storage that performed well. The portfolio’s overweight in the manufactured home sector further helped relative performance; the group rose more than 10%, supported by firm demand and limited supply.

Stock selection in the shopping center sector detracted from relative performance. We held an overweight position in Urban Edge Properties, which was hindered in part by its relatively high exposure to big-box retailer store closures. Stock selection in the hotel sector hampered performance as well, mainly reflecting an out-of-index allocation to Red Rock Resorts. The stock was pressured by softer tourism and gaming revenues on the Las Vegas strip; however, Red Rock’s customer base is mainly local and the company is thriving due to strong population and employment growth. Our underweight in the free-standing retail sector also detracted from relative performance.

In our view, real estate stocks in general are attractively positioned in a late-cycle environment. As the broad equities market adjusts to an environment of peak earnings margins and decelerating growth, REITs with defensive, contractually based growth characteristics are projected to maintain a positive earnings outlook that is largely unchanged.

In terms of sector positioning, we have a positive view on nearly all forms of rental housing due to favorable demographic growth trends, job and wage growth, and rising mortgage rates that are making home ownership more expensive. We also favor cell towers and data centers, which should continue to benefit from the proliferation of data growth in the U.S. and elsewhere.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2008 would have grown to $30,161. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2008 would have grown to $31,382.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Real Estate Securities Fund	(4.19%)	8.26%	11.67%

FTSE NAREIT Equity REIT Index	(4.62%)	7.90%	12.12%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/18

Percent of Total Investments[1]

Apartments	18.4%

Storage & Warehousing	13.1%

Office Property	12.1%

Healthcare	12.0%

Diversified	10.1%

Hotels & Resorts	8.1%

Industrial	6.8%

Strip Centers	5.4%

Telecommunications	4.5%

Manufactured Homes	4.4%

Building & Real Estate	3.2%

Regional Malls	1.1%

Entertainment	0.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned –9.53% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the Russell 3000 Index’s return of –5.24% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2018, the Aggressive Allocation Fund underperformed its 90% stock/10% bond performance benchmark by 4.92%.

The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value and small cap growth equities underperformed the Russell 3000 Index. In 2018, international equities significantly underperformed due to the divergence of economic growth between the U.S. and the rest of the world. The allocation in large cap growth equities, mid cap growth equities and REITs generated positive asset allocation performance. On the fixed income side, allocation to short-term bonds contributed positively, while the allocation to high yield bonds contributed negatively to performance.

Fund selection of Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series Flexibly Managed Fund, Penn Series Large Cap Growth Fund, Penn Series Mid Cap Growth Fund and Penn Series Small Cap Growth Fund outperformed their respective benchmarks by more than 2%. Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Emerging Markets Equity Fund underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed; Quality Bond Fund and Limited Maturity Bond Fund underperformed their respective benchmarks.

Looking ahead, U.S. economic growth is projected to decelerate in 2019. We will also be facing potential headwinds from restrictive monetary and trading policies. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2008 would have grown to $24,996. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2008 would have grown to $34,495. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Aggressive Allocation Fund	(9.53%)	4.17%	9.59%

Russell 3000 Index	(5.24%)	7.91%	13.18%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/18

International Stocks	22.0%

Large Cap Value Stocks	19.0%

Mid Cap Value Stocks	14.0%

Emerging Markets Stocks	11.0%

Small Cap Value Stocks	7.0%

Short Term Bonds	7.0%

Large Cap Growth Stocks	6.0%

Small Cap Growth Stocks	5.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

Intermediate Bonds	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned –7.83% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the Russell 3000 Index’s return of –5.24% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2018, Moderately Aggressive Allocation Fund underperformed its 80% stock/20% bond benchmark by 3.82%.

The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value and small cap growth equities underperformed the Russell 3000 Index. In 2018, international equities significantly underperformed due to the divergence of economic growth between the U.S. and the rest of the world. The allocation in large cap growth equities, mid cap growth equities and REITs generated positive asset allocation performance. On the fixed income side, allocation to short-term bonds contributed positively, while the allocation to high yield bonds contributed negatively to performance.

Fund selection of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series Flexibly Managed Fund, Penn Series Large Cap Growth Fund, Penn Series Mid Cap Growth Fund and Penn Series Small Cap Growth Fund outperformed their respective benchmarks by more than 2%. Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Emerging Markets Equity Fund underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed; Quality Bond Fund and Limited Maturity Bond Fund underperformed their respective benchmarks.

Looking ahead, U.S. economic growth is projected to decelerate in 2019. We will also be facing potential headwinds from restrictive monetary and trading policies.

Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2008 would have grown to $23,723. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2008 would have grown to $34,495. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Moderately Aggressive Allocation Fund	(7.83%)	4.13%	9.02%

Russell 3000 Index	(5.24%)	7.91%	13.18%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/18

Large Cap Value Stocks	20.0%

International Stocks	17.0%

Mid Cap Value Stocks	11.0%

Short Term Bonds	11.0%

Emerging Markets Stocks	8.0%

Intermediate Bonds	7.0%

Large Cap Growth Stocks	7.0%

Small Cap Value Stocks	7.0%

Small Cap Growth Stocks	4.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned –5.88% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the Russell 3000 Index’s return of –5.24% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2018, the Moderate Allocation Fund underperformed its 60% stock/40% bond performance benchmark by 3.02%.

The asset allocation of the Moderately Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value and small cap growth equities underperformed the Russell 3000 Index. In 2018, international equities significantly underperformed due to the divergence of economic growth between the U.S. and the rest of the world. The allocation in large cap growth equities, mid cap growth equities and REITs generated positive asset allocation performance. On the fixed income side, allocation to short-term bonds contributed positively, while the allocation to high yield bonds contributed negatively to performance.

Fund selection of the Moderately Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series Flexibly Managed Fund, Penn Series Large Cap Growth Fund, Penn Series Mid Cap Growth Fund and Penn Series Small Cap Growth Fund outperformed their respective benchmarks by more than 2%. Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund and Penn Series Emerging Markets Equity Fund underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed; Quality Bond Fund and Limited Maturity Bond Fund underperformed their respective benchmarks.

Looking ahead, U.S. economic growth is projected to decelerate in 2019. We will also be facing potential headwinds from restrictive monetary and trading policies.

Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Moderate Allocation Fund on December 31, 2008 would have grown to $20,786. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2008 would have grown to $34,495. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Moderate Allocation Fund	(5.88%)	3.81%	7.59%

Russell 3000 Index	(5.24%)	7.91%	13.18%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/18

Intermediate Bonds	22.0%

Short Term Bonds	15.0%

Large Cap Value Stocks	14.0%

International Stocks	12.0%

Mid Cap Value Stocks	10.0%

Large Cap Growth Stocks	6.0%

Small Cap Value Stocks	6.0%

Emerging Markets Stocks	5.0%

High Yield Bonds	3.0%

Small Cap Growth Stocks	3.0%

Mid Cap Growth Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned –3.47% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the Russell 3000 Index’s return of –5.24% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2018, the Moderately Conservative Allocation Fund underperformed its 40% stock/60% bond performance benchmark by 1.65%.

The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value and small cap growth equities underperformed the Russell 3000 Index. In 2018, international equities significantly underperformed due to the divergence of economic growth between the U.S. and the rest of the world. The allocation in large cap growth equities and REITs generated positive asset allocation performance. On the fixed income side, allocation to short-term bonds contributed positively, while the allocation to high yield bonds contributed negatively to performance.

Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series Flexibly Managed Fund, Penn Series Large Cap Growth Fund, Penn Series Large Core Value Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%. Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund, Penn Series Small Cap Value Fund and Penn Series Emerging Markets Equity Fund underperformed their respective benchmarks by more than 1%. On the fixed income side, Penn Series High Yield Bond Fund outperformed; Quality Bond Fund and Limited Maturity Bond Fund underperformed their respective benchmarks.

Looking ahead, U.S. economic growth is projected to decelerate in 2019. We will also be facing potential headwinds from restrictive monetary and trading policies. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2008 would have grown to $18,226. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2008 would have grown to $34,495. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Moderately Conservative Allocation Fund	(3.47%)	3.36%	6.19%

Russell 3000 Index	(5.24%)	7.91%	13.18%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/18

Intermediate Bonds	32.0%

Short Term Bonds	25.0%

Large Cap Value Stocks	14.0%

International Stocks	8.0%

Large Cap Growth Stocks	5.0%

Mid Cap Value Stocks	5.0%

High Yield Bonds	3.0%

Small Cap Value Stocks	3.0%

Emerging Markets Stocks	2.0%

Domestic REITs	2.0%

Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned –1.34% for the twelve-month period ending December 31, 2018, compared to its benchmarks, the Russell 3000 Index’s return of –5.24% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 0.01% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

During the year of 2018, the Conservative Allocation Fund underperformed its 20% stock/80% bond performance benchmark by 0.48%.

The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value equities underperformed the Russell 3000 Index. In 2018, developed international equities significantly underperformed due to the divergence of economic growth between the U.S. and the rest of the world. The allocation in large cap growth equities and REITs generated positive asset allocation performance. On the fixed income side, allocation to short-term bonds contributed positively, while allocation to high yield bonds contributed negatively to performance.

Fund selection of the Conservative Allocation Fund contributed positively to its performance. During the period, our managers for Penn Series Flexibly Managed Fund, Penn Series Large Core Value Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%. Penn Series Mid Cap Value Fund and Penn Series SMID Cap Value Fund underperformed their respective benchmarks by more than 1%. On the fixed income side, Penn Series High Yield Bond Fund outperformed; Quality Bond Fund and Limited Maturity Bond Fund underperformed their respective benchmarks.

Looking ahead, U.S. economic growth is projected to decelerate in 2019. We will also be facing potential headwinds from restrictive monetary and trading policies. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Cumulative Performance Comparison

December 31, 2008 — December 31, 2018

An investment of $10,000 in the Conservative Allocation Fund on December 31, 2008 would have grown to $15,469. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2008 would have grown to $34,495. A $10,000 investment in the Bloomberg Barclays Capital U.S. Aggregate Bond Index on December 31, 2008 would have grown to $14,075.

Average Annual Total Returns1 as of 12/31/18

	1 Year	5 Year	10 Year

Conservative Allocation	(1.34%)	2.68%	4.46%

Russell 3000 Index	(5.24%)	7.91%	13.18%

Bloomberg Barclays Capital U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/18

Intermediate Bonds	42.0%

Short Term Bonds	35.0%

Large Cap Value Stocks	9.0%

Mid Cap Value Stocks	4.0%

High Yield Bonds	3.0%

International Stocks	3.0%

Large Cap Growth Stocks	2.0%

Small Cap Value Stocks	1.0%

Domestic REITs	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2018 and held through December 31, 2018. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2018.

Disclosure of Fund Expenses

For the Period July 1, 2018 to December 31, 2018

Expense Table

	Beginning Value July 1, 2018	Ending Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,005.43	0.59%	$2.99
Hypothetical	$1,000.00	$1,022.19	0.59%	$3.02
Limited Maturity Bond Fund
Actual	$1,000.00	$1,010.71	0.70%	$3.55
Hypothetical	$1,000.00	$1,021.64	0.70%	$3.57

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2018	Ending Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,010.34	0.67%	$3.38
Hypothetical	$1,000.00	$1,021.81	0.67%	$3.40
High Yield Bond Fund
Actual	$1,000.00	$985.46	0.72%	$3.63
Hypothetical	$1,000.00	$1,021.51	0.72%	$3.70
Flexibly Managed Fund
Actual	$1,000.00	$980.24	0.89%	$4.43
Hypothetical	$1,000.00	$1,020.68	0.89%	$4.53
Balanced Fund
Actual	$1,000.00	$962.07	0.20%	$1.01
Hypothetical	$1,000.00	$1,024.17	0.20%	$1.04
Large Growth Stock Fund
Actual	$1,000.00	$899.15	0.96%	$4.57
Hypothetical	$1,000.00	$1,020.33	0.96%	$4.88
Large Cap Growth Fund
Actual	$1,000.00	$954.16	0.87%	$4.27
Hypothetical	$1,000.00	$1,020.78	0.87%	$4.43
Large Core Growth Fund
Actual	$1,000.00	$914.33	0.86%	$4.16
Hypothetical	$1,000.00	$1,020.80	0.86%	$4.41
Large Cap Value Fund
Actual	$1,000.00	$930.13	0.90%	$4.40
Hypothetical	$1,000.00	$1,020.59	0.90%	$4.62
Large Core Value Fund
Actual	$1,000.00	$933.51	0.91%	$4.44
Hypothetical	$1,000.00	$1,020.56	0.91%	$4.65
Index 500 Fund
Actual	$1,000.00	$929.91	0.36%	$1.76
Hypothetical	$1,000.00	$1,023.37	0.36%	$1.84
Mid Cap Growth Fund
Actual	$1,000.00	$898.81	0.96%	$4.62
Hypothetical	$1,000.00	$1,020.29	0.96%	$4.92
Mid Cap Value Fund
Actual	$1,000.00	$833.65	0.79%	$3.66
Hypothetical	$1,000.00	$1,021.16	0.79%	$4.05
Mid Core Value Fund
Actual	$1,000.00	$877.15	1.09%	$5.16
Hypothetical	$1,000.00	$1,019.64	1.09%	$5.57
SMID Cap Growth Fund
Actual	$1,000.00	$882.80	1.03%	$4.90
Hypothetical	$1,000.00	$1,019.94	1.03%	$5.27

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2018	Ending Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$828.78	1.11%	$5.13
Hypothetical	$1,000.00	$1,019.53	1.11%	$5.68
Small Cap Growth Fund
Actual	$1,000.00	$858.07	1.01%	$4.73
Hypothetical	$1,000.00	$1,020.05	1.01%	$5.16
Small Cap Value Fund
Actual	$1,000.00	$847.07	0.98%	$4.55
Hypothetical	$1,000.00	$1,020.23	0.98%	$4.98
Small Cap Index Fund
Actual	$1,000.00	$825.60	0.66%	$3.06
Hypothetical	$1,000.00	$1,021.82	0.66%	$3.39
Developed International Index Fund
Actual	$1,000.00	$884.86	0.80%	$3.80
Hypothetical	$1,000.00	$1,021.13	0.80%	$4.08
International Equity Fund
Actual	$1,000.00	$890.50	1.10%	$5.24
Hypothetical	$1,000.00	$1,019.60	1.10%	$5.61
Emerging Markets Equity Fund
Actual	$1,000.00	$914.86	1.26%	$6.08
Hypothetical	$1,000.00	$1,018.78	1.26%	$6.43
Real Estate Securities Fund
Actual	$1,000.00	$944.45	0.96%	$4.72
Hypothetical	$1,000.00	$1,020.29	0.96%	$4.92
Aggressive Allocation Fund
Actual	$1,000.00	$906.58	0.34%	$1.62
Hypothetical	$1,000.00	$1,023.49	0.34%	$1.72
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$920.73	0.30%	$1.45
Hypothetical	$1,000.00	$1,023.68	0.30%	$1.53
Moderate Allocation Fund
Actual	$1,000.00	$940.65	0.30%	$1.44
Hypothetical	$1,000.00	$1,023.70	0.30%	$1.51
Moderately Conservative Allocation Fund
Actual	$1,000.00	$967.76	0.32%	$1.57
Hypothetical	$1,000.00	$1,023.60	0.32%	$1.61
Conservative Allocation Fund
Actual	$1,000.00	$990.09	0.34%	$1.71
Hypothetical	$1,000.00	$1,023.47	0.34%	$1.74

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 59.4%
Federal Farm Credit Banks
2.234%, 01/16/19	$3,000	$2,997,225
(1 M ICE LIBOR + (0.050%)) 2.454%, 01/23/19 •	3,500	3,500,084
2.329%, 01/25/19	3,000	2,995,360
(1 M ICE LIBOR + 0.180%) 2.681%, 01/25/19 •	1,500	1,500,585
Federal Home Loan Banks
2.223%, 01/07/19	2,000	1,999,264
1.250%, 01/16/19	2,500	2,498,908
2.303%, 01/25/19	3,500	3,494,657
2.323%, 02/06/19	3,000	2,993,070
2.403%, 02/11/19	2,000	1,994,545
1.375%, 03/18/19	1,500	1,496,804
Federal Home Loan Mortgage Corp.
2.251%, 01/18/19	5,000	4,994,711
2.335%, 02/20/19	4,000	3,987,111
2.364%, 03/20/19	6,000	5,969,515
Federal National Mortgage Association
1.375%, 01/28/19	6,000	5,995,476
1.000%, 02/26/19	2,715	2,709,231
2.394%, 03/06/19	1,500	1,493,654
1.250%, 03/15/19	2,000	1,995,426
Tennessee Valley Authority
2.325%, 01/15/19	7,335	7,328,382
2.370%, 01/29/19	6,000	5,988,971

Total AGENCY OBLIGATION (Cost $65,932,979)		65,932,979

U.S. TREASURY OBLIGATION — 33.3%
U.S. Treasury Bills
2.226%, 01/10/19	7,500	7,495,845
2.236%, 01/17/19	7,000	6,993,076
2.236%, 01/24/19	3,500	3,495,032
2.244%, 01/31/19	5,000	4,990,725
2.325%, 02/05/19	3,500	3,492,112
U.S. Treasury Note
1.500%, 01/31/19	6,500	6,495,337
0.750%, 02/15/19	4,000	3,991,903

TOTAL U.S. TREASURY OBLIGATION (Cost $36,954,030)		36,954,030

	Number of Shares
SHORT-TERM INVESTMENTS — 7.2%
Goldman Sachs Financial Square Funds —Government Fund Institutional Shares (Cost $7,985,865)	7,985,865	7,985,865

TOTAL INVESTMENTS — 99.9% (Cost $110,872,874)		110,872,874

Other Assets & Liabilities — 0.1%		60,203

TOTAL NET ASSETS — 100.0%		$110,933,077

†	See Security Valuation Note.
•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$65,932,979	$—	$65,932,979	$—
U.S. TREASURY OBLIGATION	36,954,030	—	36,954,030	—
SHORT-TERM INVESTMENTS	7,985,865	7,985,865	—	—

TOTAL INVESTMENTS	$110,872,874	$7,985,865	$102,887,009	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 16.0%
Assurant CLO II Ltd. 2018-1A (3 M ICE LIBOR + 1.040%) 3.509%, 04/20/31 144A @,•	$1,800	$1,780,454
Barings CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.700%) 4.145%, 07/18/29 144A @,•	1,500	1,477,730
Benefit Street Partners CLO VIII Ltd. 2015-8A (3 M ICE LIBOR + 1.100%) 3.569%, 01/20/31 144A @,•	2,500	2,450,810
BlueMountain CLO Ltd. 2015-1 (3 M ICE LIBOR + 1.330%) 3.766%, 04/13/27 144A @,•	1,400	1,398,660
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 3.361%, 02/01/22 144A @,•	238	237,367
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	476	473,238
Crestline Denali CLO XVI Ltd. 2018-1A (3 M ICE LIBOR + 1.120%) 3.589%, 01/20/30 144A @,•	3,000	2,962,629
DB Master Finance LLC 2015-1A 3.980%, 02/20/45 144A @	1,925	1,951,835
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	492	489,492
Halcyon Loan Advisors Funding Ltd. 2015-2A (3 M ICE LIBOR + 1.080%) 3.570%, 07/25/27 144A @,•	2,500	2,478,235
Limerock CLO III LLC 2014-3A (3 M ICE LIBOR + 1.200%) 3.669%, 10/20/26 144A @,•	1,695	1,689,905
Mariner CLO LLC 2018-6A (3 M ICE LIBOR + 1.680%) 4.040%, 07/28/31 144A @,•	2,000	1,901,148
Mercedes-Benz Auto Lease Trust 2016-B 1.350%, 08/15/19	117	117,431
Navient Private Education Loan Trust 144A @,• (1 M ICE LIBOR + 1.700%) 4.155%, 11/15/30 2015-A	1,500	1,539,339
(1 M ICE LIBOR + 1.600%) 4.055%, 10/15/31 2014-A	1,499	1,546,368
Ocean Trails CLO V 2014-5A (3 M ICE LIBOR + 1.280%) 3.788%, 10/13/31 144A @,•	2,000	1,970,166
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 3.241%, 08/01/24 144A @,•	131	131,296
SLM Student Loan Trust 2005-10 (3 M ICE LIBOR + 0.270%) 2.760%, 10/26/26 •	2,438	2,311,551
SMB Private Education Loan Trust 2015-C (1 M ICE LIBOR + 1.950%) 4.405%, 08/16/32 144A @,•	2,405	2,476,609

	Par (000)	Value†

Sound Point CLO V-R Ltd. 2014-1RA (3 M ICE LIBOR + 1.750%) 4.083%, 07/18/31 144A @,•	$2,000	$1,966,016
Steele Creek CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.600%) 4.036%, 01/15/30 144A @,•	2,081	1,980,542
Tesla Auto Lease Trust 2018-A 2.970%, 04/20/20 144A @	500	498,103
TRESTLES CLO Ltd. 2017-1A (3 M ICE LIBOR + 1.290%) 3.780%, 07/25/29 144A @,•	1,250	1,238,781
Verizon Owner Trust 2017-3 2.380%, 04/20/22 144A @	1,000	989,224
Wellfleet CLO 2017-1 Ltd. 2017 (3 M ICE LIBOR + 1.320%) 3.789%, 04/20/29 144A @,•	1,250	1,245,361

TOTAL ASSET BACKED SECURITIES

(Cost $37,762,385)		37,302,290

COMMERCIAL MORTGAGE BACKED SECURITIES — 15.1%
BHMS Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%) 3.955%, 07/15/35 144A @,•	2,000	1,978,007
Citigroup Commercial Mortgage Trust Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%) 4.255%, 12/15/36 144A @,•	1,000	985,118
COMM Mortgage Trust Series 2014- UBS4 Class XA 1.178%, 08/10/47 •	46,944	2,046,418
FHLMC Multifamily Structured Pass- Through Certificates• 1.627%, 03/25/22 Series K019 Class X1	26,860	1,180,711
3.065%, 08/25/28 Series KC02 Class X1	14,500	2,326,806
FREMF Mortgage Trust 144A @ 5.501%, 04/25/20 Series 2010-K7 Class B •	1,200	1,230,973
3.718%, 02/25/45 Series 2012-K708 Class C •	2,000	1,995,186
3.558%, 08/25/45 Series 2012-K711 Class B •	2,000	1,999,450
3.154%, 04/25/46 Series 2013-K713 Class B •	1,765	1,761,211
5.367%, 12/25/46 Series 2010-K6 Class B •	3,000	3,058,464
3.854%, 01/25/47 Series 2014-K714 Class B •	1,500	1,517,043
5.180%, 02/25/47 Series 2011-K14 Class B •	1,050	1,095,501
3.817%, 06/25/47 Series 2012-K710 Class B •	2,110	2,104,410
3.949%, 08/25/47 Series 2014-K716 Class B •	2,550	2,594,043
4.416%, 12/25/48 Series 2011-K11 Class B •	1,500	1,538,626
Government National Mortgage Association Series 2011-92 Class B 3.200%, 11/16/44	15	15,365
GS Mortgage Securities Corp Trust Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%) 3.705%, 07/15/25 144A @,•	2,000	1,976,725

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
GS Mortgage Securities Trust Series 2010-C1 5.148%, 08/10/43 144A @	$2,000	$2,042,892
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class C (1 M ICE LIBOR + 1.360%) 3.815%, 06/15/35 144A @,•	2,000	1,979,057
WFRBS Commercial Mortgage Trust Series 2012-C7 Class XA 1.405%, 06/15/45 144A @,•	49,839	1,811,264

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $36,837,385)		35,237,270

CORPORATE BONDS — 57.8%
Advertising — 0.7%
The Interpublic Group of Cos., Inc. 3.500%, 10/01/20	1,500	1,501,857

Aerospace & Defense — 0.4%
United Technologies Corp. 3.350%, 08/16/21	1,000	997,294

Agriculture — 0.4%
Cargill, Inc. 3.050%, 04/19/21 144A @	1,000	999,009

Airlines — 7.9%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	974	984,834
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 07/15/20 144A @	1,768	1,781,613
British Airways 2013-1 Class B Pass Through Trust 5.625%, 12/20/21 144A @	907	919,164
Continental Airlines Pass Through Trust
6.545%, 08/02/20 1999-1 Class A	255	256,017
7.256%, 09/15/21 1999-2	965	981,633
6.250%, 10/11/21 2012-1 Class B	1,129	1,146,020
7.707%, 10/02/22 2000-2	212	220,801
Delta Air Lines Pass Through Trust
6.875%, 05/07/19 2012-1 Class B 144A @	1,228	1,243,774
8.021%, 02/10/24 2007-1 Class B	896	975,437
Delta Air Lines, Inc.
2.875%, 03/13/20	2,000	1,986,713
3.400%, 04/19/21	1,000	991,655
Northwest Airlines Pass Through Trust 2007-1 Class A 7.027%, 05/01/21	2,266	2,328,135
U.S. Airways Pass Through Trust
8.000%, 04/01/21 2012-1 Class B	1,967	2,030,294
6.750%, 12/03/22 2012-2 Class B	2,342	2,447,490

		18,293,580

	Par (000)	Value†

Auto Manufacturers — 0.4%
General Motors Financial Co., Inc. (3 M ICE LIBOR + 0.850%) 3.258%, 04/09/21 •	$1,000	$977,240

Banks — 4.3%
Bank of Montreal 3.100%, 07/13/20	1,500	1,499,177
Bank of Nova Scotia 3.125%, 04/20/21	1,500	1,497,635
Central Fidelity Capital Trust I (3 M ICE LIBOR + 1.000%) 3.436%, 04/15/27 •	1,750	1,575,000
CIT Group, Inc. 4.125%, 03/09/21	1,000	985,000
Citibank NA 3.400%, 07/23/21	1,500	1,501,906
Mitsubishi UFJ Financial Group, Inc. 3.535%, 07/26/21	1,500	1,505,637
Wells Fargo Bank NA (3 M ICE LIBOR + 0.490%) 3.325%, 07/23/21 •	1,500	1,498,538

		10,062,893

Beverages — 2.1%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,500	1,458,523
Constellation Brands, Inc. 2.250%, 11/06/20	2,000	1,961,828
Keurig Dr Pepper, Inc. 3.551%, 05/25/21 144A @	1,500	1,497,728

		4,918,079

Biotechnology — 0.6%
Celgene Corp. 2.875%, 02/19/21	1,500	1,484,558

Building Materials — 0.6%
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 3.388%, 03/01/21 •	1,500	1,488,741

Chemicals — 1.9%
CF Industries, Inc. 7.125%, 05/01/20	1,000	1,030,000
Huntsman International LLC 4.875%, 11/15/20	1,500	1,503,750
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	500	500,384
Methanex Corp. 3.250%, 12/15/19	1,453	1,442,089

		4,476,223

Computers — 0.4%
IBM Credit LLC 3.450%, 11/30/20	1,000	1,005,170

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 2.6%
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%) 3.609%, 05/02/21 144A @,•	$2,000	$2,005,918
GE Capital International Funding Co. 2.342%, 11/15/20	2,000	1,930,111
USAA Capital Corp. 3.000%, 07/01/20 144A @	2,000	1,998,014

		5,934,043

Electric — 2.1%
CenterPoint Energy, Inc. 3.600%, 11/01/21	1,000	1,002,090
Fortive Corp. 1.800%, 06/15/19	174	171,919
Mississippi Power Co. (3 M ICE LIBOR + 0.650%) 3.472%, 03/27/20 •	1,500	1,497,463
San Diego Gas & Electric Co. 1.914%, 02/01/22	803	787,442
Sempra Energy (3 M ICE LIBOR + 0.500%) 2.936%, 01/15/21 •	1,500	1,474,809

		4,933,723

Entertainment — 1.5%
GLP Capital LP / GLP Financing II, Inc. 4.875%, 11/01/20	2,000	2,017,000
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,472,480

		3,489,480

Food — 2.8%
Campbell Soup Co. 3.300%, 03/15/21	2,000	1,989,604
General Mills, Inc. 3.200%, 04/16/21	1,000	994,508
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19 144A @	1,500	1,479,113
Smithfield Foods, Inc. 2.700%, 01/31/20 144A @	2,000	1,972,922

		6,436,147

Healthcare Products — 1.3%
Stryker Corp. 2.000%, 03/08/19	1,000	998,429
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 3.554%, 03/19/21 •	2,000	1,981,272

		2,979,701

Healthcare Services — 3.2%
Becton Dickinson and Co. 2.404%, 06/05/20	2,000	1,968,787
Cigna Corp. 3.200%, 09/17/20 144A @	2,500	2,489,725

	Par (000)	Value†

Healthcare Services — (continued)
Humana, Inc. 2.500%, 12/15/20	$1,000	$984,914
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,002,652

		7,446,078

Home Builders — 0.4%
Lennar Corp. 2.950%, 11/29/20	1,000	968,900

Housewares — 1.8%
DR Horton, Inc. 2.550%, 12/01/20	2,000	1,951,868
Newell Brands, Inc. 5.000%, 11/15/23	2,250	2,289,326

		4,241,194

Internet — 0.8%
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	1,750	1,742,859

Lodging — 0.9%
Marriott International, Inc. (3 M ICE LIBOR + 0.600%) 3.229%, 12/01/20 •	2,000	1,995,189

Machinery - Diversified — 2.6%
ABB Finance USA, Inc. 2.800%, 04/03/20	1,500	1,494,307
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,503,952
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 3.016%, 03/12/21 •	2,000	1,991,281
Wabtec Corp. (3 M ICE LIBOR + 1.050%) 3.838%, 09/15/21 •	1,000	1,000,159

		5,989,699

Media — 1.8%
Comcast Corp. 3.450%, 10/01/21	2,000	2,020,278
Warner Media LLC 4.700%, 01/15/21	2,000	2,050,860

		4,071,138

Mining — 1.3%
Freeport-McMoRan, Inc. 3.100%, 03/15/20	1,500	1,466,250
Teck Resources Ltd. 8.500%, 06/01/24 144A @	1,500	1,606,875

		3,073,125

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,485,840

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)

Oil & Gas — 2.1%
EOG Resources, Inc. 2.450%, 04/01/20	$2,000	$1,980,619
EQT Corp. 2.500%, 10/01/20	1,000	977,836
Phillips 66 (3 M ICE LIBOR + 0.600%) 3.289%, 02/26/21 •	2,000	1,977,636

		4,936,091

Packaging and Containers — 1.5%
Ball Corp. 4.375%, 12/15/20	1,525	1,530,719
Greif, Inc. 7.750%, 08/01/19	1,000	1,017,500
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	969	966,685

		3,514,904

Pharmaceuticals — 3.6%
Bayer US Finance II LLC 3.500%, 06/25/21 144A @	2,000	1,985,842
CVS Health Corp. (3 M ICE LIBOR + 0.630%) 3.397%, 03/09/20 •	2,000	1,996,368
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,000	1,971,972
Teva Pharmaceutical Finance Netherlands III BV 1.700%, 07/19/19	1,000	984,477
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,495,557

		8,434,216

Pipelines — 2.4%
Energy Transfer LP 7.500%, 10/15/20	1,500	1,560,000
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,018,753
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	2,000	2,000,000

		5,578,753

Retail — 1.9%
Family Dollar Stores, Inc. 5.000%, 02/01/21	1,500	1,526,250
Penske Automotive Group, Inc. 3.750%, 08/15/20	1,500	1,462,500
QVC, Inc. 3.125%, 04/01/19	1,500	1,496,581

		4,485,331

Semiconductors — 0.4%
Analog Devices, Inc. 2.850%, 03/12/20	1,000	996,488

	Par (000)	Value†

Software — 1.9%
Activision Blizzard, Inc. 2.300%, 09/15/21	$1,000	$973,893
CDK Global, Inc. 3.800%, 10/15/19	1,500	1,492,500
VMware, Inc. 2.300%, 08/21/20	2,000	1,958,916

		4,425,309

Telecommunications — 0.6%
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	1,375	1,357,812

TOTAL CORPORATE BONDS (Cost $135,767,670)		134,720,664

MUNICIPAL BONDS — 3.3%
New York City, New York, Build America Bonds Fiscal 2010 Series H 6.246%, 06/01/35	1,510	1,572,544
State of California, Los Angeles Department of Water & Power, Power System Revenue 6.166%, 07/01/40	2,000	2,090,700
State of Florida, Board of Education Lottery Revenue, Build America Bond, Series 2010B 6.584%, 07/01/29	2,000	2,038,380
University of Texas System, Build America Bond, Series B 6.276%, 08/15/41	2,000	2,042,340

Total MUNICIPAL BONDS (Cost $7,790,976)		7,743,964

RESIDENTIAL MORTGAGE BACKED SECURITIES — 0.0%

Fannie Mae Pool — 0.0%
Fannie Mae Pool 4.000%, 06/01/20 (Cost $20,493)	20	20,953

U.S TREASURY OBLIGATION — 7.4%
U.S. Treasury Inflation Indexed Bonds
1.375%, 01/15/20	2,339	2,323,846
2.750%, 11/30/20	4,000	4,018,125
0.375%, 07/15/27	4,911	4,658,391
U.S. Treasury Note 1.250%, 01/31/19	1,000	999,141
0.875%, 04/15/19	1,200	1,194,727
1.625%, 04/30/19	1,225	1,221,555
1.625%, 07/31/19	1,750	1,740,635
1.625%, 12/31/19	1,100	1,089,043

Total U.S TREASURY OBLIGATION (Cost $17,501,553)		17,245,463

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Limited Maturity Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares (Cost $3,568,100)	3,568,100	$3,568,100

TOTAL INVESTMENTS — 101.1% (Cost $239,248,562)		235,838,704

Other Assets & Liabilities — (1.1)%		(2,622,670)

TOTAL NET ASSETS — 100.0%		$233,216,034

†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $90,116,135, which represents 38.6% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

NA — National Association.

Country Weightings as of 12/31/2018 ††
United States	82%
Cayman Islands	10
Canada	3
Ireland	2
Cote D’Ivoire (Ivory Coast)	1
Japan	1
Slovenia	1

Total	100%

††%	of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Notes):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATION	$17,245,463	$—	$17,245,463	$—
ASSET BACKED SECURITIES	37,302,290	—	37,302,290	—
COMMERCIAL MORTGAGE BACKED SECURITIES	35,237,270	—	35,237,270	—
CORPORATE BONDS	134,720,664	—	134,720,664	—
MUNICIPAL BONDS	7,743,964	—	7,743,964	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	20,953	—	20,953	—
SHORT-TERM INVESTMENTS	3,568,100	3,568,100	—	—

TOTAL INVESTMENTS	$235,838,704	$3,568,100	$232,270,604	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$442,745	$442,745	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$442,745	$442,745	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury 5 year Note	3/29/2019	35	1,000	$115	$4,014,063	$63,984	$—
Buy/Long	US Treasury 2 year Note	3/29/2019	227	2,000	106	48,194,938	300,675	—
Buy/Long	US Treasury 10 year Ultra Bond	3/29/2019	20	1,000	130	2,601,563	78,086	—

Total							$442,745	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Quality Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 11.9%
Agate Bay Mortgage Trust 2016-3 3.500%, 08/25/46 144A @,•	$5,223	$5,198,794
Brentwood CLO Corp. 2006-1A (3 M ICE LIBOR + 0.820%) 3.361%, 02/01/22 144A @,•	476	474,734
Fortress Credit BSL III Ltd. 2015 -1A (3 M ICE LIBOR + 1.730%) 4.175%, 04/18/31 144A @,•	3,000	2,864,787
KeyCorp Student Loan Trust 2006-A (3 M ICE LIBOR + 0.310%) 3.132%, 09/27/35 •	386	386,112
Mountain View CLO LLC 2017-2A (3 M ICE LIBOR + 1.210%) 3.646%, 01/16/31 144A @,•	3,500	3,440,980
Navient Private Education Loan Trust 2015-A (1 M ICE LIBOR + 1.700%) 4.155%, 11/15/30 144A @,•	3,000	3,078,677
Rockwall CDO II Ltd. 2007-1A (3 M ICE LIBOR + 0.700%) 3.241%, 08/01/24 144A @,•	254	254,326
SLM Student Loan Trust• (3 M ICE LIBOR + 0.270%) 2.760%, 10/26/26 2005-10	5,000	4,740,672
(1 M ICE LIBOR + 1.000%) 3.506%, 04/27/43 2012-6	4,860	4,662,718
SMB Private Education Loan Trust 2015-C 144A @ (1 M ICE LIBOR + 1.950%) 4.405%, 08/16/32 •	5,000	5,148,874
3.500%, 09/15/43 2015	5,000	4,909,864
Sound Point CLO V-R Ltd. 2014-1RA (3 M ICE LIBOR + 1.750%) 4.083%, 07/18/31 144A @,•	6,000	5,898,048
Steele Creek CLO Ltd. 2016-1A (3 M ICE LIBOR + 1.650%) 4.438%, 06/15/31 144A @,•	3,250	3,080,084
Trinitas CLO IV Ltd. 2016-4A 4.548%, 10/18/31 144A @	4,300	4,342,815

TOTAL ASSET BACKED SECURITIES (Cost $48,732,498)		48,481,485

COMMERCIAL MORTGAGE BACKED SECURITIES — 19.4%
CFCRE Commercial Mortgage Trust Series 2011-C1 4.961%, 04/15/44 144A @,•	748	771,795
FHLMC Multifamily Structured Pass-Through Certificates Series K019 Class X1 1.627%, 03/25/22 •	48,457	2,130,100
FHLMC Multifamily Structured Pass-Through Certificates
3.062%, 12/25/24 Series K043 Class A2	3,000	2,999,526
2.653%, 08/25/26 Series K058 Class A2	5,000	4,812,432
3.347%, 11/25/26 Series K061 Class A2 •	4,750	4,781,440
Freddie Mac REMICS 3.500%, 09/15/43 Series 4640 Class LG	5,899	5,849,796
5.000%, 11/15/45 Series 4800 Class KB	5,633	5,974,029

	Par (000)	Value†

FREMF Mortgage Trust144A @
4.336%, 12/25/44 Series 2012-K17 Class B •	$4,000	$4,132,347
4.029%, 05/25/45 Series 2012-K19 Class C •	4,500	4,493,996
3.558%, 08/25/45 Series 2012-K711 Class C •	6,000	5,991,950
3.656%, 10/25/45 Series 2012-K23 Class C •	5,000	4,922,114
5.367%, 12/25/46 Series 2010-K6 Class B •	7,795	7,946,910
3.817%, 06/25/47 Series 2012-K710 Class B •	5,175	5,161,289
3.045%, 10/25/47 Series 2014-K503 Class B •	5,000	4,979,021
3.637%, 08/25/48 Series 2015-K48 Class B •	5,000	4,878,779
4.416%, 12/25/48 Series 2011-K11 Class B •	3,000	3,077,251
3.923%, 01/25/49 Series 2016-K52 Class B •	5,065	5,035,881
Government National Mortgage Association Series 2011-77 Class D 5.215%, 10/16/45 •	1,316	1,373,206

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $79,860,626)		79,311,862

CORPORATE BONDS — 54.3%
Aerospace & Defense — 1.5%
General Dynamics Corp. 3.500%, 05/15/25	3,000	2,987,740
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	2,973,461

		5,961,201

Agriculture — 0.7%
Cargill, Inc. 3.250%, 03/01/23 144A @	3,000	2,995,434

Airlines — 7.3%
Air Canada 2013-1 Class B Pass Through Trust 5.375%, 11/15/22 144A @	3,560	3,598,814
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 07/15/20 144A @	3,158	3,181,452
Continental Airlines Pass Through Trust 6.250%, 10/11/21 2012-1 Class B	896	910,075
5.500%, 04/29/22 2012-2 Class B	1,636	1,652,050
Delta Air Lines Pass Through Trust 6.821%, 02/10/24 2007-1 Class A	3,236	3,494,886
8.021%, 02/10/24 2007-1 Class B	4,122	4,484,736
4.250%, 01/30/25 2015-1 Class B	2,418	2,442,961
Delta Air Lines, Inc. 3.800%, 04/19/23	2,000	1,968,006
Northwest Airlines Pass Through Trust 2007-1 Class A 7.027%, 05/01/21	3,344	3,435,488
United Airlines Pass Through Trust 4.750%, 10/11/23 2014-1 Class B	1,978	1,982,721
3.100%, 01/07/30 2016-1 Class AA	2,842	2,736,437

		29,887,626

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)

Auto Manufacturers — 1.0%
BMW US Capital LLC 3.450%, 04/12/23 144A @	$4,000	$3,970,929

Banks — 5.8%
BAC Capital Trust XIII (3 M ICE LIBOR + 0.400%) 4.000%, 06/15/49 •	3,896	2,706,728
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.300%) 6.000%, 02/01/67 •	4,710	4,604,025
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 3.537%, 07/01/28 •	2,640	2,323,200
NTC Capital I (3 M ICE LIBOR + 0.520%) 2.956%, 01/15/27 •	5,595	5,119,425
PNC Capital Trust C (3 M ICE LIBOR + 0.570%) 3.308%, 06/01/28 •	2,000	1,827,876
State Street Corp. (3 M ICE LIBOR + 0.560%) 3.176%, 05/15/28 •	2,000	1,790,000
USB Capital IX (3 M ICE LIBOR + 1.020%) 3.500%, 10/15/66 •	4,000	2,960,000
Wachovia Capital Trust III (3 M ICE LIBOR + 0.930%) 5.570%, 03/15/67 •	2,510	2,270,295

		23,601,549

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 144A @	3,500	3,309,419

Biotechnology — 1.2%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,937,692
2.650%, 05/11/22	2,000	1,955,087

		4,892,779

Building Materials — 1.6%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,036,235
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,541,380

		6,577,615

Chemicals — 0.8%
Methanex Corp. 3.250%, 12/15/19	3,159	3,135,279

Commercial Services — 1.4%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	1,999,498
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	993,237
IHS Markit Ltd. 5.000%, 11/01/22 144A @	2,500	2,525,000

		5,517,735

	Par (000)	Value†

Computers — 0.7%
Dell International LLC 5.450%, 06/15/23 144A @	$3,000	$3,052,921

Diversified Financial Services — 1.6%
Air Lease Corp. 3.750%, 02/01/22	2,000	1,979,107
General Electric Capital Corp. 7.500%, 08/21/35	2,263	2,401,727
Raymond James Financial, Inc. 3.625%, 09/15/26	2,500	2,355,946

		6,736,780

Electric — 2.5%
ComEd Financing III 6.350%, 03/15/33	3,355	3,472,559
Dominion Energy, Inc. 4.250%, 06/01/28	3,000	3,010,052
FirstEnergy Corp. 3.900%, 07/15/27	4,000	3,876,835

		10,359,446

Food — 3.5%
General Mills, Inc. 4.000%, 04/17/25	3,000	2,952,433
JM Smucker Co. 3.375%, 12/15/27	2,000	1,857,676
Kellogg Co. 2.650%, 12/01/23	3,000	2,836,634
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,652,772
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	2,868,972

		14,168,487

Forest Products & Paper — 0.6%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,477,414

Gas — 0.6%
The Brooklyn Union Gas Co. 3.407%, 03/10/26 144A @	2,500	2,449,076

Healthcare Products — 1.3%
Becton Dickinson and Co. 3.700%, 06/06/27	3,000	2,837,514
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,011,620
(3 M ICE LIBOR + 0.750%) 3.554%, 03/19/21 •	1,500	1,485,954

		5,335,088

Healthcare Services — 0.5%
HCA Healthcare, Inc. 6.250%, 02/15/21	2,000	2,045,000

Home Builders — 0.2%
Lennar Corp. 2.950%, 11/29/20	1,000	968,900

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)

Housewares — 1.4%
Newell Brands, Inc. 5.000%, 11/15/23	$3,517	$3,578,471
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	1,954,638

		5,533,109

Internet — 1.0%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	924,659
Tencent Holdings Ltd. 2.875%, 02/11/20 144A @	3,000	2,987,758

		3,912,417

Lodging — 0.8%
Marriott International, Inc. 4.500%, 10/01/34	3,500	3,338,440

Media — 2.0%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,028,817
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,196,624
Comcast Corp. 3.950%, 10/15/25	4,000	4,047,349

		8,272,790

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	996,961

Oil & Gas — 0.8%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,014,012
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,418,428

		3,432,440

Packaging and Containers — 0.7%
Ball Corp. 4.375%, 12/15/20	3,000	3,011,250

Pharmaceuticals — 2.7%
AbbVie, Inc. 2.300%, 05/14/21	3,000	2,929,715
CVS Health Corp. 4.100%, 03/25/25	2,000	1,980,045
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,144,519
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,051,790
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,079,022

		11,185,091

Pipelines — 3.0%
Energy Transfer LP 7.500%, 10/15/20	3,000	3,120,000
Energy Transfer Partners LP 5.875%, 03/01/22	2,000	2,080,949

	Par (000)	Value†

Pipelines — (continued)
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	$4,000	$4,037,507
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76 •	3,000	2,821,800

		12,060,256

Real Estate Investment Trusts — 2.0%
American Tower Corp. 4.700%, 03/15/22	2,500	2,567,603
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,698,351
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	2,970,090

		8,236,044

Retail — 1.4%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 144A @	3,000	2,801,022
Starbucks Corp. 3.100%, 03/01/23	3,000	2,954,858

		5,755,880

Software — 1.6%
CDK Global, Inc. 3.800%, 10/15/19	3,500	3,482,500
VMware, Inc. 2.950%, 08/21/22	3,000	2,859,503

		6,342,003

Telecommunications — 2.2%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	3,885,840
Nokia OYJ 4.375%, 06/12/27	1,325	1,232,250
6.625%, 05/15/39	2,000	2,030,000
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	2,063	2,036,719

		9,184,809

Transportation — 0.9%
BNSF Railway Co. Pass Through Trust 2015-1 3.442%, 06/16/28 144A @	2,605	2,546,640
Federal Express Corp. Pass Through Trust 1999 7.650%, 07/15/24	856	919,157

		3,465,797

TOTAL CORPORATE BONDS (Cost $228,620,061)		222,169,965

MUNICIPAL BONDS — 5.8%
Florida Governmental Utility Authority, Lindrick Utility System, Build America Bonds 7.630%, 10/01/30	2,250	2,390,512
Northeast Ohio Regional Sewer District 6.038%, 11/15/40	3,755	3,951,049

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Quality Bond Fund

	Par (000)	Value†
MUNICIPAL BONDS — (continued)
Pennsylvania Economic Development Financing Authority, UPMC Revenue Bonds 4.000%, 11/15/42	$3,390	$3,392,373
State of California, Los Angeles Department of Water & Power, Power System Revenue 6.166%, 07/01/40	5,000	5,226,750
State of Texas, Public Finance Authority 3.952%, 10/01/37	3,500	3,531,780
University of Texas System, Build America Bond, Series B 6.276%, 08/15/41	5,020	5,126,273

Total MUNICIPAL BONDS (Cost $23,799,643)		23,618,737

RESIDENTIAL MORTGAGE BACKED SECURITIES — 6.3%
Fannie Mae Pool — 5.9%
2.500%, 01/01/43	2,303	2,184,637
2.500%, 02/01/43	6,613	6,272,377
3.500%, 09/01/43	1,113	1,119,982
3.000%, 01/01/49 , TBA	15,000	14,620,563

		24,197,559

Freddie Mac Gold Pool — 0.4%
3.500%, 01/01/41	1,470	1,480,548

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $25,128,927)		25,678,107

U.S TREASURY OBLIGATION — 5.0%
U.S. Treasury Bond
1.625%, 05/15/26	1,500	1,400,742
4.375%, 02/15/38	3,000	3,674,883
2.875%, 05/15/43	3,000	2,928,633
3.625%, 08/15/43	2,000	2,213,828
U.S. Treasury Inflation Indexed Bonds
1.375%, 01/15/20	5,262	5,228,654
0.625%, 01/15/24	1,084	1,066,868
0.375%, 07/15/25	960	925,226
1.000%, 02/15/46	2,668	2,529,370
U.S. Treasury Note 2.000%, 07/31/22(a)	600	590,110

Total U.S TREASURY OBLIGATION (Cost $20,941,715)		20,558,314

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,511,772)	5,511,772	$5,511,772

TOTAL INVESTMENTS — 104.0% (Cost $432,595,242)		425,330,242

Other Assets & Liabilities — (4.0)%		(16,302,998)

TOTAL NET ASSETS — 100.0%		$409,027,244

†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $149,437,842, which represents 36.5% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(a)	All or portion of securities segregated as collateral for futures contracts.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

TBA — To Be Announced Security.

Country Weightings as of 12/31/2018 ††
United States	89%
Cayman Islands	4
Canada	3
Bangladesh	1
Cote D’Ivoire (Ivory Coast)	1
Finland	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2018.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Quality Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATION	$20,558,314	$—	$20,558,314	$—
ASSET BACKED SECURITIES	48,481,485	—	48,481,485	—
COMMERCIAL MORTGAGE BACKED SECURITIES	79,311,862	—	79,311,862	—
CORPORATE BONDS	222,169,965	—	222,169,965	—
MUNICIPAL BONDS	23,618,737	—	23,618,737	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	25,678,107	—	25,678,107	—
SHORT-TERM INVESTMENTS	5,511,772	5,511,772	—	—

TOTAL INVESTMENTS	$425,330,242	$5,511,772	$419,818,470	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$2,386,304	$2,386,304	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$2,386,304	$2,386,304	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	US Treasury 2 year Note	3/29/2019	240	2,000	$106	$50,955,000	$318,324	$—
Buy/Long	US Treasury 5 year Note	3/29/2019	200	1,000	115	22,937,500	356,247	—
Buy/Long	US Treasury Long Bond	3/29/2019	30	1,000	146	4,380,000	200,800	—
Buy/Long	US Treasury Ultra Bond	3/29/2019	220	1,000	161	35,344,375	1,510,933	—

Total							$2,386,304	$—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B*(1) (Cost $24,225)	1	$4,965

	Par (000)
PREFERRED STOCKS — 0.8%

Oil & Gas — 0.8%
Targa Resources Corp. CONV	$1,175	1,254,475

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1)	725	0

TOTAL PREFERRED STOCKS (Cost $1,304,279)		1,254,475

CORPORATE BONDS — 92.4%

Advertising — 0.7%
Outfront Media Capital LLC 5.625%, 02/15/24	1,000	985,000

Airlines — 2.1%
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	1,151	1,159,134
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 07/15/20 144A @	1,958	1,972,500

		3,131,634

Banks — 2.0%
CIT Group, Inc. 6.125%, 03/09/28	1,000	995,000
ING Groep N.V. (USD Swap Semi 30/360 5 Yr + 5.124%) 6.875%, 04/16/66 •	1,000	993,750
UBS Group Funding Switzerland AG (USD Swap Semi 30/360 5 Yr + 5.883%) 7.125%, 08/10/66 •	1,000	1,014,128

		3,002,878

Building Materials — 0.1%
Norbord, Inc. 6.250%, 04/15/23 144A @	225	225,362

Chemicals — 1.0%
GCP Applied Technologies, Inc. 5.500%, 04/15/26 144A @	1,500	1,462,500

Coal — 0.9%
Alliance Resource Operating Partners LP 7.500%, 05/01/25 144A @	1,354	1,357,385

Commercial Services — 4.2%
Aramark Services, Inc. 5.000%, 02/01/28 144A @	1,000	932,500
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 144A @	230	218,500

	Par (000)	Value†

Commercial Services — (continued)
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	$125	$121,875
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375%, 08/01/23 144A @	1,000	957,000
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	783	807,469
Service Corp International 7.500%, 04/01/27	1,500	1,620,000
United Rentals North America, Inc. 6.500%, 12/15/26	750	738,750
Western Digital Corp. 4.750%, 02/15/26	1,000	867,500

		6,263,594

Diversified Financial Services — 1.9%
Fly Leasing Ltd. 5.250%, 10/15/24	335	302,338
LPL Holdings, Inc. 5.750%, 09/15/25 144A @	825	773,437
Springleaf Finance Corp. 7.125%, 03/15/26	1,000	892,500
Vantiv LLC/Vantiv Issuer Corp. 4.375%, 11/15/25 144A @	1,000	915,000

		2,883,275

Electric — 5.9%
AES Corp. 6.000%, 05/15/26	1,000	1,015,000
DPL, Inc. 7.250%, 10/15/21	1,500	1,567,320
Itron, Inc. 5.000%, 01/15/26 144A @	1,000	915,000
NRG Energy, Inc. 7.250%, 05/15/26	1,500	1,556,250
Resideo Funding, Inc. 6.125%, 11/01/26 144A @	1,000	985,000
Sensata Technologies BV 5.625%, 11/01/24 144A @	1,000	985,000
Vistra Energy Corp. 8.000%, 01/15/25 144A @	1,000	1,060,000
Vistra Operations Co., LLC 5.500%, 09/01/26 144A @	750	721,875

		8,805,445

Energy-Alternate Sources — 0.6%
TerraForm Power Operating LLC 5.000%, 01/31/28 144A @	1,089	958,320

Entertainment — 4.9%
AMC Entertainment Holdings, Inc. 5.750%, 06/15/25	750	660,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	1,000	977,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Cinemark USA, Inc. 4.875%, 06/01/23	$600	$576,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 144A @	350	344,750
Eldorado Resorts, Inc. 6.000%, 09/15/26 144A @	750	708,750
International Game Technology PLC 6.500%, 02/15/25 144A @	1,315	1,295,275
Penn National Gaming, Inc. 5.625%, 01/15/27 144A @	2,000	1,790,000
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,000	942,500

		7,294,775

Environmental Control — 0.6%
Waste Pro USA, Inc. 5.500%, 02/15/26 144A @	1,000	920,000

Food — 1.4%
Lamb Weston Holdings, Inc. 4.875%, 11/01/26 144A @	1,000	960,000
Land O’ Lakes, Inc. 7.000%, 12/15/66 144A @	1,000	975,000
Post Holdings, Inc. 8.000%, 07/15/25 144A @	175	182,875

		2,117,875

Gas — 0.6%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%, 12/15/66 144A @,•	1,000	930,000

Healthcare Products — 1.3%
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	1,000	1,000,000
Sotera Health Holdings LLC 6.500%, 05/15/23 144A @	1,000	957,500

		1,957,500

Healthcare Services — 4.6%
Centene Corp. 5.375%, 06/01/26 144A @	1,000	972,500
DaVita, Inc. 5.125%, 07/15/24	450	421,875
5.000%, 05/01/25	450	408,375
HCA, Inc. 5.375%, 09/01/26	1,500	1,458,750
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	1,125	1,049,062
Polaris Intermediate Corp. PIK (Cash coupon 8.50%) 8.500%, 12/01/22 144A @	1,000	912,120
Tenet Healthcare Corp. 8.125%, 04/01/22	1,000	1,002,500

	Par (000)	Value†

Healthcare Services — (continued)
WellCare Health Plans, Inc. 5.375%, 08/15/26 144A @	$750	$723,750

		6,948,932

Housewares — 0.9%
American Greetings Corp. 8.750%, 04/15/25 144A @	1,500	1,357,500

Insurance — 0.2%
CNO Financial Group, Inc. 5.250%, 05/30/25	270	257,175

Internet — 1.2%
Netflix, Inc. 4.875%, 04/15/28	1,000	912,500
Zayo Group LLC 6.375%, 05/15/25	1,000	930,000

		1,842,500

Iron & Steel — 1.3%
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	695	700,213
Steel Dynamics, Inc. 5.000%, 12/15/26	1,300	1,231,750

		1,931,963

Leisure Time — 1.1%
Silversea Cruise Finance Ltd. 7.250%, 02/01/25 144A @	1,500	1,585,800

Lodging — 0.8%
Boyd Gaming Corp. 6.000%, 08/15/26	1,000	935,000
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	299,250

		1,234,250

Machinery — Diversified — 2.3%
Mueller Water Products, Inc. 5.500%, 06/15/26 144A @	1,000	970,000
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25 144A @	1,500	1,361,250
Stevens Holding Co., Inc. 6.125%, 10/01/26 144A @	1,200	1,182,000

		3,513,250

Media — 8.2%
Altice France S.A. 6.250%, 05/15/24 144A @	1,000	932,500
AMC Networks, Inc. 4.750%, 08/01/25	1,000	907,500
CCO Holdings LLC/CCO Holdings Capital Corp.
5.500%, 05/01/26 144A @	1,230	1,182,337
5.125%, 05/01/27 144A @	1,000	931,400
CSC Holdings LLC 5.375%, 07/15/23 144A @	1,000	975,200
7.750%, 07/15/25 144A @	780	791,700
10.875%, 10/15/25 144A @	1,725	1,938,469

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)

Media — (continued)
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	$1,000	$1,002,500
Telenet Finance Luxembourg Notes Sarl 5.500%, 03/01/28 144A @	1,000	905,000
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	386	355,120
Unitymedia GmbH 6.125%, 01/15/25 144A @	625	628,063
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	400	390,800
Univision Communications, Inc. 5.125%, 02/15/25 144A @	300	263,250
VTR Finance BV 6.875%, 01/15/24 144A @	1,150	1,150,000

		12,353,839

Metal Fabricate/Hardware — 0.4%
Zekelman Industries, Inc. 9.875%, 06/15/23 144A @	525	552,563

Mining — 2.6%
First Quantum Minerals Ltd. 7.000%, 02/15/21 144A @	1,000	960,000
Novelis Corp. 5.875%, 09/30/26 144A @	1,000	885,000
Teck Resources Ltd. 8.500%, 06/01/24 144A @	1,000	1,071,250
TriMas Corp. 4.875%, 10/15/25 144A @	1,000	922,500

		3,838,750

Miscellaneous Manufacturing — 0.6%
Amsted Industries, Inc. 5.375%, 09/15/24 144A @	1,000	942,500

Oil & Gas — 8.0%
Carrizo Oil & Gas, Inc. 8.250%, 07/15/25	1,100	1,078,000
Covey Park Energy LLC 7.500%, 05/15/25 144A @	1,000	860,000
CrownRock LP 5.625%, 10/15/25 144A @	1,010	909,000
Denbury Resources, Inc. 9.000%, 05/15/21 144A @	2,500	2,325,000
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26 144A @	750	725,625
Hilcorp Energy I LP/Hilcorp Finance Co. 5.000%, 12/01/24 144A @	1,000	885,000
Newfield Exploration Co. 5.375%, 01/01/26	900	882,000
Parsley Energy LLC/Parsley Finance Corp. 5.375%, 01/15/25 144A @	1,000	920,000
PDC Energy, Inc. 5.750%, 05/15/26	1,180	1,050,200
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/23	1,000	975,000

	Par (000)	Value†

Oil & Gas — (continued)
Transocean, Inc. 8.375%, 12/15/21	$1,500	$1,488,750

		12,098,575

Oil & Gas Services — 0.9%
Archrock Partners LP 6.000%, 04/01/21	160	153,600
6.000%, 10/01/22	1,200	1,128,000

		1,281,600

Packaging and Containers — 4.3%
ARD Finance S.A. PIK (Cash coupon 7.125%, PIK 7.875%) 7.125%, 09/15/23	825	740,437
Ardagh Packaging Finance PLC 7.250%, 05/15/24 144A @	1,000	997,500
Berry Global, Inc. 4.500%, 02/15/26 144A @	1,000	915,000
BWAY Holding Co. 5.500%, 04/15/24 144A @	1,000	940,000
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	7	6,767
5.125%, 07/15/23 144A @	1,000	952,500
7.000%, 07/15/24 144A @	750	714,375
Sealed Air Corp. 6.875%, 07/15/33 144A @	1,200	1,197,000

		6,463,579

Pharmaceuticals — 1.5%
Bausch Health Cos., Inc. 7.000%, 03/15/24 144A @	1,000	1,010,000
Valeant Pharmaceuticals International 8.500%, 01/31/27 144A @	1,250	1,212,500

		2,222,500

Pipelines — 7.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 09/15/24	1,000	932,500
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/26 144A @	1,000	930,000
Cheniere Corpus Christi Holdings LLC
7.000%, 06/30/24	1,250	1,318,750
5.125%, 06/30/27	1,000	944,050
Cheniere Energy Partners LP 5.625%, 10/01/26 144A @	750	701,250
Chesapeake Energy Corp. 7.000%, 10/01/24	750	648,750
Crestwood Midstream Partners LP 6.250%, 04/01/23	500	481,250
DCP Midstream Operating LP 6.750%, 09/15/37 144A @	300	295,500
Energy Transfer LP 7.500%, 10/15/20	1,000	1,040,000
Midcontinent Express Pipeline LLC 6.700%, 09/15/19 144A @	2,000	2,018,753

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Tallgrass Energy Partners LP 5.500%, 09/15/24 144A @	$1,350	$1,326,375
Targa Resources Partners LP 6.750%, 03/15/24	1,000	1,015,000

		11,652,178

Real Estate — 4.5%
CyrusOne LP/CyrusOne Finance Corp. 5.375%, 03/15/27	1,750	1,697,500
Equinix, Inc. 5.875%, 01/15/26	2,000	2,015,000
ESH Hospitality, Inc. 5.250%, 05/01/25 144A @	1,000	930,000
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	200	195,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, 01/15/28	1,000	875,000
MPT Operating Partnership LP 6.375%, 03/01/24	250	256,250
The Howard Hughes Corp. 5.375%, 03/15/25 144A @	710	667,400
VICI Properties 1 LLC 8.000%, 10/15/23	169	181,675

		6,818,325

Retail — 1.7%
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC 5.250%, 06/01/26 144A @	1,000	967,500
L Brands, Inc. 5.250%, 02/01/28	750	641,250
New Red Finance, Inc. 4.250%, 05/15/24 144A @	1,000	920,000

		2,528,750

Semiconductors — 0.9%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	565	580,538
Qorvo, Inc. 5.500%, 07/15/26 144A @	850	811,750

		1,392,288

Software — 2.5%
ACI Worldwide, Inc. 5.750%, 08/15/26 144A @	750	736,875
CDK Global, Inc. 4.875%, 06/01/27	675	626,062
First Data Corp. 5.750%, 01/15/24 144A @	1,500	1,462,500
IQVIA, Inc. 5.000%, 10/15/26 144A @	1,000	955,000

		3,780,437

	Par (000)	Value†

Telecommunications — 7.4%
CommScope Technologies LLC 6.000%, 06/15/25 144A @	$575	$523,250
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	916,250
Intelsat Jackson Holdings SA (6 M LIBOR) 8.500%, 10/15/24 144A @	1,000	970,000
Level 3 Financing, Inc. 5.375%, 01/15/24	1,000	952,500
Nokia OYJ 6.625%, 05/15/39	1,500	1,522,500
SoftBank Group Corp. 5.125%, 09/19/27	600	559,732
Sprint Communications, Inc.
7.000%, 08/15/20	525	537,495
11.500%, 11/15/21	110	124,575
Sprint Corp.
7.250%, 09/15/21	525	537,337
7.625%, 03/01/26	2,000	1,975,000
T-Mobile USA, Inc. 6.375%, 03/01/25	750	757,500
Telesat Canada/Telesat LLC 8.875%, 11/15/24 144A @	385	400,400
ViaSat, Inc. 5.625%, 09/15/25 144A @	380	349,600
Virgin Media Secured Finance PLC 5.500%, 08/15/26 144A @	1,000	924,850

		11,050,989

Transportation — 0.6%
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,000	917,500

TOTAL CORPORATE BONDS (Cost $144,991,730)		138,861,286

LOAN AGREEMENTS — 4.8%‡
Commercial Services — 0.5%
Financial & Risk U.S. Holdings, Inc. (12 M LIBOR + 3.750%) 6.272%, 10/01/25 •	750	712,500

Entertainment — 0.6%
CCM Merger, Inc. 0.000%, 08/06/21 •	971	941,078

Insurance — 1.0%
Asurion LLC (12 M LIBOR + 6.500%) 9.022%, 08/04/25 •	1,495	1,475,386

Lodging — 0.6%
Golden Nugget, Inc. 0.000%, 10/04/23 •	958	919,806

Packaging and Containers — 0.5%
Ball Metalpack Finco LLC (12 M LIBOR + 8.750%) 11.272%, 07/31/26 •	750	736,252

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Pharmaceuticals — 0.6%
Valeant Pharmaceuticals/Bausch Health Co., Inc. (12 M LIBOR + 3.000%) 5.379%, 06/02/25 •	$963	$917,320

Telecommunications — 1.0%
Digicel International Finance Ltd. (3 M LIBOR + 3.250%) 5.960%, 05/27/24 •	267	241,296
Intelsat Jackson Holdings S.A. (6 M LIBOR + 6.625%) 6.625%, 01/02/24	1,300	1,277,250

		1,518,546

TOTAL LOAN AGREEMENTS‡ (Cost $7,450,238)		7,220,888

	Number of Shares
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,934,988)	1,934,988	1,934,988

TOTAL INVESTMENTS — 99.3% (Cost $155,705,460)		149,276,602

Other Assets & Liabilities — 0.7%		1,047,345

TOTAL NET ASSETS — 100.0%		$150,323,947

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2018. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $86,078,107, which represents 57.3% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

PIK — Payment in Kind Security.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018 ††
United States	85%
Canada	4
Luxembourg	3
Netherlands	2
Cayman Islands	1
Finland	1
United Kingdom	1
Other	3

Total	100%

††% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$4,965	$—	$—	$4,965
PREFERRED STOCKS	1,254,475	1,254,475	—	—
CORPORATE BONDS	138,861,286	—	138,861,286	—
LOAN AGREEMENTS	7,220,888	—	7,220,888	—
SHORT-TERM INVESTMENTS	1,934,988	1,934,988	—	—

TOTAL INVESTMENTS	$149,276,602	$3,189,463	$146,082,174	$4,965

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

High Yield Bond Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2017	$1,323,902
Transfer Out Level 3	(1,318,937)

Balance as of 12/31/2018	$4,965

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

A security held by the Fund with an end of period value of $1,254,475 was transferred from Level 3 to Level 1 due to an increase in trading activities at period end. The prior year end price used was a broker quote with unobservable inputs. As of the end of the period management obtained a price from an independent third party pricing vendor.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 05/10/21	$483	$495,592
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 10/11/25	1,612	1,607,556
Domino’s Pizza Master Issuer LLC 2017-1A A23 4.118%, 07/25/47 144A @	4,952	4,852,127
Domino’s Pizza Master Issuer LLC 2018-1A A2I 4.116%, 07/25/48 144A @	4,652	4,589,154
Wendy’s Funding LLC 2018-1A A21 3.573%, 03/15/48 144A @	3,179	3,046,458

TOTAL ASSET BACKED SECURITIES (Cost $14,754,829)		14,590,887

	Number of Shares
COMMON STOCKS — 66.0%
Auto Parts & Equipment — 2.3%
Aptiv PLC	491,101	30,237,088
Lear Corp.	218,509	26,846,016
Magna International, Inc.	599,942	27,267,364

		84,350,468

Banks — 1.4%
The PNC Financial Services Group, Inc.	443,166	51,810,537

Beverages — 0.4%
Keurig Dr Pepper, Inc.	519,266	13,313,980

Commercial Services — 3.0%
Equifax, Inc.	413,553	38,514,191
S&P Global, Inc.	421,677	71,659,789

		110,173,980

Computers — 0.4%
Apple, Inc.	91,700	14,464,758

Diversified Financial Services — 3.9%
Intercontinental Exchange, Inc.	472,591	35,600,280
Mastercard, Inc., Class A	73,571	13,879,169
Visa, Inc., Class A	715,431	94,393,966

		143,873,415

Electric — 4.7%
American Electric Power Co., Inc.	613,925	45,884,755
DTE Energy Co.	210,274	23,193,222
Duke Energy Corp.	238,639	20,594,546
Eversource Energy	305,152	19,847,086
NextEra Energy, Inc.	132,071	22,956,581
Xcel Energy, Inc.	843,966	41,582,205

		174,058,395

Electronics — 6.2%
Fortive Corp.	984,821	66,632,989
PerkinElmer, Inc.	1,515,262	119,023,830
TE Connectivity Ltd.	598,763	45,284,446

		230,941,265

	Number of Shares	Value†

Environmental Control — 1.9%
Republic Services, Inc.	380,652	$27,441,203
Waste Connections, Inc.	593,097	44,037,452

		71,478,655

Gas — 1.5%
NiSource, Inc.	2,109,091	53,465,457

Healthcare Products — 4.5%
Becton Dickinson & Co.	368,269	82,978,371
Thermo Fisher Scientific, Inc.	378,845	84,781,723

		167,760,094

Healthcare Services — 3.0%
Anthem, Inc.	167,600	44,016,788
UnitedHealth Group, Inc.	262,300	65,344,176

		109,360,964

Insurance — 3.5%
Marsh & McLennan Cos., Inc.	1,627,444	129,788,659

Internet — 7.3%
Alphabet, Inc., Class A*	16,699	17,449,787
Alphabet, Inc., Class C*	70,223	72,723,641
Amazon.com, Inc.*	69,037	103,691,503
Booking Holdings, Inc.*	13,500	23,252,670
Facebook, Inc., Class A*	403,500	52,894,815

		270,012,416

Machinery - Diversified — 1.5%
Roper Technologies, Inc.	209,437	55,819,149

Miscellaneous Manufacturing — 4.6%
Danaher Corp.	1,071,218	110,464,000
General Electric Co.	7,826,616	59,247,483

		169,711,483

Oil & Gas — 0.4%
Concho Resources, Inc.*	151,600	15,582,964

Pharmaceuticals — 1.2%
Abbott Laboratories	635,691	45,979,530

Pipelines — 0.7%
Enterprise Products Partners LP	1,107,261	27,227,548

Retail — 1.2%
McDonald’s Corp.	124,158	22,046,736
Yum! Brands, Inc.	243,107	22,346,395

		44,393,131

Semiconductors — 3.4%
Maxim Integrated Products, Inc.	896,809	45,602,738
Texas Instruments, Inc.	840,396	79,417,422

		125,020,160

Software — 9.0%
Fidelity National Information Services, Inc.	894,791	91,760,817
Fiserv, Inc.*	1,257,918	92,444,394

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Intuit, Inc.	145,708	$28,682,620
Microsoft Corp.	1,166,900	118,522,033

		331,409,864

TOTAL COMMON STOCKS (Cost $2,225,490,250)		2,439,996,872

	Par (000)
REAL ESTATE INVESTMENT TRUSTS — 1.3%
Diversified — 1.3%
American Tower Corp. (Cost $40,348,157)	$292,665	46,296,676

	Number of Shares
PREFERRED STOCKS — 4.7%
Banks — 1.8%
JPMorgan Chase & Co.	325,000	8,134,750
State Street Corp.	19,850	499,426
U.S. Bancorp	175,000	4,320,750
U.S. Bancorp, Series F•	71,000	1,880,080
Wells Fargo & Co.	39,450	49,784,717

		64,619,723

Diversified Financial Services — 0.1%
The Charles Schwab Corp. Series C	150,000	3,808,500
The Charles Schwab Corp. Series D	12,000	300,000

		4,108,500

Electric — 1.3%
Alabama Power Co.	100,000	2,374,000
CMS Energy Corp.	500,000	12,030,000
DTE Energy Co.	340,000	7,565,000
Duke Energy Corp.	340,000	8,092,000
NextEra Energy, Inc.	73,986	4,264,553
SCE Trust II	14,730	283,994
SCE Trust III•	161,355	3,733,755
SCE Trust IV•	340,000	6,902,000
SCE Trust V•	100,000	2,088,000
SCE Trust VI	75,000	1,364,250

		48,697,552

Electronics — 0.3%
Fortive Corp.	10,921	9,918,998

Gas — 0.2%
NiSource, Inc.•	325,000	8,138,000

Healthcare Products — 1.0%
Becton Dickinson & Co., CONV	640,943	36,963,183

TOTAL PREFERRED STOCKS (Cost $173,326,959)		172,445,956

	Par (000)	Value†
CORPORATE BONDS — 21.3%
Aerospace & Defense — 0.2%
Northrop Grumman Corp. 2.550%, 10/15/22	$5,930	$5,738,182

Agriculture — 0.3%
Philip Morris International, Inc. 2.000%, 02/21/20	3,420	3,377,319
(3 M ICE LIBOR + 0.420%) 3.066%, 02/21/20 •	2,285	2,281,830
2.625%, 02/18/22	4,270	4,133,179

		9,792,328

Airlines — 0.1%
Continental Airlines Pass Through Trust 2012-1 Class B 6.250%, 10/11/21	206	208,980
Delta Air Lines 2009-1, Class A, Pass Through Trust 7.750%, 06/17/21	205	211,372
Delta Air Lines 2011-1, Class A , Pass Through Trust 5.300%, 10/15/20	265	266,113
U.S. Airways 2010-1 Class A, Pass Through Trust 6.250%, 10/22/24	1,274	1,345,771
U.S. Airways 2012-2 Class A, Pass Through Trust 4.625%, 12/03/26	193	199,654
U.S. Airways 2012-2 Class B, Pass Through Trust 6.750%, 12/03/22	394	411,438
U.S. Airways 2013-1 Class A, Pass Through Trust 3.950%, 05/15/27	4	3,617
U.S. Airways 2013-1 Class B, Pass Through Trust 5.375%, 05/15/23	4	3,960

		2,650,905

Banks — 3.1%
Kreditanstalt fuer Wiederaufbau 2.875%, 04/03/28	85,260	85,544,092
State Street Corp.• (3 M ICE LIBOR + 3.600%) 5.250%, 12/29/49	4,360	4,278,250
(3 M ICE LIBOR + 2.540%) 5.625%, 12/15/66	9,005	8,509,725
The Bank of New York Mellon Corp.• (3 M ICE LIBOR + 3.130%) 4.625%, 12/29/49	3,175	2,845,594
(3 M ICE LIBOR + 3.420%) 4.950%, 12/29/49	5,800	5,655,000
The PNC Financial Services Group, Inc. (3 M ICE LIBOR + 3.300%) 5.000%, 12/29/49 •	7,085	6,518,200
U.S. Bancorp (3 M ICE LIBOR + 2.910%) 5.300%, 04/15/49 •	3,010	2,829,400

		116,180,261

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	$826	$812,285
(3 M ICE LIBOR + 1.260%) 3.819%, 02/01/21 •	3,820	3,840,914
3.300%, 02/01/23	2,175	2,114,858

		6,768,057

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	715,168

Chemicals — 0.1%
Ecolab, Inc. 2.000%, 01/14/19	2,330	2,329,109

Commercial Services — 0.7%
Aramark Services, Inc. 5.000%, 04/01/25 144A @	6,315	6,172,912
5.000%, 02/01/28 144A @	2,310	2,154,075
Moody’s Corp. 4.250%, 02/01/29	6,850	6,976,642
Refinitiv US Holdings, Inc. 6.250%, 05/15/26 144A @	5,610	5,413,650
8.250%, 11/15/26 144A @	7,345	6,711,494

		27,428,773

Computers — 0.3%
Apple, Inc. 1.500%, 09/12/19	10,920	10,824,095

Cosmetics & Personal Care — 0.1%
Unilever Capital Corp. 3.000%, 03/07/22	2,305	2,288,025

Diversified Financial Services — 0.0%
Caterpillar Financial Services Corp. 2.250%, 12/01/19	1,155	1,146,805

Electric — 1.3%
American Electric Power Co., Inc. 3.650%, 12/01/21	780	785,858
4.300%, 12/01/28	2,835	2,880,698
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,533,350
Dominion Energy, Inc., STEP 2.962%, 07/01/19	350	348,755
DTE Energy Co. 3.700%, 08/01/23	2,060	2,045,577
3.800%, 03/15/27	8,575	8,366,508
Edison International 2.125%, 04/15/20	4,300	4,185,814
Eversource Energy
2.750%, 03/15/22	2,550	2,505,757
3.800%, 12/01/23	1,255	1,267,087
2.900%, 10/01/24	1,700	1,629,219
3.300%, 01/15/28	4,219	4,001,462
4.250%, 04/01/29	2,030	2,066,638

	Par (000)	Value†

Electric — (continued)
Fortive Corp. 1.800%, 06/15/19	$40	$39,522
NSTAR Electric Co. 3.200%, 05/15/27	3,415	3,328,744
Sensata Technologies BV 5.625%, 11/01/24 144A @	880	866,800
The Southern Co. 1.850%, 07/01/19	1,770	1,761,327
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,472,713
3.500%, 03/15/27	3,010	2,964,323
Wisconsin Public Service Corp. 3.350%, 11/21/21	2,025	2,044,769
Xcel Energy, Inc. 4.000%, 06/15/28	3,340	3,378,192

		48,473,113

Electronics — 0.1%
Amphenol Corp. 2.200%, 04/01/20	2,585	2,546,745
3.200%, 04/01/24	1,290	1,250,836

		3,797,581

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	4,315	4,217,912
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/27	5,850	5,528,250
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	1,775	1,672,938
5.500%, 04/15/27 144A @	640	603,200

		12,022,300

Environmental Control — 0.0%
Waste Connections, Inc. 4.250%, 12/01/28	1,630	1,665,666

Food — 0.6%
B&G Foods, Inc. 4.625%, 06/01/21	2,525	2,461,875
Conagra Brands, Inc.
(3 M ICE LIBOR + 0.750%) 3.219%, 10/22/20 •	1,710	1,705,196
3.800%, 10/22/21	3,750	3,751,322
Nestle Holdings, Inc. 3.100%, 09/24/21 144A @	14,330	14,413,020
The Kroger Co. 2.000%, 01/15/19	1,330	1,329,404

		23,660,817

Gas — 0.5%
NGL Energy Partners LP 5.125%, 07/15/19	995	987,538
NiSource, Inc. 3.490%, 05/15/27	9,445	9,012,838

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — (continued)
NiSource, Inc. 4.375%, 05/15/47	$3,965	$3,688,615
(UST Yield Curve CMT 5 Yr + 2.840%) 5.650%, 12/15/66 144A @,•	5,825	5,417,250

		19,106,241

Healthcare Products — 0.8%
Becton Dickinson & Co. 2.675%, 12/15/19	1,895	1,876,981
(3 M ICE LIBOR + 1.030%) 3.769%, 06/06/22 •	3,685	3,612,190
3.363%, 06/06/24	5,782	5,553,478
Hologic, Inc. 4.375%, 10/15/25 144A @	4,550	4,231,500
Medtronic Global Holdings SCA 1.700%, 03/28/19	4,300	4,288,941
Medtronic, Inc. 2.500%, 03/15/20	2,845	2,830,434
Teleflex, Inc. 4.875%, 06/01/26	3,030	2,893,650
4.625%, 11/15/27	3,630	3,366,825

		28,653,999

Healthcare Services — 0.7%
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	1,125	1,158,750
HCA, Inc. 4.250%, 10/15/19	3,781	3,771,547
6.500%, 02/15/20	18,920	19,393,000

		24,323,297

Household Products & Wares — 0.2%
Reckitt Benckiser Treasury Services PLC (3 M ICE LIBOR + 0.560%) 3.384%, 06/24/22 144A @,•	4,140	4,067,767
Spectrum Brands, Inc. 6.625%, 11/15/22	2,711	2,744,888
6.125%, 12/15/24	1,500	1,443,750

		8,256,405

Insurance — 0.2%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,194,317
2.750%, 01/30/22	1,705	1,671,134
3.300%, 03/14/23	525	519,110
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,384,917

		5,769,478

Internet — 3.3%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,144,465
Netflix, Inc. 5.875%, 02/15/25	7,510	7,575,713
4.375%, 11/15/26	17,665	16,030,988
4.875%, 04/15/28	33,608	30,667,300
5.875%, 11/15/28 144A @	32,365	31,449,070
6.375%, 05/15/29 144A @	18,670	18,413,287
Zayo Group LLC 5.750%, 01/15/27 144A @	14,205	12,677,963

		120,958,786

	Par (000)	Value†

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	$2,445	$2,310,525

Machinery - Diversified — 0.3%
Roper Technologies, Inc. 3.650%, 09/15/23	4,120	4,122,985
4.200%, 09/15/28	3,700	3,663,138
Welbilt, Inc. 9.500%, 02/15/24	3,095	3,311,650
Xylem, Inc. 4.875%, 10/01/21	415	428,513
3.250%, 11/01/26	640	608,167

		12,134,453

Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, 03/15/21	1,900	1,901,188
5.250%, 09/30/22	7,165	7,102,306
5.750%, 09/01/23	3,600	3,582,000
5.750%, 01/15/24	4,225	4,182,750
5.125%, 05/01/27 144A @	17,325	16,136,505
5.000%, 02/01/28 144A @	25,486	23,447,120
Charter Communications Operating LLC 3.579%, 07/23/20	2,225	2,222,601
Comcast Corp.
(3 M ICE LIBOR + 0.330%) 3.127%, 10/01/20 •	3,405	3,389,293
3.300%, 10/01/20	6,930	6,956,506
(3 M ICE LIBOR + 0.440%) 3.237%, 10/01/21 •	2,690	2,664,478
3.450%, 10/01/21	3,145	3,176,887
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	2,780	2,786,950
Unitymedia GmbH 6.125%, 01/15/25 144A @	7,879	7,917,607

		85,466,191

Miscellaneous Manufacturing — 0.1%
3M Co. 3.000%, 09/14/21	2,460	2,479,882

Oil & Gas — 0.2%
EQT Corp. 8.125%, 06/01/19	1,754	1,783,762
Shell International Finance BV (3 M ICE LIBOR + 0.450%) 3.068%, 05/11/20 •	6,720	6,729,002

		8,512,764

Packaging and Containers — 0.7%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	15,622	15,582,961
6.875%, 02/15/21	2,736	2,735,912
(3 M ICE LIBOR + 3.500%) 5.936%, 07/15/21 144A @,•	4,875	4,856,719
5.125%, 07/15/23 144A @	4,145	3,948,112

		27,123,704

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.3%
Elanco Animal Health, Inc. 3.912%, 08/27/21 144A @	$3,505	$3,526,808
4.272%, 08/28/23 144A @	1,680	1,678,579
4.900%, 08/28/28 144A @	4,030	4,100,831

		9,306,218

Pipelines — 0.1%
Enterprise Products Operating LLC 3.500%, 02/01/22	3,415	3,424,044
NuStar Logistics LP 4.800%, 09/01/20	1,650	1,617,000

		5,041,044

Real Estate — 1.0%
American Tower Corp. 3.300%, 02/15/21	3,575	3,554,493
Camden Property Trust 4.100%, 10/15/28	515	521,392
Crown Castle International Corp. 4.875%, 04/15/22	7,850	8,077,519
5.250%, 01/15/23	13,865	14,397,748
SBA Communications Corp. 4.875%, 07/15/22	11,060	10,866,450

		37,417,602

Retail — 1.8%
AutoZone, Inc. 1.625%, 04/21/19	365	363,216
2.500%, 04/15/21	1,915	1,872,618
Dollar Tree, Inc. (3 M ICE LIBOR + 0.700%) 3.149%, 04/17/20 •	1,290	1,281,772
KFC Holding Co./Pizza Hut Holdings/Taco Bell of America LLC 5.000%, 06/01/24 144A @	3,680	3,551,200
5.250%, 06/01/26 144A @	4,893	4,733,978
4.750%, 06/01/27 144A @	17,900	16,647,000
The Home Depot, Inc.
(3 M ICE LIBOR + 0.310%) 3.048%, 03/01/22 •	2,435	2,410,492
3.250%, 03/01/22	2,020	2,040,968
Yum! Brands, Inc. 5.300%, 09/15/19	2,215	2,223,306
3.875%, 11/01/20	7,505	7,354,900
3.750%, 11/01/21	12,855	12,533,625
3.875%, 11/01/23	4,505	4,257,225
6.875%, 11/15/37	3,540	3,469,200
5.350%, 11/01/43	6,155	5,108,650

		67,848,150

Semiconductors — 0.1%
Sensata Technologies BV 5.000%, 10/01/25 144A @	3,150	2,961,000
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	1,400	1,407,000

		4,368,000

	Par (000)	Value†

Software — 0.8%
Fiserv, Inc. 2.700%, 06/01/20	$5,175	$5,136,535
3.800%, 10/01/23	2,460	2,475,319
4.200%, 10/01/28	2,460	2,455,070
Solera LLC 10.500%, 03/01/24 144A @	18,086	19,261,590

		29,328,514

Telecommunications — 0.4%
Level 3 Financing, Inc. 5.375%, 08/15/22	3,500	3,431,680
5.625%, 02/01/23	2,975	2,922,937
Verizon Communications, Inc. 3.125%, 03/16/22	4,300	4,271,337
(3 M ICE LIBOR + 1.000%) 3.788%, 03/16/22 •	4,300	4,304,687

		14,930,641

TOTAL CORPORATE BONDS (Cost $807,285,357)		788,817,079

LOAN AGREEMENTS — 2.7%‡
Chemicals — 0.1%
HB Fuller Co. (12 M ICE LIBOR + 2.000%) 4.470%, 10/20/24 •	2,225	2,087,813

Commercial Services — 0.7%
Financial & Risk U.S. Holdings, Inc. (12 M ICE LIBOR + 3.750%) 6.272%, 10/01/25 •	14,010	13,309,500
Trans Union LLC•
(12 M ICE LIBOR + 1.750%) 4.272%, 08/09/22	8,181	7,864,123
(12 M ICE LIBOR + 2.000%) 4.522%, 06/19/25	5,786	5,568,953

		26,742,576

Diversified Financial Services — 0.1%
Institutional Shareholder Services, Inc.•
(3 M ICE LIBOR + 3.750%) 6.517%, 10/16/24	69	67,564
(3 M ICE LIBOR + 3.750%) 6.553%, 10/16/24	762	741,337
Vantiv LLC (12 M ICE LIBOR + 1.500%) 3.940%, 01/16/23 •	2,445	2,397,078

		3,205,979

Entertainment — 0.1%
Formula Oe Management Term Loan B3 (12 M ICE LIBOR + 2.500%) 5.022%, 02/01/24 •	4,225	3,985,569

Household Products & Wares — 0.0%
Prestige Brands, Inc. (12 M ICE LIBOR + 2.000%) 4.522%, 01/26/24 •	256	246,152

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)

Insurance — 0.8%
HUB International Ltd (3 M ICE LIBOR + 2.750%) 5.240%, 04/25/25 •	$30,497	$28,733,733

Internet — 0.2%
Zayo Group LLC• 0.00%, 01/19/21	2,394	2,326,592
(12 M ICE LIBOR + 2.250%) 4.772%, 01/19/24	4,225	4,036,396

		6,362,988

Oil & Gas — 0.1%
Eagleclaw Midstream Ventures LLC/BCP Raptor LLC (6 M ICE LIBOR + 4.250%) 6.492%, 06/24/24 •	5,898	5,492,539

Pharmaceuticals — 0.3%
Change Healthcare Holdings LLC (12 M ICE LIBOR + 2.750%) 5.273%, 03/01/24 •	8,759	8,287,967
NVA Holdings, Inc. (12 M ICE LIBOR + 2.750%) 5.273%, 02/02/25 •	3,280	3,083,107

		11,371,074

Software — 0.3%
Cypress Intermediate Holdings III, Inc. (12 M ICE LIBOR + 3.000%) 5.530%, 04/29/24 •	4,192	3,972,110
Kronos, Inc. (3 M ICE LIBOR + 3.000%) 5.541%, 11/01/23 •	9,014	8,547,790

		12,519,900

Telecommunications — 0.0%
Crown Subsea Communications Holding, Inc. (12 M ICE LIBOR + 6.000%) 8.350%, 11/03/25 •	915	877,256

TOTAL LOAN AGREEMENTS (Cost $106,844,244)		101,625,579

U.S TREASURY OBLIGATION — 2.1%
United States Treasury Note 2.250%, 11/15/27 (Cost $80,481,091)	82,350	79,548,170

	Number of Shares
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	14,834,156	14,834,156
T. Rowe Price Investment, Ltd.	47,182,390	47,182,390

TOTAL SHORT-TERM INVESTMENTS (Cost $62,016,546)		62,016,546

		Value†

TOTAL INVESTMENTS — 100.2% (Cost $3,510,547,433)		$3,705,337,765
Other Assets & Liabilities — (0.2)%		(7,087,530)

TOTAL NET ASSETS — 100.0%		$3,698,250,235

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(23,897,767))	(40,017)	(13,942,582)

†	See Security Valuation Note.
*	Non-income producing security.
144A@

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $244,872,414, which represents 6.6% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2018. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2018 ††
United States	93%
Germany	3
Canada	2
Switzerland	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$14,590,887	$—	$14,590,887	$—
COMMON STOCK	2,439,996,872	2,439,996,872
REAL ESTATE INVESTMENT TRUSTS	46,296,676	46,296,676	—	—
PREFERRED STOCK
Banks	64,619,723	64,619,723	—	—
Diversified Financial Services	4,108,500	4,108,500	—	—
Electric	48,697,552	48,697,552	—	—
Electronics	9,918,998	9,918,998	—	—
Gas	8,138,000	8,138,000	—	—
Healthcare Products	36,963,183	36,963,183	—	—

TOTAL PREFERRED STOCKS	172,445,956	172,445,956	—	—

U.S. TREASURY OBLIGATION	79,548,170	—	79,548,170	—
CORPORATE BONDS	788,817,079	—	788,817,079	—
LOAN AGREEMENTS	101,625,579	—	101,625,579	—
SHORT-TERM INVESTMENTS	62,016,546	62,016,546	—	—

TOTAL INVESTMENTS	$3,705,337,765	$2,720,756,050	$984,581,715	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Written Options	$(13,942,582)	$(13,942,582)	$—	$—

TOTAL LIABILITIES-OTHER FINANCIAL INSTRUMENTS	$(13,942,582)	$(13,942,582)	$—	$—

(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Abbott Laboratories	1,550	$10,075,000	$65	1/18/2019	$(1,139,250)
Abbott Laboratories	1,885	12,723,750	68	1/18/2019	(999,050)
Alphabet Inc.	149	17,880,000	1,200	1/18/2019	(4,321)
Alphabet Inc.	148	17,760,000	1,200	1/18/2019	(5,920)
Alphabet Inc.	64	8,064,000	1,260	1/18/2019	(960)
Alphabet Inc.	18	2,268,000	1,260	1/18/2019	(162)
Alphabet Inc.	54	7,020,000	1,300	1/17/2020	(203,580)
Alphabet Inc.	47	6,298,000	1,340	1/17/2020	(141,000)
Alphabet Inc.	47	6,580,000	$1,400	1/17/2020	(107,160)
Alphabet Inc.	47	7,050,000	1,500	1/17/2020	(63,920)
Amazon.com	54	10,800,000	2,000	1/18/2019	(1,080)
Amazon.com	56	12,880,000	2,300	1/17/2020	(175,504)
Amazon.com	24	6,000,000	2,500	1/17/2020	(49,128)
Amazon.com	24	6,240,000	2,600	1/17/2020	(35,400)
Amazon.com	24	6,480,000	2,700	1/17/2020	(26,880)
American Electric Power Co. Inc.	360	2,970,000	83	1/17/2020	(73,800)
American Electric Power Co. Inc.	360	3,060,000	85	1/17/2020	(52,200)
American Tower Corp.	658	10,199,000	155	1/18/2019	(348,740)
American Tower Corp.	329	5,264,000	160	1/18/2019	(75,670)
American Tower Corp.	329	5,428,500	165	1/18/2019	(21,385)
American Tower Corp.	284	4,828,000	170	1/17/2020	(255,600)
American Tower Corp.	284	4,970,000	175	1/17/2020	(204,480)
Anthem Inc.	197	5,122,000	260	1/18/2019	(159,570)
Anthem Inc.	451	12,177,000	270	1/18/2019	(147,477)
Anthem Inc.	139	4,170,000	300	1/17/2020	(141,085)
Anthem Inc.	139	4,309,000	310	1/17/2020	(104,250)
Apple Inc.	917	18,340,000	200	1/18/2019	(917)
Booking Holdings Inc.	23	4,370,000	1,900	1/18/2019	(9,660)
Booking Holdings Inc.	23	4,600,000	2,000	1/18/2019	(1,978)
Booking Holdings Inc.	41	9,430,000	2,300	1/18/2019	(205)
Booking Holdings Inc.	16	3,360,000	2,100	1/17/2020	(147,424)
Booking Holdings Inc.	16	3,400,000	2,125	1/17/2020	(141,600)
Booking Holdings Inc.	16	3,520,000	2,200	1/17/2020	(117,760)
Duke Energy Corp.	943	8,015,500	85	1/17/2020	(612,950)
Duke Energy Corp.	942	8,478,000	90	1/17/2020	(376,800)
Duke Energy Corp.	499	4,990,000	100	1/17/2020	(64,870)
Enterprise Products Partners	3,444	10,332,000	30	1/18/2019	(13,776)
Facebook Inc.	622	11,196,000	180	1/18/2019	(622)
Facebook Inc.	206	4,120,000	200	1/18/2019	(206)
Intercontinental Exchange Inc.	1,325	10,600,000	80	1/18/2019	(19,875)
Intuit Inc.	558	10,602,000	190	1/18/2019	(594,828)
Intuit Inc.	44	1,144,000	260	1/17/2020	(18,920)
Intuit Inc.	44	1,188,000	270	1/17/2020	(13,640)
Mastercard Inc.	368	6,624,000	180	1/18/2019	(399,280)
Mastercard Inc.	367	6,789,500	185	1/18/2019	(280,388)
Mastercard Inc.	366	7,137,000	195	1/17/2020	(261,690)
Mastercard Inc.	367	7,340,000	200	1/17/2020	(211,025)
Microsoft Corp.	1,085	10,850,000	100	1/18/2019	(439,425)
Microsoft Corp.	933	9,796,500	105	1/18/2019	(156,744)
Microsoft Corp.	2,896	31,856,000	110	1/18/2019	(130,320)
Microsoft Corp.	413	5,162,500	125	1/17/2020	(165,200)
Microsoft Corp.	413	5,369,000	130	1/17/2020	(123,900)
Microsoft Corp.	413	5,575,500	135	1/17/2020	(93,338)
NextEra Energy Inc.	1,040	20,800,000	200	1/17/2020	(332,800)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Flexibly Managed Fund

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
The PNC Financial Services	1,271	$16,523,000	130	1/18/2019	$(29,233)
The PNC Financial Services	846	13,959,000	165	1/18/2019	(1,692)
The PNC Financial Services	84	1,512,000	180	1/18/2019	(756)
Texas Instruments Inc.	633	7,912,500	125	1/18/2019	(633)
Texas Instruments Inc.	634	8,242,000	130	1/18/2019	(2,536)
Texas Instruments Inc.	82	1,066,000	130	1/17/2020	(9,348)
Thermo Fisher Scientific Inc.	329	7,567,000	230	1/18/2019	(77,315)
Thermo Fisher Scientific Inc.	329	7,896,000	240	1/18/2019	(18,424)
Unitedhealth Group	231	6,006,000	$260	1/18/2019	(59,136)
Unitedhealth Group	918	24,786,000	270	1/18/2019	(83,538)
Unitedhealth Group	284	8,236,000	290	1/17/2020	(305,300)
Unitedhealth Group	280	8,400,000	300	1/17/2020	(249,200)
Visa Inc.	197	2,068,500	105	1/18/2019	(494,470)
Visa Inc.	197	2,167,000	110	1/18/2019	(425,520)
Visa Inc.	197	2,265,500	115	1/18/2019	(328,202)
Visa Inc.	543	6,516,000	120	1/18/2019	(692,325)
Visa Inc.	534	6,675,000	125	1/18/2019	(427,200)
Visa Inc.	828	11,178,000	135	1/18/2019	(186,300)
Visa Inc.	797	11,158,000	140	1/18/2019	(63,760)
Visa Inc.	1,381	20,715,000	150	1/18/2019	(6,905)
Visa Inc.	337	5,055,000	150	1/17/2020	(239,270)
Visa Inc.	336	5,208,000	155	1/17/2020	(193,872)
Visa Inc.	542	8,672,000	160	1/17/2020	(243,900)
Visa Inc.	206	3,399,000	165	1/17/2020	(72,718)
Yum Brands Inc.	908	8,626,000	95	1/18/2019	(60,836)
Yum Brands Inc.	516	5,160,000	100	1/17/2020	(237,360)
Yum Brands Inc.	516	5,418,000	105	1/17/2020	(165,120)

Total Written Options					$(13,942,582)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.0%
Penn Series Index 500 Fund* (Cost $21,834,682)	2,120,173	$44,163,211

AFFILIATED FIXED INCOME FUNDS — 41.1%
Penn Series Quality Bond Fund* (Cost $26,264,596)	2,097,459	30,748,755

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $57,447)	57,447	57,447

TOTAL INVESTMENTS — 100.2% (Cost $48,156,725)		74,969,413

Other Assets & Liabilities — (0.2)%		(137,586)

TOTAL NET ASSETS — 100.0%		$74,831,827

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$44,163,211	$44,163,211	$—	$—
AFFILIATED FIXED INCOME FUNDS	30,748,755	30,748,755	—	—
SHORT-TERM INVESTMENTS	57,447	57,447	—	—

TOTAL INVESTMENTS	$74,969,413	$74,969,413	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 96.8%
Aerospace & Defense — 4.3%
Northrop Grumman Corp.	9,500	$2,326,550
The Boeing Co.	30,721	9,907,523

		12,234,073

Agriculture — 1.0%
Philip Morris International, Inc.	40,916	2,731,552

Apparel — 1.1%
NIKE, Inc., Class B	42,837	3,175,935

Auto Manufacturers — 2.1%
Ferrari N.V.	15,139	1,505,422
Tesla, Inc.*	12,915	4,298,112

		5,803,534

Auto Parts & Equipment — 0.9%
Aptiv PLC	39,889	2,455,966

Banks — 1.1%
JPMorgan Chase & Co.	13,940	1,360,823
Morgan Stanley	41,423	1,642,422

		3,003,245

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	20,841	2,029,080
Vertex Pharmaceuticals, Inc.*	25,577	4,238,364

		6,267,444

Chemicals — 0.7%
DowDuPont, Inc.	36,752	1,965,497

Commercial Services — 4.0%
Equifax, Inc.	21,017	1,957,313
PayPal Holdings, Inc.*	34,241	2,879,326
S&P Global, Inc.	2,500	424,850
TransUnion	41,155	2,337,604
Worldpay, Inc., Class A*	48,187	3,682,932

		11,282,025

Computers — 0.8%
Apple, Inc.	13,671	2,156,464

Diversified Financial Services — 9.8%
Ant International Co. Ltd., Class C*(1)#	189,827	1,064,930
Intercontinental Exchange, Inc.	26,646	2,007,243
Mastercard, Inc., Class A	41,728	7,871,987
TD Ameritrade Holding Corp.	76,007	3,721,303
The Charles Schwab Corp.	81,600	3,388,848
Visa, Inc., Class A	72,929	9,622,252

		27,676,563

Electric — 0.4%
NextEra Energy, Inc.	7,217	1,254,459

Electronics — 1.4%
Fortive Corp.	39,170	2,650,242
Honeywell International, Inc.	9,062	1,197,272

		3,847,514

	Number of Shares	Value†

Gas — 0.9%
Sempra Energy	22,628	$2,448,123

Healthcare Products — 5.3%
Becton Dickinson & Co.	24,122	5,435,169
Intuitive Surgical, Inc.*	9,240	4,425,221
Stryker Corp.	33,022	5,176,198

		15,036,588

Healthcare Services — 6.3%
Anthem, Inc.	15,325	4,024,805
Centene Corp.*	19,634	2,263,800
HCA Healthcare, Inc.	5,831	725,668
Humana, Inc.	3,700	1,059,976
UnitedHealth Group, Inc.	32,075	7,990,524
WellCare Health Plans, Inc.*	7,946	1,875,971

		17,940,744

Home Builders — 0.4%
NVR, Inc.*	470	1,145,385

Insurance — 0.8%
Chubb Ltd.	17,100	2,208,978

Internet — 27.5%
Alibaba Group Holding Ltd. ADR*	36,866	5,053,223
Alphabet, Inc., Class A*	8,386	8,763,034
Alphabet, Inc., Class C*	8,235	8,528,248
Amazon.com, Inc.*	16,006	24,040,532
Booking Holdings, Inc.*	3,261	5,616,812
Facebook, Inc., Class A*	81,332	10,661,812
IAC/InterActive Corp.*	6,464	1,183,170
Netflix, Inc.*	14,939	3,998,573
Symantec Corp.	190,475	3,599,025
Tencent Holdings Ltd.	158,600	6,356,744
Uber Technologies, Inc., Class A*(1)#	575	28,044

		77,829,217

Lodging — 2.0%
Las Vegas Sands Corp.	37,800	1,967,490
MGM Resorts International	49,700	1,205,722
Wynn Resorts Ltd.	23,987	2,372,554

		5,545,766

Machinery - Diversified — 1.3%
Roper Technologies, Inc.	10,142	2,703,046
Wabtec Corp.	14,771	1,037,663

		3,740,709

Media — 1.4%
The Walt Disney Co.	36,009	3,948,387

Pharmaceuticals — 1.6%
Cigna Corp.	19,996	3,797,640
Eli Lilly & Co.	6,800	786,896

		4,584,536

Retail — 2.6%
Dollar General Corp.	9,650	1,042,972
Dollar Tree, Inc.*	30,524	2,756,927

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Retail — (continued)
Dollarama, Inc.	58,518	$1,391,796
McDonald’s Corp.	12,700	2,255,139

		7,446,834

Semiconductors — 1.5%
ASML Holding N.V.	12,601	1,960,968
NVIDIA Corp.	18,100	2,416,350

		4,377,318

Software — 15.2%
Activision Blizzard, Inc.	25,886	1,205,511
Electronic Arts, Inc.*	29,759	2,348,283
Fidelity National Information Services, Inc.	22,333	2,290,249
Fiserv, Inc.*	28,572	2,099,756
Intuit, Inc.	19,574	3,853,142
Microsoft Corp.	145,129	14,740,753
Red Hat, Inc.*	22,072	3,876,726
salesforce.com, Inc.*	27,908	3,822,559
ServiceNow, Inc.*	9,422	1,677,587
Splunk, Inc.*	17,059	1,788,636
VMware, Inc., Class A	17,855	2,448,456
Workday, Inc., Class A*	18,481	2,951,046

		43,102,704

Water — 0.2%
American Water Works Co., Inc.	5,900	535,543

TOTAL COMMON STOCKS (Cost $225,924,101)		273,745,103

PREFERRED STOCKS — 1.4%
Internet — 0.4%
Uber Technologies, Inc., Series A, CONV*(1)#	82	4,000
Uber Technologies, Inc., Series B, CONV*(1)#	220	10,730
Uber Technologies, Inc., Series C-1, CONV*(1)#	58	2,829
Uber Technologies, Inc., Series C-2, CONV*(1)#	47	2,292
Uber Technologies, Inc., Series C-3, CONV*(1)#	1	49
Uber Technologies, Inc., Series D, CONV*(1)#	52	2,536
Uber Technologies, Inc., Series E, CONV*(1)#	25	1,219
Uber Technologies, Inc., Series G, CONV*(1)#	12,545	611,848
Uber Technologies, Inc., Series G-1, CONV*(1)#	126	6,145
Uber Technologies, Inc., Series Seed, CONV*(1)#	210	10,242
Xiaoju Kuaizhi, Inc. (didi), CONV*(1)#	11,920	559,048

		1,210,938

Lodging — 0.5%
Airbnb, Inc., Series D, CONV*(1)#	9,999	1,061,194

	Number of Shares	Value†

Lodging — (continued)
Airbnb, Inc., Series E, CONV*(1)#	3,694	$392,044

		1,453,238

Real Estate — 0.2%
WeWork Companies, Inc., Class A, CONV*(1)#	329	17,045
WeWork Companies, Inc., Series E, CONV*(1)#	8,297	429,868

		446,913

Software — 0.3%
Magic Leap Inc., Series C, CONV*(1)#	15,808	426,816
Magic Leap, Inc., Series D, CONV*(1)#	10,934	295,218

		722,034

TOTAL PREFERRED STOCKS (Cost $2,661,836)		3,833,123

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Diversified — 0.5%
Crown Castle International Corp. (Cost $1,346,181)	13,325	1,447,495

	Par (000)
CORPORATE BONDS — 0.2%
Lodging — 0.2%
Caesars Entertainment Corp. 5.000%, 10/01/24 (Cost $629,267)	$373	463,179

	Number of Shares
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares	1,067,936	1,067,936
T. Rowe Price Investment, Ltd.	1,801	1,801

TOTAL SHORT-TERM INVESTMENTS (Cost $1,069,737)		1,069,737

TOTAL INVESTMENTS — 99.3% (Cost $231,631,122)		280,558,637

Other Assets & Liabilities — 0.7%		2,115,884

TOTAL NET ASSETS — 100.0%		$282,674,521

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
*	Non-income producing security.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $4,926,097, which represented 1.7% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Growth Stock Fund

Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$407,090	$1,061,194
Airbnb Series E	7/14/2015	343,891	392,044
Ant International Co. Class C	6/7/2018	1,064,929	1,064,930
Magic Leap Series C	1/20/2016	364,106	426,816
Magic Leap Series D	10/12/2017	295,218	295,218
Uber Technologies Class A	1/16/2018	18,957	28,044
Uber Technologies Series A	1/16/2018	2,703	4,000
Uber Technologies Series B	1/16/2018	7,253	10,730
Uber Technologies Series C-1	1/16/2018	1,912	2,829
Uber Technologies Series C-2	1/16/2018	1,550	2,292
Uber Technologies Series C-3	1/16/2018	33	49
Uber Technologies Series D	1/16/2018	1,714	2,536
Uber Technologies Series E	1/16/2018	824	1,219
Uber Technologies Series G	1/16/2018	611,847	611,848
Uber Technologies Series G-1	1/16/2018	6,145	6,145
Uber Technologies Series Seed	1/16/2018	6,923	10,242
WeWork Companies Class A	6/23/2015	10,821	17,045
WeWork Companies Series E	6/23/2015	272,885	429,868
Xiaoju Kuaizhi Series A	10/19/2015	326,920	559,048

Total		$3,745,721	$4,926,097

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018 ††
United States	92%
China	4
Italy	1
Netherlands	1
Switzerland	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$12,234,073	$12,234,073	$—	$—
Agriculture	2,731,552	2,731,552	—	—
Apparel	3,175,935	3,175,935	—	—
Auto Manufacturers	5,803,534	5,803,534	—	—
Auto Parts & Equipment	2,455,966	2,455,966	—	—
Banks	3,003,245	3,003,245	—	—
Biotechnology	6,267,444	6,267,444	—	—
Chemicals	1,965,497	1,965,497	—	—
Commercial Services	11,282,025	11,282,025	—	—
Computers	2,156,464	2,156,464	—	—
Diversified Financial Services	27,676,563	26,611,633	—	1,064,930
Electric	1,254,459	1,254,459	—	—
Electronics	3,847,514	3,847,514	—	—
Gas	2,448,123	2,448,123	—	—
Healthcare Products	15,036,588	15,036,588	—	—
Healthcare Services	17,940,744	17,940,744	—	—
Home Builders	1,145,385	1,145,385	—	—
Insurance	2,208,978	2,208,978	—	—
Internet	77,829,217	71,444,429	6,356,744	28,044
Lodging	5,545,766	5,545,766	—	—
Machinery - Diversified	3,740,709	3,740,709	—	—
Media	3,948,387	3,948,387	—	—
Pharmaceuticals	4,584,536	4,584,536	—	—
Retail	7,446,834	7,446,834	—	—
Semiconductors	4,377,318	4,377,318	—	—
Software	43,102,704	43,102,704	—	—
Water	535,543	535,543	—	—

TOTAL COMMON STOCKS	273,745,103	266,295,385	6,356,744	1,092,974

PREFERRED STOCKS	3,833,123	—	—	3,833,123
REAL ESTATE INVESTMENT TRUSTS	1,447,495	1,447,495	—	—
CORPORATE BONDS	463,179	—	463,179	—
SHORT-TERM INVESTMENTS	1,069,737	1,069,737	—	—

TOTAL INVESTMENTS	$280,558,637	$268,812,617	$6,819,923	$4,926,097

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Growth Stock Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2017	$4,768,348
Change in Appreciation/(Depreciation)	53,220
Purchases	1,112,946
Sales/Exchange	(1,238,809)
Realized Gain (Loss)	230,392

Balance as of 12/31/2018	$4,926,097

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.3%
Aerospace & Defense — 1.7%
United Technologies Corp.	8,470	$901,886

Apparel — 6.2%
adidas AG	2,655	554,867
LVMH Moet Hennessy Louis Vuitton S.E.	3,306	967,918
NIKE, Inc., Class B	15,722	1,165,629
VF Corp.	8,466	603,964

		3,292,378

Beverages — 1.2%
PepsiCo, Inc.	6,054	668,846

Chemicals — 3.6%
LyondellBasell Industries N.V., Class A	1,788	148,690
PPG Industries, Inc.	9,278	948,490
The Sherwin-Williams Co.	2,101	826,660

		1,923,840

Commercial Services — 6.7%
Ecolab, Inc.	5,498	810,130
Equifax, Inc.	2,019	188,030
Experian PLC	27,389	663,962
Moody’s Corp.	7,183	1,005,907
Verisk Analytics, Inc.*	8,639	941,997

		3,610,026

Computers — 7.9%
Accenture PLC, Class A	13,069	1,842,860
Apple, Inc.	8,520	1,343,945
Cognizant Technology Solutions Corp., Class A	16,266	1,032,565

		4,219,370

Cosmetics & Personal Care — 4.5%
Colgate-Palmolive Co.	18,702	1,113,143
L’Oreal S.A.	1,520	347,813
The Estee Lauder Cos., Inc., Class A	7,178	933,858

		2,394,814

Diversified Financial Services — 8.8%
CME Group, Inc.	1,599	300,804
Mastercard, Inc., Class A	5,766	1,087,756
The Blackstone Group LP	37,452	1,116,444
The Charles Schwab Corp.	11,158	463,392
Visa, Inc., Class A	13,185	1,739,629

		4,708,025

Electronics — 5.9%
Amphenol Corp., Class A	10,015	811,415
Fortive Corp.	9,152	619,224
Mettler-Toledo International, Inc.*	1,515	856,854
Waters Corp.*	4,529	854,396

		3,141,889

Entertainment — 0.8%
Paddy Power Betfair PLC	5,225	426,760

Healthcare Products — 3.1%
The Cooper Cos., Inc.	1,231	313,290

	Number of Shares	Value†

Healthcare Products — (continued)
Thermo Fisher Scientific, Inc.	5,943	$1,329,984

		1,643,274

Household Products & Wares — 2.2%
Church & Dwight Co., Inc.	7,104	467,159
Reckitt Benckiser Group PLC	9,003	689,417

		1,156,576

Insurance — 2.9%

Aon PLC	10,720	1,558,259

Internet — 8.2%
Alibaba Group Holding Ltd. ADR*	6,392	876,151
Alphabet, Inc., Class A*	3,335	3,484,942

		4,361,093

Machinery — Diversified — 2.0%
Nordson Corp.	9,165	1,093,843

Media — 3.4%
Comcast Corp., Class A	39,760	1,353,828
The Walt Disney Co.	2,050	224,783
Twenty-First Century Fox, Inc., Class A	5,552	267,162

		1,845,773

Miscellaneous Manufacturing — 1.8%
Colfax Corp.*	4,130	86,317
Danaher Corp.	8,570	883,738

		970,055

Oil & Gas Services — 0.1%
Schlumberger Ltd.	1,455	52,496

Pharmaceuticals — 3.9%
Abbott Laboratories	15,894	1,149,613
Cigna Corp.	466	88,503
Elanco Animal Health, Inc.*	1,168	36,827
Eli Lilly & Co.	3,102	358,963
Zoetis, Inc.	5,152	440,702

		2,074,608

Retail — 5.4%
AutoZone, Inc.*	356	298,449
CVS Health Corp.	4,165	272,891
Starbucks Corp.	20,347	1,310,346
The TJX Cos., Inc.	23,020	1,029,915

		2,911,601

Semiconductors — 6.3%
Analog Devices, Inc.	12,107	1,039,144
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,825	731,741
Texas Instruments, Inc.	16,694	1,577,583

		3,348,468

Software — 10.9%
Electronic Arts, Inc.*	13,554	1,069,546
Fidelity National Information Services, Inc.	11,444	1,173,582
Fiserv, Inc.*	15,172	1,114,990

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Microsoft Corp.	24,440	$2,482,371

		5,840,489

Transportation — 1.8%
Union Pacific Corp.	6,839	945,355

TOTAL COMMON STOCKS (Cost $43,277,685)		53,089,724

SHORT-TERM INVESTMENTS — 0.6%

Money Market — 0.6%
BlackRock Liquidity Funds FedFund Portfolio —Institutional Shares (Cost $322,361)	322,361	322,361

TOTAL INVESTMENTS — 99.9% (Cost $43,600,046)		53,412,085

Other Assets & Liabilities — 0.1%		31,795

TOTAL NET ASSETS — 100.0%		$53,443,880

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

ADR — American Depository Receipt.

PLC — Public Limited Company.
Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$901,886	$901,886	$—	$—
Apparel	3,292,378	1,769,593	1,522,785	—
Beverages	668,846	668,846	—	—
Chemicals	1,923,840	1,923,840	—	—
Commercial Services	3,610,026	2,946,064	663,962	—
Computers	4,219,370	4,219,370	—	—
Cosmetics & Personal Care	2,394,814	2,047,001	347,813	—
Diversified Financial Services	4,708,025	4,708,025	—	—
Electronics	3,141,889	3,141,889	—	—
Entertainment	426,760	—	426,760	—
Healthcare Products	1,643,274	1,643,274	—	—
Household Products & Wares	1,156,576	467,159	689,417	—
Insurance	1,558,259	1,558,259	—	—
Internet	4,361,093	4,361,093	—	—
Machinery - Diversified	1,093,843	1,093,843	—	—
Media	1,845,773	1,845,773	—	—
Miscellaneous Manufacturing	970,055	970,055	—	—
Oil & Gas Services	52,496	52,496	—	—
Pharmaceuticals	2,074,608	2,074,608	—	—
Retail	2,911,601	2,911,601	—	—
Semiconductors	3,348,468	3,348,468	—	—
Software	5,840,489	5,840,489	—	—
Transportation	945,355	945,355	—	—

TOTAL COMMON STOCKS	53,089,724	49,438,987	3,650,737	—

SHORT-TERM INVESTMENTS	322,361	322,361	—	—

TOTAL INVESTMENTS	$53,412,085	$49,761,348	$3,650,737	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Aerospace & Defense — 1.3%
United Technologies Corp.	15,134	$1,611,468

Apparel — 3.7%
LVMH Moet Hennessy Louis Vuitton S.E.	14,854	4,348,898

Building Materials — 1.4%
Martin Marietta Materials, Inc.	9,768	1,678,826

Chemicals — 1.6%
Linde PLC	12,054	1,880,906

Commercial Services — 4.4%
Ecolab, Inc.	12,570	1,852,190
Rollins, Inc.	44,520	1,607,172
S&P Global, Inc.	10,534	1,790,148

		5,249,510

Electronics — 1.5%
Fortive Corp.	25,955	1,756,115

Environmental Control — 1.7%
Waste Management, Inc.	22,147	1,970,862

Healthcare Products — 5.0%
Intuitive Surgical, Inc.*	12,324	5,902,210

Healthcare Services — 3.4%
UnitedHealth Group, Inc.	16,292	4,058,663

Internet — 26.6%
Alphabet, Inc., Class C*	4,126	4,272,927
Amazon.com, Inc.*	6,925	10,401,339
Booking Holdings, Inc.*	1,053	1,813,708
Facebook, Inc., Class A*	32,071	4,204,188
IAC/InterActive Corp.*	17,251	3,157,623
MercadoLibre, Inc.*	6,609	1,935,446
Twitter, Inc.*	196,746	5,654,480

		31,439,711

Media — 2.5%
The Walt Disney Co.	27,365	3,000,572

Miscellaneous Manufacturing — 1.8%
Danaher Corp.	20,222	2,085,293

Pharmaceuticals — 5.2%
Elanco Animal Health, Inc.*	98,666	3,110,939
Zoetis, Inc.	35,461	3,033,334

		6,144,273

Retail — 6.5%
Copart, Inc.*	37,616	1,797,292
Starbucks Corp.	91,212	5,874,053

		7,671,345

Software — 25.1%
Activision Blizzard, Inc.	38,690	1,801,793
Adobe, Inc.*	18,761	4,244,489
Constellation Software, Inc.	2,803	1,794,191

	Number of Shares	Value†

Software — (continued)
Intuit, Inc.	9,174	$1,805,902
MSCI, Inc.	12,285	1,811,177
salesforce.com, Inc.*	32,906	4,507,135
ServiceNow, Inc.*	36,017	6,412,827
Workday, Inc., Class A*	46,007	7,346,398

		29,723,912

Transportation — 6.7%
Canadian National Railway Co.	51,843	3,842,085
Union Pacific Corp.	29,432	4,068,385

		7,910,470

TOTAL COMMON STOCKS (Cost $105,740,952)		116,433,034

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,674,607)	1,674,607	1,674,607

TOTAL INVESTMENTS — 99.8% (Cost $107,415,559)		118,107,641

Other Assets & Liabilities — 0.2%		256,869

TOTAL NET ASSETS — 100.0%		$118,364,510

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018 ††
United States	88%
Canada	5
France	4
Argentina	2
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2018.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Core Growth Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,611,468	$1,611,468	$—	$—
Apparel	4,348,898	—	4,348,898	—
Building Materials	1,678,826	1,678,826	—	—
Chemicals	1,880,906	1,880,906	—	—
Commercial Services	5,249,510	5,249,510	—	—
Electronics	1,756,115	1,756,115	—	—
Environmental Control	1,970,862	1,970,862	—	—
Healthcare Products	5,902,210	5,902,210	—	—
Healthcare Services	4,058,663	4,058,663	—	—
Internet	31,439,711	31,439,711	—	—
Media	3,000,572	3,000,572	—	—
Miscellaneous Manufacturing	2,085,293	2,085,293	—	—
Pharmaceuticals	6,144,273	6,144,273	—	—
Retail	7,671,345	7,671,345	—	—
Software	29,723,912	29,723,912	—	—
Transportation	7,910,470	7,910,470	—	—

TOTAL COMMON STOCKS	116,433,034	112,084,136	4,348,898	—

SHORT-TERM INVESTMENTS	1,674,607	1,674,607	—	—

TOTAL INVESTMENTS	$118,107,641	$113,758,743	$4,348,898	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.5%
Aerospace & Defense — 3.7%
Raytheon Co.	43,210	$6,626,253

Agriculture — 1.1%
Altria Group, Inc.	41,330	2,041,289

Airlines — 1.9%
Delta Air Lines, Inc.	40,830	2,037,417
Southwest Airlines Co.	28,870	1,341,878

		3,379,295

Auto Manufacturers — 0.6%
PACCAR, Inc.	19,210	1,097,659

Auto Parts & Equipment — 2.4%
Altra Industrial Motion Corp.	84,250	2,118,887
BorgWarner, Inc.	17,220	598,223
WABCO Holdings, Inc.*	14,824	1,591,208

		4,308,318

Banks — 8.0%
Citigroup, Inc.	62,826	3,270,722
JPMorgan Chase & Co.	65,985	6,441,456
Northern Trust Corp.	15,860	1,325,737
The Goldman Sachs Group, Inc.	19,310	3,225,735

		14,263,650

Biotechnology — 3.4%
Biogen, Inc.*	10,190	3,066,375
Celgene Corp.*	22,220	1,424,080
Gilead Sciences, Inc.	25,460	1,592,523

		6,082,978

Commercial Services — 0.8%
Euronet Worldwide, Inc.*	13,950	1,428,201

Computers — 2.0%
Apple, Inc.	5,551	875,615
Cognizant Technology Solutions Corp., Class A	25,240	1,602,235
HP, Inc.	57,560	1,177,678

		3,655,528

Diversified Financial Services — 1.6%
Capital One Financial Corp.	38,030	2,874,688

Electrical Components & Equipment — 0.9%
Acuity Brands, Inc.	14,240	1,636,888

Electronics — 3.1%
Coherent, Inc.*	8,180	864,708
FLIR Systems, Inc.	36,930	1,607,932
Garmin Ltd.	21,450	1,358,214
Keysight Technologies, Inc.*	26,830	1,665,606

		5,496,460

Engineering & Construction — 0.8%
EMCOR Group, Inc.	23,490	1,402,118

Healthcare Services — 1.9%
Anthem, Inc.	10,580	2,778,625

	Number of Shares	Value†

Healthcare Services — (continued)
Quest Diagnostics, Inc.	7,710	$642,012

		3,420,637

Home Builders — 3.4%
D.R. Horton, Inc.	178,280	6,179,185

Insurance — 9.9%
Aflac, Inc.	25,560	1,164,514
Berkshire Hathaway, Inc., Class B*	35,810	7,311,686
Fidelity National Financial, Inc.	82,914	2,606,816
Reinsurance Group of America, Inc.	21,880	3,068,232
The Allstate Corp.	43,940	3,630,762

		17,782,010

Internet — 1.5%
Expedia Group, Inc.	14,260	1,606,389
F5 Networks, Inc.*	6,500	1,053,195

		2,659,584

Media — 6.1%
Comcast Corp., Class A	146,118	4,975,318
Discovery, Inc., Class A*	47,900	1,185,046
The Walt Disney Co.	43,990	4,823,503

		10,983,867

Miscellaneous Manufacturing — 1.8%
Crane Co.	30,240	2,182,723
Parker-Hannifin Corp.	7,070	1,054,420

		3,237,143

Oil & Gas — 9.0%
Apache Corp.	35,380	928,725
ConocoPhillips	46,520	2,900,522
Exxon Mobil Corp.	34,300	2,338,917
Murphy USA, Inc.*	18,990	1,455,394
Noble Energy, Inc.	126,510	2,373,328
Phillips 66	70,770	6,096,835

		16,093,721

Oil & Gas Services — 0.8%
Dril-Quip, Inc.*	27,340	821,020
National Oilwell Varco, Inc.	22,940	589,558

		1,410,578

Pharmaceuticals — 9.4%
Cigna Corp.	26,650	5,061,368
Eli Lilly & Co.	26,249	3,037,535
Pfizer, Inc.	89,057	3,887,338
Roche Holding AG ADR	156,240	4,855,939

		16,842,180

Real Estate — 1.9%
CBRE Group, Inc., Class A*	87,132	3,488,765

Retail — 4.7%
CVS Health Corp.	18,070	1,183,946
Walgreens Boots Alliance, Inc.	17,260	1,179,376
Walmart, Inc.	64,360	5,995,134

		8,358,456

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Semiconductors — 1.0%
QUALCOMM, Inc.	13,040	$742,106
Skyworks Solutions, Inc.	16,040	1,075,001

		1,817,107

Software — 0.9%
Akamai Technologies, Inc.*	25,090	1,532,497

Telecommunications — 6.4%
Cisco Systems, Inc.	81,810	3,544,827
Verizon Communications, Inc.	141,847	7,974,639

		11,519,466

Transportation — 2.5%
Kansas City Southern	11,260	1,074,767
Knight-Swift Transportation Holdings, Inc.	40,000	1,002,800
Norfolk Southern Corp.	9,595	1,434,836
Saia, Inc.*	18,975	1,059,185

		4,571,588

TOTAL COMMON STOCKS (Cost $175,536,084)		164,190,109

REAL ESTATE INVESTMENT TRUSTS — 2.0%

Strip Centers — 2.0%

Regency Centers Corp. (Cost $3,997,342)	62,200	3,649,896

SHORT-TERM INVESTMENTS — 6.2%
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares (Cost $11,052,202)	11,052,202	11,052,202

TOTAL INVESTMENTS — 99.7% (Cost $190,585,628)		178,892,207

Other Assets & Liabilities — 0.3%		548,384

TOTAL NET ASSETS — 100.0%		$179,440,591

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$164,190,109	$164,190,109	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,649,896	3,649,896	—	—
SHORT-TERM INVESTMENTS	11,052,202	11,052,202	—	—

TOTAL INVESTMENTS	$178,892,207	$178,892,207	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Banks — 12.6%
Bank of America Corp.	240,482	$5,925,476
Credit Suisse Group AG ADR*	100,038	1,086,413
JPMorgan Chase & Co.	31,946	3,118,569
KeyCorp	113,976	1,684,565
Northern Trust Corp.	28,239	2,360,498
The PNC Financial Services Group, Inc.	41,491	4,850,713
U.S. Bancorp	68,322	3,122,315

		22,148,549

Beverages — 2.1%
Constellation Brands, Inc., Class A	10,149	1,632,162
PepsiCo, Inc.	19,289	2,131,049

		3,763,211

Biotechnology — 1.2%
Gilead Sciences, Inc.	34,844	2,179,492

Chemicals — 2.2%
DowDuPont, Inc.	71,802	3,839,971

Commercial Services — 0.5%
S&P Global, Inc.	5,246	891,505

Computers — 2.2%
Apple, Inc.	8,342	1,315,867
Leidos Holdings, Inc.	47,130	2,484,694

		3,800,561

Cosmetics & Personal Care — 2.9%
The Procter & Gamble Co.	56,419	5,186,034

Diversified Financial Services — 4.2%
Ally Financial, Inc.	43,157	977,938
American Express Co.	24,225	2,309,127
Discover Financial Services	35,624	2,101,103
Raymond James Financial, Inc.	26,770	1,991,956

		7,380,124

Electric — 5.7%
CMS Energy Corp.	51,844	2,574,055
Edison International	56,811	3,225,160
NextEra Energy, Inc.	24,229	4,211,485

		10,010,700

Electronics — 1.6%
FLIR Systems, Inc.	63,237	2,753,339

Engineering & Construction — 1.5%
Fluor Corp.	82,992	2,672,342

Food — 2.0%
Mondelez International, Inc., Class A	87,978	3,521,759

Gas — 1.3%
Sempra Energy	21,699	2,347,615

Hand & Machine Tools — 1.1%
Stanley Black & Decker, Inc.	15,531	1,859,682

	Number of Shares	Value†

Healthcare Products — 2.5%
Baxter International, Inc.	45,810	$3,015,214
Boston Scientific Corp.*	38,378	1,356,279

		4,371,493

Healthcare Services — 2.3%
Anthem, Inc.	12,207	3,205,924
WellCare Health Plans, Inc.*	3,875	914,849

		4,120,773

Home Builders — 0.8%
D.R. Horton, Inc.	40,809	1,414,440

Insurance — 3.8%
American Financial Group, Inc.	9,910	897,152
American International Group, Inc.	47,900	1,887,739
Berkshire Hathaway, Inc., Class B*	7,925	1,618,127
The Progressive Corp.	36,561	2,205,725

		6,608,743

Lodging — 0.8%
Marriott International, Inc., Class A	12,168	1,320,958

Machinery - Diversified — 1.5%
Gardner Denver Holdings, Inc.*	131,397	2,687,069

Media — 2.5%
The Walt Disney Co.	23,331	2,558,244
Twenty-First Century Fox, Inc., Class A	39,141	1,883,465

		4,441,709

Miscellaneous Manufacturing — 4.2%
Hexcel Corp.	40,238	2,307,247
Parker-Hannifin Corp.	18,702	2,789,216
Textron, Inc.	50,568	2,325,623

		7,422,086

Oil & Gas — 8.4%
ConocoPhillips	61,059	3,807,029
EOG Resources, Inc.	34,368	2,997,233
Exxon Mobil Corp.	74,615	5,087,997
Phillips 66	33,905	2,920,916

		14,813,175

Oil & Gas Services — 1.5%
Halliburton Co.	84,753	2,252,735
Oceaneering International, Inc.*	28,855	349,145

		2,601,880

Packaging and Containers — 2.3%
Ball Corp.	53,705	2,469,356
Packaging Corp. of America	19,416	1,620,459

		4,089,815

Pharmaceuticals — 10.5%
Abbott Laboratories	25,275	1,828,141
GlaxoSmithKline PLC ADR	77,141	2,947,558
Johnson & Johnson	55,417	7,151,564
Merck & Co., Inc.	86,196	6,586,236

		18,513,499

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 4.6%
Tapestry, Inc.	46,718	$1,576,732
The Home Depot, Inc.	9,473	1,627,651
The TJX Cos., Inc.	38,188	1,708,531
Tiffany & Co.	20,831	1,677,104
Tractor Supply Co.	18,657	1,556,740

		8,146,758

Savings & Loans — 0.7%
Sterling Bancorp	70,160	1,158,342

Semiconductors — 4.3%
NXP Semiconductors N.V.	34,648	2,539,005
QUALCOMM, Inc.	87,371	4,972,284

		7,511,289

Telecommunications — 3.9%
Verizon Communications, Inc.	122,001	6,858,896

TOTAL COMMON STOCKS (Cost $177,344,616)		168,435,809

REAL ESTATE INVESTMENT TRUSTS — 3.9%

Apartments — 2.7%
AvalonBay Communities, Inc.	17,770	3,092,868
Invitation Homes, Inc.	85,969	1,726,258

		4,819,126

Office Property — 1.2%
Boston Properties, Inc.	18,847	2,121,230

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,220,768)		6,940,356

TOTAL INVESTMENTS — 99.6% (Cost $184,565,384)		175,376,165

Other Assets & Liabilities — 0.4%		695,819

TOTAL NET ASSETS — 100.0%		$176,071,984

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$168,435,809	$168,435,809	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,940,356	6,940,356	—	—

TOTAL INVESTMENTS	$175,376,165	$175,376,165	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Advertising — 0.1%
Omnicom Group, Inc.	4,551	$333,315
The Interpublic Group of Cos., Inc.	7,882	162,606

		495,921

Aerospace & Defense — 2.4%
Arconic, Inc.	7,949	134,020
General Dynamics Corp.	5,377	845,318
Harris Corp.	2,337	314,677
L3 Technologies, Inc.	1,600	277,856
Lockheed Martin Corp.	4,859	1,272,281
Northrop Grumman Corp.	3,360	822,864
Raytheon Co.	5,579	855,540
The Boeing Co.	10,295	3,320,137
TransDigm Group, Inc.*	931	316,596
United Technologies Corp.	15,914	1,694,523

		9,853,812

Agriculture — 1.0%
Altria Group, Inc.	36,554	1,805,402
Archer-Daniels-Midland Co.	10,735	439,813
Philip Morris International, Inc.	30,198	2,016,019

		4,261,234

Airlines — 0.4%
Alaska Air Group, Inc.	2,542	154,681
American Airlines Group, Inc.	7,921	254,343
Delta Air Lines, Inc.	12,007	599,149
Southwest Airlines Co.	9,721	451,832
United Continental Holdings, Inc.*	4,556	381,474

		1,841,479

Apparel — 0.7%
Capri Holdings Ltd.*	3,128	118,614
Hanesbrands, Inc.	7,600	95,228
NIKE, Inc., Class B	24,759	1,835,632
PVH Corp.	1,500	139,425
Ralph Lauren Corp.	1,060	109,668
Under Armour, Inc., Class A*	3,900	68,913
Under Armour, Inc., Class C*	3,927	63,500
VF Corp.	6,301	449,513

		2,880,493

Auto Manufacturers — 0.5%
Ford Motor Co.	77,192	590,519
General Motors Co.	25,780	862,341
PACCAR, Inc.	7,018	401,008

		1,853,868

Auto Parts & Equipment — 0.1%
Aptiv PLC	5,181	318,994
BorgWarner, Inc.	3,768	130,900
The Goodyear Tire & Rubber Co.	5,070	103,479

		553,373

Banks — 6.5%
Bank of America Corp.	178,011	4,386,191
BB&T Corp.	14,869	644,125
Citigroup, Inc.	47,566	2,476,286

	Number of Shares	Value†

Banks — (continued)
Citizens Financial Group, Inc.	8,863	$263,497
Comerica, Inc.	3,037	208,612
Fifth Third Bancorp	13,243	311,608
First Republic Bank	3,200	278,080
Huntington Bancshares, Inc.	20,019	238,626
JPMorgan Chase & Co.	64,896	6,335,147
KeyCorp	19,650	290,427
M&T Bank Corp.	2,685	384,304
Morgan Stanley	25,336	1,004,572
Northern Trust Corp.	4,246	354,923
Regions Financial Corp.	19,761	264,402
State Street Corp.	7,394	466,340
SunTrust Banks, Inc.	8,615	434,541
SVB Financial Group*	1,100	208,912
The Bank of New York Mellon Corp.	17,597	828,291
The Goldman Sachs Group, Inc.	6,711	1,121,073
The PNC Financial Services Group, Inc.	8,945	1,045,760
U.S. Bancorp	29,508	1,348,516
Wells Fargo & Co.	82,605	3,806,438
Zions Bancorp NA	3,904	159,049

		26,859,720

Beverages — 1.9%
Brown-Forman Corp., Class B	3,179	151,257
Constellation Brands, Inc., Class A	3,265	525,077
Molson Coors Brewing Co., Class B	3,554	199,592
Monster Beverage Corp.*	7,926	390,118
PepsiCo, Inc.	27,508	3,039,084
The Coca-Cola Co.	74,685	3,536,335

		7,841,463

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	4,268	415,533
Amgen, Inc.	12,407	2,415,271
Biogen, Inc.*	3,948	1,188,032
Celgene Corp.*	13,538	867,650
Gilead Sciences, Inc.	25,099	1,569,942
Illumina, Inc.*	2,846	853,601
Incyte Corp.*	3,321	211,182
Regeneron Pharmaceuticals, Inc.*	1,537	574,070
Vertex Pharmaceuticals, Inc.*	4,993	827,390

		8,922,671

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	2,768	105,156
Johnson Controls International PLC	18,451	547,072
Martin Marietta Materials, Inc.	1,292	222,056
Masco Corp.	6,134	179,358
Vulcan Materials Co.	2,641	260,931

		1,314,573

Chemicals — 1.9%
Air Products & Chemicals, Inc.	4,272	683,734
Albemarle Corp.	2,152	165,855
Celanese Corp.	2,600	233,922
CF Industries Holdings, Inc.	4,309	187,485
DowDuPont, Inc.	44,671	2,389,005

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Eastman Chemical Co.	2,620	$191,548
FMC Corp.	2,800	207,088
International Flavors & Fragrances, Inc.	1,980	265,855
Linde PLC	10,736	1,675,245
LyondellBasell Industries N.V., Class A	6,195	515,176
PPG Industries, Inc.	4,774	488,046
The Mosaic Co.	6,834	199,621
The Sherwin-Williams Co.	1,599	629,142

		7,831,722

Commercial Services — 2.1%
Allegion PLC	1,966	156,710
Alliance Data Systems Corp.	1,000	150,080
Automatic Data Processing, Inc.	8,581	1,125,141
Cintas Corp.	1,668	280,207
Ecolab, Inc.	4,911	723,636
Equifax, Inc.	2,264	210,846
FleetCor Technologies, Inc.*	1,795	333,367
Gartner, Inc.*	1,800	230,112
Global Payments, Inc.	3,078	317,434
H&R Block, Inc.	4,166	105,691
IHS Markit Ltd.*	7,000	335,790
Moody’s Corp.	3,338	467,454
Paychex, Inc.	6,376	415,396
PayPal Holdings, Inc.*	22,928	1,928,016
Quanta Services, Inc.	2,677	80,578
Robert Half International, Inc.	2,394	136,937
Rollins, Inc.	3,000	108,300
S&P Global, Inc.	4,845	823,359
The Western Union Co.	8,445	144,072
Total System Services, Inc.	3,177	258,258
United Rentals, Inc.*	1,505	154,308
Verisk Analytics, Inc.*	3,094	337,370

		8,823,062

Computers — 4.9%
Accenture PLC, Class A	12,401	1,748,665
Apple, Inc.	87,874	13,861,245
Cognizant Technology Solutions Corp., Class A	11,450	726,846
DXC Technology Co.	5,669	301,421
Fortinet, Inc.*	2,900	204,247
Hewlett Packard Enterprise Co.	27,129	358,374
HP, Inc.	30,531	624,664
International Business Machines Corp.	17,687	2,010,481
NetApp, Inc.	4,787	285,640
Seagate Technology PLC	5,158	199,047
Western Digital Corp.	5,783	213,798

		20,534,428

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	16,992	1,011,364
Coty, Inc., Class A	9,763	64,045
The Estee Lauder Cos., Inc., Class A	4,226	549,803
The Procter & Gamble Co.	48,594	4,466,760

		6,091,972

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Fastenal Co.	5,800	$303,282
Genuine Parts Co.	2,777	266,647
LKQ Corp.*	6,400	151,872
W.W. Grainger, Inc.	902	254,689

		976,490

Diversified Financial Services — 4.0%
Affiliated Managers Group, Inc.	1,047	102,020
American Express Co.	13,605	1,296,829
Ameriprise Financial, Inc.	2,646	276,163
BlackRock, Inc.	2,351	923,520
Capital One Financial Corp.	9,146	691,346
Cboe Global Markets, Inc.	2,300	225,009
CME Group, Inc.	6,987	1,314,394
Discover Financial Services	6,425	378,946
E*TRADE Financial Corp.	4,776	209,571
Franklin Resources, Inc.	5,827	172,829
Intercontinental Exchange, Inc.	11,000	828,630
Invesco Ltd.	8,067	135,042
Jefferies Financial Group, Inc.	5,017	87,095
Mastercard, Inc., Class A	17,712	3,341,369
Nasdaq, Inc.	2,199	179,372
Raymond James Financial, Inc.	2,553	189,969
Synchrony Financial	12,566	294,798
T. Rowe Price Group, Inc.	4,705	434,366
The Charles Schwab Corp.	23,279	966,777
Visa, Inc., Class A	34,275	4,522,243

		16,570,288

Electric — 3.0%
AES Corp.	12,844	185,724
Alliant Energy Corp.	4,717	199,293
Ameren Corp.	4,650	303,320
American Electric Power Co., Inc.	9,620	718,999
CMS Energy Corp.	5,427	269,451
Consolidated Edison, Inc.	5,982	457,384
Dominion Resources, Inc.	12,790	913,973
DTE Energy Co.	3,514	387,594
Duke Energy Corp.	14,041	1,211,738
Edison International	6,437	365,428
Entergy Corp.	3,568	307,098
Evergy, Inc.	5,005	284,134
Eversource Energy	6,055	393,817
Exelon Corp.	19,073	860,192
FirstEnergy Corp.	9,256	347,563
NextEra Energy, Inc.	9,259	1,609,399
NRG Energy, Inc.	5,461	216,256
PG&E Corp.*	10,450	248,188
Pinnacle West Capital Corp.	2,115	180,198
PPL Corp.	13,998	396,563
Public Service Enterprise Group, Inc.	9,817	510,975
SCANA Corp.	2,645	126,378
The Southern Co.	20,041	880,201
WEC Energy Group, Inc.	6,350	439,801
Xcel Energy, Inc.	10,163	500,731

		12,314,398

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,700	$318,190
Emerson Electric Co.	12,075	721,481

		1,039,671

Electronics — 1.2%
Agilent Technologies, Inc.	6,344	427,966
Amphenol Corp., Class A	5,786	468,782
FLIR Systems, Inc.	2,637	114,815
Fortive Corp.	5,620	380,249
Garmin Ltd.	2,400	151,968
Honeywell International, Inc.	14,404	1,903,056
Keysight Technologies, Inc.*	3,700	229,696
Mettler-Toledo International, Inc.*	474	268,085
PerkinElmer, Inc.	2,270	178,309
TE Connectivity Ltd.	6,758	511,108
Waters Corp.*	1,542	290,898

		4,924,932

Engineering & Construction — 0.1%
Fluor Corp.	2,770	89,194
Jacobs Engineering Group, Inc.	2,268	132,587

		221,781

Environmental Control — 0.2%
Republic Services, Inc.	4,226	304,652
Waste Management, Inc.	7,558	672,587

		977,239

Food — 1.3%
Campbell Soup Co.	4,016	132,488
Conagra Brands, Inc.	9,483	202,557
General Mills, Inc.	11,892	463,074
Hormel Foods Corp.	5,600	239,008
Kellogg Co.	4,799	273,591
Lamb Weston Holdings, Inc.	2,900	213,324
McCormick & Co., Inc.	2,419	336,822
Mondelez International, Inc., Class A	28,151	1,126,885
Sysco Corp.	9,305	583,051
The Hershey Co.	2,755	295,281
The J.M. Smucker Co.	2,231	208,576
The Kraft Heinz Co.	12,139	522,463
The Kroger Co.	15,301	420,777
Tyson Foods, Inc., Class A	5,856	312,710

		5,330,607

Forest Products & Paper — 0.1%
International Paper Co.	7,960	321,266

Gas — 0.2%
CenterPoint Energy, Inc.	9,796	276,541
NiSource, Inc.	6,493	164,597
Sempra Energy	5,262	569,296

		1,010,434

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,093	158,802

	Number of Shares	Value†

Hand & Machine Tools — (continued)
Stanley Black & Decker, Inc.	3,048	$364,967

		523,769

Healthcare Products — 2.9%
ABIOMED, Inc.*	843	274,009
Align Technology, Inc.*	1,381	289,223
Baxter International, Inc.	9,542	628,054
Becton Dickinson & Co.	5,195	1,170,537
Boston Scientific Corp.*	27,353	966,655
DENTSPLY SIRONA, Inc.	4,121	153,342
Edwards Lifesciences Corp.*	4,031	617,428
Henry Schein, Inc.*	3,100	243,412
Hologic, Inc.*	5,358	220,214
IDEXX Laboratories, Inc.*	1,641	305,259
Intuitive Surgical, Inc.*	2,227	1,066,555
Medtronic PLC	26,153	2,378,877
ResMed, Inc.	2,900	330,223
Stryker Corp.	6,074	952,100
The Cooper Cos., Inc.	1,000	254,500
Thermo Fisher Scientific, Inc.	7,912	1,770,626
Varian Medical Systems, Inc.*	1,751	198,406
Zimmer Biomet Holdings, Inc.	3,907	405,234

		12,224,654

Healthcare Services — 2.2%
Anthem, Inc.	5,022	1,318,928
Centene Corp.*	3,933	453,475
DaVita, Inc.*	2,416	124,327
HCA Healthcare, Inc.	5,179	644,526
Humana, Inc.	2,647	758,313
IQVIA Holdings, Inc.*	3,000	348,510
Laboratory Corp. of America Holdings*	1,903	240,463
Quest Diagnostics, Inc.	2,787	232,073
UnitedHealth Group, Inc.	18,766	4,674,986
Universal Health Services, Inc., Class B	1,596	186,030
WellCare Health Plans, Inc.*	1,000	236,090

		9,217,721

Home Builders — 0.1%
D.R. Horton, Inc.	6,876	238,322
Lennar Corp., Class A	5,536	216,735
PulteGroup, Inc.	5,063	131,587

		586,644

Home Furnishings — 0.0%
Whirlpool Corp.	1,260	134,656

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,601	143,818
Church & Dwight Co., Inc.	4,777	314,136
Kimberly-Clark Corp.	6,693	762,600
The Clorox Co.	2,441	376,256

		1,596,810

Housewares — 0.0%
Newell Brands, Inc.	8,513	158,257

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Insurance — 4.2%
Aflac, Inc.	14,958	$681,486
American International Group, Inc.	17,064	672,492
Aon PLC	4,641	674,616
Arthur J. Gallagher & Co.	3,731	274,975
Assurant, Inc.	1,160	103,750
Berkshire Hathaway, Inc., Class B*	37,972	7,753,123
Brighthouse Financial, Inc.*	2,135	65,075
Chubb Ltd.	8,938	1,154,611
Cincinnati Financial Corp.	2,992	231,641
Everest Re Group Ltd.	800	174,208
Lincoln National Corp.	4,173	214,117
Loews Corp.	5,425	246,946
Marsh & McLennan Cos., Inc.	9,721	775,250
MetLife, Inc.	19,073	783,137
Principal Financial Group, Inc.	5,300	234,101
Prudential Financial, Inc.	7,968	649,790
The Allstate Corp.	6,724	555,604
The Hartford Financial Services Group, Inc.	6,953	309,061
The Progressive Corp.	11,509	694,338
The Travelers Cos., Inc.	5,097	610,366
Torchmark Corp.	2,044	152,339
Unum Group	4,667	137,116
Willis Towers Watson PLC	2,559	388,610

		17,536,752

Internet — 8.7%
Alphabet, Inc., Class A*	5,834	6,096,297
Alphabet, Inc., Class C*	6,004	6,217,802
Amazon.com, Inc.*	8,005	12,023,270
Booking Holdings, Inc.*	901	1,551,900
eBay, Inc.*	17,392	488,193
Expedia Group, Inc.	2,403	270,698
F5 Networks, Inc.*	1,163	188,441
Facebook, Inc., Class A*	46,888	6,146,548
Netflix, Inc.*	8,474	2,268,151
Symantec Corp.	12,738	240,685
TripAdvisor, Inc.*	1,994	107,556
Twitter, Inc.*	14,124	405,924
VeriSign, Inc.*	2,091	310,074

		36,315,539

Iron & Steel — 0.1%
Nucor Corp.	6,375	330,289

Leisure Time — 0.2%
Carnival Corp.	7,676	378,427
Harley-Davidson, Inc.	3,471	118,431
Norwegian Cruise Line Holdings Ltd.*	3,800	161,082
Royal Caribbean Cruises Ltd.	3,270	319,773

		977,713

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,800	416,440
Marriott International, Inc., Class A	5,456	592,304
MGM Resorts International	9,462	229,548

	Number of Shares	Value†

Lodging — (continued)
Wynn Resorts Ltd.	1,730	$171,114

		1,409,406

Machinery - Construction & Mining — 0.4%
Caterpillar, Inc.	11,464	1,456,730

Machinery - Diversified — 0.6%
Cummins, Inc.	2,900	387,556
Deere & Co.	6,218	927,539
Flowserve Corp.	2,800	106,456
Rockwell Automation, Inc.	2,375	357,390
Roper Technologies, Inc.	2,008	535,172
Xylem, Inc.	3,538	236,056

		2,550,169

Media — 2.3%
CBS Corp., Class B	6,399	279,764
Charter Communications, Inc., Class A*	3,417	973,743
Comcast Corp., Class A	88,482	3,012,812
Discovery, Inc., Class A*	3,500	86,590
Discovery, Inc., Class C*	6,876	158,698
DISH Network Corp., Class A*	4,352	108,669
News Corp., Class B	2,500	28,875
News Corp., Class A	7,615	86,430
Nielsen Holdings PLC	6,921	161,467
The Walt Disney Co.	29,013	3,181,276
Twenty-First Century Fox, Inc., Class A	20,483	985,642
Twenty-First Century Fox, Inc., Class B	9,100	434,798
Viacom, Inc., Class B	7,381	189,692

		9,688,456

Mining — 0.2%
Freeport-McMoRan, Inc.	27,196	280,391
Newmont Mining Corp.	10,697	370,651

		651,042

Miscellaneous Manufacturing — 1.8%
3M Co.	11,335	2,159,771
A.O. Smith Corp.	2,818	120,329
Danaher Corp.	11,970	1,234,346
Dover Corp.	2,919	207,103
Eaton Corp. PLC	8,348	573,174
General Electric Co.	170,300	1,289,171
Illinois Tool Works, Inc.	5,899	747,344
Ingersoll-Rand PLC	4,712	429,876
Leggett & Platt, Inc.	2,854	102,287
Parker-Hannifin Corp.	2,645	394,475
Pentair PLC	3,319	125,392
Textron, Inc.	4,577	210,496

		7,593,764

Office & Business Equipment — 0.0%
Xerox Corp.	4,538	89,671

Oil & Gas — 4.4%
Anadarko Petroleum Corp.	9,677	424,240

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Apache Corp.	7,635	$200,419
Cabot Oil & Gas Corp.	8,823	197,194
Chevron Corp.	37,262	4,053,733
Cimarex Energy Co.	1,861	114,731
Concho Resources, Inc.*	3,890	399,853
ConocoPhillips	22,361	1,394,208
Devon Energy Corp.	8,905	200,719
Diamondback Energy, Inc.	3,000	278,100
EOG Resources, Inc.	11,243	980,502
Exxon Mobil Corp.	82,616	5,633,585
Helmerich & Payne, Inc.	2,300	110,262
Hess Corp.	4,866	197,073
HollyFrontier Corp.	3,193	163,226
Marathon Oil Corp.	17,044	244,411
Marathon Petroleum Corp.	13,087	772,264
Newfield Exploration Co.*	4,100	60,106
Noble Energy, Inc.	9,538	178,933
Occidental Petroleum Corp.	14,591	895,595
Phillips 66	8,191	705,655
Pioneer Natural Resources Co.	3,268	429,807
Valero Energy Corp.	8,174	612,805

		18,247,421

Oil & Gas Services — 0.5%
Baker Hughes a GE Co.	10,034	215,731
Halliburton Co.	17,441	463,582
National Oilwell Varco, Inc.	7,802	200,511
Schlumberger Ltd.	26,787	966,475
TechnipFMC PLC	8,262	161,770

		2,008,069

Packaging and Containers — 0.2%
Ball Corp.	6,700	308,066
Packaging Corp. of America	2,000	166,920
Sealed Air Corp.	3,231	112,568
WestRock Co.	5,037	190,197

		777,751

Pharmaceuticals — 6.9%
Abbott Laboratories	34,141	2,469,419
AbbVie, Inc.	29,293	2,700,522
Allergan PLC	6,239	833,905
AmerisourceBergen Corp.	3,104	230,938
Bristol-Myers Squibb Co.	31,732	1,649,429
Cardinal Health, Inc.	6,026	268,760
Cigna Corp.	7,394	1,404,268
Eli Lilly & Co.	18,344	2,122,768
Johnson & Johnson	52,344	6,754,993
McKesson Corp.	3,741	413,268
Merck & Co., Inc.	50,701	3,874,063
Mylan N.V.*	10,456	286,494
Nektar Therapeutics*	3,300	108,471
Perrigo Co. PLC	2,383	92,341
Pfizer, Inc.	112,757	4,921,843
Zoetis, Inc.	9,411	805,017

		28,936,499

	Number of Shares	Value†

Pipelines — 0.4%
Kinder Morgan, Inc.	37,602	$578,319
ONEOK, Inc.	7,989	431,007
The Williams Cos., Inc.	24,149	532,485

		1,541,811

Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,896	236,076

Retail — 5.9%
Advance Auto Parts, Inc.	1,441	226,900
AutoZone, Inc.*	483	404,918
Best Buy Co., Inc.	4,414	233,765
CarMax, Inc.*	3,567	223,758
Chipotle Mexican Grill, Inc.*	500	215,895
Copart, Inc.*	4,200	200,676
Costco Wholesale Corp.	8,613	1,754,554
CVS Health Corp.	25,379	1,662,832
Darden Restaurants, Inc.	2,428	242,460
Dollar General Corp.	5,073	548,290
Dollar Tree, Inc.*	4,729	427,123
Foot Locker, Inc.	2,248	119,594
Kohl’s Corp.	3,093	205,190
L Brands, Inc.	4,435	113,846
Lowe’s Cos., Inc.	15,599	1,440,724
Macy’s, Inc.	6,263	186,512
McDonald’s Corp.	15,018	2,666,746
Nordstrom, Inc.	2,331	108,648
O’Reilly Automotive, Inc.*	1,541	530,613
Ross Stores, Inc.	7,190	598,208
Starbucks Corp.	24,351	1,568,204
Tapestry, Inc.	5,884	198,585
Target Corp.	10,069	665,460
The Gap, Inc.	4,382	112,880
The Home Depot, Inc.	22,023	3,783,992
The TJX Cos., Inc.	23,993	1,073,447
Tiffany & Co.	2,105	169,474
Tractor Supply Co.	2,334	194,749
Ulta Beauty, Inc.*	1,119	273,976
Walgreens Boots Alliance, Inc.	15,598	1,065,811
Walmart, Inc.	27,726	2,582,677
Yum! Brands, Inc.	6,169	567,055

		24,367,562

Savings & Loans — 0.0%
People’s United Financial, Inc.	6,500	93,795

Semiconductors — 3.7%
Advanced Micro Devices, Inc.*	17,000	313,820
Analog Devices, Inc.	7,236	621,066
Applied Materials, Inc.	18,957	620,652
Broadcom, Inc.	8,046	2,045,937
Intel Corp.	89,009	4,177,192
IPG Photonics Corp.*	800	90,632
KLA-Tencor Corp.	2,984	267,038
Lam Research Corp.	2,967	404,016
Maxim Integrated Products, Inc.	5,500	279,675

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Microchip Technology, Inc.	4,518	$324,935
Micron Technology, Inc.*	21,643	686,732
NVIDIA Corp.	11,940	1,593,990
Qorvo, Inc.*	2,470	150,003
QUALCOMM, Inc.	23,772	1,352,865
Skyworks Solutions, Inc.	3,551	237,988
Texas Instruments, Inc.	18,681	1,765,355
Xilinx, Inc.	5,043	429,512

		15,361,408

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	900	171,279

Software — 6.9%
Activision Blizzard, Inc.	14,734	686,162
Adobe, Inc.*	9,502	2,149,732
Akamai Technologies, Inc.*	3,053	186,477
ANSYS, Inc.*	1,669	238,567
Autodesk, Inc.*	4,310	554,309
Broadridge Financial Solutions, Inc.	2,400	231,000
Cadence Design Systems, Inc.*	5,481	238,314
Cerner Corp.*	6,300	330,372
Citrix Systems, Inc.	2,591	265,474
Electronic Arts, Inc.*	6,012	474,407
Fidelity National Information Services, Inc.	6,496	666,165
Fiserv, Inc.*	7,878	578,954
Intuit, Inc.	5,062	996,455
Jack Henry & Associates, Inc.	1,500	189,780
Microsoft Corp.	150,663	15,302,841
MSCI, Inc.	1,765	260,214
Oracle Corp.	49,830	2,249,824
Red Hat, Inc.*	3,523	618,780
salesforce.com, Inc.*	14,870	2,036,744
Synopsys, Inc.*	3,000	252,720
Take-Two Interactive Software, Inc.*	2,300	236,762

		28,744,053

Telecommunications — 3.3%
Arista Networks, Inc.*	1,000	210,700
AT&T, Inc.	141,936	4,050,853
CenturyLink, Inc.	18,914	286,547
Cisco Systems, Inc.	87,665	3,798,525
Corning, Inc.	15,368	464,267
Juniper Networks, Inc.	6,771	182,208
Motorola Solutions, Inc.	3,278	377,101
Verizon Communications, Inc.	80,592	4,530,882

		13,901,083

Textiles — 0.0%
Mohawk Industries, Inc.*	1,308	152,984

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,412	195,975
Mattel, Inc.*	7,481	74,735

		270,710

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	2,589	217,709

	Number of Shares	Value†

Transportation — (continued)
CSX Corp.	15,545	$965,811
Expeditors International of Washington, Inc.	3,482	237,089
FedEx Corp.	4,754	766,963
J.B. Hunt Transport Services, Inc.	1,800	167,472
Kansas City Southern	2,001	190,995
Norfolk Southern Corp.	5,266	787,478
Union Pacific Corp.	14,338	1,981,942
United Parcel Service, Inc., Class B	13,596	1,326,018

		6,641,477

Water — 0.1%
American Water Works Co., Inc.	3,534	320,781

TOTAL COMMON STOCKS (Cost $206,987,722)		398,461,698

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	3,162	138,749
AvalonBay Communities, Inc.	2,750	478,638
Equity Residential	7,144	471,575
Essex Property Trust, Inc.	1,302	319,263
Mid-America Apartment Communities, Inc.	2,300	220,110
UDR, Inc.	5,545	219,693

		1,848,028

Building & Real Estate — 0.1%
Realty Income Corp.	5,700	359,328

Commercial Services — 0.0%
Iron Mountain, Inc.	5,197	168,435

Diversified — 0.9%
American Tower Corp.	8,556	1,353,474
Crown Castle International Corp.	8,111	881,098
Digital Realty Trust, Inc.	3,992	425,347
Duke Realty Corp.	6,867	177,855
SBA Communications Corp.*	2,164	350,330
Vornado Realty Trust	3,570	221,447
Weyerhaeuser Co.	15,073	329,496

		3,739,047

Healthcare — 0.3%
HCP, Inc.	9,163	255,923
Ventas, Inc.	7,153	419,094
Welltower, Inc.	7,444	516,688

		1,191,705

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	14,025	233,797

Industrial — 0.2%
Prologis, Inc.	12,425	729,596

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)

Office Property — 0.2%
Alexandria Real Estate Equities, Inc.	2,000	$230,480
Boston Properties, Inc.	3,063	344,741
SL Green Realty Corp.	1,800	142,344

		717,565

Regional Malls — 0.2%
Simon Property Group, Inc.	5,984	1,005,252
The Macerich Co.	2,223	96,211

		1,101,463

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,596	234,886
Public Storage	2,915	590,025

		824,911

Strip Centers — 0.1%
Federal Realty Investment Trust	1,416	167,145
Kimco Realty Corp.	8,160	119,544
Regency Centers Corp.	3,253	190,886

		477,575

Telecommunications — 0.1%
Equinix, Inc.	1,583	558,102

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,900,107)		11,949,552

	Par (000)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill¤,(a) 2.445%, 06/20/19 (Cost $247,084)	$250	247,134

	Number of Shares
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,971,016)	2,971,016	2,971,016

TOTAL INVESTMENTS — 99.2% (Cost $219,105,929)		413,629,400

Other Assets & Liabilities — 0.8%		3,234,942

TOTAL NET ASSETS — 100.0%		$416,864,342

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.

NA — National Association.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$398,461,698	$398,461,698	$—	$—
REAL ESTATE INVESTMENT TRUSTS	11,949,552	11,949,552	—	—
U.S. TREASURY OBLIGATION	247,134	—	247,134	—
SHORT-TERM INVESTMENTS	2,971,016	2,971,016	—	—

TOTAL INVESTMENTS	$413,629,400	$413,382,266	$247,134	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(214,395)	$(214,395)	$—	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(214,395)	$(214,395)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini S&P 500 Index	3/29/2019	36	50	$2,505	$4,509,360	$—	$(214,395)

Total							$—	$(214,395)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Aerospace & Defense — 2.0%
Harris Corp.	12,237	$1,647,712
Spirit AeroSystems Holdings, Inc., Class A	7,770	560,139

		2,207,851

Apparel — 1.4%
Burberry Group PLC	72,608	1,594,400

Auto Parts & Equipment — 1.4%
BorgWarner, Inc.	45,481	1,580,010

Banks — 2.6%
First Republic Bank	23,126	2,009,649
SVB Financial Group*	4,924	935,166

		2,944,815

Biotechnology — 0.7%
Seattle Genetics, Inc.*	14,589	826,613

Building Materials — 1.1%
Trex Co., Inc.*	20,666	1,226,734

Chemicals — 2.6%
Axalta Coating Systems Ltd.*	69,319	1,623,451
RPM International, Inc.	21,230	1,247,899

		2,871,350

Commercial Services — 8.1%
CoStar Group, Inc.*	9,892	3,336,967
MarketAxess Holdings, Inc.	8,819	1,863,543
Square, Inc., Class A*	35,337	1,982,053
TransUnion	34,634	1,967,211

		9,149,774

Distribution & Wholesale — 2.0%
Fastenal Co.	42,290	2,211,344

Diversified Financial Services — 2.4%
CME Group, Inc.	9,281	1,745,942
Oaktree Capital Group LLC	25,274	1,004,641

		2,750,583

Electrical Components & Equipment — 0.6%
Universal Display Corp.	7,769	726,945

Electronics — 4.9%
Agilent Technologies, Inc.	20,695	1,396,085
Coherent, Inc.*	5,859	619,355
Fortive Corp.	25,751	1,742,313
Keysight Technologies, Inc.*	28,570	1,773,625

		5,531,378

Food — 3.0%
Sprouts Farmers Market, Inc.*	86,000	2,021,860
The Hershey Co.	12,715	1,362,794

		3,384,654

Healthcare Products — 7.3%
ABIOMED, Inc.*	6,848	2,225,874
Edwards Lifesciences Corp.*	16,282	2,493,914
Glaukos Corp.*	21,395	1,201,757

	Number of Shares	Value†

Healthcare Products — (continued)
Intuitive Surgical, Inc.*	4,777	$2,287,801

		8,209,346

Healthcare Services — 1.2%
Laboratory Corp. of America Holdings*	10,213	1,290,515

Household Products & Wares — 0.9%
The Scotts Miracle-Gro Co.	16,641	1,022,756

Internet — 6.8%
GrubHub, Inc.*	26,008	1,997,674
MercadoLibre, Inc.*	7,313	2,141,612
Palo Alto Networks, Inc.*	7,579	1,427,505
Proofpoint, Inc.*	9,684	811,616
Twilio, Inc., Class A*	11,515	1,028,290
Twitter, Inc.*	9,741	279,956

		7,686,653

Machinery — Diversified — 4.4%
IDEX Corp.	15,069	1,902,612
The Middleby Corp.*	16,492	1,694,223
Wabtec Corp.	18,454	1,296,394

		4,893,229

Miscellaneous Manufacturing — 1.5%
A.O. Smith Corp.	38,316	1,636,093

Pharmaceuticals — 6.2%
BioMarin Pharmaceutical, Inc.*	18,832	1,603,545
DexCom, Inc.*	16,202	1,940,999
Zoetis, Inc.	39,433	3,373,099

		6,917,643

Retail — 16.6%
Chipotle Mexican Grill, Inc.*	7,973	3,442,662
Duluth Holdings, Inc., Class B*	22,313	562,957
Dunkin’ Brands Group, Inc.	33,305	2,135,516
Lululemon Athletica, Inc.*	16,585	2,016,902
National Vision Holdings, Inc.*	30,863	869,411
O’Reilly Automotive, Inc.*	6,590	2,269,135
Tiffany & Co.	22,513	1,812,521
Tractor Supply Co.	37,676	3,143,685
Ulta Beauty, Inc.*	10,101	2,473,129

		18,725,918

Semiconductors — 5.9%
Maxim Integrated Products, Inc.	36,517	1,856,890
Microchip Technology, Inc.	26,303	1,891,712
Monolithic Power Systems, Inc.	14,692	1,707,945
Teradyne, Inc.	35,959	1,128,393

		6,584,940

Software — 10.8%
Autodesk, Inc.*	11,798	1,517,341
Cerner Corp.*	19,688	1,032,439
DocuSign, Inc.*	6,858	274,869
Electronic Arts, Inc.*	32,842	2,591,562
Guidewire Software, Inc.*	27,913	2,239,460
Jack Henry & Associates, Inc.	4,382	554,411
ServiceNow, Inc.*	14,250	2,537,212

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Tyler Technologies, Inc.*	6,499	$1,207,644
Veeva Systems, Inc., Class A*	1,922	171,673

		12,126,611

Telecommunications — 1.5%
Arista Networks, Inc.*	8,143	1,715,730

Transportation — 1.8%
Expeditors International of Washington, Inc.	30,495	2,076,404

TOTAL COMMON STOCKS (Cost $90,815,508)		109,892,289

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,343,031)	1,343,031	1,343,031

TOTAL INVESTMENTS — 98.9% (Cost $92,158,539)		111,235,320

Other Assets & Liabilities — 1.1%		1,266,654

TOTAL NET ASSETS — 100.0%		$112,501,974

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018 ††
United States	95%
Argentina	2
Canada	2
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$2,207,851	$2,207,851	$—	$—
Apparel	1,594,400	—	1,594,400	—
Auto Parts & Equipment	1,580,010	1,580,010	—	—
Banks	2,944,815	2,944,815	—	—
Biotechnology	826,613	826,613	—	—
Building Materials	1,226,734	1,226,734	—	—
Chemicals	2,871,350	2,871,350	—	—
Commercial Services	9,149,774	9,149,774	—	—
Distribution & Wholesale	2,211,344	2,211,344	—	—
Diversified Financial Services	2,750,583	2,750,583	—	—
Electrical Components & Equipment	726,945	726,945	—	—
Electronics	5,531,378	5,531,378	—	—
Food	3,384,654	3,384,654	—	—
Healthcare Products	8,209,346	8,209,346	—	—
Healthcare Services	1,290,515	1,290,515	—	—
Household Products & Wares	1,022,756	1,022,756	—	—
Internet	7,686,653	7,686,653	—	—
Machinery - Diversified	4,893,229	4,893,229	—	—
Miscellaneous Manufacturing	1,636,093	1,636,093	—	—
Pharmaceuticals	6,917,643	6,917,643	—	—
Retail	18,725,918	18,725,918	—	—
Semiconductors	6,584,940	6,584,940	—	—
Software	12,126,611	12,126,611	—	—
Telecommunications	1,715,730	1,715,730	—	—
Transportation	2,076,404	2,076,404	—	—

TOTAL COMMON STOCKS	109,892,289	108,297,889	1,594,400	—

SHORT-TERM INVESTMENTS	1,343,031	1,343,031	—	—

TOTAL INVESTMENTS	$111,235,320	$109,640,920	$1,594,400	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.6%
Aerospace & Defense — 9.4%
AerCap Holdings N.V.*	119,000	$4,712,400
Esterline Technologies Corp.*	17,400	2,113,230
General Dynamics Corp.	29,350	4,614,114
Spirit AeroSystems Holdings, Inc., Class A	25,700	1,852,713

		13,292,457

Airlines — 2.1%
American Airlines Group, Inc.	44,900	1,441,739
JetBlue Airways Corp.*	93,900	1,508,034

		2,949,773

Auto Parts & Equipment — 0.9%
Aptiv PLC	21,000	1,292,970

Banks — 9.6%
BankUnited, Inc.	97,000	2,904,180
BB&T Corp.	52,200	2,261,304
Comerica, Inc.	53,400	3,668,046
KeyCorp	180,000	2,660,400
State Street Corp.	32,700	2,062,389

		13,556,319

Beverages — 2.1%
Molson Coors Brewing Co., Class B	54,100	3,038,256

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	26,300	2,560,568

Building Materials — 2.5%
Johnson Controls International PLC	119,829	3,552,930

Chemicals — 3.3%
Ashland Global Holdings, Inc.	33,900	2,405,544
The Chemours Co.	79,200	2,235,024

		4,640,568

Computers — 4.5%
Conduent, Inc.*	168,600	1,792,218
Teradata Corp.*	68,000	2,608,480
Western Digital Corp.	53,923	1,993,533

		6,394,231

Electric — 2.8%
AES Corp.	92,400	1,336,104
Edison International	46,100	2,617,097

		3,953,201

Electronics — 1.6%
Itron, Inc.*	46,800	2,213,172

Entertainment — 3.7%
International Game Technology PLC	189,500	2,772,385
Lions Gate Entertainment Corp., Class A	39,100	629,510
Lions Gate Entertainment Corp., Class B	127,900	1,903,152

		5,305,047

Environmental Control — 2.4%
Covanta Holding Corp.	254,500	3,415,390

	Number of Shares	Value†

Food — 4.7%
The Hain Celestial Group, Inc.*	135,300	$2,145,858
TreeHouse Foods, Inc.*	89,000	4,513,190

		6,659,048

Gas — 1.4%
Vectren Corp.	27,500	1,979,450

Healthcare Products — 2.5%
Zimmer Biomet Holdings, Inc.	34,000	3,526,480

Healthcare Services — 0.5%
Molina Healthcare, Inc.*	6,500	755,430

Home Furnishings — 1.7%
Whirlpool Corp.	22,700	2,425,949

Lodging — 4.3%
MGM Resorts International	81,900	1,986,894
Wyndham Destinations, Inc.	98,300	3,523,072
Wyndham Hotels & Resorts, Inc.	13,200	598,884

		6,108,850

Media — 1.1%
MSG Networks, Inc., Class A*	63,300	1,491,348

Miscellaneous Manufacturing — 3.0%
Hexcel Corp.	29,800	1,708,732
Valmont Industries, Inc.	22,600	2,507,470

		4,216,202

Oil & Gas — 3.8%
Cabot Oil & Gas Corp.	148,400	3,316,740
Devon Energy Corp.	90,700	2,044,378

		5,361,118

Pharmaceuticals — 2.9%
Perrigo Co. PLC	64,700	2,507,125
Teva Pharmaceutical Industries Ltd. ADR*	107,400	1,656,108

		4,163,233

Pipelines — 3.4%
ONEOK, Inc.	50,000	2,697,500
The Williams Cos., Inc.	97,700	2,154,285

		4,851,785

Retail — 4.5%
Best Buy Co., Inc.	26,600	1,408,736
Chico’s FAS, Inc.	363,100	2,040,622
Party City Holdco., Inc.*	298,500	2,979,030

		6,428,388

Semiconductors — 2.9%
Entegris, Inc.	28,400	792,218
ON Semiconductor Corp.*	109,300	1,804,543
Skyworks Solutions, Inc.	22,800	1,528,056

		4,124,817

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.0%
Check Point Software Technologies Ltd.*	13,700	$1,406,305
Nuance Communications, Inc.*	213,788	2,828,415

		4,234,720

Telecommunications — 6.2%
Amdocs Ltd.	27,200	1,593,376
ARRIS International PLC*	101,300	3,096,741
Ciena Corp.*	120,900	4,099,719

		8,789,836

TOTAL COMMON STOCKS (Cost $136,503,767)		131,281,536

REAL ESTATE INVESTMENT TRUSTS — 3.7%

Building & Real Estate — 2.8%
Starwood Property Trust, Inc.	201,900	3,979,449

Diversified — 0.9%
CoreCivic, Inc.	70,200	1,251,666

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,349,128)		5,231,115

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,091,490)	3,091,490	3,091,490

TOTAL INVESTMENTS — 98.5% (Cost $144,944,385)		139,604,141

Other Assets & Liabilities — 1.5%		2,167,263

TOTAL NET ASSETS — 100.0%		$141,771,404

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018 ††
United States	89%
Ireland	4
Netherlands	4
Israel	2
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$131,281,536	$131,281,536	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,231,115	5,231,115	—	—
SHORT-TERM INVESTMENTS	3,091,490	3,091,490

TOTAL INVESTMENTS	$139,604,141	$139,604,141	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.3%
Airlines — 1.3%
Southwest Airlines Co.	21,864	$1,016,239

Auto Manufacturers — 1.5%
Honda Motor Co. Ltd. ADR	26,483	700,475
PACCAR, Inc.	8,657	494,661

		1,195,136

Auto Parts & Equipment — 1.1%
Aptiv PLC	2,656	163,530
BorgWarner, Inc.	19,509	677,743

		841,273

Banks — 13.9%
Bank of Hawaii Corp.	3,117	209,836
BB&T Corp.	39,830	1,725,436
Comerica, Inc.	3,659	251,337
Commerce Bancshares, Inc.	15,181	855,753
First Hawaiian, Inc.	39,912	898,419
M&T Bank Corp.	7,508	1,074,620
Northern Trust Corp.	25,695	2,147,845
Prosperity Bancshares, Inc.	6,837	425,945
State Street Corp.	9,959	628,114
SunTrust Banks, Inc.	16,909	852,890
UMB Financial Corp.	17,838	1,087,583
Westamerica Bancorporation	16,156	899,566

		11,057,344

Beverages — 0.5%
Molson Coors Brewing Co., Class B	7,181	403,285

Building Materials — 1.6%
Johnson Controls International PLC	41,782	1,238,836

Computers — 0.7%
HP, Inc.	27,027	552,972

Distribution & Wholesale — 0.8%
Genuine Parts Co.	6,975	669,740

Diversified Financial Services — 2.9%
Ameriprise Financial, Inc.	10,381	1,083,465
Invesco Ltd.	75,195	1,258,764

		2,342,229

Electric — 7.2%
Ameren Corp.	13,154	858,036
Edison International	9,719	551,748
Eversource Energy	7,858	511,084
NorthWestern Corp.	21,021	1,249,488
Pinnacle West Capital Corp.	11,766	1,002,463
Xcel Energy, Inc.	30,700	1,512,589

		5,685,408

Electrical Components & Equipment — 4.2%
Emerson Electric Co.	11,627	694,713
Hubbell, Inc.	19,746	1,961,568
Schneider Electric S.E.	9,602	651,316

		3,307,597

	Number of Shares	Value†

Electronics — 1.8%
nVent Electric PLC	25,828	$580,097
TE Connectivity Ltd.	10,931	826,711

		1,406,808

Environmental Control — 0.6%
Republic Services, Inc.	7,149	515,371

Food — 5.8%
Conagra Brands, Inc.	38,135	814,564
Kellogg Co.	8,171	465,829
Mondelez International, Inc., Class A	24,482	980,014
Orkla ASA	146,605	1,147,903
Sysco Corp.	12,563	787,198
The J.M. Smucker Co.	4,326	404,438

		4,599,946

Food Service — 0.9%
Sodexo S.A.	7,106	728,760

Gas — 1.5%
Atmos Energy Corp.	6,197	574,586
Spire, Inc.	8,232	609,826

		1,184,412

Healthcare Products — 4.5%
Hologic, Inc.*	12,806	526,327
Siemens Healthineers AG*144A @	9,386	392,210
Zimmer Biomet Holdings, Inc.	25,748	2,670,582

		3,589,119

Healthcare Services — 1.2%
Quest Diagnostics, Inc.	11,191	931,875

Home Builders — 1.8%
PulteGroup, Inc.	35,821	930,988
Thor Industries, Inc.	9,553	496,756

		1,427,744

Household Products & Wares — 1.1%
Kimberly-Clark Corp.	7,559	861,273

Insurance — 5.3%
Aflac, Inc.	11,209	510,682
Arthur J. Gallagher & Co.	4,494	331,208
Brown & Brown, Inc.	16,587	457,138
Chubb Ltd.	9,258	1,195,948
ProAssurance Corp.	10,013	406,127
Reinsurance Group of America, Inc.	5,551	778,417
The Travelers Cos., Inc.	1,975	236,506
Torchmark Corp.	3,613	269,277

		4,185,303

Leisure Time — 0.7%
Carnival Corp.	10,849	534,856

Machinery - Construction & Mining — 0.8%
Atlas Copco AB, B Shares	29,135	638,400

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery - Diversified — 1.3%
Cummins, Inc.	7,500	$1,002,300

Miscellaneous Manufacturing — 2.7%
Eaton Corp. PLC	11,323	777,437
IMI PLC	70,771	852,269
Ingersoll-Rand PLC	2,276	207,639
Textron, Inc.	6,650	305,834

		2,143,179

Oil & Gas — 4.6%
Anadarko Petroleum Corp.	13,014	570,534
Cimarex Energy Co.	10,444	643,873
Devon Energy Corp.	31,908	719,206
EQT Corp.	31,030	586,157
Imperial Oil Ltd.	13,680	346,609
Noble Energy, Inc.	41,601	780,435

		3,646,814

Oil & Gas Services — 2.4%
Baker Hughes a GE Co.	40,374	868,041
Halliburton Co.	21,520	572,002
National Oilwell Varco, Inc.	17,600	452,320

		1,892,363

Packaging and Containers — 4.2%
Graphic Packaging Holding Co.	101,758	1,082,705
Sonoco Products Co.	21,068	1,119,343
WestRock Co.	29,670	1,120,339

		3,322,387

Pharmaceuticals — 2.5%
Cardinal Health, Inc.	25,813	1,151,260
McKesson Corp.	7,929	875,916

		2,027,176

Pipelines — 0.6%
Equitrans Midstream Corp.*	24,824	496,977

Retail — 3.1%
Advance Auto Parts, Inc.	5,157	812,021
MSC Industrial Direct Co., Inc., Class A	14,244	1,095,648
Target Corp.	7,952	525,548

		2,433,217

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	64,095	818,493

Semiconductors — 4.3%
Applied Materials, Inc.	14,950	489,463
Lam Research Corp.	4,655	633,871
Maxim Integrated Products, Inc.	21,424	1,089,410
Microchip Technology, Inc.	11,248	808,956
Teradyne, Inc.	12,825	402,449

		3,424,149

Software — 0.8%
Cerner Corp.*	11,836	620,680

	Number of Shares	Value†

Transportation — 1.1%
Heartland Express, Inc.	46,098	$843,593

TOTAL COMMON STOCKS (Cost $79,473,444)		71,585,254

REAL ESTATE INVESTMENT TRUSTS — 4.4%

Diversified — 2.2%
American Tower Corp.	1,994	315,431
Weyerhaeuser Co.	64,150	1,402,319

		1,717,750

Hotels & Resorts — 1.0%
MGM Growth Properties LLC, Class A	29,588	781,419

Office Property — 1.2%
Empire State Realty Trust, Inc., Class A	22,654	322,367
Piedmont Office Realty Trust, Inc., Class A	38,134	649,803

		972,170

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,009,427)		3,471,339

EXCHANGE TRADED FUNDS — 1.8%

Investment Companies — 1.8%
iShares Russell Mid-Cap Value ETF (Cost $1,625,158)	18,610	1,420,873

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,252,792)	2,252,792	2,252,792

TOTAL INVESTMENTS — 99.3% (Cost $87,360,821)		78,730,258

Other Assets & Liabilities — 0.7%		561,872

TOTAL NET ASSETS — 100.0%		$79,292,130

144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $392,210, which represents 0.5% of the Fund’s net assets.

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

ETF — Exchange-Traded Fund.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Core Value Fund

Country Weightings as of 12/31/2018 ††
United States	88%
France	2
Ireland	2
Switzerland	2
United Kingdom	2
Japan	1
Norway	1
Other	2

Total	100%

††	% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Airlines	$1,016,239	$1,016,239	$—	$—
Auto Manufacturers	1,195,136	1,195,136	—	—
Auto Parts & Equipment	841,273	841,273	—	—
Banks	11,057,344	11,057,344	—	—
Beverages	403,285	403,285	—	—
Building Materials	1,238,836	1,238,836	—	—
Computers	552,972	552,972	—	—
Distribution & Wholesale	669,740	669,740	—	—
Diversified Financial Services	2,342,229	2,342,229	—	—
Electric	5,685,408	5,685,408	—	—
Electrical Components & Equipment	3,307,597	2,656,281	651,316	—
Electronics	1,406,808	1,406,808	—	—
Environmental Control	515,371	515,371	—	—
Food	4,599,946	3,452,043	1,147,903	—
Food Service	728,760	—	728,760	—
Gas	1,184,412	1,184,412	—	—
Healthcare Products	3,589,119	3,196,909	392,210	—
Healthcare Services	931,875	931,875	—	—
Home Builders	1,427,744	1,427,744	—	—
Household Products & Wares	861,273	861,273	—	—
Insurance	4,185,303	4,185,303	—	—
Leisure Time	534,856	534,856	—	—
Machinery - Construction & Mining	638,400	—	638,400	—
Machinery - Diversified	1,002,300	1,002,300	—	—
Miscellaneous Manufacturing	2,143,179	1,290,910	852,269	—
Oil & Gas	3,646,814	3,646,814	—	—
Oil & Gas Services	1,892,363	1,892,363	—	—
Packaging and Containers	3,322,387	3,322,387	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Pharmaceuticals	$2,027,176	$2,027,176	$—	$—
Pipelines	496,977	496,977	—	—
Retail	2,433,217	2,433,217	—	—
Savings & Loans	818,493	818,493	—	—
Semiconductors	3,424,149	3,424,149	—	—
Software	620,680	620,680	—	—
Transportation	843,593	843,593	—	—

TOTAL COMMON STOCKS	71,585,254	67,174,396	4,410,858	—

REAL ESTATE INVESTMENT TRUSTS	3,471,339	3,471,339	—	—
EXCHANGE TRADED FUNDS	1,420,873	1,420,873	—	—
SHORT-TERM INVESTMENTS	2,252,792	2,252,792	—	—

TOTAL INVESTMENTS	$78,730,258	$74,319,400	$4,410,858	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$5,871	$—	$5,871	$—

TOTAL ASSETS -OTHER FINANCIAL INSTRUMENTS	$5,871	$—	$5,871	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(44,388)	$—	$(44,388)	$—

TOTAL LIABILITIES -OTHER FINANCIAL INSTRUMENTS	$(44,388)	$—	$(44,388)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Mid Core Value Fund

Open forward foreign currency contracts held by Mid Core Value Fund at December 31, 2018 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Sell	Canadian Dollar	Morgan Stanley	03/29/2019	(422,096)	1.36243	$(314,901)	$(309,810)	$5,091	$—
Buy	Canadian Dollar	Morgan Stanley	03/29/2019	18,140	1.36243	13,361	13,314	—	(47)
Sell	Euro	Credit Suisse	03/29/2019	(1,306,032)	0.86626	(1,502,774)	(1,507,668)	—	(4,894)
Sell	Japanese Yen	Bank of America	03/29/2019	(47,550,508)	108.80507	(425,798)	(437,025)	—	(11,227)
Buy	Japanese Yen	Bank of America	03/29/2019	1,741,343	108.80504	15,884	16,004	120	—
Sell	Norwegian Krone	Goldman Sachs	03/29/2019	(8,706,415)	8.61296	(999,588)	(1,010,850)	—	(11,262)
Buy	Norwegian Krone	Goldman Sachs	03/29/2019	369,723	8.61296	42,565	42,926	361	—
Sell	Pound Sterling	JP Morgan	03/29/2019	(556,437)	0.78118	(707,513)	(712,299)	—	(4,786)
Sell	Swedish Krona	Goldman Sachs	03/29/2019	(4,841,013)	8.79979	(537,956)	(550,128)	—	(12,172)
Buy	Swedish Krona	Goldman Sachs	03/29/2019	126,796	8.79979	14,110	14,409	299	—

	Total							$5,871	$(44,388)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 94.9%
Aerospace & Defense — 0.9%
HEICO Corp., Class A	8,859	$558,117

Apparel — 0.8%
Canada Goose Holdings, Inc.*	2,753	120,361
Carter’s, Inc.	4,527	369,494

		489,855

Banks — 4.5%
Amalgamated Bank, Class A	22,657	441,812
Eagle Bancorp, Inc.*	22,389	1,090,568
First Republic Bank	3,067	266,522
Glacier Bancorp, Inc.	11,441	453,292
Signature Bank	4,250	436,943

		2,689,137

Beverages — 1.3%
MGP Ingredients, Inc.	13,562	773,712

Biotechnology — 7.4%
ACADIA Pharmaceuticals, Inc.*	25,404	410,783
Alder Biopharmaceuticals, Inc.*	34,428	352,887
Amarin Corp. PLC ADR*	16,282	221,598
Bluebird Bio, Inc.*	4,570	453,344
ElectroCore, Inc.*	16,582	103,803
Evelo Biosciences, Inc.*	8,449	109,921
Exact Sciences Corp.*	7,400	466,940
Exelixis, Inc.*	25,992	511,263
Guardant Health, Inc.*	6,692	251,552
Incyte Corp.*	5,006	318,332
Rigel Pharmaceuticals, Inc.*	59,335	136,471
Sage Therapeutics, Inc.*	1,496	143,302
Spark Therapeutics, Inc.*	7,875	308,227
Synthorx, Inc.*	15,835	275,212
UNITY Biotechnology, Inc.*	13,902	226,047
Y-mAbs Therapeutics, Inc.*	7,036	143,112

		4,432,794

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.	8,976	340,998
Summit Materials, Inc., Class A*	21,764	269,874

		610,872

Chemicals — 1.1%
Ashland Global Holdings, Inc.	9,325	661,702

Commercial Services — 9.4%
Bright Horizons Family Solutions, Inc.*	10,013	1,115,949
Euronet Worldwide, Inc.*	4,264	436,549
Gartner, Inc.*	2,475	316,404
Global Payments, Inc.	10,779	1,111,638
Green Dot Corp., Class A*	6,100	485,072
Healthcare Services Group, Inc.	12,818	515,027
HealthEquity, Inc.*	10,062	600,198
Rollins, Inc.	4,592	165,771
Total System Services, Inc.	11,020	895,816

		5,642,424

	Number of Shares	Value†

Computers — 0.7%
ForeScout Technologies, Inc.*	17,096	$444,325

Distribution & Wholesale — 0.6%
SiteOne Landscape Supply, Inc.*	6,332	349,970

Diversified Financial Services — 3.9%
Affiliated Managers Group, Inc.	3,703	360,820
Cboe Global Markets, Inc.	6,762	661,526
Lazard Ltd., Class A	24,836	916,697
SLM Corp.*	48,428	402,437

		2,341,480

Electronics — 3.1%
Badger Meter, Inc.	10,391	511,341
Keysight Technologies, Inc.*	4,957	307,731
PerkinElmer, Inc.	5,622	441,608
Sensata Technologies Holding PLC*	13,381	600,004

		1,860,684

Entertainment — 1.3%
Vail Resorts, Inc.	3,734	787,202

Environmental Control — 0.6%
Evoqua Water Technologies Corp.*	14,897	143,011
U.S. Ecology, Inc.	3,035	191,145

		334,156

Healthcare Products — 6.2%
ABIOMED, Inc.*	798	259,382
Axonics Modulation Technologies, Inc.*	11,227	169,640
IDEXX Laboratories, Inc.*	1,536	285,727
SI-BONE, Inc.*	6,926	144,684
Tandem Diabetes Care, Inc.*	4,188	159,018
Teleflex, Inc.	5,382	1,391,140
The Cooper Cos., Inc.	2,062	524,779
West Pharmaceutical Services, Inc.	7,973	781,593

		3,715,963

Healthcare Services — 1.6%
Acadia Healthcare Co., Inc.*	13,441	345,568
Medpace Holdings, Inc.*	6,613	350,026
Teladoc Health, Inc.*	5,514	273,329

		968,923

Home Builders — 1.0%
M/I Homes, Inc.*	18,794	395,050
Winnebago Industries, Inc.	7,156	173,247

		568,297

Household Products & Wares — 1.5%
Avery Dennison Corp.	9,739	874,854

Internet — 6.4%
Farfetch Ltd., Class A*	5,442	96,378
GoDaddy, Inc., Class A*	25,093	1,646,603
GrubHub, Inc.*	2,824	216,911
IAC/InterActive Corp.*	4,265	780,666
Proofpoint, Inc.*	1,806	151,361
Upwork, Inc.*	8,420	152,486

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Wix.com Ltd.*	3,565	$322,062
Zendesk, Inc.*	8,485	495,269

		3,861,736

Lodging — 1.5%
Choice Hotels International, Inc.	12,375	885,802

Machinery — Diversified — 4.0%
Cognex Corp.	18,378	710,677
IDEX Corp.	4,090	516,403
Welbilt, Inc.*	37,406	415,581
Xylem, Inc.	11,340	756,605

		2,399,266

Metal Fabricate/Hardware — 1.0%
Mueller Water Products, Inc., Class A	16,583	150,905
RBC Bearings, Inc.*	3,325	435,908

		586,813

Miscellaneous Manufacturing — 1.3%
John Bean Technologies Corp.	10,604	761,473

Oil & Gas — 0.8%
Centennial Resource Development, Inc., Class A*	12,020	132,460
Diamondback Energy, Inc.	2,010	186,327
Parsley Energy, Inc., Class A*	8,679	138,691

		457,478

Pharmaceuticals — 7.2%
Agios Pharmaceuticals, Inc.*	8,109	373,906
Alkermes PLC*	18,087	533,747
Aratana Therapeutics, Inc.*	8,627	52,883
BioSpecifics Technologies Corp.*	2,943	178,346
DexCom, Inc.*	3,021	361,916
Elanco Animal Health, Inc.*	12,597	397,183
GW Pharmaceuticals PLC ADR*	2,202	214,453
Heska Corp.*	1,786	153,775
Marinus Pharmaceuticals, Inc.*	56,085	160,964
Moderna, Inc.*	17,063	260,552
Neogen Corp.*	6,889	392,673
Neurocrine Biosciences, Inc.*	1,599	114,185
PRA Health Sciences, Inc.*	4,723	434,327
Proteostasis Therapeutics, Inc.*	34,356	111,313
Sarepta Therapeutics, Inc.*	5,353	584,173

		4,324,396

Real Estate — 0.4%
HFF, Inc., Class A	6,387	211,793

Retail — 5.6%
Burlington Stores, Inc.*	3,940	640,920
Domino’s Pizza, Inc.	2,232	553,513
Dunkin’ Brands Group, Inc.	15,549	997,002
Five Below, Inc.*	6,068	620,878
Wingstop, Inc.	8,357	536,436

		3,348,749

	Number of Shares	Value†

Semiconductors — 2.8%
Advanced Micro Devices, Inc.*	24,287	$448,338
Marvell Technology Group Ltd.	52,620	851,918
MKS Instruments, Inc.	6,201	400,646

		1,700,902

Software — 14.0%
Black Knight Inc.*	50,330	2,267,870
Cadence Design Systems, Inc.*	22,939	997,388
Coupa Software, Inc.*	6,043	379,863
InterXion Holding N.V.*	14,939	809,096
MSCI, Inc.	2,033	299,725
PTC, Inc.*	12,507	1,036,830
Splunk, Inc.*	4,428	464,276
Tableau Software, Inc., Class A*	3,599	431,880
Take-Two Interactive Software, Inc.*	4,940	508,524
The Ultimate Software Group, Inc.*	3,531	864,636
Veeva Systems, Inc., Class A*	3,695	330,037

		8,390,125

Telecommunications — 1.1%
Viavi Solutions, Inc.*	51,167	514,228
Zayo Group Holdings, Inc.*	6,597	150,676

		664,904

Transportation — 1.9%
Old Dominion Freight Line, Inc.	9,233	1,140,183

TOTAL COMMON STOCKS (Cost $58,729,135)		56,838,087

REAL ESTATE INVESTMENT TRUSTS — 0.9%

Diversified — 0.9%
SBA Communications Corp.* (Cost $342,499)	3,207	519,181

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares (Cost $1,348,089)	1,348,089	1,348,089

TOTAL INVESTMENTS — 98.0% (Cost $60,419,723)		58,705,357

Other Assets & Liabilities — 2.0%		1,176,307

TOTAL NET ASSETS — 100.0%		$59,881,664

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Growth Fund

Country Weightings as of 12/31/2018††
United States	93%
Bermuda	2
Bangladesh	1
Ireland	1
Israel	1
Netherlands	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$56,838,087	$56,838,087	$—	$—
REAL ESTATE INVESTMENT TRUSTS	519,181	519,181	—	—
SHORT-TERM INVESTMENTS	1,348,089	1,348,089

TOTAL INVESTMENTS	$58,705,357	$58,705,357	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.4%
Aerospace & Defense — 0.4%
AAR Corp.	8,036	$300,064

Airlines — 3.4%
Alaska Air Group, Inc.	18,850	1,147,022
Hawaiian Holdings, Inc.	26,410	697,488
SkyWest, Inc.	21,161	941,030

		2,785,540

Apparel — 0.9%
Skechers U.S.A., Inc., Class A*	30,710	702,952

Auto Manufacturers — 1.1%
Oshkosh Corp.	14,230	872,441

Auto Parts & Equipment — 1.6%
Cooper-Standard Holdings, Inc.*	9,624	597,843
Lear Corp.	5,551	681,996

		1,279,839

Banks — 9.9%
Associated Banc-Corp.	40,200	795,558
BankUnited, Inc.	35,498	1,062,810
Comerica, Inc.	13,065	897,435
Huntington Bancshares, Inc.	45,853	546,568
Synovus Financial Corp.	23,592	754,708
Texas Capital Bancshares, Inc.*	17,022	869,654
Umpqua Holdings Corp.	57,184	909,226
Webster Financial Corp.	16,888	832,409
Zions Bancorp NA	32,603	1,328,246

		7,996,614

Beverages — 1.2%
Cott Corp.	68,601	956,298

Chemicals — 0.9%
Orion Engineered Carbons SA	29,030	733,878

Commercial Services — 3.4%
Booz Allen Hamilton Holding Corp.	20,188	909,873
Quanta Services, Inc.	30,031	903,933
Sotheby’s*	22,842	907,741

		2,721,547

Computers — 3.9%
Genpact Ltd.	43,340	1,169,747
NCR Corp.*	47,736	1,101,747
NetScout Systems, Inc.*	36,570	864,149

		3,135,643

Diversified Financial Services — 0.7%
OneMain Holdings, Inc.*	23,520	571,301

Electric — 4.6%
Alliant Energy Corp.	28,558	1,206,575
Black Hills Corp.	11,611	728,939
PNM Resources, Inc.	20,350	836,181
Portland General Electric Co.	20,749	951,342

		3,723,037

	Number of Shares	Value†

Electrical Components & Equipment — 0.9%
EnerSys	9,859	$765,157

Electronics — 1.4%
Avnet, Inc.	28,140	1,015,854
Sanmina Corp.*	5,360	128,962

		1,144,816

Engineering & Construction — 2.4%
AECOM*	24,114	639,021
Granite Construction, Inc.	17,280	696,039
Tutor Perini Corp.*	39,360	628,579

		1,963,639

Food — 3.8%
Ingredion, Inc.	9,682	884,935
Nomad Foods Ltd.*	56,500	944,680
US Foods Holding Corp.*	40,729	1,288,665

		3,118,280

Gas — 1.0%
Southwest Gas Holdings, Inc.	10,890	833,085

Hand & Machine Tools — 1.2%
Regal Beloit Corp.	13,727	961,576

Healthcare Services — 3.2%
ICON PLC*	8,938	1,154,879
Molina Healthcare, Inc.*	7,120	827,486
WellCare Health Plans, Inc.*	2,716	641,221

		2,623,586

Home Builders — 2.0%
Lennar Corp., Class A	22,567	883,498
Taylor Morrison Home Corp., Class A*	46,590	740,781

		1,624,279

Insurance — 10.4%
American Financial Group, Inc.	10,094	913,810
Essent Group Ltd.*	28,174	962,987
Everest Re Group Ltd.	7,750	1,687,640
First American Financial Corp.	22,498	1,004,311
Kemper Corp.	1,870	124,131
Old Republic International Corp.	39,480	812,103
Reinsurance Group of America, Inc.	11,390	1,597,220
Selective Insurance Group, Inc.	11,186	681,675
The Hanover Insurance Group, Inc.	5,720	667,924

		8,451,801

Internet — 1.0%
CDW Corp.	3,920	317,716
Criteo SA ADR*	20,069	455,968

		773,684

Machinery — Construction & Mining — 0.6%
Terex Corp.	18,800	518,316

Machinery — Diversified — 0.5%
SPX FLOW, Inc.*	12,164	370,029

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.5%
Houghton Mifflin Harcourt Co.*	73,340	$649,793
Scholastic Corp.	13,390	539,081

		1,188,874

Mining — 0.9%
Alcoa Corp.*	27,710	736,532

Miscellaneous Manufacturing — 1.1%
Trinseo SA	18,730	857,459

Office Furnishings — 0.9%
Steelcase, Inc., Class A	48,260	715,696

Oil & Gas — 3.7%
HollyFrontier Corp.	9,960	509,155
Oasis Petroleum, Inc.*	96,680	534,641
Patterson-UTI Energy, Inc.	56,040	580,014
QEP Resources, Inc.*	125,403	706,019
SM Energy Co.	41,540	643,039

		2,972,868

Oil & Gas Services — 3.3%
Dril-Quip, Inc.*	16,995	510,360
Helix Energy Solutions Group, Inc.*	48,160	260,546
MRC Global, Inc.*	49,020	599,514
Oil States International, Inc.*	34,880	498,086
RPC, Inc.	55,980	552,523
SRC Energy, Inc.*	50,440	237,068

		2,658,097

Packaging and Containers — 1.3%
Graphic Packaging Holding Co.	76,504	814,002
Sealed Air Corp.	6,901	240,431

		1,054,433

Retail — 3.7%
Bloomin’ Brands, Inc.	57,960	1,036,904
BMC Stock Holdings, Inc.*	36,747	568,843
Signet Jewelers Ltd.	19,380	615,703
The Michaels Cos., Inc.*	54,970	744,294

		2,965,744

Savings & Loans — 1.2%
Sterling Bancorp	57,260	945,363

Semiconductors — 2.9%
Cypress Semiconductor Corp.	66,380	844,354
Kulicke & Soffa Industries, Inc.	20,309	411,663
MaxLinear, Inc.*	37,717	663,819
Mellanox Technologies Ltd.*	4,320	399,082

		2,318,918

Software — 3.1%
CommVault Systems, Inc.*	9,150	540,673
Nuance Communications, Inc.*	69,746	922,740
Verint Systems, Inc.*	25,335	1,071,924

		2,535,337

Telecommunications — 2.9%
Amdocs Ltd.	14,515	850,289

	Number of Shares	Value†

Telecommunications — (continued)
Anixter International, Inc.*	4,860	$263,946
Finisar Corp.*	59,030	1,275,048

		2,389,283

Transportation — 0.5%
Atlas Air Worldwide Holdings, Inc.*	10,430	440,042

TOTAL COMMON STOCKS (Cost $77,209,741)		70,706,048

REAL ESTATE INVESTMENT TRUSTS — 11.1%
Apartments — 3.2%
American Campus Communities, Inc.	31,352	1,297,659
Camden Property Trust	14,528	1,279,191

		2,576,850

Diversified — 1.4%
STAG lndustrial, Inc.	44,330	1,102,930

Hotels & Resorts — 2.2%
MGM Growth Properties LLC, Class A	30,347	801,464
Park Hotels & Resorts, Inc.	37,628	977,576

		1,779,040

Manufactured Homes — 1.5%
Sun Communities, Inc.	11,690	1,188,990

Office Property — 1.3%
Empire State Realty Trust, Inc., Class A	75,248	1,070,779

Storage & Warehousing — 1.5%
CubeSmart	43,108	1,236,768

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,547,962)		8,955,357

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio — Institutional Shares (Cost $429,014)	429,014	429,014

TOTAL INVESTMENTS — 99.0% (Cost $87,186,717)		80,090,419

Other Assets & Liabilities — 1.0%		828,198

TOTAL NET ASSETS — 100.0%		$80,918,617

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

NA — National Association.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

SMID Cap Value Fund

Country Weightings as of 12/31/2018††
United States	92%
Bermuda	2
Ireland	2
Canada	1
France	1
Slovenia	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$70,706,048	$70,706,048	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,955,357	8,955,357	—	—
SHORT-TERM INVESTMENTS	429,014	429,014	—	—

TOTAL INVESTMENTS	$80,090,419	$80,090,419	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 94.5%
Advertising — 0.6%
Yext, Inc.*	40,363	$599,390

Aerospace & Defense — 2.0%
HEICO Corp., Class A	28,899	1,820,637

Apparel — 0.6%
Carter’s, Inc.	7,433	606,681

Auto Parts & Equipment — 0.6%
Visteon Corp.*	9,299	560,544

Banks — 0.7%
Kearny Financial Corp.	47,574	609,899

Biotechnology — 3.9%
AnaptysBio, Inc.*	5,739	366,091
BioCryst Pharmaceuticals, Inc.*	46,981	379,137
Biohaven Pharmaceutical Holding Co., Ltd.*	13,298	491,760
Insmed, Inc.*	33,283	436,673
Ligand Pharmaceuticals, Inc.*	4,071	552,435
NeoGenomics, Inc.*	67,942	856,748
Puma Biotechnology, Inc.*	12,306	250,427
WaVe Life Sciences Ltd.*	6,929	291,295

		3,624,566

Building Materials — 0.4%
Summit Materials, Inc., Class A*	29,017	359,811

Chemicals — 4.2%
CSW Industrials, Inc.*	23,710	1,146,379
H.B. Fuller Co.	19,504	832,236
Rogers Corp.*	7,239	717,095
Sensient Technologies Corp.	22,458	1,254,279

		3,949,989

Commercial Services — 11.0%
CoStar Group, Inc.*	1,481	499,601
Euronet Worldwide, Inc.*	16,599	1,699,406
Gartner, Inc.*	2,823	360,892
Healthcare Services Group, Inc.	23,713	952,788
HealthEquity, Inc.*	7,871	469,505
K12, Inc.*	35,956	891,349
LendingTree, Inc.*	2,206	484,372
MarketAxess Holdings, Inc.	3,357	709,368
MAXIMUS, Inc.	10,103	657,604
ServiceMaster Global Holdings, Inc.*	46,799	1,719,395
TriNet Group, Inc.*	19,215	806,069
WEX, Inc.*	7,030	984,622

		10,234,971

Computers — 1.1%
Kornit Digital Ltd.*	28,217	528,222
LivePerson, Inc.*	25,077	472,952

		1,001,174

Diversified Financial Services — 2.4%
LPL Financial Holdings, Inc.	28,365	1,732,534

	Number of Shares	Value†

Diversified Financial Services — (continued)
SLM Corp.*	60,639	$503,910

		2,236,444

Electrical Components & Equipment — 2.3%
Belden, Inc.	23,770	992,873
EnerSys	7,835	608,074
Novanta, Inc.*	8,833	556,479

		2,157,426

Electronics — 1.9%
National Instruments Corp.	10,401	471,997
OSI Systems, Inc.*	10,489	768,844
Sensata Technologies Holding PLC*	11,147	499,831

		1,740,672

Engineering & Construction — 0.6%
frontdoor, Inc.*	20,085	534,462

Entertainment — 2.3%
AMC Entertainment Holdings, Inc., Class A	50,715	622,780
Cedar Fair LP	19,532	923,864
Manchester United PLC, Class A	32,130	609,827

		2,156,471

Environmental Control — 0.3%
Clean Harbors, Inc.*	5,823	287,365

Food — 0.5%
Hostess Brands, Inc.*	42,485	464,786

Forest Products & Paper — 0.6%
Neenah, Inc.	8,829	520,205

Hand & Machine Tools — 1.1%
Kennametal, Inc.	19,442	647,030
Milacron Holdings Corp.*	29,307	348,460

		995,490

Healthcare Products — 8.7%
AngioDynamics, Inc.*	40,340	812,044
Bio-Techne Corp.	6,279	908,697
Bruker Corp.	26,420	786,523
Glaukos Corp.*	12,221	686,454
Globus Medical, Inc., Class A*	14,466	626,088
ICU Medical, Inc.*	4,196	963,527
Merit Medical Systems, Inc.*	7,872	439,336
Natus Medical, Inc.*	26,726	909,486
RA Medical Systems, Inc.*	30,068	239,041
STERIS PLC	16,555	1,768,902

		8,140,098

Healthcare Services — 1.8%
Catalent, Inc.*	53,158	1,657,466

Home Builders — 0.4%
Thor Industries, Inc.	7,466	388,232

Hotels & Resorts — 0.4%
Playa Hotels & Resorts N.V.*	48,349	347,629

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)

Household Products & Wares — 0.7%
Ontex Group N.V.	30,563	$626,677

Insurance — 1.0%
RLI Corp.	14,112	973,587

Internet — 3.2%
ChannelAdvisor Corp.*	50,454	572,653
Farfetch Ltd., Class A*	21,488	380,552
MakeMyTrip Ltd.*	19,157	466,090
The Trade Desk, Inc., Class A*	5,728	664,792
Zendesk, Inc.*	15,295	892,769

		2,976,856

Machinery - Diversified — 2.0%
Gates Industrial Corp. PLC*	41,510	549,592
Nordson Corp.	6,471	772,314
Wabtec Corp.	8,414	591,084

		1,912,990

Metal Fabricate/Hardware — 1.2%
Rexnord Corp.*	50,782	1,165,447

Miscellaneous Manufacturing — 4.7%
Carlisle Cos., Inc.	12,954	1,302,136
Hillenbrand, Inc.	19,135	725,790
ITT, Inc.	20,130	971,675
Proto Labs, Inc.*	4,234	477,553
Standex International Corp.	13,938	936,355

		4,413,509

Oil & Gas — 0.6%
Magnolia Oil & Gas Corp.*	52,675	590,487

Pharmaceuticals — 6.6%
Amicus Therapeutics, Inc.*	35,916	344,075
Diplomat Pharmacy, Inc.*	36,743	494,561
Eagle Pharmaceuticals, Inc.*	12,880	518,935
Enanta Pharmaceuticals, Inc.*	5,354	379,224
FibroGen, Inc.*	10,345	478,767
Global Blood Therapeutics, Inc.*	9,175	376,634
GW Pharmaceuticals PLC ADR*	4,370	425,594
Heron Therapeutics, Inc.*	24,349	631,613
Heska Corp.*	5,169	445,051
Ironwood Pharmaceuticals, Inc.*	31,720	328,619
Knight Therapeutics, Inc.*	66,568	374,969
Neurocrine Biosciences, Inc.*	8,406	600,273
Prestige Consumer Healthcare, Inc.*	23,881	737,445

		6,135,760

Publishing / Newspapers — 0.9%
Cimpress N.V.*	7,949	822,086

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	3,300	417,780

Retail — 3.9%
Casey’s General Stores, Inc.	4,194	537,419
Dunkin’ Brands Group, Inc.	11,852	759,950
Sally Beauty Holdings, Inc.*	22,383	381,630

	Number of Shares	Value†

Retail — (continued)
Texas Roadhouse, Inc.	10,788	$644,044
The Lovesac Co.*	32,502	745,596
Williams-Sonoma, Inc.	11,422	576,240

		3,644,879

Savings & Loans — 0.4%
Pacific Premier Bancorp, Inc.*	13,961	356,285

Semiconductors — 2.5%
CTS Corp.	18,798	486,680
Entegris, Inc.	23,952	668,141
ON Semiconductor Corp.*	70,854	1,169,800

		2,324,621

Software — 14.2%
ACI Worldwide, Inc.*	20,126	556,886
athenahealth, Inc.*	4,045	533,657
Blackbaud, Inc.	20,546	1,292,343
Broadridge Financial Solutions, Inc.	17,399	1,674,654
Cadence Design Systems, Inc.*	32,842	1,427,970
Cision Ltd.*	72,494	848,180
Envestnet, Inc.*	21,272	1,046,370
Guidewire Software, Inc.*	9,005	722,471
Instructure, Inc.*	17,387	652,186
Jack Henry & Associates, Inc.	6,215	786,322
RealPage, Inc.*	17,852	860,288
SS&C Technologies Holdings, Inc.	43,536	1,963,909
The Descartes Systems Group, Inc.*	34,451	909,222

		13,274,458

Telecommunications — 2.4%
Nice Ltd. ADR*	20,322	2,199,044

Transportation — 1.4%
Old Dominion Freight Line, Inc.	4,808	593,740
Saia, Inc.*	11,990	669,282

		1,263,022

TOTAL COMMON STOCKS (Cost $72,416,948)		88,091,896

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $708,309)	12,840	888,271

SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares (Cost $2,705,979)	2,705,979	2,705,979

TOTAL INVESTMENTS — 98.3% (Cost $75,831,236)		91,686,146

Other Assets & Liabilities — 1.7%		1,556,897

TOTAL NET ASSETS — 100.0%		$93,243,043

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2018††
United States	89%
Israel	3
United Kingdom	3
Canada	2
Belgium	1
India	1
Netherlands	1

Total	100%

††	% of total investments as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$599,390	$599,390	$—	$—
Aerospace & Defense	1,820,637	1,820,637	—	—
Apparel	606,681	606,681	—	—
Auto Parts & Equipment	560,544	560,544	—	—
Banks	609,899	609,899	—	—
Biotechnology	3,624,566	3,624,566	—	—
Building Materials	359,811	359,811	—	—
Chemicals	3,949,989	3,949,989	—	—
Commercial Services	10,234,971	10,234,971	—	—
Computers	1,001,174	1,001,174	—	—
Diversified Financial Services	2,236,444	2,236,444	—	—
Electrical Components & Equipment	2,157,426	2,157,426	—	—
Electronics	1,740,672	1,740,672	—	—
Engineering & Construction	534,462	534,462	—	—
Entertainment	2,156,471	2,156,471	—	—
Environmental Control	287,365	287,365	—	—
Food	464,786	464,786	—	—
Forest Products & Paper	520,205	520,205	—	—
Hand & Machine Tools	995,490	995,490	—	—
Healthcare Products	8,140,098	8,140,098	—	—
Healthcare Services	1,657,466	1,657,466	—	—
Home Builders	388,232	388,232	—	—
Hotels & Resorts	347,629	347,629	—	—
Household Products & Wares	626,677	—	626,677	—
Insurance	973,587	973,587	—	—
Internet	2,976,856	2,976,856	—	—
Machinery - Diversified	1,912,990	1,912,990	—	—
Metal Fabricate/Hardware	1,165,447	1,165,447	—	—
Miscellaneous Manufacturing	4,413,509	4,413,509	—	—
Oil & Gas	590,487	590,487	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Pharmaceuticals	$6,135,760	$6,135,760	$—	$—
Publishing / Newspapers	822,086	822,086	—	—
Real Estate	417,780	417,780	—	—
Retail	3,644,879	3,644,879	—	—
Savings & Loans	356,285	356,285	—	—
Semiconductors	2,324,621	2,324,621	—	—
Software	13,274,458	13,274,458	—	—
Telecommunications	2,199,044	2,199,044	—	—
Transportation	1,263,022	1,263,022	—	—

TOTAL COMMON STOCKS	88,091,896	87,465,219	626,677	—

REAL ESTATE INVESTMENT TRUSTS	888,271	888,271	—	—
SHORT-TERM INVESTMENTS	2,705,979	2,705,979	—	—

TOTAL INVESTMENTS	$91,686,146	$91,059,469	$626,677	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $1,011,200 was transferred from Level 1 into Level 2 at 12/31/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.0%
Aerospace & Defense — 2.1%
AAR Corp.	10,043	$375,006
Aerojet Rocketdyne Holdings, Inc.*	11,361	400,248
Curtiss-Wright Corp.	10,106	1,032,025
Esterline Technologies Corp.*	8,378	1,017,508
Kaman Corp.	14,593	818,521
Moog, Inc., Class A	10,769	834,382

		4,477,690

Airlines — 1.3%
SkyWest, Inc.	28,867	1,283,715
Spirit Airlines, Inc.*	25,865	1,498,101

		2,781,816

Apparel — 0.6%
Columbia Sportswear Co.	7,934	667,170
G-III Apparel Group Ltd.*	4,202	117,194
Wolverine World Wide, Inc.	18,730	597,300

		1,381,664

Auto Manufacturers — 0.2%
Navistar International Corp.*	14,036	364,234

Auto Parts & Equipment — 0.3%
American Axle & Manufacturing Holdings, Inc.*	41,021	455,333
Standard Motor Products, Inc.	5,124	248,155

		703,488

Banks — 16.5%
Amalgamated Bank, Class A	26,310	513,045
Ameris Bancorp	23,610	747,729
BancorpSouth Bank	31,392	820,587
Banner Corp.	33,359	1,784,039
Boston Private Financial Holdings, Inc.	49,060	518,564
Bryn Mawr Bank Corp.	13,587	467,393
CenterState Bank Corp.	55,999	1,178,219
Chemical Financial Corp.	36,500	1,336,265
Columbia Banking System, Inc.	49,676	1,802,742
Community Bank System, Inc.	25,747	1,501,050
ConnectOne Bancorp, Inc.	36,682	677,517
CVB Financial Corp.	85,446	1,728,573
FB Financial Corp.	12,603	441,357
First Financial Bankshares, Inc.	24,565	1,417,155
First Merchants Corp.	39,250	1,345,097
First Midwest Bancorp, Inc.	49,068	972,037
Glacier Bancorp, Inc.	45,020	1,783,692
Great Western Bancorp, Inc.	51,216	1,600,500
Guaranty Bancorp*	18,287	379,455
Heritage Financial Corp.	25,153	747,547
Home BancShares, Inc.	41,318	675,136
Independent Bank Corp.	23,066	1,621,770
Independent Bank Group, Inc.	19,241	880,661
Lakeland Financial Corp.	25,898	1,040,064
LegacyTexas Financial Group, Inc.	47,441	1,522,382
National Commerce Corp.*	13,199	475,164
Old Line Bancshares, Inc.	8,714	229,352
Pinnacle Financial Partners, Inc.	24,898	1,147,798
Renasant Corp.	41,657	1,257,208

	Number of Shares	Value†

Banks — (continued)
Sandy Spring Bancorp, Inc.	17,158	$537,732
South State Corp.	20,293	1,216,565
Texas Capital Bancshares, Inc.*	5,886	300,716
The First of Long Island Corp.	17,734	353,793
Towne Bank	25,797	617,838
TriCo Bancshares	17,930	605,855
Union Bankshares Corp.	24,624	695,136

		34,939,733

Biotechnology — 0.5%
Cambrex Corp.*	13,574	512,554
Emergent BioSolutions, Inc.*	8,820	522,850

		1,035,404

Building Materials — 0.2%
Universal Forest Products, Inc.	14,521	376,965

Chemicals — 2.4%
H.B. Fuller Co.	25,981	1,108,609
Ingevity Corp.*	11,987	1,003,192
Quaker Chemical Corp.	4,992	887,128
Rogers Corp.*	4,683	463,898
Sensient Technologies Corp.	14,168	791,283
Tronox Ltd., Class A	6,160	47,925
Univar, Inc.*	42,696	757,427

		5,059,462

Commercial Services — 4.3%
Aaron’s, Inc.	23,691	996,206
ABM Industries, Inc.	22,819	732,718
Adtalem Global Education, Inc.*	34,465	1,630,884
AMN Healthcare Services, Inc.*	9,577	542,633
ASGN, Inc.*	13,858	755,261
Chegg, Inc.*	25,047	711,836
HMS Holdings Corp.*	16,046	451,374
James River Group Holdings Ltd.	29,141	1,064,812
Live Nation Entertainment, Inc.*	29,234	1,439,774
LiveRamp Holdings, Inc.*	17,255	666,561

		8,992,059

Computers — 1.6%
CACI International, Inc., Class A*	12,246	1,763,791
Mercury Systems, Inc.*	4,458	210,819
NetScout Systems, Inc.*	58,225	1,375,857

		3,350,467

Cosmetics & Personal Care — 0.1%
Edgewell Personal Care Co.*	5,464	204,080

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc.*	37,467	1,188,453
H&E Equipment Services, Inc.	27,107	553,525

		1,741,978

Diversified Financial Services — 1.5%
BrightSphere Investment Group PLC	61,432	656,094
Houlihan Lokey, Inc.	20,217	743,986
Stifel Financial Corp.	31,374	1,299,511

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Virtu Financial, Inc., Class A	18,783	$483,850

		3,183,441

Electric — 4.6%
ALLETE, Inc.	33,074	2,520,900
El Paso Electric Co.	22,728	1,139,355
IDACORP, Inc.	25,269	2,351,533
PNM Resources, Inc.	40,101	1,647,750
Portland General Electric Co.	45,718	2,096,171

		9,755,709

Electronics — 1.1%
Brady Corp., Class A	18,579	807,443
II-VI, Inc.*	18,281	593,401
Watts Water Technologies, Inc., Class A	13,258	855,539

		2,256,383

Engineering & Construction — 1.5%
EMCOR Group, Inc.	14,555	868,788
Granite Construction, Inc.	13,740	553,447
KBR, Inc.	72,143	1,095,131
TopBuild Corp.*	12,443	559,935

		3,077,301

Entertainment — 0.6%
Eldorado Resorts, Inc.*	36,022	1,304,356
Marriott Vacations Worldwide Corp.	872	61,485

		1,365,841

Environmental Control — 0.6%
Advanced Disposal Services, Inc.*	36,344	870,075
U.S. Ecology, Inc.	7,847	494,204

		1,364,279

Food — 2.4%
B&G Foods, Inc.	32,191	930,642
Darling Ingredients, Inc.*	65,809	1,266,165
Hostess Brands, Inc.*	12,549	137,286
Nomad Foods Ltd.*	36,721	613,975
Performance Food Group Co.*	20,177	651,112
Sanderson Farms, Inc.	2,618	259,941
SpartanNash Co.	3,901	67,019
The Simply Good Foods Co.*	62,832	1,187,525

		5,113,665

Gas — 2.0%
Chesapeake Utilities Corp.	15,098	1,227,468
New Jersey Resources Corp.	37,621	1,718,151
South Jersey Industries, Inc.	50,284	1,397,895

		4,343,514

Healthcare Products — 1.9%
Avanos Medical, Inc.*	29,738	1,331,965
CONMED Corp.	17,479	1,122,152
Orthofix Medical, Inc.*	13,669	717,486
Wright Medical Group N.V.*	29,836	812,136

		3,983,739

Healthcare Services — 0.8%
Acadia Healthcare Co., Inc.*	16,060	412,903

	Number of Shares	Value†

Healthcare Services — (continued)
Syneos Health, Inc.*	30,918	$1,216,623

		1,629,526

Home Builders — 0.9%
Foundation Building Materials, Inc.*	38,509	320,010
KB Home	17,550	335,205
Meritage Homes Corp.*	20,368	747,913
Taylor Morrison Home Corp., Class A*	26,342	418,838

		1,821,966

Household Products & Wares — 0.8%
Central Garden & Pet Co., Class A*	28,295	884,219
Helen of Troy Ltd.*	5,958	781,570

		1,665,789

Insurance — 5.6%
AMERISAFE, Inc.	12,145	688,500
CNO Financial Group, Inc.	69,652	1,036,422
Enstar Group Ltd.*	5,440	911,581
Kemper Corp.	16,211	1,076,086
Kinsale Capital Group, Inc.	22,987	1,277,158
MGIC Investment Corp.*	166,325	1,739,760
Primerica, Inc.	10,123	989,118
ProAssurance Corp.	20,904	847,866
RLI Corp.	17,153	1,183,385
Selective Insurance Group, Inc.	33,512	2,042,221

		11,792,097

Internet — 0.5%
Cars.com, Inc.*	41,637	895,195
Liberty Expedia Holdings, Inc., Class A*	2,963	115,883

		1,011,078

Iron & Steel — 1.3%
Allegheny Technologies, Inc.*	69,423	1,511,339
Carpenter Technology Corp.	5,869	208,995
Cleveland-Cliffs, Inc.*	42,725	328,555
Commercial Metals Co.	40,316	645,862

		2,694,751

Leisure Time — 0.0%
Callaway Golf Co.	1,975	30,218

Lodging — 0.2%
Belmond Ltd., Class A*	11,965	299,484
Boyd Gaming Corp.	2,911	60,491

		359,975

Machinery - Diversified — 0.7%
Cactus, Inc., Class A*	37,161	1,018,583
Tennant Co.	7,101	370,033

		1,388,616

Media — 1.0%
MSG Networks, Inc., Class A*	22,617	532,857
Nexstar Media Group, Inc., Class A	8,347	656,408
Sinclair Broadcast Group, Inc., Class A	3,833	100,961
TEGNA, Inc.	80,407	874,024

		2,164,250

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 2.0%
CIRCOR International, Inc.*	20,742	$441,805
RBC Bearings, Inc.*	6,754	885,449
Rexnord Corp.*	71,878	1,649,600
TriMas Corp.*	46,420	1,266,802

		4,243,656

Mining — 0.4%
Constellium N.V., Class A*	68,027	475,509
Royal Gold, Inc.	5,360	459,084

		934,593

Miscellaneous Manufacturing — 0.9%
Federal Signal Corp.	41,793	831,681
ITT, Inc.	18,871	910,903
Movado Group, Inc.	3,787	119,745

		1,862,329

Oil & Gas — 3.4%
Callon Petroleum Co.*	164,648	1,068,566
Centennial Resource Development, Inc., Class A*	46,876	516,574
Delek US Holdings, Inc.	19,133	622,014
Falcon Minerals Corp.*	70,927	602,880
Matador Resources Co.*	21,482	333,615
PBF Energy, Inc., Class A	10,235	334,377
PDC Energy, Inc.*	25,725	765,576
SM Energy Co.	25,240	390,715
Viper Energy Partners LP	43,604	1,135,448
WPX Energy, Inc.*	131,554	1,493,138

		7,262,903

Oil & Gas Services — 0.7%
Apergy Corp.*	47,165	1,277,228
NCS Multistage Holdings, Inc.*	22,072	112,347

		1,389,575

Pharmaceuticals — 0.2%
Mallinckrodt PLC*	32,329	510,798

Real Estate — 0.5%
Kennedy-Wilson Holdings, Inc.	64,384	1,169,857

Retail — 3.3%
Asbury Automotive Group, Inc.*	8,372	558,077
Ascena Retail Group, Inc.*	14,592	36,626
At Home Group, Inc.*	12,522	233,661
Bed Bath & Beyond, Inc.	7,044	79,738
Big Lots, Inc.	9,705	280,669
Brinker International, Inc.	4,766	209,609
Burlington Stores, Inc.*	11,163	1,815,885
Caleres, Inc.	6,033	167,898
Dine Brands Global, Inc.	11,886	800,403
DSW, Inc., Class A	10,987	271,379
GameStop Corp., Class A	9,161	115,612
Guess?, Inc.	13,031	270,654
Hudson Ltd., Class A*	24,187	414,807
Jack in the Box, Inc.	7,641	593,171
Signet Jewelers Ltd.	3,350	106,429
The Children’s Place, Inc.	4,656	419,459

	Number of Shares	Value†

Retail — (continued)
The Wendy’s Co.	33,708	$526,182

		6,900,259

Savings & Loans — 2.3%
Brookline Bancorp, Inc.	53,275	736,261
Flushing Financial Corp.	26,074	561,373
OceanFirst Financial Corp.	49,746	1,119,782
Pacific Premier Bancorp, Inc.*	10,259	261,810
Provident Financial Services, Inc.	41,817	1,009,044
Washington Federal, Inc.	45,826	1,224,013

		4,912,283

Semiconductors — 3.1%
Cree, Inc.*	41,116	1,758,737
CTS Corp.	31,437	813,904
Entegris, Inc.	40,753	1,136,805
Lattice Semiconductor Corp.*	130,714	904,541
Semtech Corp.*	19,637	900,749
Silicon Laboratories, Inc.*	5,561	438,262
Synaptics, Inc.*	14,217	529,015

		6,482,013

Software — 3.4%
Allscripts Healthcare Solutions, Inc.*	148,109	1,427,771
CommVault Systems, Inc.*	25,657	1,516,072
Cornerstone OnDemand, Inc.*	27,841	1,404,021
SYNNEX Corp.	14,837	1,199,423
Verint Systems, Inc.*	37,415	1,583,029

		7,130,316

Storage & Warehousing — 0.3%
Mobile Mini, Inc.	17,887	567,912

Telecommunications — 2.5%
Ciena Corp.*	58,172	1,972,612
Knowles Corp.*	37,474	498,779
Liberty Latin America Ltd., Class C*	43,712	636,884
Plantronics, Inc.	11,421	378,035
Viavi Solutions, Inc.*	180,053	1,809,533

		5,295,843

Transportation — 2.1%
Air Transport Services Group, Inc.*	60,236	1,373,983
Atlas Air Worldwide Holdings, Inc.*	2,599	109,652
Echo Global Logistics, Inc.*	17,552	356,832
Golar LNG Ltd.	66,879	1,455,287
Saia, Inc.*	13,294	742,071
XPO Logistics, Inc.*	7,875	449,190

		4,487,015

TOTAL COMMON STOCKS (Cost $175,620,670)		177,560,530

REAL ESTATE INVESTMENT TRUSTS — 12.6%
Apartments — 0.2%
Preferred Apartment Communities, Inc., Class A	34,116	479,671

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — 1.1%
MFA Financial, Inc.	212,569	$1,419,961
PennyMac Mortgage Investment Trust	43,283	805,929

		2,225,890

Diversified — 1.3%
Blackstone Mortgage Trust, Inc., Class A	22,542	718,188
PS Business Parks, Inc.	15,180	1,988,580

		2,706,768

Diversified Financial Services — 0.4%
Granite Point Mortgage Trust, Inc.	42,010	757,440

Healthcare — 2.0%
Healthcare Realty Trust, Inc.	72,642	2,065,939
National Health Investors, Inc.	28,619	2,161,879

		4,227,818

Hotels & Resorts — 3.1%
Chatham Lodging Trust	26,324	465,408
Chesapeake Lodging Trust	92,574	2,254,177
Pebblebrook Hotel Trust	78,265	2,215,682
RLJ Lodging Trust	103,404	1,695,826

		6,631,093

Industrial — 0.9%
CyrusOne, Inc.	37,262	1,970,415

Office Property — 1.4%
Columbia Property Trust, Inc.	105,278	2,037,129
Hudson Pacific Properties, Inc.	34,091	990,685

		3,027,814

Real Estate Investment Trusts — 0.6%
Two Harbors Investment Corp.	98,739	1,267,809

Storage & Warehousing — 0.6%
Life Storage, Inc.	14,131	1,314,042

Strip Centers — 1.0%
Acadia Realty Trust	83,715	1,989,068

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $27,332,636)		26,597,828

EXCHANGE TRADED FUNDS — 0.5%
iShares Russell 2000 Value ETF (Cost $1,162,446)	8,995	967,322

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares (Cost $3,165,620)	3,165,620	3,165,620

TOTAL INVESTMENTS — 98.6% (Cost $207,281,372)		208,291,300

Other Assets & Liabilities — 1.4%		2,993,899

TOTAL NET ASSETS — 100.0%		$211,285,199

† See Security Valuation Note.

* Non-income producing security.

ETF — Exchange-Traded Fund.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$177,560,530	$177,560,530	$—	$—
REAL ESTATE INVESTMENT TRUSTS	26,597,828	26,597,828	—	—
EXCHANGE TRADED FUNDS	967,322	967,322	—	—
SHORT-TERM INVESTMENTS	3,165,620	3,165,620	—	—

TOTAL INVESTMENTS	$208,291,300	$208,291,300	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 88.1%
Advertising — 0.1%
Adesto Technologies Corp.*	1,000	$4,400
Clear Channel Outdoor Holdings, Inc., Class A	600	3,114
MDC Partners, Inc., Class A*	1,800	4,698
Telaria, Inc.*	2,300	6,279
Yext, Inc.*	3,100	46,035

		64,526

Aerospace & Defense — 0.9%
AAR Corp.	1,269	47,385
Aerojet Rocketdyne Holdings, Inc.*	2,740	96,530
Aerovironment, Inc.*	718	48,788
Astronics Corp.*	895	27,253
Cubic Corp.	969	52,074
Ducommun, Inc.*	400	14,528
Esterline Technologies Corp.*	940	114,163
Kaman Corp.	1,048	58,782
Kratos Defense & Security Solutions, Inc.*	3,222	45,398
Moog, Inc., Class A	1,191	92,279
National Presto Industries, Inc.	146	17,070
Triumph Group, Inc.	2,000	23,000

		637,250

Agriculture — 0.3%
22nd Century Group, Inc.*	3,700	9,213
Alico, Inc.	151	4,455
Cadiz, Inc.*	800	8,240
Limoneira Co.	600	11,730
Tejon Ranch Co.*	825	13,679
The Andersons, Inc.	1,132	33,835
Turning Point Brands, Inc.	300	8,166
Universal Corp.	955	51,713
Vector Group Ltd.	3,988	38,803

		179,834

Airlines — 0.5%
Allegiant Travel Co.	501	50,210
Hawaiian Holdings, Inc.	2,026	53,507
SkyWest, Inc.	1,981	88,095
Spirit Airlines, Inc.*	2,600	150,592

		342,404

Apparel — 0.8%
Crocs, Inc.*	2,600	67,548
Deckers Outdoor Corp.*	1,100	140,745
G-III Apparel Group Ltd.*	1,708	47,636
Oxford Industries, Inc.	608	43,192
Rocky Brands, Inc.	400	10,400
Steven Madden Ltd.	3,373	102,067
Superior Group of Cos., Inc.	500	8,825
Unifi, Inc.*	660	15,075
Weyco Group, Inc.	200	5,834
Wolverine World Wide, Inc.	3,582	114,230

		555,552

Auto Manufacturers — 0.1%
Blue Bird Corp.*	392	7,130
Navistar International Corp.*	1,800	46,710

	Number of Shares	Value†

Auto Manufacturers — (continued)
REV Group, Inc.	1,000	$7,510
Wabash National Corp.	2,300	30,084

		91,434

Auto Parts & Equipment — 1.0%
Altra Industrial Motion Corp.	2,303	57,920
American Axle & Manufacturing Holdings, Inc.*	4,216	46,798
Commercial Vehicle Group, Inc.*	1,000	5,700
Cooper Tire & Rubber Co.	2,049	66,244
Cooper-Standard Holdings, Inc.*	700	43,484
Dana, Inc.	5,496	74,910
Dorman Products, Inc.*	992	89,300
Douglas Dynamics, Inc.	900	32,301
Gentherm, Inc.*	1,468	58,691
Meritor, Inc.*	3,045	51,491
Miller Industries, Inc.	443	11,961
Modine Manufacturing Co.*	2,077	22,452
Motorcar Parts of America, Inc.*	700	11,648
Spartan Motors, Inc.	1,500	10,845
Standard Motor Products, Inc.	900	43,587
Superior Industries International, Inc.	1,119	5,382
Tenneco, Inc., Class A	1,900	52,041
Titan International, Inc.	1,913	8,915
Tower International, Inc.	800	19,040

		712,710

Banks — 9.0%
1st Constitution Bancorp	400	7,972
1st Source Corp.	688	27,754
Access National Corp.	399	8,511
ACNB Corp.	300	11,775
Allegiance Bancshares, Inc.*	500	16,185
American National Bankshares, Inc.	400	11,724
Ameris Bancorp	1,447	45,826
Ames National Corp.	299	7,601
Arrow Financial Corp.	412	13,192
Atlantic Capital Bancshares, Inc.*	800	13,096
BancFirst Corp.	620	30,938
Banco Latinoamericano de Comercio Exterior S.A.	1,110	19,203
BancorpSouth Bank	3,649	95,385
Bank of Commerce Holdings	900	9,864
Bank of Marin Bancorp	580	23,919
Bankwell Financial Group, Inc.	300	8,613
Banner Corp.	1,200	64,176
Bar Harbor Bankshares	597	13,391
Baycom Corp.*	400	9,236
BCB Bancorp, Inc.	700	7,329
Blue Hills Bancorp, Inc.	1,100	23,474
Boston Private Financial Holdings, Inc.	3,358	35,494
Bridge Bancorp, Inc.	707	18,021
Bryn Mawr Bank Corp.	732	25,181
Business First Bancshares, Inc.	400	9,692
Byline Bancorp, Inc.*	600	9,996
C&F Financial Corp.	200	10,642
Cadence BanCorp	2,700	45,306

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Cambridge Bancorp	100	$8,325
Camden National Corp.	539	19,388
Capital City Bank Group, Inc.	269	6,243
Capstar Financial Holdings, Inc.	500	7,365
Carolina Financial Corp.	800	23,672
Cass Information Systems, Inc.	598	31,646
Cathay General Bancorp	2,950	98,913
CB Financial Services, Inc.	300	7,434
CBTX, Inc.	700	20,580
CenterState Bank Corp.	3,715	78,164
Central Pacific Financial Corp.	1,100	26,785
Central Valley Community Bancorp	400	7,548
Century Bancorp, Inc., Class A	69	4,673
Chemical Financial Corp.	2,700	98,847
Chemung Financial Corp.	200	8,262
Citizens & Northern Corp.	356	9,409
City Holding Co.	548	37,039
Civista Bancshares, Inc.	400	6,968
CNB Financial Corp.	474	10,878
Codorus Valley Bancorp, Inc.	463	9,839
Columbia Banking System, Inc.	2,768	100,451
Community Bank System, Inc.	1,837	107,097
Community Trust Bancorp, Inc.	483	19,132
ConnectOne Bancorp, Inc.	1,060	19,578
County Bancorp, Inc.	300	5,211
Customers Bancorp, Inc.*	980	17,836
CVB Financial Corp.	3,992	80,758
Eagle Bancorp, Inc.*	1,173	57,137
Enterprise Bancorp, Inc.	313	10,066
Enterprise Financial Services Corp.	782	29,427
Equity Bancshares, Inc., Class A*	500	17,625
Esquire Financial Holdings, Inc.*	300	6,510
Evans Bancorp, Inc.	200	6,502
Farmers & Merchants Bancorp, Inc.	400	15,396
Farmers National Banc Corp.	1,100	14,014
FB Financial Corp.	500	17,510
Fidelity D&D Bancorp, Inc.	100	6,418
Fidelity Southern Corp.	907	23,600
Financial Institutions, Inc.	440	11,308
First Bancorp	1,124	36,710
First BanCorp Puerto Rico	8,200	70,520
First Bancorp, Inc.	434	11,414
First Bank/Hamilton NJ	800	9,696
First Busey Corp.	1,713	42,037
First Business Financial Services, Inc.	400	7,804
First Choice Bancorp	300	6,780
First Commonwealth Financial Corp.	3,721	44,950
First Community Bankshares, Inc.	626	19,706
First Community Corp.	400	7,772
First Financial Bancorp	3,782	89,709
First Financial Bankshares, Inc.	2,452	141,456
First Financial Corp.	480	19,272
First Foundation, Inc.*	1,200	15,432
First Internet Bancorp	300	6,132
First Interstate BancSystem, Inc., Class A	1,287	47,053
First Merchants Corp.	1,938	66,415

	Number of Shares	Value†

Banks — (continued)
First Mid-Illinois Bancshares, Inc.	500	$15,960
First Midwest Bancorp, Inc.	4,014	79,517
First Northwest Bancorp	500	7,415
First United Corp.	400	6,368
Franklin Financial Network, Inc.*	400	10,548
Fulton Financial Corp.	6,403	99,118
German American Bancorp, Inc.	738	20,494
Glacier Bancorp, Inc.	3,221	127,616
Great Southern Bancorp, Inc.	471	21,680
Great Western Bancorp, Inc.	2,300	71,875
Green Bancorp, Inc.	700	11,998
Guaranty Bancorp*	1,000	20,750
Guaranty Bancshares, Inc.	300	8,946
Hancock Whitney Corp.	3,272	113,375
Hanmi Financial Corp.	1,213	23,896
HarborOne Bancorp, Inc.*	600	9,534
Heartland Financial USA, Inc.	1,117	49,092
Heritage Commerce Corp.	1,200	13,608
Heritage Financial Corp.	1,130	33,584
Home BancShares, Inc.	6,235	101,880
Hope Bancorp, Inc.	5,067	60,095
Horizon Bancorp, Inc.	1,350	21,303
Howard Bancorp, Inc.*	500	7,150
IBERIABANK Corp.	2,146	137,945
Independent Bank Corp.	800	16,816
Independent Bank Corp., Rockland MA	1,071	75,302
Independent Bank Group, Inc.	800	36,616
International Bancshares Corp.	2,125	73,100
Investar Holding Corp.	300	7,440
Kearny Financial Corp.	3,945	50,575
Lakeland Bancorp, Inc.	1,711	25,340
Lakeland Financial Corp.	891	35,783
LCNB Corp.	400	6,060
LegacyTexas Financial Group, Inc.	1,866	59,880
Live Oak Bancshares, Inc.	900	13,329
Luther Burbank Corp.	800	7,216
Macatawa Bank Corp.	1,300	12,506
MB Financial, Inc.	3,084	122,219
MBT Financial Corp.	900	8,370
Mercantile Bank Corp.	700	19,782
Merchants Bancorp	600	11,976
Metropolitan Bank Holding Corp.*	200	6,170
Mid Penn Bancorp, Inc.	300	6,906
Middlefield Banc Corp.	200	8,486
Midland States Bancorp, Inc.	900	20,106
MidSouth Bancorp, Inc.	700	7,420
MidWestOne Financial Group, Inc.	400	9,932
MVB Financial Corp.	500	9,020
National Bankshares, Inc.	319	11,621
National Commerce Corp.*	600	21,600
NBT Bancorp, Inc.	1,669	57,731
Nicolet Bankshares, Inc.*	300	14,640
Northeast Bancorp	300	5,019
Northrim BanCorp, Inc.	300	9,861
Norwood Financial Corp.	300	9,900
OFG Bancorp	1,810	29,793

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Ohio Valley Banc Corp.	200	$7,078
Old Line Bancshares, Inc.	700	18,424
Old National Bancorp	5,761	88,719
Old Second Bancorp, Inc.	800	10,400
OP Bancorp*	700	6,209
Opus Bank	700	13,713
Origin Bancorp, Inc.	600	20,448
Orrstown Financial Services, Inc.	400	7,284
Pacific Mercantile Bancorp*	800	5,720
Park National Corp.	524	44,514
Parke Bancorp, Inc.	400	7,486
PCSB Financial Corp.	700	13,692
Peapack Gladstone Financial Corp.	636	16,014
Penns Woods Bancorp, Inc.	268	10,784
People’s Utah Bancorp	600	18,090
Peoples Bancorp, Inc.	572	17,217
Peoples Financial Services Corp.	300	13,218
Preferred Bank	500	21,675
Premier Financial Bancorp, Inc.	550	8,200
QCR Holdings, Inc.	400	12,836
RBB Bancorp	600	10,542
Reliant Bancorp, Inc.	400	9,216
Renasant Corp.	1,835	55,380
Republic Bancorp, Inc., Class A	387	14,985
Republic First Bancorp, Inc.*	1,700	10,149
S&T Bancorp, Inc.	1,259	47,641
Sandy Spring Bancorp, Inc.	1,350	42,309
SB One Bancorp	400	8,176
Seacoast Banking Corp of Florida*	1,840	47,877
ServisFirst Bancshares, Inc.	1,800	57,366
Shore Bancshares, Inc.	600	8,724
Sierra Bancorp	612	14,706
Simmons First National Corp., Class A	3,496	84,358
SmartFinancial, Inc.*	400	7,308
South State Corp.	1,380	82,731
Southern First Bancshares, Inc.*	300	9,621
Southern National Bancorp of Virginia, Inc.	600	7,932
Southside Bancshares, Inc.	1,271	40,354
State Bank Financial Corp.	1,500	32,385
Sterling Bancorp, Inc.	700	4,865
Stock Yards Bancorp, Inc.	767	25,158
Summit Financial Group, Inc.	400	7,724
The Bancorp, Inc.*	1,512	12,035
The Bank of NT Butterfield & Son Ltd.	2,100	65,835
The Bank of Princeton	300	8,370
The Community Financial Corp.	100	2,924
The First Bancshares, Inc.	500	15,125
The First of Long Island Corp.	889	17,736
Tompkins Financial Corp.	558	41,856
Towne Bank	2,577	61,719
TriCo Bancshares	1,098	37,101
TriState Capital Holdings, Inc.*	1,000	19,460
Triumph Bancorp, Inc.*	900	26,730
TrustCo Bank Corp.	3,252	22,309
Trustmark Corp.	2,630	74,771
UMB Financial Corp.	1,781	108,588

	Number of Shares	Value†

Banks — (continued)
Union Bankshares Corp.	2,508	$70,801
Union Bankshares, Inc., Morrisville VT	100	4,775
United Bankshares, Inc.	3,856	119,960
United Community Banks, Inc.	2,978	63,908
Unity Bancorp, Inc.	400	8,304
Univest Corp.	1,087	23,447
Valley National Bancorp	12,335	109,535
Veritex Holdings, Inc.*	900	19,242
Walker & Dunlop, Inc.	1,100	47,575
Washington Trust Bancorp, Inc.	570	27,092
WesBanco, Inc.	1,938	71,105
West Bancorporation, Inc.	778	14,852
Westamerica Bancorporation	973	54,177
Western New England Bancorp, Inc.	1,000	10,040

		6,388,770

Beverages — 0.3%
Coca-Cola Bottling Co. Consolidated	174	30,864
Craft Brew Alliance, Inc.*	700	10,017
Farmer Brothers Co.*	204	4,759
MGP Ingredients, Inc.	500	28,525
National Beverage Corp.	442	31,722
Primo Water Corp.*	1,000	14,010
The Boston Beer Co., Inc., Class A*	327	78,755

		198,652

Biotechnology — 4.2%
Abeona Therapeutics, Inc.*	900	6,426
ACADIA Pharmaceuticals, Inc.*	3,800	61,446
Acceleron Pharma, Inc.*	1,400	60,970
Achillion Pharmaceuticals, Inc.*	4,300	6,837
Acorda Therapeutics, Inc.*	1,731	26,969
Aduro Biotech, Inc.*	2,800	7,392
Adverum Biotechnologies, Inc.*	2,100	6,615
Agenus, Inc.*	3,200	7,616
AgeX Therapeutics, Inc.*	310	927
Albireo Pharma, Inc.*	300	7,359
Alder Biopharmaceuticals, Inc.*	2,400	24,600
Allakos, Inc.*	300	15,681
Allogene Therapeutics, Inc.*	800	21,544
AMAG Pharmaceuticals, Inc.*	1,456	22,117
AnaptysBio, Inc.*	700	44,653
ANI Pharmaceuticals, Inc.*	300	13,506
Aptinyx, Inc.*	500	8,270
Arbutus Biopharma Corp.*	1,300	4,979
Arcus Biosciences, Inc.*	1,200	12,924
Ardelyx, Inc.*	1,400	2,506
Arena Pharmaceuticals, Inc.*	1,850	72,058
ArQule, Inc.*	3,300	9,141
Arrowhead Pharmaceuticals, Inc.*	3,300	40,986
Assembly Biosciences, Inc.*	700	15,834
Atara Biotherapeutics, Inc.*	1,600	55,584
Athersys, Inc.*	3,600	5,184
Audentes Therapeutics, Inc.*	1,200	25,584
AVEO Pharmaceuticals, Inc.*	3,900	6,240
Avid Bioservices, Inc.*	2,700	11,070
Bellicum Pharmaceuticals, Inc.*	900	2,628

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
BioCryst Pharmaceuticals, Inc.*	4,100	$33,087
Biohaven Pharmaceutical Holding Co., Ltd.*	1,200	44,376
BioTime, Inc.*	3,100	2,830
Blueprint Medicines Corp.*	1,600	86,256
Calyxt, Inc.*	300	3,108
Cambrex Corp.*	1,267	47,842
CASI Pharmaceuticals, Inc.*	1,600	6,432
Cellular Biomedicine Group, Inc.*	600	10,596
Clearside Biomedical, Inc.*	1,300	1,391
Cohbar, Inc.*	1,100	3,421
Coherus Biosciences, Inc.*	1,900	17,195
Corvus Pharmaceuticals, Inc.*	700	2,569
Crinetics Pharmaceuticals, Inc.*	300	8,997
Cue Biopharma, Inc.*	700	3,290
Cymabay Therapeutics, Inc.*	2,300	18,101
Cytokinetics, Inc.*	1,400	8,848
CytomX Therapeutics, Inc.*	1,500	22,650
Deciphera Pharmaceuticals, Inc.*	300	6,297
Denali Therapeutics, Inc.*	1,700	35,122
Dermira, Inc.*	1,500	10,785
Dicerna Pharmaceuticals, Inc.*	1,700	18,173
Dynavax Technologies Corp.*	2,320	21,228
Editas Medicine, Inc.*	1,700	38,675
Eloxx Pharmaceuticals, Inc.*	800	9,608
Emergent BioSolutions, Inc.*	1,658	98,286
Enzo Biochem, Inc.*	1,800	5,004
Epizyme, Inc.*	2,200	13,552
Fate Therapeutics, Inc.*	2,000	25,660
Five Prime Therapeutics, Inc.*	1,100	10,230
Fortress Biotech, Inc.*	500	430
Geron Corp.*	6,550	6,550
GlycoMimetics, Inc.*	1,300	12,311
Guardant Health, Inc.*	500	18,795
Halozyme Therapeutics, Inc.*	4,489	65,674
Harvard Bioscience, Inc.*	1,900	6,042
Helius Medical Technologies, Inc.*	800	7,328
Homology Medicines, Inc.*	500	11,180
Idera Pharmaceuticals, Inc.*	712	1,972
ImmunoGen, Inc.*	4,863	23,342
Immunomedics, Inc.*	5,036	71,864
Innovate Biopharmaceuticals, Inc.*	500	1,155
Innoviva, Inc.*	2,800	48,860
Inovio Pharmaceuticals, Inc.*	2,500	10,000
Insmed, Inc.*	2,800	36,736
Intellia Therapeutics, Inc.*	1,300	17,745
Intercept Pharmaceuticals, Inc.*	800	80,632
Intrexon Corp.*	2,700	17,658
Iovance Biotherapeutics, Inc.*	3,100	27,435
Karyopharm Therapeutics, Inc.*	1,900	17,803
Kura Oncology, Inc.*	700	9,828
Lexicon Pharmaceuticals, Inc.*	1,760	11,686
Ligand Pharmaceuticals, Inc.*	744	100,961
Loxo Oncology, Inc.*	1,000	140,070
MacroGenics, Inc.*	1,300	16,510
Momenta Pharmaceuticals, Inc.*	2,682	29,609
Myriad Genetics, Inc.*	2,500	72,675

	Number of Shares	Value†

Biotechnology — (continued)
NeoGenomics, Inc.*	2,400	$30,264
NewLink Genetics Corp.*	700	1,064
Novavax, Inc.*	16,229	29,861
Omeros Corp.*	1,900	21,166
Organovo Holdings, Inc.*	4,900	4,690
Pacific Biosciences of California, Inc.*	4,600	34,040
Palatin Technologies, Inc.*	10,300	7,297
Paratek Pharmaceuticals, Inc.*	900	4,617
PDL BioPharma, Inc.*	6,217	18,029
Pieris Pharmaceuticals, Inc.*	1,300	3,458
PolarityTE, Inc.*	300	4,047
Prothena Corp. PLC*	1,400	14,420
PTC Therapeutics, Inc.*	1,800	61,776
Puma Biotechnology, Inc.*	1,100	22,385
REGENXBIO, Inc.*	1,100	46,145
Repligen Corp.*	1,500	79,110
Retrophin, Inc.*	1,500	33,945
Rigel Pharmaceuticals, Inc.*	6,090	14,007
RTI Surgical, Inc.*	2,035	7,530
Rubius Therapeutics, Inc.*	500	8,040
Sangamo Therapeutics, Inc.*	3,903	44,806
Savara, Inc.*	1,000	7,570
Selecta Biosciences, Inc.*	300	798
Senseonics Holdings, Inc.*	2,500	6,475
Sienna Biopharmaceuticals, Inc.*	600	1,392
Solid Biosciences, Inc.*	400	10,720
Spark Therapeutics, Inc.*	1,200	46,968
Spectrum Pharmaceuticals, Inc.*	3,814	33,373
Stemline Therapeutics, Inc.*	1,000	9,500
The Medicines Co.*	2,592	49,611
Theravance Biopharma, Inc.*	1,500	38,385
Tocagen, Inc.*	1,000	8,210
Ultragenyx Pharmaceutical, Inc.*	1,800	78,264
UNITY Biotechnology, Inc.*	900	14,634
Veracyte, Inc.*	800	10,064
Verastem, Inc.*	2,000	6,720
Vericel Corp.*	1,400	24,360
Viking Therapeutics, Inc.*	1,700	13,005
WaVe Life Sciences Ltd.*	700	29,428
ZIOPHARM Oncology, Inc.*	4,627	8,652

		2,974,932

Building Materials — 1.4%
AAON, Inc.	1,585	55,570
Apogee Enterprises, Inc.	1,043	31,133
Armstrong Flooring, Inc.*	1,000	11,840
Boise Cascade Co.	1,400	33,390
Builders FirstSource, Inc.*	4,173	45,527
Caesarstone Ltd.	1,000	13,580
Comfort Systems USA, Inc.	1,327	57,963
Continental Building Products, Inc.*	1,500	38,175
Forterra, Inc.*	900	3,384
Gibraltar Industries, Inc.*	1,201	42,744
Griffon Corp.	1,256	13,125
JELD-WEN Holding, Inc.*	2,600	36,946
Louisiana-Pacific Corp.	5,594	124,299
Masonite International Corp.*	1,100	49,313

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
NCI Building Systems, Inc.*	1,664	$12,064
Patrick Industries, Inc.*	975	28,870
PGT Innovations, Inc.*	1,700	26,945
Quanex Building Products Corp.	1,425	19,366
Simpson Manufacturing Co., Inc.	1,585	85,796
Summit Materials, Inc., Class A*	4,105	50,902
Trex Co., Inc.*	2,324	137,953
Universal Forest Products, Inc.	2,349	60,980
US Concrete, Inc.*	600	21,168

		1,001,033

Chemicals — 1.7%
AdvanSix, Inc.*	1,200	29,208
AgroFresh Solutions, Inc.*	1,400	5,306
American Vanguard Corp.	1,078	16,375
Balchem Corp.	1,205	94,412
Codexis, Inc.*	1,600	26,720
CSW Industrials, Inc.*	600	29,010
Ferro Corp.*	3,238	50,772
GCP Applied Technologies, Inc.*	2,700	66,285
H.B. Fuller Co.	1,980	84,487
Hawkins, Inc.	449	18,387
Ingevity Corp.*	1,600	133,904
Innophos Holdings, Inc.	796	19,526
Innospec, Inc.	900	55,584
Intrepid Potash, Inc.*	3,700	9,620
Kraton Corp.*	1,241	27,103
Kronos Worldwide, Inc.	900	10,368
Landec Corp.*	1,218	14,421
Minerals Technologies, Inc.	1,328	68,179
Oil-Dri Corp. of America	97	2,570
OMNOVA Solutions, Inc.*	1,268	9,294
PolyOne Corp.	3,155	90,233
PQ Group Holdings, Inc.*	1,100	16,291
Quaker Chemical Corp.	511	90,810
Rayonier Advanced Materials, Inc.	1,900	20,235
Rogers Corp.*	660	65,380
Sensient Technologies Corp.	1,658	92,599
Stepan Co.	808	59,792
Tronox Ltd., Class A	3,400	26,452

		1,233,323

Coal — 0.3%
Arch Coal, Inc., Class A	700	58,093
Cloud Peak Energy, Inc.*	2,900	1,062
CONSOL Energy, Inc.*	1,100	34,881
Peabody Energy Corp.	3,100	94,488
SunCoke Energy, Inc.*	2,341	20,016
Warrior Met Coal, Inc.	1,300	31,343

		239,883

Commercial Services — 5.5%
Aaron’s, Inc.	2,700	113,535
ABM Industries, Inc.	2,539	81,527
Acacia Research Corp.*	1,880	5,602
Adtalem Global Education, Inc.*	2,200	104,104
Alarm.com Holdings, Inc.*	1,200	62,244
American Public Education, Inc.*	755	21,487

	Number of Shares	Value†

Commercial Services — (continued)
AMN Healthcare Services, Inc.*	1,809	$102,498
ASGN, Inc.*	1,952	106,384
Avalara, Inc.*	300	9,345
Avis Budget Group, Inc.*	2,700	60,696
B. Riley Financial, Inc.	500	7,100
Barrett Business Services, Inc.	342	19,580
BrightView Holdings, Inc.*	900	9,189
Cardtronics PLC, Class A*	1,563	40,638
Care.com, Inc.*	900	17,379
Career Education Corp.*	2,300	26,266
Carriage Services, Inc.	600	9,300
CBIZ, Inc.*	2,140	42,158
Chegg, Inc.*	4,100	116,522
CorVel Corp.*	362	22,343
CRA International, Inc.	274	11,659
Cross Country Healthcare, Inc.*	1,084	7,946
Deluxe Corp.	1,807	69,461
Emerald Expositions Events, Inc.	1,100	13,574
Ennis, Inc.	858	16,517
Everi Holdings, Inc.*	2,500	12,875
EVERTEC, Inc.	2,139	61,389
Evo Payments, Inc., Class A*	600	14,802
ExlService Holdings, Inc.*	1,300	68,406
Forrester Research, Inc.	375	16,763
Franklin Covey Co.*	197	4,399
FTI Consulting, Inc.*	1,456	97,028
Great Lakes Dredge & Dock Corp.*	2,751	18,212
Green Dot Corp., Class A*	1,800	143,136
Healthcare Services Group, Inc.	2,880	115,718
HealthEquity, Inc.*	2,100	125,265
Heidrick & Struggles International, Inc.	669	20,866
Herc Holdings, Inc.*	900	23,391
Hertz Global Holdings, Inc.*	2,100	28,665
HMS Holdings Corp.*	3,015	84,812
Huron Consulting Group, Inc.*	828	42,485
ICF International, Inc.	748	48,455
Information Services Group, Inc.*	1,600	6,784
Insperity, Inc.	1,448	135,185
James River Group Holdings Ltd.	900	32,886
K12, Inc.*	1,152	28,558
Kelly Services, Inc., Class A	1,014	20,767
Kforce, Inc.	886	27,395
Korn/Ferry International	2,190	86,593
Laureate Education, Inc., Class A*	3,200	48,768
LendingTree, Inc.*	300	65,871
LiveRamp Holdings, Inc.*	2,967	114,615
LSC Communications, Inc.	1,300	9,100
Matthews International Corp., Class A	1,205	48,947
MAXIMUS, Inc.	2,488	161,944
McGrath RentCorp	953	49,060
Medifast, Inc.	431	53,884
MoneyGram International, Inc.*	1,078	2,156
Monro, Inc.	1,237	85,044
Multi-Color Corp.	567	19,896
National Research Corp.	387	14,760
Navigant Consulting, Inc.	1,584	38,095

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Paylocity Holding Corp.*	1,100	$66,231
PFSweb, Inc.*	800	4,104
PRGX Global, Inc.*	1,100	10,417
Quad/Graphics, Inc.	1,300	16,016
Rent-A-Center, Inc.*	1,953	31,619
Resources Connection, Inc.	922	13,092
RR Donnelley & Sons Co.	2,700	10,692
SEACOR Marine Holdings, Inc.*	603	7,091
ServiceSource International, Inc.*	2,400	2,592
Sotheby’s*	1,441	57,265
SP Plus Corp.*	893	26,379
Strategic Education, Inc.	756	85,746
Team, Inc.*	1,183	17,331
The Brink’s Co.	1,910	123,482
The Hackett Group, Inc.	1,116	17,867
The Providence Service Corp.*	400	24,008
Travelport Worldwide Ltd.	4,700	73,414
TriNet Group, Inc.*	1,600	67,120
TrueBlue, Inc.*	1,576	35,066
Vectrus, Inc.*	300	6,474
Viad Corp.	771	38,619
Weight Watchers International, Inc.*	1,500	57,825
Willdan Group, Inc.*	300	10,494

		3,876,973

Computers — 2.1%
3D Systems Corp.*	4,400	44,748
A10 Networks, Inc.*	2,000	12,480
Agilysys, Inc.*	376	5,392
CACI International, Inc., Class A*	950	136,829
Carbon Black, Inc.*	1,400	18,788
Carbonite, Inc.*	1,000	25,260
ConvergeOne Holdings, Inc.	900	11,142
Cray, Inc.*	1,599	34,522
Diebold Nixdorf, Inc.	2,900	7,221
Digimarc Corp.*	300	4,350
DMC Global, Inc.	700	24,584
Electronics For Imaging, Inc.*	1,824	45,235
Engility Holdings, Inc.*	700	19,922
ForeScout Technologies, Inc.*	1,100	28,589
Immersion Corp.*	842	7,544
Insight Enterprises, Inc.*	1,343	54,727
LivePerson, Inc.*	1,925	36,306
Lumentum Holdings, Inc.*	2,713	113,973
Maxwell Technologies, Inc.*	1,500	3,105
Mercury Systems, Inc.*	1,836	86,824
Mitek Systems, Inc.*	1,400	15,134
MTS Systems Corp.	660	26,486
NetScout Systems, Inc.*	2,965	70,063
OneSpan, Inc.*	1,028	13,313
PAR Technology Corp.*	600	13,050
Perspecta, Inc.	5,500	94,710
PlayAGS, Inc.*	800	18,400
Presidio, Inc.	1,400	18,270
Qualys, Inc.*	1,300	97,162
Science Applications International Corp.	1,700	108,290
Stratasys Ltd.*	1,800	32,418

	Number of Shares	Value†

Computers — (continued)
Sykes Enterprises, Inc.*	1,536	$37,985
Tenable Holdings, Inc.*	500	11,095
The KeyW Holding Corp.*	2,200	14,718
TTEC Holdings, Inc.	507	14,485
Unisys Corp.*	2,224	25,865
USA Technologies, Inc.*	1,800	7,002
Varonis Systems, Inc.*	1,100	58,190
Virtusa Corp.*	1,089	46,381
Vocera Communications, Inc.*	1,100	43,285
Vuzix Corp.*	1,300	6,253

		1,494,096

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.*	2,100	78,435
elf Beauty, Inc.*	800	6,928
Inter Parfums, Inc.	624	40,916
Revlon, Inc., Class A*	570	14,358

		140,637

Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc.*	2,581	81,869
BlueLinx Holdings, Inc.*	300	7,413
Castle Brands, Inc.*	5,500	4,678
Core-Mark Holding Co., Inc.	1,764	41,013
Essendant, Inc.	1,519	19,109
Fossil Group, Inc.*	1,700	26,741
H&E Equipment Services, Inc.	1,159	23,667
Nexeo Solutions, Inc.*	1,000	8,590
Owens & Minor, Inc.	2,276	14,407
ScanSource, Inc.*	981	33,727
SiteOne Landscape Supply, Inc.*	1,500	82,905
Titan Machinery, Inc.*	523	6,877
Triton International Ltd.	1,993	61,923
Veritiv Corp.*	500	12,485

		425,404

Diversified Financial Services — 1.8%
Aircastle Ltd.	1,976	34,066
Altisource Portfolio Solutions SA*	500	11,245
Artisan Partners Asset Management, Inc., Class A	1,700	37,587
BrightSphere Investment Group PLC	3,000	32,040
Cohen & Steers, Inc.	817	28,039
Cowen, Inc.*	947	12,633
Curo Group Holdings Corp.*	400	3,796
Diamond Hill Investment Group, Inc.	107	15,991
Elevate Credit, Inc.*	1,100	4,928
Ellie Mae, Inc.*	1,300	81,679
Encore Capital Group, Inc.*	997	23,430
Enova International, Inc.*	1,229	23,916
Federal Agricultural Mortgage Corp., Class C	300	18,132
Federated Investors, Inc., Class B	3,700	98,235
Focus Financial Partners, Inc., Class A*	700	18,431
GAIN Capital Holdings, Inc.	1,800	11,088
GAMCO Investors, Inc., Class A	215	3,631
Greenhill & Co., Inc.	800	19,520
Hamilton Lane, Inc., Class A	500	18,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
Houlihan Lokey, Inc.	1,100	$40,480
Impac Mortgage Holdings, Inc.*	500	1,890
INTL. FCStone, Inc.*	593	21,692
Investment Technology Group, Inc.	1,300	39,312
Ladenburg Thalmann Financial Services, Inc.	4,000	9,320
LendingClub Corp.*	12,100	31,823
Marlin Business Services Corp.	200	4,466
Moelis & Co., Class A	1,700	58,446
Mr. Cooper Group, Inc.*	2,792	32,583
Nelnet, Inc., Class A	799	41,820
Ocwen Financial Corp.*	3,800	5,092
On Deck Capital, Inc.*	2,200	12,980
Oppenheimer Holdings, Inc., Class A	238	6,081
PennyMac Financial Services, Inc.	500	10,630
Piper Jaffray Cos., Inc.	587	38,648
PJT Partners, Inc., Class A	800	31,008
PRA Group, Inc.*	1,848	45,036
Pzena Investment Management, Inc., Class A	830	7,180
R1 RCM, Inc.*	3,900	31,005
Regional Management Corp.*	300	7,215
Stifel Financial Corp.	2,706	112,083
Teton Advisors, Inc., Class A	2	103
Virtus Investment Partners, Inc.	240	19,063
Waddell & Reed Financial, Inc., Class A	3,200	57,856
WageWorks, Inc.*	1,500	40,740
Westwood Holdings Group, Inc.	311	10,574
WisdomTree Investments, Inc.	4,400	29,260
World Acceptance Corp.*	262	26,792

		1,270,065

Electric — 2.0%
ALLETE, Inc.	1,951	148,705
Ameresco, Inc., Class A*	1,100	15,510
Atlantic Power Corp.*	4,127	8,956
Avista Corp.	2,439	103,609
Black Hills Corp.	2,048	128,573
Clearway Energy, Inc., Class A	1,500	25,380
Clearway Energy, Inc., Class C	2,500	43,125
El Paso Electric Co.	1,577	79,055
IDACORP, Inc.	1,901	176,907
MGE Energy, Inc.	1,342	80,466
NorthWestern Corp.	1,880	111,747
Ormat Technologies, Inc.	1,500	78,450
Otter Tail Corp.	1,592	79,027
PNM Resources, Inc.	3,110	127,790
Portland General Electric Co.	3,456	158,458
Spark Energy, Inc., Class A	400	2,972
Unitil Corp.	463	23,446

		1,392,176

Electrical Components & Equipment — 0.8%
Advanced Energy Industries, Inc.*	1,493	64,095
Belden, Inc.	1,555	64,952
Encore Wire Corp.	771	38,689
Energous Corp.*	700	4,053
EnerSys	1,623	125,961

	Number of Shares	Value†

Electrical Components & Equipment — (continued)
Generac Holdings, Inc.*	2,349	$116,745
Graham Corp.	466	10,644
Insteel Industries, Inc.	691	16,778
nLight, Inc.*	900	16,002
Novanta, Inc.*	1,300	81,900
Powell Industries, Inc.	429	10,729
SunPower Corp.*	2,300	11,431
Vicor Corp.*	622	23,505

		585,484

Electronics — 2.1%
Allied Motion Technologies, Inc.	400	17,876
Applied Optoelectronics, Inc.*	700	10,801
AVX Corp.	1,600	24,400
Badger Meter, Inc.	1,118	55,017
Bel Fuse, Inc., Class B	269	4,955
Benchmark Electronics, Inc.	1,813	38,399
Brady Corp., Class A	1,857	80,705
Control4 Corp.*	1,000	17,600
Electro Scientific Industries, Inc.*	1,300	38,948
ESCO Technologies, Inc.	1,034	68,192
FARO Technologies, Inc.*	620	25,197
Fitbit, Inc., Class A*	8,300	41,251
Fluidigm Corp.*	1,100	9,482
GoPro, Inc., Class A*	3,700	15,688
II-VI, Inc.*	2,356	76,476
IMAX Corp.*	2,100	39,501
IntriCon Corp.*	200	5,276
Iteris, Inc.*	1,200	4,476
Itron, Inc.*	1,300	61,477
KEMET Corp.	2,200	38,588
Kimball Electronics, Inc.*	933	14,452
Mesa Laboratories, Inc.	100	20,839
Methode Electronics, Inc.	1,460	34,003
Napco Security Technologies, Inc.*	600	9,450
NVE Corp.	209	18,296
OSI Systems, Inc.*	657	48,158
Park Electrochemical Corp.	833	15,052
Plexus Corp.*	1,303	66,557
Sanmina Corp.*	2,626	63,182
ShotSpotter, Inc.*	300	9,354
Sparton Corp.*	400	7,276
Stoneridge, Inc.*	1,073	26,450
Tech Data Corp.*	1,418	116,007
TTM Technologies, Inc.*	3,629	35,310
Turtle Beach Corp.*	400	5,708
Vishay Intertechnology, Inc.	5,100	91,851
Vishay Precision Group, Inc.*	300	9,069
Watts Water Technologies, Inc., Class A	1,117	72,080
Woodward, Inc.	2,001	148,654
ZAGG, Inc.*	900	8,802

		1,494,855

Energy-Alternate Sources — 0.4%
Clean Energy Fuels Corp.*	6,800	11,696
Enphase Energy, Inc.*	3,300	15,609
FutureFuel Corp.	1,100	17,446

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — (continued)
Green Plains, Inc.	1,467	$19,232
Pattern Energy Group, Inc., Class A	3,000	55,860
Plug Power, Inc.*	6,800	8,432
Renewable Energy Group, Inc.*	1,600	41,120
REX American Resources Corp.*	192	13,077
Sunrun, Inc.*	3,600	39,204
TerraForm Power, Inc., Class A	2,779	31,181
TPI Composites, Inc.*	400	9,832
Vivint Solar, Inc.*	800	3,048

		265,737

Engineering & Construction — 1.1%
Aegion Corp.*	1,255	20,482
Argan, Inc.	536	20,282
Dycom Industries, Inc.*	1,153	62,308
EMCOR Group, Inc.	2,263	135,079
Exponent, Inc.	1,880	95,335
Granite Construction, Inc.	1,733	69,805
IES Holdings, Inc.*	400	6,220
Infrastructure and Energy Alternatives, Inc.*	900	7,371
KBR, Inc.	5,200	78,936
MasTec, Inc.*	2,364	95,884
Mistras Group, Inc.*	800	11,504
MYR Group, Inc.*	683	19,240
NV5 Global, Inc.*	300	18,165
Orion Group Holdings, Inc.*	1,137	4,878
Sterling Construction Co.*	1,000	10,890
TopBuild Corp.*	1,400	63,000
Tutor Perini Corp.*	1,397	22,310
VSE Corp.	308	9,212
Willscot Corp.*	1,200	11,304

		762,205

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A	2,155	26,463
Churchill Downs, Inc.	433	105,626
Eldorado Resorts, Inc.*	2,500	90,525
Eros International PLC*	1,200	9,948
Golden Entertainment, Inc.*	800	12,816
International Speedway Corp., Class A	858	37,632
Marriott Vacations Worldwide Corp.	1,479	104,284
National CineMedia, Inc.	2,374	15,384
Penn National Gaming, Inc.*	4,032	75,923
RCI Hospitality Holdings, Inc.	400	8,932
Reading International, Inc., Class A*	700	10,178
Red Rock Resorts, Inc., Class A	2,700	54,837
Scientific Games Corp.*	2,100	37,548
SeaWorld Entertainment, Inc.*	2,100	46,389
Speedway Motorsports, Inc.	316	5,141

		641,626

Environmental Control — 0.8%
Advanced Disposal Services, Inc.*	2,800	67,032
Advanced Emissions Solutions, Inc.	800	8,440
AquaVenture Holdings Ltd.*	400	7,556
Casella Waste Systems, Inc., Class A*	1,500	42,735
CECO Environmental Corp.*	1,309	8,836
Covanta Holding Corp.	4,600	61,732

	Number of Shares	Value†

Environmental Control — (continued)
Energy Recovery, Inc.*	1,500	$10,095
Evoqua Water Technologies Corp.*	2,900	27,840
Heritage-Crystal Clean, Inc.*	600	13,806
MSA Safety, Inc.	1,321	124,531
Pure Cycle Corp.*	900	8,937
Tetra Tech, Inc.	2,164	112,030
U.S. Ecology, Inc.	842	53,029

		546,599

Food — 1.5%
B&G Foods, Inc.	2,572	74,357
Cal-Maine Foods, Inc.	1,246	52,706
Calavo Growers, Inc.	651	47,497
Darling Ingredients, Inc.*	6,267	120,577
Dean Foods Co.	3,700	14,097
Fresh Del Monte Produce, Inc.	1,316	37,203
Hostess Brands, Inc.*	3,800	41,572
Ingles Markets, Inc., Class A	604	16,441
J&J Snack Foods Corp.	596	86,176
John B. Sanfilippo & Son, Inc.	300	16,698
Lancaster Colony Corp.	733	129,638
Nutrisystem, Inc.	1,080	47,390
Performance Food Group Co.*	3,800	122,626
Sanderson Farms, Inc.	734	72,879
Seneca Foods Corp., Class A*	211	5,954
Smart & Final Stores, Inc.*	1,100	5,214
SpartanNash Co.	1,530	26,285
The Chefs’ Warehouse, Inc.*	750	23,985
The Simply Good Foods Co.*	2,300	43,470
Tootsie Roll Industries, Inc.	699	23,347
United Natural Foods, Inc.*	1,900	20,121
Village Super Market, Inc., Class A	268	7,166
Weis Markets, Inc.	366	17,488

		1,052,887

Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	678	16,523
Neenah, Inc.	674	39,712
P.H. Glatfelter Co.	1,659	16,192
Schweitzer-Mauduit International, Inc.	1,176	29,459
Verso Corp., Class A*	1,300	29,120

		131,006

Gas — 1.1%
Chesapeake Utilities Corp.	635	51,626
New Jersey Resources Corp.	3,364	153,634
Northwest Natural Holding Co.	1,050	63,483
ONE Gas, Inc.	2,000	159,200
RGC Resources, Inc.	400	11,984
South Jersey Industries, Inc.	3,380	93,964
Southwest Gas Holdings, Inc.	1,786	136,629
Spire, Inc.	1,856	137,492

		808,012

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,670	71,610
Kennametal, Inc.	3,100	103,168

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Hand & Machine Tools — (continued)
Milacron Holdings Corp.*	2,500	$29,725

		204,503

Healthcare Products — 3.8%
Accelerate Diagnostics, Inc.*	951	10,936
Accuray, Inc.*	2,738	9,336
AngioDynamics, Inc.*	1,458	29,349
AtriCure, Inc.*	1,200	36,720
Atrion Corp.	53	39,277
Avanos Medical, Inc.*	1,800	80,622
AxoGen, Inc.*	1,200	24,516
BioTelemetry, Inc.*	1,300	77,636
Cardiovascular Systems, Inc.*	1,300	37,037
CareDx, Inc.*	1,200	30,168
Cerus Corp.*	5,000	25,350
CONMED Corp.	1,003	64,393
CryoLife, Inc.*	1,399	39,704
Cutera, Inc.*	500	8,510
CytoSorbents Corp.*	1,100	8,888
Endologix, Inc.*	3,198	2,290
FONAR Corp.*	200	4,048
GenMark Diagnostics, Inc.*	1,700	8,262
Genomic Health, Inc.*	709	45,667
Glaukos Corp.*	1,300	73,021
Globus Medical, Inc., Class A*	2,700	116,856
Haemonetics Corp.*	1,946	194,697
Inogen, Inc.*	700	86,919
Inspire Medical Systems, Inc.*	300	12,675
Integer Holdings Corp.*	1,193	90,978
Intersect ENT, Inc.*	1,100	30,998
Invacare Corp.	1,190	5,117
iRhythm Technologies, Inc.*	900	62,532
Lantheus Holdings, Inc.*	1,600	25,040
LeMaitre Vascular, Inc.	700	16,548
LivaNova PLC*	1,900	173,793
Luminex Corp.	1,653	38,201
Meridian Bioscience, Inc.	1,760	30,554
Merit Medical Systems, Inc.*	1,975	110,225
NanoString Technologies, Inc.*	600	8,898
Natus Medical, Inc.*	1,275	43,388
Nevro Corp.*	1,100	42,779
Novocure Ltd.*	2,700	90,396
NuVasive, Inc.*	2,006	99,417
Nuvectra Corp.*	500	8,170
NxStage Medical, Inc.*	2,584	73,954
Ocular Therapeutix, Inc.*	700	2,786
OPKO Health, Inc.*	12,301	37,026
OraSure Technologies, Inc.*	2,201	25,708
Orthofix Medical, Inc.*	671	35,221
OrthoPediatrics Corp.*	400	13,952
Oxford Immunotec Global PLC*	1,000	12,780
Patterson Cos., Inc.	3,100	60,946
Pulse Biosciences, Inc.*	400	4,584
Quidel Corp.*	1,251	61,074
Rockwell Medical, Inc.*	1,800	4,068
SeaSpine Holdings Corp.*	600	10,944
Sientra, Inc.*	1,000	12,710

	Number of Shares	Value†

Healthcare Products — (continued)
STAAR Surgical Co.*	1,700	$54,247
Surmodics, Inc.*	573	27,080
T2 Biosystems, Inc.*	1,000	3,010
Tactile Systems Technology, Inc.*	700	31,885
Tandem Diabetes Care, Inc.*	1,700	64,549
TransEnterix, Inc.*	6,000	13,560
Utah Medical Products, Inc.	100	8,308
Varex Imaging Corp.*	1,500	35,520
ViewRay, Inc.*	2,200	13,354
Wright Medical Group N.V.*	4,704	128,043

		2,679,220

Healthcare Services — 1.5%
AAC Holdings, Inc.*	200	280
Addus HomeCare Corp.*	300	20,364
Amedisys, Inc.*	1,006	117,813
American Renal Associates Holdings, Inc.*	400	4,608
Apollo Medical Holdings, Inc.*	100	1,985
Brookdale Senior Living, Inc.*	7,100	47,570
Capital Senior Living Corp.*	1,036	7,045
Civitas Solutions, Inc.*	400	7,004
Community Health Systems, Inc.*	3,600	10,152
Evolus, Inc.*	300	3,570
Genesis Healthcare, Inc.*	1,861	2,196
Invitae Corp.*	2,400	26,544
LHC Group, Inc.*	1,118	104,958
Magellan Health, Inc.*	941	53,533
Medpace Holdings, Inc.*	800	42,344
Natera, Inc.*	1,200	16,752
National HealthCare Corp.	406	31,851
RadNet, Inc.*	1,500	15,255
Select Medical Holdings Corp.*	4,100	62,935
Surgery Partners, Inc.*	700	6,853
Syneos Health, Inc.*	2,400	94,440
Teladoc Health, Inc.*	2,600	128,882
Tenet Healthcare Corp.*	3,200	54,848
The Ensign Group, Inc.	1,880	72,925
Tivity Health, Inc.*	1,458	36,173
Triple-S Management Corp., Class B*	891	15,494
U.S. Physical Therapy, Inc.	491	50,254

		1,036,628

Holding Companies — 0.1%
FCB Financial Holdings, Inc., Class A*	1,600	53,728
National Bank Holdings Corp., Class A	1,000	30,870
Tiptree, Inc.	1,100	6,149

		90,747

Home Builders — 0.8%
Beazer Homes USA, Inc.*	1,424	13,499
Cavco Industries, Inc.*	301	39,244
Century Communities, Inc.*	1,100	18,986
Foundation Building Materials, Inc.*	500	4,155
Green Brick Partners, Inc.*	1,100	7,964
Hovnanian Enterprises, Inc., Class A*	4,810	3,290
Installed Building Products, Inc.*	800	26,952
KB Home	3,200	61,120
LGI Homes, Inc.*	800	36,176

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
M/I Homes, Inc.*	1,136	$23,879
MDC Holdings, Inc.	1,701	47,815
Meritage Homes Corp.*	1,490	54,713
Skyline Corp.	1,100	16,159
Tailored Brands, Inc.	1,956	26,680
Taylor Morrison Home Corp., Class A*	4,200	66,780
The New Home Co., Inc.*	600	3,138
TRI Pointe Group, Inc.*	5,700	62,301
William Lyon Homes, Class A*	1,000	10,690
Winnebago Industries, Inc.	1,122	27,164

		550,705

Home Furnishings — 0.5%
American Woodmark Corp.*	569	31,682
Bassett Furniture Industries, Inc.	300	6,012
Daktronics, Inc.	1,209	8,947
Ethan Allen Interiors, Inc.	1,028	18,082
Flexsteel Industries, Inc.	200	4,416
Hamilton Beach Brands Holding Co., Class A	144	3,378
Hooker Furniture Corp.	500	13,170
iRobot Corp.*	982	82,233
Kimball International, Inc., Class B	1,244	17,652
La-Z-Boy, Inc.	1,962	54,367
Roku, Inc.*	1,700	52,088
Sleep Number Corp.*	1,372	43,534
Universal Electronics, Inc.*	600	15,168

		350,729

Household Products & Wares — 0.5%
ACCO Brands Corp.	4,393	29,785
Central Garden & Pet Co.*	500	17,225
Central Garden & Pet Co., Class A*	1,402	43,812
Helen of Troy Ltd.*	995	130,524
Tupperware Brands Corp.	2,000	63,140
WD-40 Co.	546	100,060

		384,546

Housewares — 0.0%
Lifetime Brands, Inc.	400	4,012

Insurance — 3.5%
Ambac Financial Group, Inc.*	1,700	29,308
American Equity Investment Life Holding Co.	3,276	91,531
AMERISAFE, Inc.	708	40,137
Argo Group International Holdings Ltd.	1,232	82,852
Citizens, Inc.*	1,466	11,024
CNO Financial Group, Inc.	6,393	95,128
Crawford & Co., Class B	638	5,742
Donegal Group, Inc., Class A	283	3,862
eHealth, Inc.*	720	27,662
EMC Insurance Group, Inc.	450	14,333
Employers Holdings, Inc.	1,282	53,806
Enstar Group Ltd.*	460	77,082
Essent Group Ltd.*	3,700	126,466
FBL Financial Group, Inc., Class A	427	28,033
FedNat Holding Co.	500	9,960

	Number of Shares	Value†

Insurance — (continued)
FGL Holdings*	5,400	$35,964
Genworth Financial, Inc., Class A*	19,200	89,472
Global Indemnity Ltd.	383	13,876
Goosehead Insurance, Inc., Class A*	400	10,516
Greenlight Capital Re Ltd., Class A*	1,128	9,723
Hallmark Financial Services, Inc.*	255	2,726
HCI Group, Inc.	300	15,243
Health Insurance Innovations, Inc., Class A*	400	10,692
Heritage Insurance Holdings, Inc.	800	11,776
Hilltop Holdings, Inc.	2,783	49,621
Horace Mann Educators Corp.	1,480	55,426
Independence Holding Co.	100	3,520
Investors Title Co.	39	6,891
Kemper Corp.	2,017	133,888
Kingstone Cos., Inc.	500	8,845
Kinsale Capital Group, Inc.	800	44,448
Maiden Holdings Ltd.	2,768	4,567
MBIA, Inc.*	3,300	29,436
MGIC Investment Corp.*	14,127	147,768
National General Holdings Corp.	2,400	58,104
National Western Life Group, Inc., Class A	95	28,567
NI Holdings, Inc.*	600	9,438
NMI Holdings, Inc., Class A*	2,100	37,485
Primerica, Inc.	1,600	156,336
ProAssurance Corp.	2,000	81,120
Protective Insurance Corp., Class B	325	5,411
Radian Group, Inc.	8,403	137,473
RLI Corp.	1,522	105,003
Safety Insurance Group, Inc.	582	47,613
Selective Insurance Group, Inc.	2,175	132,545
State Auto Financial Corp.	476	16,203
Stewart Information Services Corp.	908	37,591
The Navigators Group, Inc.	790	54,897
Third Point Reinsurance Ltd.*	3,100	29,884
Trupanion, Inc.*	900	22,914
United Fire Group, Inc.	880	48,796
United Insurance Holdings Corp.	800	13,296
Universal Insurance Holdings, Inc.	1,251	47,438

		2,451,438

Internet — 2.7%
1-800-Flowers.com, Inc., Class A*	737	9,014
Anaplan, Inc.*	700	18,578
Blucora, Inc.*	1,796	47,845
Boingo Wireless, Inc.*	1,300	26,741
Box, Inc., Class A*	4,900	82,712
Brightcove, Inc.*	1,200	8,448
Cargurus, Inc.*	1,900	64,087
Cars.com, Inc.*	2,800	60,200
Carvana Co.*	1,100	35,981
ChannelAdvisor Corp.*	900	10,215
Cogent Communications Holdings, Inc.	1,619	73,195
eGain Corp.*	900	5,913
Endurance International Group Holdings, Inc.*	2,100	13,965
ePlus, Inc.*	490	34,873
Etsy, Inc.*	4,600	218,822

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Groupon, Inc.*	16,900	$54,080
HealthStream, Inc.	900	21,735
Imperva, Inc.*	1,300	72,397
Internap Corp.*	775	3,216
Leaf Group Ltd.*	900	6,165
Liberty Expedia Holdings, Inc., Class A*	2,100	82,131
Limelight Networks, Inc.*	3,372	7,891
Liquidity Services, Inc.*	1,035	6,386
LiveXLive Media, Inc.*	200	990
New Media Investment Group, Inc.	2,300	26,611
NIC, Inc.	2,629	32,810
Overstock.com, Inc.*	871	11,828
Pandora Media, Inc.*	9,800	79,282
Perficient, Inc.*	1,245	27,714
Q2 Holdings, Inc.*	1,400	69,370
QuinStreet, Inc.*	1,815	29,457
Quotient Technology, Inc.*	2,700	28,836
Rapid7, Inc.*	1,400	43,624
Safeguard Scientifics, Inc.*	850	7,327
Shutterfly, Inc.*	1,290	51,935
Shutterstock, Inc.	800	28,808
Stamps.com, Inc.*	662	103,034
TechTarget, Inc.*	900	10,989
The Meet Group, Inc.*	1,900	8,797
The Trade Desk, Inc., Class A*	1,200	139,272
TrueCar, Inc.*	3,500	31,710
Tucows, Inc., Class A*	400	24,024
VirnetX Holding Corp.*	1,583	3,799
Yelp, Inc.*	3,000	104,970
Zix Corp.*	1,848	10,589
Zscaler, Inc.*	2,300	90,183

		1,930,549

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	6,516
Cannae Holdings, Inc.*	2,400	41,088
Columbia Financial, Inc.*	1,900	29,051

		76,655

Iron & Steel — 0.6%
AK Steel Holding Corp.*	12,000	27,000
Allegheny Technologies, Inc.*	4,800	104,496
Carpenter Technology Corp.	1,800	64,098
Cleveland-Cliffs, Inc.*	11,200	86,128
Commercial Metals Co.	4,500	72,090
Ryerson Holding Corp.*	800	5,072
Schnitzer Steel Industries, Inc., Class A	900	19,395
TimkenSteel Corp.*	1,400	12,236
Universal Stainless & Alloy Products, Inc.*	400	6,484

		396,999

Leisure Time — 0.8%
Acushnet Holdings Corp.	1,100	23,177
Callaway Golf Co.	3,546	54,254
Camping World Holdings, Inc., Class A	1,200	13,764
Clarus Corp.	1,200	12,144
Drive Shack, Inc.*	2,400	9,408
Escalade, Inc.	600	6,870

	Number of Shares	Value†

Leisure Time — (continued)
Fox Factory Holding Corp.*	1,400	$82,418
Johnson Outdoors, Inc., Class A	200	11,748
LCI Industries	891	59,519
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	46,081
Lindblad Expeditions Holdings, Inc.*	700	9,422
Malibu Boats, Inc., Class A*	800	27,840
Marine Products Corp.	88	1,488
MasterCraft Boat Holdings, Inc.*	800	14,960
Nautilus, Inc.*	1,300	14,170
Planet Fitness, Inc., Class A*	3,300	176,946
Town Sports International Holdings, Inc.*	800	5,120
Vista Outdoor, Inc.*	2,200	24,970

		594,299

Lodging — 0.3%
BBX Capital Corp.	2,500	14,325
Belmond Ltd., Class A*	3,445	86,228
Bluegreen Vacations Corp.	400	5,172
Boyd Gaming Corp.	3,066	63,711
Century Casinos, Inc.*	1,100	8,129
Monarch Casino & Resort, Inc.*	485	18,498
Red Lion Hotels Corp.*	800	6,560
The Marcus Corp.	633	25,004

		227,627

Machinery - Construction & Mining — 0.1%
Astec Industries, Inc.	798	24,092
Babcock & Wilcox Enterprises, Inc.*	1,220	476
Hyster-Yale Materials Handling, Inc.	344	21,314

		45,882

Machinery - Diversified — 0.8%
Alamo Group, Inc.	317	24,510
Albany International Corp., Class A	1,132	70,671
Applied Industrial Technologies, Inc.	1,482	79,939
Briggs & Stratton Corp.	1,636	21,399
Cactus, Inc., Class A*	1,400	38,374
Chart Industries, Inc.*	1,177	76,540
Columbus McKinnon Corp.	885	26,674
DXP Enterprises, Inc.*	522	14,533
Gencor Industries, Inc.*	500	5,485
Hurco Cos., Inc.	200	7,140
Ichor Holdings Ltd.*	1,100	17,930
Kadant, Inc.	399	32,503
Lindsay Corp.	353	33,976
Manitex International, Inc.*	800	4,544
NACCO Industries, Inc., Class A	122	4,136
SPX FLOW, Inc.*	1,500	45,630
Tennant Co.	736	38,353
The Gorman-Rupp Co.	751	24,340
The Manitowoc Co., Inc.*	1,325	19,570
Twin Disc, Inc.*	400	5,900

		592,147

Media — 1.4%
Central European Media Enterprises Ltd., Class A*	3,100	8,618
Daily Journal Corp.*	41	9,594

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Entercom Communications Corp., Class A	4,800	$27,408
Entravision Communications Corp., Class A	2,800	8,148
Gannett Co., Inc.	4,800	40,944
Gray Television, Inc.*	2,600	38,324
Hemisphere Media Group, Inc.*	900	10,926
Houghton Mifflin Harcourt Co.*	3,900	34,554
Liberty Media Corp.-Liberty Braves, Class A*	500	12,470
Liberty Media Corp.-Liberty Braves, Class C*	1,300	32,357
Meredith Corp.	1,500	77,910
MSG Networks, Inc., Class A*	2,300	54,188
Nexstar Media Group, Inc., Class A	1,649	129,677
Saga Communications, Inc., Class A	133	4,420
Scholastic Corp.	1,156	46,541
Sinclair Broadcast Group, Inc., Class A	2,717	71,566
TEGNA, Inc.	8,300	90,221
The E.W. Scripps Co., Class A	1,729	27,197
The New York Times Co., Class A	4,821	107,460
TiVo Corp.	4,623	43,502
Tribune Publishing Co.*	700	7,938
WideOpenWest, Inc.*	800	5,704
World Wrestling Entertainment, Inc., Class A	1,614	120,598

		1,010,265

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,400	33,950
Atkore International Group, Inc.*	1,300	25,792
CIRCOR International, Inc.*	635	13,525
Global Brass & Copper Holdings, Inc.	700	17,605
Haynes International, Inc.	564	14,890
L.B. Foster Co., Class A*	500	7,950
Lawson Products, Inc.*	400	12,640
Mueller Industries, Inc.	2,188	51,112
Mueller Water Products, Inc., Class A	6,192	56,347
NN, Inc.	1,000	6,710
Northwest Pipe Co.*	600	13,974
Olympic Steel, Inc.	231	3,296
Omega Flex, Inc.	59	3,190
RBC Bearings, Inc.*	859	112,615
Rexnord Corp.*	4,100	94,095
Sun Hydraulics Corp.	1,059	35,148
The Eastern Co.	300	7,254
TriMas Corp.*	1,795	48,986
Worthington Industries, Inc.	1,584	55,187

		614,266

Mining — 0.5%
Century Aluminum Co.*	1,754	12,822
Coeur Mining, Inc.*	6,928	30,968
Compass Minerals International, Inc.	1,300	54,197
Covia Holdings, Corp.*	1,220	4,172
Energy Fuels, Inc.*	2,800	7,980
Ferroglobe Representation & Warranty Insurance Trust Units*^	2,414	0
Gold Resource Corp.	2,400	9,600
Hecla Mining Co.	18,291	43,167
Kaiser Aluminum Corp.	616	55,003

	Number of Shares	Value†

Mining — (continued)
Livent Corp.*	900	$12,420
Materion Corp.	857	38,556
Ring Energy, Inc.*	2,400	12,192
Smart Sand, Inc.*	700	1,554
Tahoe Resources, Inc.*	11,900	43,435
United States Lime & Minerals, Inc.	29	2,059
Uranium Energy Corp.*	5,300	6,625
US Silica Holdings, Inc.	3,100	31,558

		366,308

Miscellaneous Manufacturing — 1.6%
Actuant Corp., Class A	2,406	50,502
American Outdoor Brands Corp.*	2,179	28,022
AZZ, Inc.	976	39,391
Barnes Group, Inc.	1,765	94,639
Chase Corp.	300	30,015
EnPro Industries, Inc.	817	49,102
Fabrinet*	1,300	66,703
Federal Signal Corp.	2,343	46,626
FreightCar America, Inc.*	570	3,813
GP Strategies Corp.*	400	5,044
Harsco Corp.*	3,200	63,552
Hillenbrand, Inc.	2,374	90,046
John Bean Technologies Corp.	1,229	88,255
Koppers Holdings, Inc.*	820	13,973
LSB Industries, Inc.*	749	4,134
Lydall, Inc.*	600	12,186
Movado Group, Inc.	660	20,869
Myers Industries, Inc.	1,125	16,999
NL Industries, Inc.*	90	316
Park-Ohio Holdings Corp.	400	12,276
Proto Labs, Inc.*	1,000	112,790
Raven Industries, Inc.	1,346	48,712
SPX Corp.*	1,700	47,617
Standex International Corp.	500	33,590
Sturm Ruger & Co., Inc.	719	38,265
Synalloy Corp.	400	6,636
Tredegar Corp.	1,061	16,827
Trinseo SA	1,700	77,826

		1,118,726

Office & Business Equipment — 0.1%
Eastman Kodak Co.*	800	2,040
Pitney Bowes, Inc.	7,200	42,552

		44,592

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	67,518
HNI Corp.	1,743	61,754
Interface, Inc.	2,395	34,129
Knoll, Inc.	1,953	32,185
Steelcase, Inc., Class A	3,531	52,365

		247,951

Oil & Gas — 1.5%
Abraxas Petroleum Corp.*	4,100	4,469

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Adams Resources & Energy, Inc.	100	$3,871
Alta Mesa Resources, Inc., Class A*	3,700	3,700
Bonanza Creek Energy, Inc.*	800	16,536
California Resources Corp.*	1,700	28,968
Callon Petroleum Co.*	8,600	55,814
Carrizo Oil & Gas, Inc.*	2,965	33,475
Cobalt International Energy, Inc.*^	1	0
CVR Energy, Inc.	700	24,136
Delek US Holdings, Inc.	3,179	103,349
Denbury Resources, Inc.*	16,800	28,728
Diamond Offshore Drilling, Inc.*	2,500	23,600
Earthstone Energy, Inc., Class A*	700	3,164
Eclipse Resources Corp.*	1,400	1,470
EP Energy Corp., Class A*	1,800	1,260
Evolution Petroleum Corp.	1,200	8,184
Gulfport Energy Corp.*	6,700	43,885
Halcon Resources Corp.*	4,900	8,330
HighPoint Resources Corp.*	3,725	9,275
Isramco, Inc.*	21	2,489
Jagged Peak Energy, Inc.*	2,200	20,064
Laredo Petroleum, Inc.*	5,900	21,358
Lilis Energy, Inc.*	1,700	2,329
Matador Resources Co.*	3,900	60,567
Midstates Petroleum Co., Inc.*	400	3,004
Murphy USA, Inc.*	1,200	91,968
Noble Corp. PLC*	9,500	24,890
Northern Oil & Gas, Inc.*	4,100	9,266
Oasis Petroleum, Inc.*	10,100	55,853
Panhandle Oil and Gas, Inc., Class A	634	9,827
Par Pacific Holdings, Inc.*	1,318	18,689
PDC Energy, Inc.*	2,612	77,733
Penn Virginia Corp.*	500	27,030
Resolute Energy Corp.*	800	23,184
Rowan Cos., PLC, Class A*	4,600	38,594
Sanchez Energy Corp.*	2,700	729
SandRidge Energy, Inc.*	1,400	10,654
SilverBow Resources, Inc.*	300	7,092
Southwestern Energy Co.*	22,500	76,725
Talos Energy, Inc.*	800	13,056
Trecora Resources*	1,000	7,800
Ultra Petroleum Corp.*	7,600	5,777
Unit Corp.*	2,100	29,988
W&T Offshore, Inc.*	3,543	14,597
WildHorse Resource Development Corp.*	1,000	14,110
Zion Oil & Gas, Inc.*	2,300	960

		1,070,547

Oil & Gas Services — 1.1%
Archrock, Inc.	5,000	37,450
Basic Energy Services, Inc.*	700	2,688
C&J Energy Services, Inc.*	2,500	33,750
CARBO Ceramics, Inc.*	800	2,784
Dawson Geophysical Co.*	1,100	3,718
Dril-Quip, Inc.*	1,500	45,045
Exterran Corp.*	1,300	23,010
Flotek Industries, Inc.*	2,000	2,180
Forum Energy Technologies, Inc.*	2,700	11,151

	Number of Shares	Value†

Oil & Gas Services — (continued)
Frank’s International N.V.*	3,100	$16,182
FTS International, Inc.*	800	5,688
Helix Energy Solutions Group, Inc.*	5,401	29,219
Independence Contract Drilling, Inc.*	1,100	3,432
ION Geophysical Corp.*	400	2,072
Keane Group, Inc.*	2,300	18,814
Key Energy Services, Inc.*	400	828
KLX Energy Services Holdings, Inc.*	800	18,760
Liberty Oilfield Services, Inc., Class A	1,700	22,015
Mammoth Energy Services, Inc.	500	8,990
Matrix Service Co.*	987	17,707
McDermott International, Inc.*	6,913	45,211
MRC Global, Inc.*	3,400	41,582
Natural Gas Services Group, Inc.*	594	9,765
NCS Multistage Holdings, Inc.*	400	2,036
Newpark Resources, Inc.*	3,512	24,127
Nine Energy Service, Inc.*	300	6,762
NOW, Inc.*	4,300	50,052
Oceaneering International, Inc.*	3,800	45,980
Oil States International, Inc.*	2,400	34,272
Pioneer Energy Services Corp.*	2,650	3,260
ProPetro Holding Corp.*	2,900	35,728
SEACOR Holdings, Inc.*	600	22,200
Select Energy Services, Inc., Class A*	1,700	10,744
Solaris Oilfield Infrastructure, Inc., Class A	1,200	14,508
SRC Energy, Inc.*	9,000	42,300
Superior Energy Services, Inc.*	6,000	20,100
TETRA Technologies, Inc.*	5,379	9,037
Thermon Group Holdings, Inc.*	1,100	22,308
Transocean Ltd.*	3,386	23,499

		768,954

Packaging and Containers — 0.1%
Greif, Inc., Class A	1,000	37,110
Greif, Inc., Class B	200	8,880
UFP Technologies, Inc.*	300	9,012

		55,002

Pharmaceuticals — 3.5%
Achaogen, Inc.*	1,100	1,353
Aclaris Therapeutics, Inc.*	800	5,912
Adamas Pharmaceuticals, Inc.*	700	5,978
Aeglea BioTherapeutics, Inc.*	900	6,741
Aerie Pharmaceuticals, Inc.*	1,400	50,540
Aimmune Therapeutics, Inc.*	1,700	40,664
Akcea Therapeutics, Inc.*	600	18,084
Akebia Therapeutics, Inc.*	3,010	16,645
Akorn, Inc.*	3,600	12,204
Amicus Therapeutics, Inc.*	7,000	67,060
Amneal Pharmaceuticals, Inc.*	3,337	45,150
Amphastar Pharmaceuticals, Inc.*	1,400	27,860
Anika Therapeutics, Inc.*	500	16,805
Antares Pharma, Inc.*	5,600	15,232
Apellis Pharmaceuticals, Inc.*	1,400	18,466
Aratana Therapeutics, Inc.*	900	5,517
Array BioPharma, Inc.*	7,548	107,559
Assertio Therapeutics, Inc.*	2,283	8,242

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Athenex, Inc.*	1,600	$20,304
BioScrip, Inc.*	4,411	15,747
BioSpecifics Technologies Corp.*	200	12,120
Calithera Biosciences, Inc.*	1,200	4,812
Cara Therapeutics, Inc.*	800	10,400
Catalyst Pharmaceuticals, Inc.*	2,800	5,376
ChemoCentryx, Inc.*	1,000	10,910
Chimerix, Inc.*	1,700	4,369
Clovis Oncology, Inc.*	1,700	30,532
Collegium Pharmaceutical, Inc.*	1,000	17,170
Concert Pharmaceuticals, Inc.*	900	11,295
Corbus Pharmaceuticals Holdings, Inc.*	1,700	9,928
Corcept Therapeutics, Inc.*	3,600	48,096
CTI BioPharma Corp.*	2,000	1,467
Diplomat Pharmacy, Inc.*	2,300	30,958
Dova Pharmaceuticals, Inc.*	500	3,790
Durect Corp.*	3,500	1,691
Eagle Pharmaceuticals, Inc.*	400	16,116
Enanta Pharmaceuticals, Inc.*	600	42,498
Endo International PLC*	8,600	62,780
Esperion Therapeutics, Inc.*	900	41,400
FibroGen, Inc.*	2,900	134,212
Flexion Therapeutics, Inc.*	1,200	13,584
G1 Therapeutics, Inc.*	800	15,320
Global Blood Therapeutics, Inc.*	1,900	77,995
Heron Therapeutics, Inc.*	2,400	62,256
Heska Corp.*	200	17,220
Horizon Pharma PLC*	6,500	127,010
Immune Design Corp.*	400	520
Insys Therapeutics, Inc.*	800	2,800
Intra-Cellular Therapies, Inc.*	1,800	20,502
Ironwood Pharmaceuticals, Inc.*	5,161	53,468
Jounce Therapeutics, Inc.*	400	1,348
Kadmon Holdings, Inc.*	2,700	5,616
Kala Pharmaceuticals, Inc.*	300	1,467
Kindred Biosciences, Inc.*	1,400	15,330
La Jolla Pharmaceutical Co.*	700	6,601
Lannett Co., Inc.*	997	4,945
Madrigal Pharmaceuticals, Inc.*	200	22,544
Mallinckrodt PLC*	3,100	48,980
MannKind Corp.*	5,401	5,725
Marinus Pharmaceuticals, Inc.*	1,400	4,018
MediciNova, Inc.*	1,400	11,438
Melinta Therapeutics, Inc.*	360	286
Mersana Therapeutics, Inc.*	500	2,040
Minerva Neurosciences, Inc.*	800	5,392
Miragen Therapeutics, Inc.*	1,300	3,939
Mirati Therapeutics, Inc.*	700	29,694
MyoKardia, Inc.*	1,200	58,632
NantKwest, Inc.*	800	928
Natural Grocers by Vitamin Cottage, Inc.*	400	6,132
Natural Health Trends Corp.	300	5,547
Nature’s Sunshine Products, Inc.*	200	1,630
Neogen Corp.*	1,869	106,533
Neos Therapeutics, Inc.*	400	660
Odonate Therapeutics, Inc.*	400	5,632

	Number of Shares	Value†

Pharmaceuticals — (continued)
Optinose, Inc.*	600	$3,720
Pacira Pharmaceuticals, Inc.*	1,600	68,832
Phibro Animal Health Corp., Class A	700	22,512
Portola Pharmaceuticals, Inc.*	2,500	48,800
Prestige Consumer Healthcare, Inc.*	2,072	63,983
Progenics Pharmaceuticals, Inc.*	2,601	10,924
Ra Pharmaceuticals, Inc.*	500	9,100
Radius Health, Inc.*	1,500	24,735
Reata Pharmaceuticals, Inc., Class A*	600	33,660
Revance Therapeutics, Inc.*	1,300	26,169
Rhythm Pharmaceuticals, Inc.*	300	8,064
Rocket Pharmaceuticals, Inc.*	800	11,856
Seres Therapeutics, Inc.*	800	3,616
SIGA Technologies, Inc.*	2,000	15,800
Sorrento Therapeutics, Inc.*	3,300	7,920
Spring Bank Pharmaceuticals, Inc.*	600	6,234
Supernus Pharmaceuticals, Inc.*	1,800	59,796
Synergy Pharmaceuticals, Inc.*	7,600	866
Syros Pharmaceuticals, Inc.*	500	2,785
Teligent, Inc.*	1,800	2,466
Tetraphase Pharmaceuticals, Inc.*	1,200	1,356
TG Therapeutics, Inc.*	2,000	8,200
TherapeuticsMD, Inc.*	5,900	22,479
Tricida, Inc.*	400	9,432
Tyme Technologies, Inc.*	2,300	8,487
USANA Health Sciences, Inc.*	448	52,743
Vanda Pharmaceuticals, Inc.*	1,941	50,718
Vital Therapies, Inc.*	1,600	298
Voyager Therapeutics, Inc.*	600	5,640
Xencor, Inc.*	1,800	65,088
Zafgen, Inc.*	1,200	5,940
Zogenix, Inc.*	1,575	57,425

		2,471,359

Pipelines — 0.1%
Primoris Services Corp.	1,490	28,504
SemGroup Corp., Class A	3,000	41,340
Tellurian, Inc.*	3,400	23,630

		93,474

Publishing / Newspapers — 0.1%
Cimpress N.V.*	800	82,736

Real Estate — 0.5%
Consolidated-Tomoka Land Co.	124	6,510
Cushman & Wakefield PLC*	1,700	24,599
Forestar Group, Inc.*	160	2,216
FRP Holdings, Inc.*	269	12,377
HFF, Inc., Class A	1,500	49,740
Kennedy-Wilson Holdings, Inc.	4,581	83,237
Marcus & Millichap, Inc.*	700	24,031
Newmark Group, Inc., Class A	5,600	44,912
RE/MAX Holdings, Inc., Class A	700	21,525
Redfin Corp.*	2,800	40,320
Stratus Properties, Inc.*	300	7,194
The RMR Group, Inc., Class A	267	14,172
The St. Joe Co.*	1,800	23,706

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — (continued)
Trinity Place Holdings, Inc.*	900	$3,906

		358,445

Retail — 5.0%
Abercrombie & Fitch Co., Class A	2,800	56,140
America’s Car-Mart, Inc.*	227	16,446
American Eagle Outfitters, Inc.	6,300	121,779
Asbury Automotive Group, Inc.*	749	49,928
Ascena Retail Group, Inc.*	6,713	16,850
At Home Group, Inc.*	1,700	31,722
Barnes & Noble Education, Inc.*	1,737	6,965
Barnes & Noble, Inc.	2,600	18,434
Bed Bath & Beyond, Inc.	5,100	57,732
Big 5 Sporting Goods Corp.	581	1,505
Big Lots, Inc.	1,700	49,164
Biglari Holdings, Inc., Class A*	4	2,351
Biglari Holdings, Inc., Class B*	40	4,543
BJ’s Restaurants, Inc.	820	41,467
BJ’s Wholesale Club Holdings, Inc.*	2,700	59,832
Bloomin’ Brands, Inc.	3,100	55,459
BMC Stock Holdings, Inc.*	2,700	41,796
Bojangles’, Inc.*	500	8,040
Boot Barn Holdings, Inc.*	700	11,921
Brinker International, Inc.	1,500	65,970
Caleres, Inc.	1,654	46,031
Carrols Restaurant Group, Inc.*	1,113	10,952
Chico’s FAS, Inc.	5,300	29,786
Chuy’s Holdings, Inc.*	600	10,644
Citi Trends, Inc.	503	10,256
Conn’s, Inc.*	704	13,277
Cracker Barrel Old Country Store, Inc.	724	115,739
Dave & Buster’s Entertainment, Inc.	1,600	71,296
Del Frisco’s Restaurant Group, Inc.*	1,000	7,150
Del Taco Restaurants, Inc.*	1,100	10,989
Denny’s Corp.*	2,252	36,505
Dillard’s, Inc., Class A	500	30,155
Dine Brands Global, Inc.	671	45,185
DSW, Inc., Class A	2,500	61,750
Duluth Holdings, Inc., Class B*	500	12,615
El Pollo Loco Holdings, Inc.*	900	13,653
Express, Inc.*	3,154	16,117
EZCORP, Inc., Class A*	1,766	13,651
Fiesta Restaurant Group, Inc.*	1,013	15,712
FirstCash, Inc.	1,639	118,582
Five Below, Inc.*	2,100	214,872
Francesca’s Holdings Corp.*	1,658	1,610
Freshpet, Inc.*	1,100	35,376
Gaia, Inc.*	400	4,144
GameStop Corp., Class A	3,800	47,956
Genesco, Inc.*	795	35,219
GMS, Inc.*	1,200	17,832
GNC Holdings, Inc., Class A*	2,800	6,636
Group 1 Automotive, Inc.	807	42,545
Guess?, Inc.	2,400	49,848
Haverty Furniture, Inc.	750	14,085
Hibbett Sports, Inc.*	955	13,657
Hudson Ltd., Class A*	1,500	25,725

	Number of Shares	Value†

Retail — (continued)
J Alexander’s Holdings, Inc.*	483	$3,975
J. Jill, Inc.*	800	4,264
J.C. Penney Co., Inc.*	12,100	12,584
Jack in the Box, Inc.	1,014	78,717
Kirkland’s, Inc.*	827	7,881
Lands’ End, Inc.*	700	9,947
Lithia Motors, Inc., Class A	894	68,239
Lumber Liquidators Holdings, Inc.*	1,033	9,834
MarineMax, Inc.*	1,000	18,310
Nathan’s Famous, Inc.	100	6,645
National Vision Holdings, Inc.*	2,300	64,791
Noodles & Co.*	300	2,097
Office Depot, Inc.	19,900	51,342
Ollie’s Bargain Outlet Holdings, Inc.*	1,900	126,369
Papa John’s International, Inc.	910	36,227
Party City Holdco., Inc.*	2,100	20,958
PC Connection, Inc.	565	16,797
PetIQ, Inc.*	400	9,388
PetMed Express, Inc.	713	16,584
Pier 1 Imports, Inc.	3,644	1,114
Potbelly Corp.*	1,000	8,050
PriceSmart, Inc.	831	49,112
Red Robin Gourmet Burgers, Inc.*	520	13,894
Regis Corp.*	1,332	22,577
RH*	700	83,874
Rite Aid Corp.*	40,200	28,474
Rush Enterprises, Inc., Class A	1,135	39,135
Rush Enterprises, Inc., Class B	300	10,680
Ruth’s Hospitality Group, Inc.	1,195	27,162
Sally Beauty Holdings, Inc.*	4,700	80,135
Shake Shack, Inc., Class A*	900	40,878
Shoe Carnival, Inc.	458	15,348
Signet Jewelers Ltd.	2,000	63,540
Sonic Automotive, Inc., Class A	1,134	15,604
Sportsman’s Warehouse Holdings, Inc.*	600	2,628
Systemax, Inc.	562	13,426
Texas Roadhouse, Inc.	2,570	153,429
The Buckle, Inc.	1,049	20,288
The Cato Corp., Class A	1,104	15,754
The Cheesecake Factory, Inc.	1,716	74,663
The Children’s Place, Inc.	594	53,513
The Container Store Group, Inc.*	600	2,862
The Habit Restaurants, Inc., Class A*	1,000	10,500
Tile Shop Holdings, Inc.	1,300	7,124
Tilly’s, Inc., Class A	400	4,344
Vera Bradley, Inc.*	800	6,856
Wingstop, Inc.	1,100	70,609
Winmark Corp.	100	15,900
World Fuel Services Corp.	2,600	55,666
Zumiez, Inc.*	703	13,477

		3,503,159

Savings & Loans — 1.6%
Axos Financial, Inc.*	2,400	60,432
Banc of California, Inc.	1,700	22,627
BankFinancial Corp.	609	9,105
Beneficial Bancorp, Inc.	2,773	39,626

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Berkshire Hills Bancorp, Inc.	1,502	$40,509
Brookline Bancorp, Inc.	2,922	40,382
BSB Bancorp, Inc.*	300	8,418
Capitol Federal Financial, Inc.	5,100	65,127
Community Bankers Trust Corp.*	1,300	9,386
Dime Community Bancshares, Inc.	1,230	20,885
Entegra Financial Corp.*	400	8,300
ESSA Bancorp, Inc.	500	7,805
First Defiance Financial Corp.	600	14,706
First Financial Northwest, Inc.	100	1,547
Flagstar Bancorp, Inc.*	1,100	29,040
Flushing Financial Corp.	1,138	24,501
FS Bancorp, Inc.	200	8,576
Hingham Institution for Savings	100	19,774
Home Bancorp, Inc.	300	10,620
HomeStreet, Inc.*	1,000	21,230
HomeTrust Bancshares, Inc.	500	13,090
Investors Bancorp, Inc.	9,555	99,372
Malvern Bancorp, Inc.*	400	7,892
Meridian Bancorp, Inc.	1,874	26,836
Meta Financial Group, Inc.	900	17,451
MutualFirst Financial, Inc.	300	7,971
Northfield Bancorp, Inc.	1,793	24,295
Northwest Bancshares, Inc.	3,775	63,948
OceanFirst Financial Corp.	1,710	38,492
Oritani Financial Corp.	1,718	25,341
Pacific Premier Bancorp, Inc.*	1,716	43,792
Provident Financial Services, Inc.	2,403	57,984
Prudential Bancorp, Inc.	500	8,800
Riverview Bancorp, Inc.	1,100	8,008
SI Financial Group, Inc.	500	6,365
Southern Missouri Bancorp, Inc.	300	10,170
Territorial Bancorp, Inc.	243	6,313
Timberland Bancorp, Inc.	300	6,690
United Community Financial Corp.	1,700	15,045
United Financial Bancorp, Inc.	2,131	31,326
Washington Federal, Inc.	3,100	82,801
Waterstone Financial, Inc.	1,000	16,760
WSFS Financial Corp.	1,071	40,602

		1,121,940

Semiconductors — 2.5%
Alpha & Omega Semiconductor Ltd.*	900	9,171
Ambarella, Inc.*	1,300	45,474
Amkor Technology, Inc.*	4,011	26,312
Aquantia Corp.*	800	7,016
Axcelis Technologies, Inc.*	1,025	18,245
AXT, Inc.*	1,500	6,525
Brooks Automation, Inc.	2,677	70,084
Cabot Microelectronics Corp.	1,061	101,166
CEVA, Inc.*	871	19,240
Cirrus Logic, Inc.*	2,281	75,684
Cohu, Inc.	1,424	22,884
Cree, Inc.*	3,800	162,545
CTS Corp.	1,263	32,699
Diodes, Inc.*	1,399	45,132
Entegris, Inc.	5,370	149,796

	Number of Shares	Value†

Semiconductors — (continued)
FormFactor, Inc.*	2,629	$37,043
Impinj, Inc.*	700	10,185
Inphi Corp.*	1,600	51,440
Integrated Device Technology, Inc.*	4,893	236,968
Kopin Corp.*	1,507	1,506
Lattice Semiconductor Corp.*	4,924	34,074
MACOM Technology Solutions Holdings, Inc.*	1,622	23,535
MaxLinear, Inc.*	2,243	39,477
Nanometrics, Inc.*	900	24,597
Photronics, Inc.*	2,692	26,059
Power Integrations, Inc.	1,095	66,773
Rambus, Inc.*	4,423	33,924
Rudolph Technologies, Inc.*	1,054	21,575
Semtech Corp.*	2,509	115,088
Silicon Laboratories, Inc.*	1,600	126,096
SMART Global Holdings, Inc.*	400	11,880
Synaptics, Inc.*	1,416	52,689
Ultra Clean Holdings, Inc.*	1,300	11,011
Veeco Instruments, Inc.*	1,654	12,256
Xperi Corp.	1,823	33,525

		1,761,674

Software — 4.5%
ACI Worldwide, Inc.*	4,527	125,262
Allscripts Healthcare Solutions, Inc.*	7,100	68,444
Altair Engineering, Inc., Class A*	1,000	27,580
Alteryx, Inc., Class A*	1,100	65,417
Amber Road, Inc.*	600	4,938
American Software, Inc., Class A	1,193	12,467
Appfolio, Inc., Class A*	600	35,532
Apptio, Inc., Class A*	1,300	49,348
Asure Software, Inc.*	500	2,540
Avaya Holdings Corp.*	4,000	58,240
Avid Technology, Inc.*	1,100	5,225
Benefitfocus, Inc.*	800	36,576
Blackbaud, Inc.	1,850	116,365
Blackline, Inc.*	1,300	53,235
Bottomline Technologies, Inc.*	1,545	74,160
Castlight Health, Inc., Class B*	3,600	7,812
Cision Ltd.*	2,500	29,250
Cloudera, Inc.*	3,700	40,922
CommVault Systems, Inc.*	1,548	91,471
Computer Programs & Systems, Inc.	447	11,220
Cornerstone OnDemand, Inc.*	2,000	100,860
Coupa Software, Inc.*	2,000	125,720
CSG Systems International, Inc.	1,281	40,697
Digi International, Inc.*	1,157	11,674
Donnelley Financial Solutions, Inc.*	1,000	14,030
Ebix, Inc.	936	39,836
Envestnet, Inc.*	1,713	84,262
Everbridge, Inc.*	1,000	56,760
Evolent Health, Inc., Class A*	2,600	51,870
Exela Technologies, Inc.*	1,800	7,002
Five9, Inc.*	2,200	96,184
Glu Mobile, Inc.*	4,000	32,280
Hortonworks, Inc.*	2,600	37,492

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
HubSpot, Inc.*	1,400	$176,022
InnerWorkings, Inc.*	1,724	6,448
Inovalon Holdings, Inc., Class A*	2,500	35,450
Instructure, Inc.*	1,200	45,012
ManTech International Corp., Class A	1,039	54,335
Medidata Solutions, Inc.*	2,188	147,515
MicroStrategy, Inc., Class A*	375	47,906
MINDBODY, Inc., Class A*	1,700	61,880
MobileIron, Inc.*	2,700	12,393
Model N, Inc.*	1,100	14,553
Monotype Imaging Holdings, Inc.	1,599	24,817
New Relic, Inc.*	1,700	137,649
NextGen Healthcare, Inc.*	2,204	33,391
Omnicell, Inc.*	1,435	87,879
Park City Group, Inc.*	700	4,179
PDF Solutions, Inc.*	1,200	10,116
pdvWireless, Inc.*	300	11,217
Progress Software Corp.	1,726	61,256
PROS Holdings, Inc.*	1,217	38,214
QAD, Inc., Class A	392	15,417
Ribbon Communications, Inc.*	1,843	8,883
Rosetta Stone, Inc.*	1,000	16,400
SailPoint Technologies Holding, Inc.*	2,600	61,074
SendGrid, Inc.*	1,100	47,487
Simulations Plus, Inc.	600	11,940
SPS Commerce, Inc.*	700	57,666
SYNNEX Corp.	1,646	133,063
Tabula Rasa HealthCare, Inc.*	700	44,632
Upland Software, Inc.*	600	16,308
Verint Systems, Inc.*	2,395	101,332
Veritone, Inc.*	400	1,520
Workiva, Inc.*	900	32,301

		3,172,926

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	56,420
Wesco Aircraft Holdings, Inc.*	2,240	17,696

		74,116

Telecommunications — 2.5%
8X8, Inc.*	3,400	61,336
Acacia Communications, Inc.*	1,000	38,000
ADTRAN, Inc.	1,905	20,460
Aerohive Networks, Inc.*	1,300	4,238
Anixter International, Inc.*	1,134	61,588
ATN International, Inc.	449	32,117
CalAmp Corp.*	1,400	18,214
Calix, Inc.*	1,487	14,498
Casa Systems, Inc.*	600	7,878
Ciena Corp.*	5,500	186,505
Cincinnati Bell, Inc.*	1,682	13,086
Clearfield, Inc.*	400	3,968
Comtech Telecommunications Corp.	952	23,172
Consolidated Communications Holdings, Inc.	2,571	25,401
Extreme Networks, Inc.*	4,147	25,297
Finisar Corp.*	4,221	91,174

	Number of Shares	Value†

Telecommunications — (continued)
Frontier Communications Corp.*	3,073	$7,314
Gogo, Inc.*	2,200	6,578
GTT Communications, Inc.*	1,600	37,856
Harmonic, Inc.*	2,870	13,546
HC2 Holdings, Inc.*	700	1,848
Infinera Corp.*	5,194	20,724
Intelsat SA*	2,100	44,919
InterDigital, Inc.	1,294	85,960
Iridium Communications, Inc.*	3,500	64,575
j2 Global, Inc.	1,774	123,080
Knowles Corp.*	3,452	45,946
KVH Industries, Inc.*	354	3,643
Liberty Latin America Ltd., Class A*	1,700	24,616
Liberty Latin America Ltd., Class C*	4,300	62,651
Loral Space & Communications, Inc.*	546	20,338
Maxar Technologies Ltd.	2,200	26,312
NeoPhotonics Corp.*	1,300	8,424
NETGEAR, Inc.*	1,229	63,945
NII Holdings, Inc.*	3,400	14,994
Ooma, Inc.*	900	12,492
ORBCOMM, Inc.*	2,700	22,302
Plantronics, Inc.	1,267	41,938
Preformed Line Products Co.	145	7,866
Quantenna Communications, Inc.*	1,400	20,090
RigNet, Inc.*	500	6,320
Shenandoah Telecommunications Co.	1,718	76,021
Spok Holdings, Inc.	612	8,115
Telenav, Inc.*	1,000	4,060
ViaSat, Inc.*	2,062	121,555
Viavi Solutions, Inc.*	8,800	88,440
Vonage Holdings Corp.*	8,500	74,205
Windstream Holdings, Inc.*	1,357	2,836

		1,790,441

Textiles — 0.1%
Culp, Inc.	500	9,450
UniFirst Corp.	577	82,551

		92,001

Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	400	5,260

Transportation — 1.2%
Air Transport Services Group, Inc.*	2,085	47,559
ArcBest Corp.	995	34,089
Ardmore Shipping Corp.*	800	3,736
Atlas Air Worldwide Holdings, Inc.*	848	35,777
Bristow Group, Inc.*	1,350	3,280
CAI International, Inc.*	660	15,332
Costamare, Inc.	1,200	5,268
Covenant Transportation Group, Inc., Class A*	400	7,680
CryoPort, Inc.*	1,000	11,030
Daseke, Inc.*	1,800	6,624
DHT Holdings, Inc.	3,900	15,288
Dorian LPG Ltd.*	1,032	6,016
Eagle Bulk Shipping, Inc.*	1,500	6,915

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Echo Global Logistics, Inc.*	1,000	$20,330
Era Group, Inc.*	800	6,992
Forward Air Corp.	1,196	65,601
Frontline Ltd.*	2,800	15,484
GasLog Ltd.	1,700	27,982
Golar LNG Ltd.	3,800	82,688
Heartland Express, Inc.	1,967	35,996
Hub Group, Inc., Class A*	1,243	46,078
International Seaways, Inc.*	1,133	19,080
Marten Transport Ltd.	1,451	23,492
Matson, Inc.	1,600	51,232
Nordic American Tankers Ltd.	3,567	7,134
Overseas Shipholding Group, Inc., Class A*	1,600	2,656
PHI, Inc.*	593	1,097
Radiant Logistics, Inc.*	1,000	4,250
Safe Bulkers, Inc.*	2,600	4,628
Saia, Inc.*	961	53,643
Scorpio Bulkers, Inc.	2,600	14,378
Scorpio Tankers, Inc.	17,200	30,272
Ship Finance International Ltd.	3,184	33,527
Teekay Corp.	1,900	6,346
Teekay Tankers Ltd., Class A	9,293	8,624
Tidewater, Inc.*	900	17,217
Universal Logistics Holdings, Inc.	100	1,809
USA Truck, Inc.*	400	5,988
Werner Enterprises, Inc.	1,752	51,754
YRC Worldwide, Inc.*	1,300	4,095

		840,967

Trucking and Leasing — 0.2%
GATX Corp.	1,500	106,215
Textainer Group Holdings Ltd.*	812	8,088
The Greenbrier Cos., Inc.	1,247	49,306

		163,609

Water — 0.5%
American States Water Co.	1,424	95,465
Artesian Resources Corp., Class A	313	10,914
California Water Service Group	1,866	88,933
Connecticut Water Service, Inc.	419	28,018
Consolidated Water Co., Ltd.	800	9,328
Middlesex Water Co.	531	28,329
PICO Holdings, Inc.*	792	7,239
SJW Group	688	38,267
The York Water Co.	597	19,140

		325,633

TOTAL COMMON STOCKS (Cost $53,273,052)		62,279,102

REAL ESTATE INVESTMENT TRUSTS — 7.6%

Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	5,412
Front Yard Residential Corp.	2,200	19,206
Independence Realty Trust, Inc.	3,592	32,975
Investors Real Estate Trust	461	22,621

	Number of Shares	Value†

Apartments — (continued)
Preferred Apartment Communities, Inc., Class A	1,400	$19,684

		99,898

Building & Real Estate — 0.7%
Agree Realty Corp.	1,196	70,708
Anworth Mortgage Asset Corp.	3,731	15,073
Apollo Commercial Real Estate Finance, Inc.	4,756	79,235
Ares Commercial Real Estate Corp.	1,000	13,040
Capstead Mortgage Corp.	3,475	23,178
Dynex Capital, Inc.	2,307	13,196
Getty Realty Corp.	1,169	34,380
Invesco Mortgage Capital, Inc.	4,407	63,813
iStar, Inc.	2,718	24,924
New York Mortgage Trust, Inc.	4,700	27,683
PennyMac Mortgage Investment Trust	2,292	42,677
Ready Capital Corp.	700	9,681
Redwood Trust, Inc.	2,777	41,850
Select Income REIT	3,300	24,288

		483,726

Diversified — 1.5%
AG Mortgage Investment Trust, Inc.	1,188	18,925
Arbor Realty Trust, Inc.	2,100	21,147
Armada Hoffler Properties, Inc.	1,400	19,684
Blackstone Mortgage Trust, Inc., Class A	4,200	133,812
CatchMark Timber Trust, Inc., Class A	2,100	14,910
Clipper Realty, Inc.	600	7,842
Colony Credit Real Estate, Inc.	3,200	50,528
CoreCivic, Inc.	4,500	80,235
CorEnergy Infrastructure Trust, Inc.	500	16,540
Cousins Properties, Inc.	15,570	123,003
Exantas Capital Corp.	1,175	11,773
Four Corners Property Trust, Inc.	2,500	65,500
NexPoint Residential Trust, Inc.	600	21,030
NorthStar Realty Europe Corp.	2,100	30,534
PotlatchDeltic Corp.	2,437	77,107
PS Business Parks, Inc.	765	100,215
Spirit MTA REIT	1,600	11,408
STAG lndustrial, Inc.	3,700	92,056
The GEO Group, Inc.	4,752	93,614
Tier REIT, Inc.	2,000	41,260
UMH Properties, Inc.	968	11,461
Whitestone REIT	1,400	17,164

		1,059,748

Diversified Financial Services — 0.3%
ARMOUR Residential REIT, Inc.	1,375	28,187
Cherry Hill Mortgage Investment Corp.	500	8,770
Granite Point Mortgage Trust, Inc.	1,600	28,848
Great Ajax Corp.	600	7,230
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,700	32,385
KKR Real Estate Finance Trust, Inc.	400	7,660
Ladder Capital Corp.	3,347	51,778
Orchid Island Capital, Inc.	2,400	15,336
TPG RE Finance Trust, Inc.	1,200	21,936

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified Financial Services — (continued)
Western Asset Mortgage Capital Corp.	1,597	$13,319

		215,449

Healthcare — 0.9%
CareTrust REIT, Inc.	2,795	51,596
Community Healthcare Trust, Inc.	600	17,298
Global Medical REIT, Inc.	900	8,001
Healthcare Realty Trust, Inc.	4,572	130,028
LTC Properties, Inc.	1,517	63,228
MedEquities Realty Trust, Inc.	1,100	7,524
National Health Investors, Inc.	1,557	117,616
New Senior Investment Group, Inc.	2,700	11,124
Physicians Realty Trust	6,900	110,607
Sabra Health Care REIT, Inc.	6,793	111,949
Universal Health Realty Income Trust	520	31,912

		660,883

Hotels & Resorts — 1.0%
Ashford Hospitality Trust, Inc.	3,020	12,080
Braemar Hotels & Resorts, Inc.	987	8,814
Chatham Lodging Trust	1,900	33,592
Chesapeake Lodging Trust	2,389	58,172
DiamondRock Hospitality Co.	7,723	70,125
Hersha Hospitality Trust	1,517	26,608
Pebblebrook Hotel Trust	5,093	144,183
RLJ Lodging Trust	6,480	106,272
Ryman Hospitality Properties, Inc.	1,712	114,173
Summit Hotel Properties, Inc.	4,000	38,920
Sunstone Hotel Investors, Inc.	8,747	113,799

		726,738

Industrial — 0.8%
EastGroup Properties, Inc.	1,275	116,956
First Industrial Realty Trust, Inc.	4,729	136,479
InfraREIT, Inc.	1,700	35,734
Monmouth Real Estate Investment Corp.	2,649	32,847
QTS Realty Trust, Inc., Class A	2,043	75,693
Rexford Industrial Realty, Inc.	3,400	100,198
Terreno Realty Corp.	2,175	76,495

		574,402

Mixed Industrial/Office — 0.4%
Axon Enterprise, Inc.*	2,011	87,981
Gladstone Commercial Corp.	1,052	18,852
Lexington Realty Trust	8,515	69,908
One Liberty Properties, Inc.	503	12,183
Washington Real Estate Investment Trust	3,006	69,138

		258,062

Office Property — 0.4%
American Assets Trust, Inc.	1,600	64,272
City Office REIT, Inc.	900	9,225
Easterly Government Properties, Inc.	2,300	36,064
Franklin Street Properties Corp.	4,045	25,201
Mack-Cali Realty Corp.	3,500	68,565
Office Properties Income Trust	3,644	25,034
Piedmont Office Realty Trust, Inc., Class A	4,900	83,496

		311,857

	Number of Shares	Value†

Real Estate — 0.3%
Alexander & Baldwin, Inc.*	2,556	$46,979
CorePoint Lodging, Inc.	1,550	18,988
Essential Properties Realty Trust, Inc.	1,300	17,992
Farmland Partners, Inc.	1,400	6,356
Gladstone Land Corp.	700	8,036
Global Net Lease, Inc.	2,633	46,393
Innovative Industrial Properties, Inc.	200	9,078
Safety Income & Growth, Inc.	400	7,524
Xenia Hotels & Resorts, Inc.	4,200	72,240

		233,586

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	13,248
Pennsylvania Real Estate Investment Trust	2,715	16,127
Tanger Factory Outlet Centers, Inc.	3,500	70,770
Washington Prime Group, Inc.	7,000	34,020

		134,165

Storage & Warehousing — 0.3%
Americold Realty Trust	3,300	84,282
Industrial Logistics Properties Trust	2,458	48,349
Jernigan Capital, Inc.	400	7,928
National Storage Affiliates Trust	2,100	55,566

		196,125

Strip Centers — 0.6%
Acadia Realty Trust	3,120	74,131
Alexander’s, Inc.	86	26,208
Cedar Realty Trust, Inc.	2,826	8,874
Kite Realty Group Trust	3,251	45,807
Retail Opportunity Investments Corp.	4,300	68,284
RPT Realty	3,141	37,535
Saul Centers, Inc.	351	16,574
Seritage Growth Properties, Class A	1,200	38,796
Urban Edge Properties	4,300	71,466
Urstadt Biddle Properties, Inc., Class A	1,216	23,371

		411,046

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,320,218)		5,365,685

RIGHTS — 0.0%
A. Schulman, Inc. CVR*	1,188	2,376
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Corium International CVR*	900	162
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*	4,400	440
Newstar Financial, Inc. CVR*	1,300	338
Tobira Therapeutic, Inc. CVR*	400	4,708

TOTAL RIGHTS (Cost $3,913)		8,024

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Small Cap Index Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATION — 0.1%¤
U.S. Treasury Bill¤ 2.443%, 06/20/19 (a) (Cost $98,835)	$100	$98,853

	Number of Shares
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,571,208)	1,571,208	1,571,208

TOTAL INVESTMENTS — 98.0% (Cost $60,267,226)		69,322,872

Other Assets & Liabilities — 2.0%		1,400,691

TOTAL NET ASSETS — 100.0%		$70,723,563

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.

PLC — Public Limited Company.

CVR — Contingent Valued Rights.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$62,279,102	$62,279,102	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,365,685	5,365,685	—	—
RIGHTS	8,024	—	8,024	—
U.S. TREASURY OBLIGATION	98,853	—	98,853	—
SHORT-TERM INVESTMENTS	1,571,208	1,571,208	—	—

TOTAL INVESTMENTS	$69,322,872	$69,215,995	$106,877	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(74,366)	$(74,366)	$—	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(74,366)	$(74,366)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	Russell 2000 Mini Index	3/29/2019	25	50	$1,349	$1,686,250	$—	$(74,366)

Total							$—	$(74,366)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Australia — 7.0%
AGL Energy Ltd.	5,276	$76,619
Alumina Ltd.	20,068	32,506
Amcor Ltd.	9,071	84,700
AMP Ltd.	21,837	37,696
APA Group	9,267	55,511
Aristocrat Leisure Ltd.	4,196	64,592
ASX Ltd.	1,401	59,199
Aurizon Holdings Ltd.	15,495	46,748
AusNet Services	11,814	12,947
Australia & New Zealand Banking Group Ltd.	22,240	384,278
Bank of Queensland Ltd.	3,599	24,599
Bendigo & Adelaide Bank Ltd.	4,040	30,696
BHP Group Ltd.	22,432	542,205
BHP Group PLC	16,267	343,738
BlueScope Steel Ltd.	4,455	34,366
Boral Ltd.	9,502	33,067
Brambles Ltd.	12,161	87,008
Caltex Australia Ltd.	2,100	37,677
Challenger Ltd.	4,465	29,851
CIMIC Group Ltd.	829	25,351
Coca-Cola Amatil Ltd.	3,824	22,055
Cochlear Ltd.	418	51,217
Coles Group Ltd.*	8,554	70,734
Commonwealth Bank of Australia	13,494	688,297
Computershare Ltd.	3,381	40,975
Crown Resorts Ltd.	2,801	23,409
CSL Ltd.	3,473	453,636
Dexus	7,850	58,754
Domino’s Pizza Enterprises Ltd.	473	13,550
Flight Centre Travel Group Ltd.	439	13,276
Fortescue Metals Group Ltd.	11,253	33,183
Goodman Group	12,025	90,078
Harvey Norman Holdings Ltd.	3,235	7,201
Incitec Pivot Ltd.	13,612	31,464
Insurance Australia Group Ltd.	17,303	85,342
LendLease Group	4,333	35,497
Macquarie Group Ltd.	2,432	186,281
Medibank Pvt. Ltd.	21,209	38,396
Mirvac Group	26,971	42,596
National Australia Bank Ltd.	21,519	365,163
Newcrest Mining Ltd.	5,921	91,000
Oil Search Ltd.	10,741	54,102
Orica Ltd.	2,861	34,774
Origin Energy Ltd.*	14,077	64,214
QBE Insurance Group Ltd.	10,872	77,415
Ramsay Health Care Ltd.	1,058	43,036
REA Group Ltd.	400	20,869
Rio Tinto Ltd.	2,823	156,242
Santos Ltd.	12,884	49,689
Scentre Group	41,172	113,189
SEEK Ltd.	2,700	32,211
Sonic Healthcare Ltd.	2,886	45,022
South32 Ltd.	13,128	30,987
South32 Ltd.	24,967	59,392
Stockland	18,731	46,468
Suncorp Group Ltd.	9,789	87,120

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	8,538	$40,486
Tabcorp Holdings Ltd.	13,929	42,110
Telstra Corp. Ltd.	30,674	61,558
The GPT Group	13,907	52,333
The GPT Group, In Specie*	16,419	0
TPG Telecom Ltd.	2,240	10,161
Transurban Group	19,958	163,806
Treasury Wine Estates Ltd.	5,300	55,267
Vicinity Centres	25,092	45,978
Washington H Soul Pattinson & Co. Ltd.	819	14,363
Wesfarmers Ltd.	8,554	194,335
Westpac Banking Corp.	26,283	464,417
Woodside Petroleum Ltd.	7,252	159,743
Woolworths Group Ltd.	10,039	208,249
WorleyParsons Ltd.	2,442	19,614

		6,932,608

Austria — 0.2%
ANDRITZ AG	564	25,902
Erste Group Bank AG*	2,258	74,870
OMV AG	1,135	49,569
Raiffeisen Bank International AG	1,156	29,498
Verbund AG	518	22,176
voestalpine AG	888	26,484

		228,499

Belgium — 0.9%
Ageas	1,453	65,408
Anheuser-Busch InBev N.V.	5,803	382,296
Colruyt S.A.	365	26,032
Groupe Bruxelles Lambert S.A.	597	52,024
KBC Group N.V.	1,908	122,759
Proximus SADP	1,133	30,658
Solvay S.A.	600	60,001
Telenet Group Holding N.V.	377	17,535
UCB S.A.	1,013	82,739
Umicore S.A.	1,648	65,764

		905,216

Bermuda — 0.1%
Jardine Strategic Holdings Ltd.	1,700	62,329

China — 0.2%
BeiGene Ltd. ADR*	200	28,052
Minth Group Ltd.	6,000	19,362
Sands China Ltd.	17,600	76,754
Yangzijiang Shipbuilding Holdings Ltd.	19,000	17,458

		141,626

Denmark — 1.7%
A.P. Moller - Maersk A/S, B Shares	51	64,155
A.P. Moller - Maersk A/S, A Shares	31	36,780
Carlsberg A/S, B Shares	840	89,359
Chr Hansen Holding A/S	775	68,794
Coloplast A/S, B Shares	905	84,179
Danske Bank A/S	5,371	106,627
DSV A/S	1,404	92,724

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Genmab A/S*	448	$73,660
H Lundbeck A/S	500	22,007
ISS A/S	1,307	36,592
Novo Nordisk A/S, B Shares	13,818	634,620
Novozymes A/S, B Shares	1,690	75,513
Orsted A/S144A @	1,454	97,299
Pandora A/S	825	33,681
Tryg A/S	965	24,338
Vestas Wind Systems A/S	1,453	109,990
William Demant Holding A/S*	713	20,300

		1,670,618

Finland — 1.2%
Elisa OYJ	1,000	41,419
Fortum OYJ	3,489	76,372
Kone OYJ, B Shares	2,641	126,085
Metso OYJ	784	20,597
Neste OYJ	918	71,074
Nokia OYJ	42,391	246,085
Nokian Renkaat OYJ	902	27,704
Nordea Bank Abp	23,020	193,787
Orion OYJ, B Shares	750	26,092
Sampo OYJ, A Shares	3,451	152,947
Stora Enso OYJ, R Shares	4,323	50,120
UPM-Kymmene OYJ	4,158	105,255
Wartsila OYJ Abp	3,552	56,701

		1,194,238

France — 10.0%
Accor S.A.	1,399	59,492
Aeroports de Paris	215	40,770
Air Liquide S.A.	3,296	409,283
Alstom S.A.	1,201	48,514
Amundi S.A.144A @	462	24,426
Arkema S.A.	503	43,182
Atos S.E.	713	58,420
AXA S.A.	14,767	318,700
BioMerieux	318	20,976
BNP Paribas S.A.	8,561	386,622
Bollore S.A.	7,147	28,654
Bouygues S.A.	1,571	56,413
Bureau Veritas S.A.	1,943	39,593
Capgemini S.E.	1,222	121,546
Carrefour S.A.	4,581	78,275
Casino Guichard Perrachon S.A.	468	19,489
Cie de Saint-Gobain	3,857	128,039
Cie Generale des Etablissements Michelin SCA	1,288	126,774
CNP Assurances	1,195	25,366
Covivio	278	26,822
Credit Agricole S.A.	8,891	95,689
Danone S.A.	4,739	334,017
Dassault Aviation S.A.	18	24,955
Dassault Systemes S.E.	999	118,661
Edenred	1,841	67,802
Eiffage S.A.	634	53,007
Electricite de France S.A.	4,450	70,430

	Number of Shares	Value†

France — (continued)
Engie S.A.	14,037	$201,683
EssilorLuxottica S.A.	1,571	199,137
Eurazeo S.E.	318	22,513
Eutelsat Communications S.A.	1,342	26,439
Faurecia S.A.	580	21,884
Gecina S.A.	364	47,120
Getlink S.E.	3,742	50,283
Hermes International	247	137,224
ICADE	232	17,681
Iliad S.A.	205	28,770
Imerys S.A.	213	10,236
Ingenico Group S.A.	455	25,811
Ipsen S.A.	293	37,910
JCDecaux S.A.	510	14,329
Kering S.A.	572	267,964
Klepierre S.A.	1,645	50,837
L’Oreal S.A.	1,937	443,233
Legrand S.A.	2,075	117,305
LVMH Moet Hennessy Louis Vuitton S.E.	2,124	621,857
Natixis S.A.	7,282	34,346
Orange S.A.	15,408	249,699
Pernod Ricard S.A.	1,608	263,906
Peugeot S.A.	4,412	94,098
Publicis Groupe S.A.	1,588	90,606
Remy Cointreau S.A.	159	18,022
Renault S.A.	1,498	93,315
Rexel S.A.	2,198	23,413
Safran S.A.	2,564	307,514
Sanofi	8,591	745,269
Sartorius Stedim Biotech	210	21,025
Schneider Electric S.E.	4,205	285,231
SCOR S.E.	1,198	53,858
SEB S.A.	179	23,134
Societe BIC S.A.	226	23,087
Societe Generale S.A.	5,913	187,469
Sodexo S.A.	698	71,584
Suez	2,717	35,893
Teleperformance	442	70,707
Thales S.A.	831	97,108
TOTAL S.A.	18,236	961,861
Ubisoft Entertainment S.A.*	622	50,110
Unibail-Rodamco-Westfield*	5,440	40,999
Unibail-Rodamco-Westfield	772	119,463
Valeo S.A.	1,888	55,065
Veolia Environnement S.A.	4,205	86,115
Vinci S.A.	3,835	315,360
Vivendi S.A.	7,827	189,706
Wendel S.A.	185	22,192

		9,798,288

Germany — 8.0%
1&1 Drillisch AG	408	20,837
adidas AG	1,429	298,646
Allianz S.E.	3,269	656,923
Axel Springer S.E.	327	18,527
BASF S.E.	7,000	487,576

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Bayer AG	7,155	$497,622
Bayerische Motoren Werke AG	2,505	203,169
Beiersdorf AG	792	82,608
Brenntag AG	1,140	49,760
Commerzbank AG*	7,915	52,556
Continental AG	852	118,629
Covestro AG144A @	1,472	72,900
Daimler AG	6,958	366,791
Delivery Hero S.E.*144A @	704	26,283
Deutsche Bank AG	15,234	121,494
Deutsche Boerse AG	1,494	178,616
Deutsche Lufthansa AG	1,773	40,041
Deutsche Post AG	7,461	203,754
Deutsche Telekom AG	25,368	431,173
Deutsche Wohnen S.E.	2,669	121,976
E.ON S.E.	16,607	163,933
Evonik Industries AG	1,319	32,924
Fraport AG Frankfurt Airport Services Worldwide	349	24,977
Fresenius Medical Care AG & Co. KGaA	1,627	105,464
Fresenius S.E. & Co. KGaA	3,201	154,718
GEA Group AG	1,350	34,757
Hannover Rueck S.E.	474	63,881
HeidelbergCement AG	1,153	70,676
Henkel AG & Co. KGaA	773	76,081
HOCHTIEF AG	160	21,608
HUGO BOSS AG	454	27,987
Infineon Technologies AG	8,762	175,430
Innogy S.E.*	1,102	46,868
KION Group AG	553	28,122
LANXESS AG	691	31,770
Merck KGaA	1,016	104,580
METRO AG	1,566	24,096
MTU Aero Engines AG	398	72,278
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,126	245,579
OSRAM Licht AG	667	29,027
ProSiebenSat.1 Media S.E.	1,773	31,548
Puma S.E.	68	33,268
RWE AG	4,065	88,535
SAP S.E.	7,491	743,480
Siemens AG	5,831	650,750
Siemens Healthineers AG*144A @	1,145	47,846
Symrise AG	971	71,944
Telefonica Deutschland Holding AG	5,808	22,860
thyssenkrupp AG	3,349	57,529
TUI AG	3,515	50,520
Uniper S.E.	1,539	39,699
United Internet AG	908	39,742
Volkswagen AG	247	39,514
Vonovia S.E.	3,750	169,046
Wirecard AG	897	135,225
Zalando S.E.*144A @	869	22,454

		7,828,597

	Number of Shares	Value†

Hong Kong — 3.4%
AIA Group Ltd.	91,000	$755,920
ASM Pacific Technology Ltd.	2,500	24,135
BOC Hong Kong Holdings Ltd.	28,000	103,928
CK Asset Holdings Ltd.	19,670	143,917
CK Hutchison Holdings Ltd.	20,628	197,992
CK Infrastructure Holdings Ltd.	5,000	37,838
CLP Holdings Ltd.	12,500	141,261
Dairy Farm International Holdings Ltd.	2,600	23,567
Galaxy Entertainment Group Ltd.	18,000	113,700
Hang Lung Group Ltd.	7,000	17,848
Hang Lung Properties Ltd.	14,000	26,610
Hang Seng Bank Ltd.	5,900	132,167
Henderson Land Development Co., Ltd.	10,810	53,802
HK Electric Investments & HK Electric Investments Ltd.	20,777	20,941
HKT Trust & HKT Ltd.	30,240	43,562
Hong Kong & China Gas Co., Ltd.	68,951	142,456
Hong Kong Exchanges & Clearing Ltd.	8,765	253,384
Hongkong Land Holdings Ltd.	9,000	56,737
Hysan Development Co., Ltd.	5,140	24,443
Kerry Properties Ltd.	5,509	18,803
Link REIT	16,676	169,057
Melco Resorts & Entertainment Ltd. ADR	1,967	34,659
MGM China Holdings Ltd.	8,400	14,023
MTR Corp., Ltd.	11,671	61,422
New World Development Co., Ltd.	45,832	60,534
NWS Holdings Ltd.	10,013	20,560
PCCW Ltd.	33,068	19,041
Power Assets Holdings Ltd.	10,500	72,948
Shangri-La Asia Ltd.	6,666	9,841
Sino Land Co., Ltd.	22,859	39,164
SJM Holdings Ltd.	17,000	15,795
Sun Hung Kai Properties Ltd.	12,161	173,557
Swire Pacific Ltd., A Shares	3,500	36,953
Swire Properties Ltd.	9,336	32,803
Techtronic Industries Co., Ltd.	10,000	53,067
The Bank of East Asia Ltd.	8,642	27,409
The Wharf Holdings Ltd.	9,000	23,464
WH Group Ltd.144A @	63,823	49,019
Wharf Real Estate Investment Co. Ltd.	9,000	53,828
Wheelock & Co., Ltd.	6,000	34,350
Yue Yuen Industrial Holdings Ltd.	4,500	14,406

		3,348,911

Ireland — 1.2%
AIB Group PLC	6,225	26,249
Bank of Ireland Group PLC	7,345	40,851
CRH PLC	6,459	171,078
Experian PLC	6,923	167,827
James Hardie Industries PLC	3,548	38,655
Kerry Group PLC, A Shares	1,177	116,550
Kingspan Group PLC	1,165	49,941
Paddy Power Betfair PLC	632	51,903
Ryanair Holdings PLC ADR*	173	12,342
Shire PLC	7,027	408,884
Smurfit Kappa Group PLC	1,724	45,871

		1,130,151

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Isle of Man — 0.0%
GVC Holdings PLC	4,148	$35,610

Israel — 0.5%
Azrieli Group Ltd.	283	13,539
Bank Hapoalim BM	8,292	52,440
Bank Leumi Le-Israel BM	11,337	68,532
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	14,648
Check Point Software Technologies Ltd.*	912	93,617
Elbit Systems Ltd.	186	21,351
Israel Chemicals Ltd.	5,884	33,457
Mizrahi Tefahot Bank Ltd.	783	13,224
Nice Ltd.*	488	52,871
Teva Pharmaceutical Industries Ltd.*	7,232	111,247
Wix.com Ltd.*	300	27,102

		502,028

Italy — 2.0%
Assicurazioni Generali SpA	8,789	146,899
Atlantia SpA*	3,881	80,318
Davide Campari-Milano SpA	4,464	37,803
Enel SpA	61,790	358,212
Eni SpA	19,106	301,822
Ferrari N.V.	907	90,250
Intesa Sanpaolo SpA	110,416	245,855
Leonardo SpA	3,179	28,008
Luxottica Group SpA	1,314	77,817
Mediobanca Banca di Credito Finanziario SpA	4,539	38,407
Moncler SpA	1,369	45,557
Pirelli & C SpA*144A @	3,060	19,664
Poste Italiane SpA144A @	4,029	32,307
Prysmian SpA	1,822	35,451
Recordati SpA	813	28,154
Snam SpA	17,702	77,506
Telecom Italia SpA*	82,089	45,445
Telecom Italia SpA, RSP	40,890	19,612
Terna Rete Elettrica Nasionale SpA	10,172	57,768
UniCredit SpA	15,097	171,003

		1,937,858

Japan — 23.5%
ABC-Mart, Inc.	200	11,076
Acom Co., Ltd.	3,200	10,410
Aeon Co., Ltd.	4,700	91,866
AEON Financial Service Co., Ltd.	700	12,419
Aeon Mall Co., Ltd.	710	11,312
AGC, Inc.	1,400	43,516
Air Water, Inc.	1,000	15,071
Aisin Seiki Co., Ltd.	1,200	41,251
Ajinomoto Co., Inc.	3,400	60,415
Alfresa Holdings Corp.	1,600	40,783
Alps Alpine Co., Ltd.	1,400	27,147
Amada Holdings Co., Ltd.	2,400	21,545
ANA Holdings, Inc.	800	28,719
Aozora Bank Ltd.	1,000	29,805
Asahi Group Holdings Ltd.	2,700	104,635

	Number of Shares	Value†

Japan — (continued)
Asahi Intecc Co. Ltd.	700	$29,614
Asahi Kasei Corp.	9,500	97,502
Asics Corp.	1,000	12,701
Astellas Pharma, Inc.	14,200	181,428
Bandai Namco Holdings, Inc.	1,500	67,349
Benesse Holdings, Inc.	500	12,719
Bridgestone Corp.	4,600	176,483
Brother Industries Ltd.	1,800	26,642
Calbee, Inc.	600	18,741
Canon, Inc.	7,700	211,871
Casio Computer Co., Ltd.	1,500	17,784
Central Japan Railway Co.	1,100	232,086
Chubu Electric Power Co., Inc.	4,500	63,942
Chugai Pharmaceutical Co., Ltd.	1,700	98,599
Coca-Cola Bottlers Japan Holdings, Inc.	1,000	29,821
Concordia Financial Group Ltd.	8,800	33,626
Credit Saison Co., Ltd.	1,000	11,716
CyberAgent, Inc.	800	30,926
Dai Nippon Printing Co., Ltd.	2,000	41,748
Dai-ichi Life Holdings, Inc.	8,100	125,790
Daicel Corp.	2,000	20,531
Daifuku Co. Ltd.	800	36,272
Daiichi Sankyo Co., Ltd.	4,400	140,737
Daikin Industries Ltd.	1,900	201,885
Daito Trust Construction Co., Ltd.	600	82,142
Daiwa House Industry Co., Ltd.	4,300	137,163
Daiwa House REIT Investment Corp.	11	24,641
Daiwa Securities Group, Inc.	13,000	65,983
DeNA Co., Ltd.	800	13,344
Denso Corp.	3,300	146,083
Dentsu, Inc.	1,700	75,923
Disco Corp.	200	23,254
Don Quijote Holdings Co., Ltd.	800	49,461
East Japan Railway Co.	2,300	203,113
Eisai Co., Ltd.	1,900	147,098
Electric Power Development Co., Ltd.	1,000	23,730
FamilyMart UNY Holdings Co., Ltd.	500	62,927
FANUC Corp.	1,500	227,640
Fast Retailing Co., Ltd.	400	204,296
Fuji Electric Co., Ltd.	800	23,562
FUJIFILM Holdings Corp.	2,900	112,417
Fujitsu Ltd.	1,500	93,504
Fukuoka Financial Group, Inc.	1,200	24,328
Hakuhodo DY Holdings, Inc.	1,500	21,406
Hamamatsu Photonics K.K.	1,000	33,513
Hankyu Hanshin Holdings, Inc.	1,800	59,846
Hikari Tsushin, Inc.	200	31,261
Hino Motors Ltd.	2,000	18,833
Hirose Electric Co., Ltd.	220	21,523
Hisamitsu Pharmaceutical Co., Inc.	400	22,081
Hitachi Chemical Co., Ltd.	800	12,035
Hitachi Construction Machinery Co., Ltd.	700	16,381
Hitachi High-Technologies Corp.	500	15,657
Hitachi Ltd.	7,400	196,176
Hitachi Metals Ltd.	1,400	14,561
Honda Motor Co., Ltd.	12,500	329,313

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Hoshizaki Corp.	400	$24,271
Hoya Corp.	2,900	174,870
Hulic Co., Ltd.	2,500	22,341
Idemitsu Kosan Co., Ltd.	1,100	35,779
IHI Corp.	1,200	33,050
Iida Group Holdings Co., Ltd.	1,000	17,321
Inpex Corp.	8,100	71,773
Isetan Mitsukoshi Holdings Ltd.	2,500	27,622
Isuzu Motors Ltd.	4,500	63,122
ITOCHU Corp.	10,800	183,414
J. Front Retailing Co., Ltd.	2,000	22,891
Japan Airlines Co., Ltd.	1,000	35,441
Japan Airport Terminal Co., Ltd.	300	10,371
Japan Exchange Group, Inc.	4,000	64,520
Japan Post Bank Co., Ltd.	3,000	33,029
Japan Post Holdings Co., Ltd.	12,300	142,016
Japan Prime Realty Investment Corp.	6	22,784
Japan Real Estate Investment Corp.	10	56,147
Japan Retail Fund Investment Corp.	20	39,911
Japan Tobacco, Inc.	8,300	197,217
JFE Holdings, Inc.	3,800	60,528
JGC Corp.	1,600	22,519
JSR Corp.	1,500	22,516
JTEKT Corp.	1,500	16,590
JXTG Holdings, Inc.	24,090	125,112
Kajima Corp.	3,500	47,016
Kakaku.com, Inc.	1,100	19,458
Kamigumi Co., Ltd.	1,000	20,459
Kaneka Corp.	400	14,325
Kansai Paint Co., Ltd.	1,400	26,890
Kao Corp.	3,800	281,267
Kawasaki Heavy Industries Ltd.	1,000	21,340
KDDI Corp.	13,400	320,192
Keihan Holdings Co., Ltd.	600	24,448
Keikyu Corp.	1,600	26,146
Keio Corp.	800	46,554
Keisei Electric Railway Co., Ltd.	1,000	31,331
Keyence Corp.	782	395,259
Kikkoman Corp.	1,200	64,217
Kintetsu Group Holdings Co., Ltd.	1,300	56,489
Kirin Holdings Co., Ltd.	6,300	131,365
Kobayashi Pharmaceutical Co. Ltd.	400	27,126
Kobe Steel Ltd.	2,600	18,021
Koito Manufacturing Co., Ltd.	800	41,275
Komatsu Ltd.	7,000	150,430
Konami Holdings Corp.	700	30,759
Konica Minolta, Inc.	3,200	28,805
Kose Corp.	200	31,416
Kubota Corp.	7,400	105,182
Kuraray Co., Ltd.	2,600	36,568
Kurita Water Industries Ltd.	800	19,369
Kyocera Corp.	2,400	119,964
Kyowa Hakko Kirin Co., Ltd.	2,000	37,792
Kyushu Electric Power Co., Inc.	2,900	34,532
Kyushu Railway Co.	1,200	40,599
Lawson, Inc.	400	25,302

	Number of Shares	Value†

Japan — (continued)
LINE Corp.*	600	$20,492
Lion Corp.	1,500	31,001
LIXIL Group Corp.	2,100	26,034
M3, Inc.	3,000	40,414
Makita Corp.	1,600	56,826
Marubeni Corp.	11,700	82,093
Marui Group Co., Ltd.	1,500	29,070
Maruichi Steel Tube Ltd.	300	9,411
Mazda Motor Corp.	4,500	46,262
McDonald’s Holdings Co., Japan Ltd.	400	16,991
Mebuki Financial Group, Inc.	7,020	18,565
Medipal Holdings Corp.	1,100	23,534
MEIJI Holdings Co., Ltd.	900	73,348
MINEBEA MITSUMI, Inc.	3,000	43,260
MISUMI Group, Inc.	2,200	46,347
Mitsubishi Chemical Holdings Corp.	9,500	71,772
Mitsubishi Corp.	10,300	282,391
Mitsubishi Electric Corp.	14,000	154,386
Mitsubishi Estate Co., Ltd.	8,900	140,028
Mitsubishi Gas Chemical Co., Inc.	1,100	16,478
Mitsubishi Heavy Industries Ltd.	2,400	86,118
Mitsubishi Materials Corp.	900	23,716
Mitsubishi Motors Corp.	5,200	28,318
Mitsubishi Tanabe Pharma Corp.	1,900	27,428
Mitsubishi UFJ Financial Group, Inc.	90,100	442,180
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	16,776
Mitsui & Co., Ltd.	12,400	190,505
Mitsui Chemicals, Inc.	1,400	31,607
Mitsui Fudosan Co., Ltd.	7,000	155,483
Mitsui OSK Lines Ltd.	1,000	21,640
Mizuho Financial Group, Inc.	181,980	281,566
MonotaRO Co. Ltd.	1,000	24,651
MS&AD Insurance Group Holdings, Inc.	3,690	104,889
Murata Manufacturing Co., Ltd.	1,400	188,650
Nabtesco Corp.	900	19,486
Nagoya Railroad Co., Ltd.	1,400	36,871
NEC Corp.	2,100	62,441
Nexon Co., Ltd.*	3,000	38,729
NGK Insulators Ltd.	2,000	27,108
NGK Spark Plug Co., Ltd.	1,100	21,774
NH Foods Ltd.	800	30,074
Nidec Corp.	1,700	192,350
Nikon Corp.	2,400	35,748
Nintendo Co., Ltd.	900	238,985
Nippon Building Fund, Inc.	10	62,968
Nippon Electric Glass Co., Ltd.	700	17,150
Nippon Express Co., Ltd.	600	33,332
Nippon Paint Holdings Co., Ltd.	1,100	37,479
Nippon Prologis REIT, Inc.	15	31,657
Nippon Steel & Sumitomo Metal Corp.	5,917	101,659
Nippon Telegraph & Telephone Corp.	5,200	212,156
Nippon Yusen K.K.	1,300	19,878
Nissan Chemical Corp.	1,000	52,183
Nissan Motor Co., Ltd.	18,100	144,788
Nisshin Seifun Group, Inc.	1,315	27,084
Nissin Foods Holdings Co., Ltd.	500	31,328

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Nitori Holdings Co., Ltd.	600	$75,144
Nitto Denko Corp.	1,300	65,201
Nomura Holdings, Inc.	26,000	98,530
Nomura Real Estate Holdings, Inc.	1,000	18,338
Nomura Real Estate Master Fund, Inc.*	28	36,840
Nomura Research Institute Ltd.	910	33,745
NSK Ltd.	3,000	25,739
NTT Data Corp.	5,000	54,649
NTT DOCOMO, Inc.	10,000	224,692
Obayashi Corp.	5,000	45,275
Obic Co., Ltd.	500	38,594
Odakyu Electric Railway Co., Ltd.	2,100	46,180
Oji Holdings Corp.	6,000	30,657
Olympus Corp.	2,200	67,286
Omron Corp.	1,500	54,378
Ono Pharmaceutical Co., Ltd.	2,800	57,178
Oracle Corp. Japan	300	19,043
Oriental Land Co., Ltd.	1,500	150,854
ORIX Corp.	10,200	149,042
Osaka Gas Co., Ltd.	2,900	52,902
Otsuka Corp.	800	22,017
Otsuka Holdings Co., Ltd.	2,900	118,506
Panasonic Corp.	17,100	153,617
Park24 Co., Ltd.	800	17,617
Persol Holdings Co. Ltd.	1,400	20,767
Pigeon Corp.	900	38,387
Pola Orbis Holdings, Inc.	800	21,559
Rakuten, Inc.*	6,300	42,264
Recruit Holdings Co., Ltd.	8,300	200,517
Renesas Electronics Corp.*	6,600	29,977
Resona Holdings, Inc.	16,400	78,662
Ricoh Co., Ltd.	5,000	48,860
Rinnai Corp.	300	19,754
Rohm Co., Ltd.	700	44,677
Ryohin Keikaku Co., Ltd.	200	48,557
Sankyo Co., Ltd.	400	15,212
Santen Pharmaceutical Co., Ltd.	3,000	43,285
SBI Holdings, Inc.	1,710	33,349
Secom Co., Ltd.	1,600	132,721
Sega Sammy Holdings, Inc.	1,200	16,729
Seibu Holdings, Inc.	1,600	27,830
Seiko Epson Corp.	2,200	30,727
Sekisui Chemical Co., Ltd.	3,000	44,597
Sekisui House Ltd.	4,600	67,551
Seven & i Holdings Co., Ltd.	5,700	247,694
Seven Bank Ltd.	5,300	15,130
SG Holdings Co. Ltd.	700	18,202
Sharp Corp.	1,200	12,014
Shimadzu Corp.	1,600	31,552
Shimamura Co., Ltd.	200	15,315
Shimano, Inc.	600	84,580
Shimizu Corp.	4,000	32,540
Shin-Etsu Chemical Co., Ltd.	2,800	215,132
Shinsei Bank Ltd.	1,400	16,644
Shionogi & Co., Ltd.	2,100	119,859
Shiseido Co., Ltd.	2,900	181,621

	Number of Shares	Value†

Japan — (continued)
Showa Denko K.K.	1,000	$29,695
Showa Shell Sekiyu K.K.	1,600	22,167
SMC Corp.	400	120,429
SoftBank Group Corp.	6,300	412,645
Sohgo Security Services Co., Ltd.	500	23,361
Sompo Holdings, Inc.	2,625	89,172
Sony Corp.	9,600	462,812
Sony Financial Holdings, Inc.	1,200	22,364
Stanley Electric Co., Ltd.	1,000	27,975
Subaru Corp.	4,700	100,408
SUMCO Corp.	1,800	20,047
Sumitomo Chemical Co., Ltd.	12,000	58,113
Sumitomo Corp.	8,500	120,605
Sumitomo Dainippon Pharma Co., Ltd.	1,400	44,646
Sumitomo Electric Industries Ltd.	5,900	78,136
Sumitomo Heavy Industries Ltd.	800	23,721
Sumitomo Metal Mining Co., Ltd.	1,800	48,203
Sumitomo Mitsui Financial Group, Inc.	10,200	336,244
Sumitomo Mitsui Trust Holdings, Inc.	2,543	92,608
Sumitomo Realty & Development Co., Ltd.	2,700	98,843
Sumitomo Rubber Industries Ltd.	1,200	14,127
Sundrug Co., Ltd.	600	17,867
Suntory Beverage & Food Ltd.	1,000	45,153
Suzuken Co., Ltd.	440	22,406
Suzuki Motor Corp.	2,600	131,070
Sysmex Corp.	1,300	61,738
T&D Holdings, Inc.	4,300	49,740
Taiheiyo Cement Corp.	800	24,620
Taisei Corp.	1,600	68,525
Taisho Pharmaceutical Holdings Co., Ltd.	300	30,110
Taiyo Nippon Sanso Corp.	1,000	16,257
Takashimaya Co., Ltd.	1,000	12,768
Takeda Pharmaceutical Co., Ltd.	5,500	186,420
TDK Corp.	1,000	70,005
Teijin Ltd.	1,200	19,152
Terumo Corp.	2,300	129,732
The Bank of Kyoto Ltd.	400	16,438
The Chiba Bank Ltd.	5,000	27,852
The Chugoku Electric Power Co., Inc.	2,100	27,291
The Kansai Electric Power Co., Inc.	5,400	80,982
The Shizuoka Bank Ltd.	3,200	24,944
The Yokohama Rubber Co., Ltd.	1,000	18,702
THK Co., Ltd.	1,000	18,682
Tobu Railway Co., Ltd.	1,400	37,800
Toho Co., Ltd.	900	32,610
Toho Gas Co., Ltd.	600	25,239
Tohoku Electric Power Co., Inc.	3,500	46,081
Tokio Marine Holdings, Inc.	5,200	247,045
Tokyo Century Corp.	300	13,213
Tokyo Electric Power Co. Holdings, Inc.*	10,600	62,964
Tokyo Electron Ltd.	1,200	135,089
Tokyo Gas Co., Ltd.	3,000	75,876
Tokyu Corp.	4,000	65,364
Tokyu Fudosan Holdings Corp.	4,000	19,716
Toppan Printing Co., Ltd.	2,000	29,398
Toray Industries, Inc.	11,000	77,771

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toshiba Corp.	5,000	$141,185
Tosoh Corp.	1,800	23,348
TOTO Ltd.	1,000	34,590
Toyo Seikan Group Holdings Ltd.	1,000	22,888
Toyo Suisan Kaisha Ltd.	600	20,894
Toyoda Gosei Co., Ltd.	400	7,875
Toyota Industries Corp.	1,200	55,260
Toyota Motor Corp.	17,468	1,011,163
Toyota Tsusho Corp.	1,600	47,012
Trend Micro, Inc.*	900	48,632
Tsuruha Holdings, Inc.	300	25,690
Unicharm Corp.	3,000	97,026
United Urban Investment Corp.	21	32,523
USS Co., Ltd.	1,500	25,168
Welcia Holdings Co. Ltd.	400	18,080
West Japan Railway Co.	1,300	91,847
Yahoo Japan Corp.	21,700	53,984
Yakult Honsha Co., Ltd.	900	63,003
Yamada Denki Co., Ltd.	5,300	25,454
Yamaguchi Financial Group, Inc.	1,300	12,426
Yamaha Corp.	1,000	42,539
Yamaha Motor Co., Ltd.	2,100	41,000
Yamato Holdings Co., Ltd.	2,300	63,058
Yamazaki Baking Co., Ltd.	1,000	20,942
Yaskawa Electric Corp.	1,800	43,999
Yokogawa Electric Corp.	1,600	27,620
ZOZO, Inc.	1,500	27,482

		23,122,105

Jersey — 0.1%
Ferguson PLC	1,737	110,991

Luxembourg — 0.3%
ArcelorMittal	5,168	106,979
Aroundtown S.A.	5,880	48,780
Eurofins Scientific S.E.	87	32,493
Millicom International Cellular S.A.	489	30,942
RTL Group S.A.	294	15,756
SES S.A.	2,712	51,924
Tenaris S.A.	3,478	37,381

		324,255

Macau — 0.0%
Wynn Macau Ltd.	12,400	26,993

Netherlands — 5.7%
ABN AMRO Group N.V.144A @	3,103	73,019
Aegon N.V.	14,103	66,053
AerCap Holdings N.V.*	913	36,155
Airbus S.E.	4,418	421,212
Akzo Nobel N.V.	1,909	153,740
ASML Holding N.V.	3,087	483,609
CNH Industrial N.V.	7,476	67,548
EXOR N.V.	848	46,036
Heineken Holding N.V.	885	74,771
Heineken N.V.	1,934	170,940
ING Groep N.V.	29,578	318,159

	Number of Shares	Value†

Netherlands — (continued)
Koninklijke Ahold Delhaize N.V.	9,453	$238,804
Koninklijke DSM N.V.	1,379	111,872
Koninklijke KPN N.V.	25,935	75,756
Koninklijke Philips N.V.	7,150	250,676
Koninklijke Vopak N.V.	584	26,483
NN Group N.V.	2,336	92,876
NXP Semiconductors N.V.	2,596	190,235
QIAGEN N.V.*	1,662	56,792
Randstad N.V.	923	42,320
Royal Dutch Shell PLC, A Shares	35,196	1,035,918
Royal Dutch Shell PLC, B Shares	28,690	857,759
Unilever N.V.	11,630	630,024
Wolters Kluwer N.V.	2,186	128,553

		5,649,310

New Zealand — 0.2%
a2 Milk Co. Ltd.*	5,597	42,048
Auckland International Airport Ltd.	8,075	38,973
Fisher & Paykel Healthcare Corp. Ltd.	4,362	38,118
Fletcher Building Ltd.*	5,870	19,246
Meridian Energy Ltd.	7,526	17,221
Ryman Healthcare Ltd.	2,831	20,431
Spark New Zealand Ltd.	14,196	39,598

		215,635

Norway — 0.7%
Aker BP ASA	827	20,851
DNB ASA	7,620	122,314
Equinor ASA	9,013	191,185
Gjensidige Forsikring ASA	1,418	22,183
Mowi ASA	2,950	62,179
Norsk Hydro ASA	10,203	46,230
Orkla ASA	6,430	50,346
Schibsted ASA, B Shares	698	21,233
Telenor ASA	5,795	112,541
Yara International ASA	1,259	48,534

		697,596

Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	0
EDP - Energias de Portugal S.A.	18,562	64,935
Galp Energia SGPS S.A.	3,702	58,291
Jeronimo Martins SGPS S.A.	2,107	24,969

		148,195

Singapore — 1.4%
Ascendas Real Estate Investment Trust	19,362	36,540
CapitaLand Commercial Trust	18,656	23,962
CapitaLand Ltd.	18,600	42,416
CapitaLand Mall Trust	21,700	35,985
City Developments Ltd.	3,000	17,885
ComfortDelGro Corp. Ltd.	15,200	24,009
DBS Group Holdings Ltd.	13,810	240,154
Genting Singapore Ltd.	46,800	33,500
Golden Agri-Resources Ltd.*	65,000	11,670
Jardine Cycle & Carriage Ltd.	611	15,818
Jardine Matheson Holdings Ltd.	1,600	111,406

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Keppel Corp. Ltd.	11,600	$50,358
Oversea-Chinese Banking Corp. Ltd.	24,133	199,618
SATS Ltd.	5,300	18,153
Sembcorp Industries Ltd.	9,000	16,768
Singapore Airlines Ltd.	4,000	27,634
Singapore Exchange Ltd.	6,000	31,445
Singapore Press Holdings Ltd.	12,400	21,368
Singapore Technologies Engineering Ltd.	12,000	30,762
Singapore Telecommunications Ltd.	63,200	136,021
Suntec Real Estate Investment Trust	16,000	20,871
United Overseas Bank Ltd.	10,337	186,996
UOL Group Ltd.	4,307	19,588
Venture Corp. Ltd.	2,100	21,561
Wilmar International Ltd.	12,500	28,626

		1,403,114

Spain — 2.9%
ACS Actividades de Construccion y Servicios S.A.	1,946	75,324
Aena SME S.A.144A @	527	81,881
Amadeus IT Group S.A.	3,314	230,580
Banco Bilbao Vizcaya Argentaria S.A.	50,302	267,195
Banco de Sabadell S.A.	40,310	46,124
Banco Santander S.A.	124,028	563,211
Bankia S.A.	9,428	27,585
Bankinter S.A.	4,820	38,676
CaixaBank S.A.	28,028	101,502
Enagas S.A.	1,740	47,036
Endesa S.A.	2,463	56,799
Ferrovial S.A.	3,996	80,930
Grifols S.A.	2,111	55,418
Iberdrola S.A.	45,364	364,268
Industria de Diseno Textil S.A.	8,378	213,846
Mapfre S.A.	8,177	21,717
Naturgy Energy Group S.A.	2,579	65,792
Red Electrica Corp. S.A.	3,066	68,373
Repsol S.A.	10,160	163,343
Siemens Gamesa Renewable Energy S.A.*	1,855	22,585
Telefonica S.A.	35,233	296,571

		2,888,756

Sweden — 2.4%
Alfa Laval AB	2,088	44,886
Assa Abloy AB, B Shares	7,608	136,235
Atlas Copco AB, A Shares	5,080	121,199
Atlas Copco AB, B Shares	2,942	64,465
Boliden AB	1,973	42,753
Electrolux AB, B Shares	1,720	36,255
Epiroc AB, A Shares*	5,080	48,283
Epiroc AB, B Shares*	2,942	26,261
Essity AB, B Shares	4,611	113,345
Hennes & Mauritz AB, B Shares	6,503	92,480
Hexagon AB, B Shares	1,938	89,589
Husqvarna AB, B Shares	2,834	21,039
ICA Gruppen AB	521	18,612
Industrivarden AB, C Shares	1,227	24,842

	Number of Shares	Value†

Sweden — (continued)
Investor AB, B Shares	3,449	$146,563
Kinnevik AB, B Shares	1,832	44,333
L E Lundbergforetagen AB, B Shares	602	17,778
Lundin Petroleum AB	1,488	37,161
Sandvik AB	8,817	126,332
Securitas AB, B Shares	2,230	35,925
Skandinaviska Enskilda Banken AB, A Shares	12,734	123,786
Skanska AB, B Shares	2,417	38,540
SKF AB, B Shares	2,667	40,535
Svenska Handelsbanken AB, A Shares	11,598	129,036
Swedbank AB, A Shares	6,908	154,402
Swedish Match AB	1,295	50,981
Tele2 AB, B Shares	3,797	48,426
Telefonaktiebolaget LM Ericsson, B Shares	23,294	206,198
Telia Co AB	22,078	105,023
Volvo AB, B Shares	11,928	156,186

		2,341,449

Switzerland — 8.9%
ABB Ltd.	14,109	269,427
Adecco Group AG	1,232	57,907
Baloise Holding AG	370	51,083
Barry Callebaut AG	17	26,531
Chocoladefabriken Lindt & Spruengli AG	1	74,632
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	8	49,711
Cie Financiere Richemont S.A.	3,965	255,693
Clariant AG*	1,425	26,280
Coca-Cola HBC AG*	1,625	50,859
Credit Suisse Group AG*	19,556	213,780
Dufry AG*	255	24,282
EMS-Chemie Holding AG	65	30,948
Geberit AG	291	113,321
Givaudan S.A.	71	164,626
Glencore PLC*	88,826	330,261
Julius Baer Group Ltd.*	1,680	59,869
Kuehne + Nagel International AG	402	51,748
LafargeHolcim Ltd.*	3,769	155,541
Lonza Group AG*	560	145,575
Nestle S.A.	23,294	1,890,606
Novartis AG	16,521	1,414,929
Pargesa Holding S.A.	272	19,617
Partners Group Holding AG	130	79,085
Roche Holding AG	5,354	1,329,178
Schindler Holding AG	145	28,182
Schindler Holding AG, Participation Certificates	304	60,360
SGS S.A.	40	90,041
Sika AG	960	121,943
Sonova Holding AG	439	72,192
STMicroelectronics N.V.	5,335	75,616
Straumann Holding AG	74	46,736
Swiss Life Holding AG*	251	96,878
Swiss Prime Site AG*	579	46,900
Swiss Re AG	2,382	219,145
Swisscom AG	202	96,551
Temenos AG*	461	55,395

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
The Swatch Group AG	234	$68,295
The Swatch Group AG, Registered Shares	425	24,583
UBS Group AG*	29,486	367,786
Vifor Pharma AG	334	36,344
Zurich Insurance Group AG	1,150	342,802

		8,735,238

United Kingdom — 13.6%
3i Group PLC	7,597	74,961
Admiral Group PLC	1,518	39,610
Anglo American PLC	8,060	180,227
Antofagasta PLC	2,581	25,814
Ashtead Group PLC	3,679	76,742
Associated British Foods PLC	2,750	71,675
AstraZeneca PLC	9,711	724,887
Auto Trader Group PLC144A @	6,702	38,894
Aviva PLC	30,574	146,327
Babcock International Group PLC	1,759	10,971
BAE Systems PLC	24,719	144,578
Barclays PLC	129,742	248,232
Barratt Developments PLC	7,726	45,574
Berkeley Group Holdings PLC	1,009	44,752
BP PLC	151,928	960,441
British American Tobacco PLC	14,728	468,631
British American Tobacco PLC ADR	2,842	90,546
BT Group PLC	63,070	191,770
Bunzl PLC	2,529	76,373
Burberry Group PLC	3,173	69,676
Carnival PLC	1,402	67,327
Centrica PLC	43,976	75,857
Coca-Cola European Partners PLC	1,676	77,231
Compass Group PLC	11,986	252,243
ConvaTec Group PLC144A @	9,301	16,475
Croda International PLC	1,046	62,468
DCC PLC	683	52,099
Diageo PLC	18,873	674,415
Direct Line Insurance Group PLC	9,937	40,393
easyJet PLC	1,334	18,797
Fiat Chrysler Automobiles N.V.*	8,001	115,362
Fresnillo PLC	1,565	17,196
G4S PLC	12,521	31,607
GlaxoSmithKline PLC	38,018	724,548
Hammerson PLC	6,517	27,436
Hargreaves Lansdown PLC	2,059	48,562
HSBC Holdings PLC	151,388	1,248,911
Imperial Brands PLC	7,183	218,017
Informa PLC	9,584	76,928
InterContinental Hotels Group PLC	1,350	73,025
International Consolidated Airlines Group S.A. (London Main Market Exchange)	1,308	10,317
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	28,588
Intertek Group PLC	1,257	76,932
Investec PLC	4,543	25,540
ITV PLC	27,237	43,352
J. Sainsbury PLC	12,992	43,920

	Number of Shares	Value†

United Kingdom — (continued)
John Wood Group PLC	5,233	$33,669
Johnson Matthey PLC	1,520	54,273
Kingfisher PLC	16,836	44,267
Land Securities Group PLC	5,379	55,231
Legal & General Group PLC	46,330	136,505
Lloyds Banking Group PLC	554,223	365,333
London Stock Exchange Group PLC	2,325	120,622
Marks & Spencer Group PLC	12,979	40,707
Meggitt PLC	5,739	34,474
Melrose Industries PLC	36,991	77,278
Merlin Entertainments PLC144A @	5,527	22,388
Micro Focus International PLC	3,425	60,001
Mondi PLC	2,860	59,567
National Grid PLC	25,663	251,069
Next PLC	1,027	52,292
NMC Health PLC	796	27,781
Pearson PLC	5,773	69,160
Persimmon PLC	2,313	56,960
Prudential PLC	19,917	355,647
Reckitt Benckiser Group PLC	5,080	389,008
RELX PLC	7,932	163,561
RELX PLC	7,544	155,220
Rio Tinto PLC	8,975	429,834
Rolls-Royce Holdings PLC*(1)	592,250	755
Rolls-Royce Holdings PLC*	12,875	135,638
Royal Bank of Scotland Group PLC	36,711	101,838
Royal Mail PLC	7,054	24,484
RSA Insurance Group PLC	7,501	49,227
Schroders PLC	960	29,898
Segro PLC	7,465	56,041
Severn Trent PLC	1,743	40,404
Smith & Nephew PLC	6,827	127,792
Smiths Group PLC	2,951	51,374
SSE PLC	7,890	108,958
St. James’s Place PLC	4,100	49,380
Standard Chartered PLC	21,440	166,625
Standard Life Aberdeen PLC	18,172	59,501
Taylor Wimpey PLC	25,341	44,064
Tesco PLC	74,311	180,216
The British Land Co. PLC	6,815	46,344
The Sage Group PLC	7,752	59,454
The Weir Group PLC	1,767	29,260
Unilever PLC	8,601	451,577
United Utilities Group PLC	4,874	45,828
Vodafone Group PLC	204,986	398,552
Whitbread PLC	1,345	78,544
Wm Morrison Supermarkets PLC	16,162	43,937
WPP PLC	9,426	102,583

		13,415,348

TOTAL COMMON STOCKS (Cost $82,854,353)		94,795,562

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	454	32,376

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
Germany — (continued)
FUCHS PETROLUB S.E.	492	$20,340
Henkel AG & Co. KGaA	1,385	151,283
Porsche Automobil Holding S.E.	1,203	70,751
Sartorius AG	272	33,852
Volkswagen AG	1,404	223,876

TOTAL PREFERRED STOCKS (Cost $440,255)		532,478

RIGHTS — 0.0%
Spain — 0.0%
Repsol S.A.* (Cost $4,743)	10,160	4,656

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,533,435)	1,533,435	1,533,435

TOTAL INVESTMENTS — 98.4% (Cost $84,832,786)		96,866,131

Other Assets & Liabilities — 1.6%		1,605,300

TOTAL NET ASSETS — 100.0%		$98,471,431

(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierachy table located at the end of the Schedule of Investments.
†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $624,855, which represents 0.6% of the Fund’s net assets.

PLC — Public Limited Company.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$304,847
Aerospace & Defense	1.5%	1,378,416
Agriculture	1.1%	1,065,688
Airlines	0.2%	201,879
Apparel	1.6%	1,529,286
Auto Manufacturers	3.2%	3,031,962
Auto Parts & Equipment	1.1%	1,061,721
Banks	11.6%	11,038,614
Beverages	2.4%	2,227,898
Biotechnology	0.7%	630,861
Building & Real Estate	0.2%	146,598
Building Materials	1.3%	1,262,142

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Building-Maintenance Service	—+	$36,592
Chemicals	3.2%	3,014,476
Commercial Services	2.1%	1,982,112
Computers	0.6%	596,228
Cosmetics & Personal Care	2.5%	2,403,064
Distribution & Wholesale	1.2%	1,109,202
Diversified	—+	36,540
Diversified Financial Services	2.1%	1,999,825
Diversified Operations	0.2%	202,263
Electric	2.6%	2,491,148
Electrical Components & Equipment	1.1%	1,054,352
Electronics	1.5%	1,427,194
Energy-Alternate Sources	0.2%	209,194
Engineering & Construction	1.3%	1,182,901
Entertainment	0.5%	426,391
Environmental Control	—+	19,369
Food	4.8%	4,499,297
Food Service	0.1%	71,584
Forest Products & Paper	0.3%	291,470
Gas	0.9%	813,733
Hand & Machine Tools	0.5%	510,694
Healthcare Products	1.4%	1,362,938
Healthcare Services	0.5%	449,921
Holding Companies	0.4%	372,574
Home Builders	0.3%	311,384
Home Furnishings	0.8%	712,103
Hotels & Resorts	0.2%	151,883
Household Products & Wares	0.5%	488,176
Insurance	5.6%	5,272,288
Internet	0.5%	514,649
Investment Companies	0.3%	279,062
Iron & Steel	0.5%	453,310
Leisure Time	0.3%	315,971
Lodging	0.4%	414,625
Machinery - Construction & Mining	0.8%	782,564
Machinery - Diversified	0.9%	890,502
Media	0.7%	616,131
Metal Fabricate/Hardware	0.3%	295,648
Mining	2.6%	2,435,078
Miscellaneous Manufacturing	1.1%	1,019,162
Mixed Industrial/Office	0.3%	278,300
Office & Business Equipment	0.3%	320,263
Oil & Gas	5.7%	5,434,913
Packaging and Containers	0.1%	107,588
Pharmaceuticals	8.8%	8,353,444
Pipelines	0.1%	81,994
Real Estate	1.9%	1,792,961
Real Estate Investment Trusts	1.2%	1,103,227
Real Estate Management Services	0.2%	169,046
Retail	2.3%	2,140,905
Semiconductors	1.2%	1,178,815
Shipbuilding	—%	17,458
Software	1.6%	1,533,574
Telecommunications	4.6%	4,313,161
Textiles	0.1%	133,491
Toys, Games & Hobbies	0.3%	306,334
Transportation	2.0%	1,851,377

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Venture Capital	0.1%	$74,961
Water	0.2%	208,240

	100.0%	$94,795,562

+	Less than 0.005%.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follow (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$6,932,608	$70,734	$6,861,874	$—
Austria	228,499	—	228,499	—
Belgium	905,216	—	905,216	—
Bermuda	62,329	—	62,329	—
China	141,626	28,052	113,574	—
Denmark	1,670,618	—	1,670,618	—
Finland	1,194,238	—	1,194,238	—
France	9,798,288	101,847	9,696,441	—
Germany	7,828,597	80,136	7,748,461	—
Hong Kong	3,348,911	34,659	3,314,252	—
Ireland	1,130,151	12,342	1,117,809	—
Isle of Man	35,610	—	35,610	—
Israel	502,028	120,719	381,309	—
Italy	1,937,858	—	1,937,858	—
Japan	23,122,105	—	23,122,105	—
Jersey	110,991	—	110,991	—
Luxembourg	324,255	—	324,255	—
Macau	26,993	—	26,993	—
Netherlands	5,649,310	226,390	5,422,920	—
New Zealand	215,635	—	215,635	—
Norway	697,596	—	697,596	—
Portugal	148,195	—	148,195	—
Singapore	1,403,114	—	1,403,114	—
Spain	2,888,756	—	2,888,756	—
Sweden	2,341,449	—	2,341,449	—
Switzerland	8,735,238	—	8,735,238	—
United Kingdom	13,415,348	90,546	13,324,047	755

TOTAL COMMON STOCKS	94,795,562	765,425	94,029,382	755

PREFERRED STOCKS
Germany	532,478	—	532,478	—
RIGHTS	4,656	4,656	—	—
SHORT-TERM INVESTMENTS	1,533,435	1,533,435	—	—

TOTAL INVESTMENTS	$96,866,131	$2,303,516	$94,561,860	$755

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(69,281)	$(69,281)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(69,281)	$(69,281)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2017	$—
Change in Appreciation/(Depreciation)	(8)
Purchases	763

Balance as of 12/31/2018	$755

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $2,102,440 was transferred from Level 1 into Level 2 at 12/31/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

An amount of $75,719 was transferred from Level 2 into Level 1 at 12/31/18 as a result of using quoted prices in active market for such foreign securities.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Futures Contracts:

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Buy/Long	E-Mini MSCI EAFE Index	3/29/2019	37	50	$1,716	$3,174,600	$—	$(69,281)

Total							$—	$(69,281)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 94.9%
Belgium — 1.3%
Anheuser-Busch InBev N.V.	59,388	$3,912,427

Brazil — 1.0%
Ambev S.A. ADR	713,564	2,797,171

Canada — 8.2%
Alimentation Couche-Tard, Inc., Class B	193,719	9,636,286
Canadian National Railway Co.	76,025	5,630,594
Constellation Software, Inc.	14,302	9,154,663

		24,421,543

China — 3.3%
Alibaba Group Holding Ltd. ADR*	22,853	3,132,460
Tencent Holdings Ltd.	165,882	6,648,609

		9,781,069

France — 11.4%
Air Liquide S.A.	36,962	4,589,785
L’Oreal S.A.	23,624	5,405,753
LVMH Moet Hennessy Louis Vuitton S.E.	16,050	4,699,058
Safran S.A.	61,633	7,391,961
Teleperformance	46,539	7,444,844
Vinci S.A.	53,894	4,431,817

		33,963,218

Germany — 5.9%
Fresenius S.E. & Co. KGaA	132,087	6,384,315
HeidelbergCement AG	63,450	3,889,350
SAP S.E.	72,337	7,179,431

		17,453,096

Hong Kong — 1.6%
Techtronic Industries Co., Ltd.	917,474	4,868,729

India — 8.7%
HDFC Bank Ltd.	463,409	14,096,831
Housing Development Finance Corp. Ltd.	238,990	6,733,374
Power Grid Corp. of India Ltd.	1,770,709	5,036,347

		25,866,552

Ireland — 3.9%
Kingspan Group PLC	71,804	3,078,058
Medtronic PLC	42,110	3,830,325
Paddy Power Betfair PLC	55,882	4,589,298

		11,497,681

Japan — 4.3%
Keyence Corp.	14,778	7,469,479
Shimano, Inc.	36,500	5,145,308

		12,614,787

Mexico — 1.2%
Wal-Mart de Mexico S.A.B. de C.V.	1,409,079	3,583,689

Netherlands — 7.4%
Heineken N.V.	87,798	7,760,193
Unilever N.V.	260,470	14,110,266

		21,870,459

	Number of Shares	Value†

Singapore — 2.0%
United Overseas Bank Ltd.	330,600	$5,980,550

Spain — 3.7%
Grifols S.A.	227,411	5,969,955
Industria de Diseno Textil S.A.	193,654	4,942,963

		10,912,918

Sweden — 1.0%
Svenska Handelsbanken AB, A Shares	265,896	2,958,273

Switzerland — 5.2%
Nestle S.A.	159,944	12,981,501
UBS Group AG*	204,396	2,549,481

		15,530,982

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	106,493	3,930,657

United Kingdom — 17.5%
Bunzl PLC	293,672	8,868,549
DCC PLC	60,935	4,648,140
Diageo PLC	232,233	8,298,708
Domino’s Pizza Group PLC	1,358,824	4,038,481
London Stock Exchange Group PLC	61,969	3,214,986
Reckitt Benckiser Group PLC	87,162	6,674,546
RELX PLC	585,212	12,040,895
Rentokil Initial PLC	978,024	4,207,457

		51,991,762

United States — 6.0%
Booking Holdings, Inc.*	3,739	6,440,128
Mastercard, Inc., Class A	37,143	7,007,027
Philip Morris International, Inc.	21,949	1,465,315
Visa, Inc., Class A	21,107	2,784,858

		17,697,328

TOTAL COMMON STOCKS (Cost $274,085,107)		281,632,891

SHORT-TERM INVESTMENTS — 4.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $13,439,232)	13,439,232	13,439,232

TOTAL INVESTMENTS — 99.4% (Cost $287,524,339)		295,072,123

Other Assets & Liabilities — 0.6%		1,820,295

TOTAL NET ASSETS — 100.0%		$296,892,418

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

International Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	2.6%	$7,391,961
Agriculture	0.5%	1,465,315
Apparel	1.7%	4,699,058
Banks	9.1%	25,585,135
Beverages	8.1%	22,768,499
Building Materials	2.5%	6,967,408
Chemicals	1.6%	4,589,785
Commercial Services	5.8%	16,248,352
Computers	2.6%	7,444,844
Cosmetics & Personal Care	6.9%	19,516,019
Distribution & Wholesale	3.1%	8,868,549
Diversified Financial Services	7.0%	19,740,245
Electric	1.8%	5,036,347
Electronics	2.7%	7,469,479
Engineering & Construction	1.6%	4,431,817
Entertainment	1.6%	4,589,298
Food	4.6%	12,981,501
Hand & Machine Tools	1.7%	4,868,729
Healthcare Products	1.4%	3,830,325
Healthcare Services	2.3%	6,384,315
Household Products & Wares	2.4%	6,674,546
Internet	5.8%	16,221,197
Leisure Time	1.8%	5,145,308
Oil & Gas	1.6%	4,648,140
Pharmaceuticals	2.1%	5,969,955
Retail	7.9%	22,201,419
Semiconductors	1.4%	3,930,657
Software	5.8%	16,334,094
Transportation	2.0%	5,630,594

	100.0%	$281,632,891

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Belgium	$3,912,427	$—	$3,912,427	$—
Brazil	2,797,171	2,797,171	—	—
Canada	24,421,543	24,421,543	—	—
China	9,781,069	3,132,460	6,648,609	—
France	33,963,218	—	33,963,218	—
Germany	17,453,096	—	17,453,096	—
Hong Kong	4,868,729	—	4,868,729	—
India	25,866,552	—	25,866,552	—
Ireland	11,497,681	3,830,325	7,667,356	—
Japan	12,614,787	—	12,614,787	—
Mexico	3,583,689	3,583,689	—	—
Netherlands	21,870,459	—	21,870,459	—
Singapore	5,980,550	—	5,980,550	—
Spain	10,912,918	—	10,912,918	—
Sweden	2,958,273	—	2,958,273	—
Switzerland	15,530,982	—	15,530,982	—
Taiwan	3,930,657	3,930,657	—	—
United Kingdom	51,991,762	—	51,991,762	—
United States	17,697,328	17,697,328	—	—

TOTAL COMMON STOCKS	281,632,891	59,393,173	222,239,718	—

SHORT-TERM INVESTMENTS	13,439,232	13,439,232	—	—

TOTAL INVESTMENTS	$295,072,123	$72,832,405	$222,239,718	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $10,691,876 was transferred from Level 1 into Level 2 at 12/31/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 91.6%
Argentina — 0.3%
Grupo Financiero Galicia S.A. ADR	17,711	$488,292

Austria — 0.7%
Erste Group Bank AG*	30,301	1,004,708

Brazil — 4.5%
Ambev S.A.	524,408	2,080,990
B3 S.A.—Brasil Bolsa Balcao	226,208	1,564,765
Lojas Renner S.A.	141,482	1,547,787
Petroleo Brasileiro S.A.	222,413	1,457,599

		6,651,141

Chile — 1.9%
Banco Santander Chile	9,888,550	736,512
Banco Santander Chile ADR	6,348	189,805
S.A.C.I. Falabella	259,984	1,906,649

		2,832,966

China — 16.8%
Alibaba Group Holding Ltd. ADR*	25,247	3,460,606
Anhui Conch Cement Co., Ltd., Class H	197,000	952,647
Baidu, Inc. ADR*	5,200	824,720
Bank of China Ltd., Class H	6,805,000	2,933,652
China Construction Bank Corp., Class H	5,010,930	4,103,217
China Life Insurance Co. Ltd., Class H	250,000	528,686
China Pacific Insurance Group Co. Ltd., Class H	384,400	1,242,176
New Oriental Education & Technology Group, Inc. ADR*	14,459	792,498
PetroChina Co. Ltd., Class H	1,562,000	969,215
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	183,500	372,602
Shenzhou International Group Holdings Ltd.	147,000	1,670,780
Sinopharm Group Co. Ltd., Class H	93,200	392,396
TAL Education Group ADR*	20,572	548,861
Tencent Holdings Ltd.	146,000	5,851,731

		24,643,787

Egypt — 0.7%
Commercial International Bank Egypt S.A.E.	237,914	982,394

Germany — 1.0%
adidas AG	6,722	1,404,826

Hong Kong — 4.7%
China Mengniu Dairy Co. Ltd.*	435,000	1,353,512
China Mobile Ltd.	210,500	2,036,924
China Overseas Land & Investment Ltd.	238,000	820,579
China Resources Land Ltd.	132,000	507,761
China Resources Power Holdings Co. Ltd.	234,000	450,084
China Unicom Hong Kong Ltd.	806,000	858,718
CSPC Pharmaceutical Group Ltd.	436,000	625,865
Sino Biopharmaceutical Ltd.	387,000	254,758

		6,908,201

Hungary — 1.7%
OTP Bank NYRT*	52,142	2,107,219
Richter Gedeon NYRT	22,513	436,071

		2,543,290

	Number of Shares	Value†

India — 10.5%
Ashok Leyland Ltd.	1,035,981	$1,519,534
Eicher Motors Ltd.	3,294	1,091,837
Housing Development Finance Corp. Ltd.	50,235	1,415,336
ICICI Bank Ltd.	193,242	997,152
ICICI Bank Ltd. ADR	67,400	693,546
IndusInd Bank Ltd.	61,920	1,417,827
L&T Finance Holdings Ltd.	277,723	606,301
Marico Ltd.	349,171	1,866,680
Maruti Suzuki India Ltd.	16,443	1,756,980
Shree Cement Ltd.	6,749	1,665,019
Tata Consultancy Services Ltd.	42,681	1,157,289
Zee Entertainment Enterprises Ltd.	176,738	1,205,572

		15,393,073

Indonesia — 4.8%
Astra International Tbk PT	2,586,000	1,481,498
Bank Central Asia Tbk PT	630,000	1,139,323
Bank Mandiri Persero Tbk PT	2,105,100	1,079,855
Bank Rakyat Indonesia Tbk PT	2,730,200	695,542
Telekomunikasi Indonesia Persero Tbk PT	5,235,700	1,368,787
Unilever Indonesia Tbk PT	388,400	1,228,751

		6,993,756

Malaysia — 2.8%
Genting Malaysia Bhd	177,000	129,241
Malayan Banking Bhd	511,601	1,175,228
Malaysia Airports Holdings Bhd	475,200	962,597
Public Bank Bhd	167,300	1,001,584
Sime Darby Plantation Bhd	801,100	920,767

		4,189,417

Mexico — 5.0%
Alsea S.A.B.de C.V.	334,557	872,324
Fomento Economico Mexicano S.A.B. de C.V. ADR	26,699	2,297,449
Grupo Financiero Banorte S.A.B. de C.V., Series O	325,828	1,590,529
Infraestructura Energetica Nova S.A.B. de C.V.	157,494	585,200
Wal-Mart de Mexico S.A.B. de C.V.	804,967	2,047,261

		7,392,763

Peru — 2.2%
Cia de Minas Buenaventura S.A.A. ADR	116,499	1,889,614
Credicorp Ltd.	6,423	1,423,786

		3,313,400

Philippines — 1.5%
Ayala Corp.	34,620	591,883
Ayala Land, Inc.	501,600	387,699
SM Investments Corp.	69,210	1,207,418

		2,187,000

Poland — 3.1%
CCC S.A.	15,377	797,779
LPP S.A.	553	1,162,671

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Poland — (continued)
Powszechna Kasa Oszczednosci Bank Polski S.A.	109,297	$1,154,566
Santander Bank Polska S.A.*	14,349	1,379,172

		4,494,188

Portugal — 1.0%
Jeronimo Martins SGPS S.A.	121,147	1,435,655

Russia — 4.2%
MMC Norilsk Nickel PJSC ADR	81,102	1,527,962
Sberbank of Russia PJSC ADR	159,502	1,746,733
X5 Retail Group N.V. GDR	58,958	1,462,761
Yandex N.V., Class A*	51,462	1,407,486

		6,144,942

South Africa — 5.9%
AVI Ltd.	165,809	1,175,922
Capitec Bank Holdings Ltd.	22,684	1,757,866
Clicks Group Ltd.	100,698	1,338,721
Reunert Ltd.	169,878	837,379
Sanlam Ltd.	344,808	1,909,958
The Bidvest Group Ltd.	120,647	1,733,052

		8,752,898

South Korea — 6.5%
BGF retail Co. Ltd.	1,897	346,261
E-MART, Inc.	2,303	376,104
GS Retail Co. Ltd.	9,531	345,403
KB Financial Group, Inc.*	9,541	398,020
LG Household & Health Care Ltd.	902	891,461
NAVER Corp.	9,005	986,911
S-Oil Corp.	6,616	577,087
Samsung Electronics Co. Ltd.	131,461	4,576,383
Shinhan Financial Group Co., Ltd.*	13,075	463,589
SK Hynix, Inc.*	10,634	579,729

		9,540,948

Taiwan — 8.7%
ASE Technology Holding Co. Ltd.*	339,258	642,845
Cathay Financial Holding Co., Ltd.	697,000	1,066,989
CTBC Financial Holding Co. Ltd.	1,278,000	840,584
Hon Hai Precision Industry Co. Ltd.*	132,112	304,047
Largan Precision Co. Ltd.	4,000	417,380
MediaTek, Inc.	103,000	766,578
Mega Financial Holding Co. Ltd.	775,000	654,272
Nanya Technology Corp.	109,000	195,199
President Chain Store Corp.	67,000	675,026
Taiwan Cement Corp.	197,000	227,380
Taiwan Semiconductor Manufacturing Co. Ltd.	931,769	6,765,792
Vanguard International Semiconductor Corp.	126,000	244,389

		12,800,481

Thailand — 2.1%
Bangkok Dusit Medical Services PCL, Class F	1,027,600	770,069
Central Pattana PCL	260,200	597,870
CP ALL PCL	238,200	501,997
PTT PCL	852,700	1,208,872

		3,078,808

	Number of Shares	Value†

United States — 1.0%
Samsonite International S.A.144A @	523,800	$1,488,028

TOTAL COMMON STOCKS (Cost $129,871,072)		134,664,962

PREFERRED STOCKS — 5.0%
Brazil — 4.7%
Banco Bradesco S.A.	262,770	2,620,411
Itau Unibanco Holding S.A.	297,784	2,727,558
Petroleo Brasileiro S.A.	266,339	1,558,555

		6,906,524

South Korea — 0.3%
Samsung Electronics Co. Ltd.	13,258	378,829

TOTAL PREFERRED STOCKS (Cost $5,676,401)		7,285,353

SHORT-TERM INVESTMENTS — 4.7%
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares (Cost $6,861,218)	6,861,218	6,861,218

TOTAL INVESTMENTS — 101.3% (Cost $142,408,691)		148,811,533

Other Assets & Liabilities — (1.3)%		(1,838,885)

TOTAL NET ASSETS — 100.0%		$146,972,648

†	See Security Valuation Note.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2018, the aggregate value of Rule 144A securities was $1,488,028, which represents 1.0% of the Fund’s net assets.

GDR — Global Depository Receipt.

ADR — American Depository Receipt.

PCL — Public Company Limited.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	0.7%	$920,767
Apparel	3.1%	4,238,277
Auto Manufacturers	3.2%	4,368,351
Banks	20.8%	28,040,642
Beverages	3.3%	4,378,439
Building Materials	2.1%	2,845,046
Commercial Services	1.0%	1,341,359
Computers	0.9%	1,157,289
Cosmetics & Personal Care	0.7%	891,461
Distribution & Wholesale	0.6%	837,379
Diversified Financial Services	5.7%	7,700,733
Electric	0.8%	1,035,284

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Emerging Markets Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Electronics	0.2%	$304,047
Engineering & Construction	0.7%	962,597
Food	3.2%	4,251,928
Healthcare Services	0.6%	770,069
Holding Companies	0.9%	1,175,922
Household Products & Wares	3.4%	4,583,459
Insurance	3.5%	4,747,809
Internet	9.3%	12,531,454
Lodging	0.1%	129,241
Media	0.9%	1,205,572
Mining	2.5%	3,417,576
Miscellaneous Manufacturing	0.3%	417,380
Oil & Gas	3.1%	4,212,773
Pharmaceuticals	1.3%	1,709,090
Real Estate	2.2%	2,905,792
Retail	11.5%	15,549,882
Semiconductors	10.2%	13,770,915
Telecommunications	3.2%	4,264,429

	100.0%	$134,664,962

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$488,292	$488,292	$—	$—
Austria	1,004,708	—	1,004,708	—
Brazil	6,651,141	6,651,141	—	—
Chile	2,832,966	2,832,966	—	—
China	24,643,787	5,626,685	19,017,102	—
Egypt	982,394	—	982,394	—
Germany	1,404,826	—	1,404,826	—
Hong Kong	6,908,201	—	6,908,201	—
Hungary	2,543,290	—	2,543,290	—
India	15,393,073	693,546	14,699,527	—
Indonesia	6,993,756	—	6,993,756	—
Malaysia	4,189,417	—	4,189,417	—
Mexico	7,392,763	7,392,763	—	—
Peru	3,313,400	3,313,400	—	—
Philippines	2,187,000	—	2,187,000	—
Poland	4,494,188	—	4,494,188	—
Portugal	1,435,655	—	1,435,655	—
Russia	6,144,942	2,935,448	3,209,494	—
South Africa	8,752,898	—	8,752,898	—
South Korea	9,540,948	—	9,540,948	—
Taiwan	12,800,481	—	12,800,481	—
Thailand	3,078,808	770,069	2,308,739	—
United States	1,488,028	—	1,488,028	—

TOTAL COMMON STOCKS	134,664,962	30,704,310	103,960,652	—

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
PREFERRED STOCKS
Brazil	$6,906,524	$6,906,524	$—	$—
South Korea	378,829	—	378,829	—

TOTAL PREFERRED STOCKS	7,285,353	6,906,524	378,829	—

SHORT-TERM INVESTMENTS	6,861,218	6,861,218	—	—

TOTAL INVESTMENTS	$148,811,533	$44,472,052	$104,339,481	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$61,129	$—	$61,129	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$61,129	$—	$61,129	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(308,297)	$—	$(308,297)	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(308,297)	$—	$(308,297)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

An amount of $18,243,657 was transferred from Level 1 into Level 2 at 12/31/18 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Emerging Markets Equity Fund

Open forward foreign currency contracts held by Emerging Markets Equity Fund at December 31, 2018 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Appreciation	Unrealized Depreciation
Sell	Hong Kong Dollar	UBS Securities	03/01/2019	(181,703,589)	7.81640	$(23,307,584)	$(23,246,455)	$61,129	$—
Sell	South African Rand	UBS Securities	01/17/2019	(93,373,843)	14.41775	(6,168,013)	(6,476,310)	—	(308,297)

	Total							$61,129	$(308,297)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 0.8%
Entertainment — 0.8%
Red Rock Resorts, Inc., Class A (Cost $1,096,566)	46,620	$946,852

REAL ESTATE INVESTMENT TRUSTS — 99.4%
Apartments — 18.5%
American Homes 4 Rent, Class A	41,058	815,001
Apartment Investment & Management Co., Class A	114,881	5,040,978
Essex Property Trust, Inc.	22,994	5,638,359
Invitation Homes, Inc.	124,431	2,498,575
UDR, Inc.	181,903	7,206,997

		21,199,910

Building & Real Estate — 3.2%
Agree Realty Corp.	26,687	1,577,736
Realty Income Corp.	32,333	2,038,272

		3,616,008

Diversified — 10.1%
American Tower Corp.	7,488	1,184,527
Cousins Properties, Inc.	70,431	556,405
Digital Realty Trust, Inc.	47,095	5,017,972
Lamar Advertising Co., Class A	20,476	1,416,529
Outfront Media, Inc.	54,848	993,846
SBA Communications Corp.*	14,539	2,353,719

		11,522,998

Healthcare — 12.0%
HCP, Inc.	87,748	2,450,802
Sabra Health Care REIT, Inc.	65,540	1,080,099
Ventas, Inc.	39,722	2,327,312
Welltower, Inc.	113,015	7,844,371

		13,702,584

Hotels & Resorts — 8.1%
Host Hotels & Resorts, Inc.	57,031	950,707
Park Hotels & Resorts, Inc.	132,896	3,452,638
Pebblebrook Hotel Trust	51,743	1,464,844
RLJ Lodging Trust	37,712	618,477
VICI Properties, Inc.	148,265	2,784,417

		9,271,083

Industrial — 6.9%
CyrusOne, Inc.	51,954	2,747,327
Prologis, Inc.	87,471	5,136,297

		7,883,624

Manufactured Homes — 4.4%
Equity LifeStyle Properties, Inc.	13,147	1,276,968
Sun Communities, Inc.	36,669	3,729,604

		5,006,572

Office Property — 12.1%
Boston Properties, Inc.	33,461	3,766,036
Douglas Emmett, Inc.	38,611	1,317,793
Hudson Pacific Properties, Inc.	91,668	2,663,872

	Number of Shares	Value†

Office Property — (continued)
Kilroy Realty Corp.	40,418	$2,541,484
VEREIT, Inc.	497,096	3,554,236

		13,843,421

Regional Malls — 1.1%
Taubman Centers, Inc.	26,853	1,221,543

Storage & Warehousing — 13.1%
Americold Realty Trust	47,075	1,202,296
Extra Space Storage, Inc.	49,248	4,455,959
Industrial Logistics Properties Trust	45,310	891,248
Iron Mountain, Inc.	58,542	1,897,346
Liberty Property Trust	40,812	1,709,207
Life Storage, Inc.	28,073	2,610,508
Public Storage	10,967	2,219,830

		14,986,394

Strip Centers — 5.4%
Regency Centers Corp.	20,849	1,223,419
SITE Centers Corp.	133,259	1,475,177
Urban Edge Properties	106,378	1,768,002
Weingarten Realty Investors	69,219	1,717,324

		6,183,922

Telecommunications — 4.5%
Equinix, Inc.	14,748	5,199,555

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $112,907,396)		113,637,614

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,017,942)	1,017,942	1,017,942

TOTAL INVESTMENTS — 101.1% (Cost $115,021,904)		115,602,408

Other Assets & Liabilities — (1.1)%		(1,236,692)

TOTAL NET ASSETS — 100.0%		$114,365,716

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$946,852	$946,852	$—	$—
REAL ESTATE INVESTMENT TRUSTS	113,637,614	113,637,614	—	—
SHORT-TERM INVESTMENTS	1,017,942	1,017,942	—	—

TOTAL INVESTMENTS	$115,602,408	$115,602,408	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.6%
Penn Series Flexibly Managed Fund*	36,707	$1,929,310
Penn Series Index 500 Fund*	90,991	1,895,349
Penn Series Large Cap Growth Fund*	106,826	1,912,178
Penn Series Large Cap Value Fund*	193,883	5,083,605
Penn Series Large Core Value Fund*	326,691	5,687,697
Penn Series Large Growth Stock Fund*	15,802	631,286
Penn Series Mid Cap Growth Fund*	66,650	1,267,007
Penn Series Mid Cap Value Fund*	136,420	3,083,098
Penn Series Mid Core Value Fund*	149,641	3,130,494
Penn Series Real Estate Securities Fund*	89,171	1,834,243
Penn Series Small Cap Growth Fund*	51,684	1,912,313
Penn Series Small Cap Index Fund*	30,932	626,679
Penn Series Small Cap Value Fund*	58,870	1,881,483
Penn Series SMID Cap Growth Fund*	51,299	1,278,895
Penn Series SMID Cap Value Fund*	186,183	4,406,956

TOTAL AFFILIATED EQUITY FUNDS (Cost $31,487,935)		36,560,593

AFFILIATED FIXED INCOME FUNDS — 9.1%
Penn Series High Yield Bond Fund*	99,598	1,282,819
Penn Series Limited Maturity Bond Fund*	375,132	4,599,119

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,757,087)		5,881,938

AFFILIATED INTERNATIONAL EQUITY FUNDS — 33.2%
Penn Series Developed International Index Fund*	528,109	6,453,488
Penn Series Emerging Markets Equity Fund*	635,795	7,241,704
Penn Series International Equity Fund*	293,438	7,779,045

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $19,874,200)		21,474,237

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $254,951)	254,951	254,951

TOTAL INVESTMENTS — 99.3% (Cost $57,374,173)		64,171,719

Other Assets & Liabilities — 0.7%		432,486

TOTAL NET ASSETS — 100.0%		$64,604,205

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$36,560,593	$36,560,593	$—	$—
AFFILIATED FIXED INCOME FUNDS	5,881,938	5,881,938	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	21,474,237	21,474,237	—	—
SHORT-TERM INVESTMENTS	254,951	254,951	—	—

TOTAL INVESTMENTS	$64,171,719	$64,171,719	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 55.8%
Penn Series Flexibly Managed Fund*	248,301	$13,050,710
Penn Series Index 500 Fund*	307,727	6,409,945
Penn Series Large Cap Growth Fund*	361,286	6,467,011
Penn Series Large Cap Value Fund*	655,720	17,192,975
Penn Series Large Core Value Fund*	1,104,849	19,235,422
Penn Series Large Growth Stock Fund*	53,440	2,134,929
Penn Series Mid Cap Growth Fund*	225,400	4,284,855
Penn Series Mid Cap Value Fund*	369,062	8,340,801
Penn Series Mid Core Value Fund*	404,854	8,469,538
Penn Series Real Estate Securities Fund*	301,532	6,202,521
Penn Series Small Cap Growth Fund*	116,531	4,311,635
Penn Series Small Cap Index Fund*	209,212	4,238,633
Penn Series Small Cap Value Fund*	199,090	6,362,925
Penn Series SMID Cap Growth Fund*	86,747	2,162,614
Penn Series SMID Cap Value Fund*	539,706	12,774,835

TOTAL AFFILIATED EQUITY FUNDS (Cost $95,418,705)		121,639,349

AFFILIATED FIXED INCOME FUNDS — 18.3%
Penn Series High Yield Bond Fund*	336,875	4,338,952
Penn Series Limited Maturity Bond Fund*	1,994,042	24,446,952
Penn Series Quality Bond Fund*	761,255	11,159,994

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,410,233)		39,945,898

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.3%
Penn Series Developed International Index Fund*	1,250,369	15,279,512
Penn Series Emerging Markets Equity Fund*	1,564,088	17,814,962
Penn Series International Equity Fund*	827,098	21,926,365

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $48,486,250)		55,020,839

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $734,141)	734,141	734,141

TOTAL INVESTMENTS — 99.7% (Cost $183,049,329)		217,340,227

Other Assets & Liabilities — 0.3%		578,098

TOTAL NET ASSETS — 100.0%		$217,918,325

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$121,639,349	$121,639,349	$—	$—
AFFILIATED FIXED INCOME FUNDS	39,945,898	39,945,898	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	55,020,839	55,020,839	—	—
SHORT-TERM INVESTMENTS	734,141	734,141	—	—

TOTAL INVESTMENTS	$217,340,227	$217,340,227	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.1%
Penn Series Flexibly Managed Fund*	332,598	$17,481,348
Penn Series Index 500 Fund*	274,817	5,724,443
Penn Series Large Cap Growth Fund*	322,644	5,775,331
Penn Series Large Cap Value Fund*	548,979	14,394,220
Penn Series Large Core Value Fund*	986,688	17,178,234
Penn Series Large Growth Stock Fund*	71,589	2,859,977
Penn Series Mid Cap Growth Fund*	301,947	5,740,014
Penn Series Mid Cap Value Fund*	370,815	8,380,415
Penn Series Mid Core Value Fund*	677,925	14,182,196
Penn Series Real Estate Securities Fund*	269,311	5,539,718
Penn Series Small Cap Growth Fund*	78,050	2,887,864
Penn Series Small Cap Index Fund*	280,265	5,678,175
Penn Series Small Cap Value Fund*	266,702	8,523,801
Penn Series SMID Cap Growth Fund*	116,204	2,896,968
Penn Series SMID Cap Value Fund*	481,990	11,408,695

TOTAL AFFILIATED EQUITY FUNDS (Cost $98,178,508)		128,651,399

AFFILIATED FIXED INCOME FUNDS — 38.8%
Penn Series High Yield Bond Fund*	676,839	8,717,684
Penn Series Limited Maturity Bond Fund*	3,641,948	44,650,282
Penn Series Quality Bond Fund*	4,078,341	59,788,481

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $105,519,553)		113,156,447

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.2%
Penn Series Developed International Index Fund*	1,196,305	14,618,842
Penn Series Emerging Markets Equity Fund*	1,309,336	14,913,341
Penn Series International Equity Fund*	775,498	20,558,450

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $41,681,356)		50,090,633

TOTAL INVESTMENTS — 100.1% (Cost $245,379,417)		291,898,479

Other Assets & Liabilities — (0.1)%		(280,396)

TOTAL NET ASSETS — 100.0%		$291,618,083

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$128,651,399	$128,651,399	$—	$—
AFFILIATED FIXED INCOME FUNDS	113,156,447	113,156,447	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	50,090,633	50,090,633

TOTAL INVESTMENTS	$291,898,479	$291,898,479	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.0%
Penn Series Flexibly Managed Fund*	133,605	$7,022,276
Penn Series Index 500 Fund*	41,390	862,158
Penn Series Large Cap Growth Fund*	97,193	1,739,752
Penn Series Large Cap Value Fund*	165,375	4,336,130
Penn Series Large Core Value Fund*	297,216	5,174,525
Penn Series Mid Cap Value Fund*	74,447	1,682,493
Penn Series Mid Core Value Fund*	81,678	1,708,694
Penn Series Real Estate Securities Fund*	81,100	1,668,219
Penn Series Small Cap Index Fund*	42,204	855,059
Penn Series Small Cap Value Fund*	53,552	1,711,531
Penn Series SMID Cap Value Fund*	72,590	1,718,215

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,486,848)		28,479,052

AFFILIATED FIXED INCOME FUNDS — 57.5%
Penn Series High Yield Bond Fund*	203,925	2,626,558
Penn Series Limited Maturity Bond Fund*	1,829,199	22,425,986
Penn Series Quality Bond Fund*	1,782,164	26,126,530

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $47,580,982)		51,179,074

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	216,251	2,642,592
Penn Series Emerging Markets Equity Fund*	157,817	1,797,538
Penn Series International Equity Fund*	166,891	4,424,280

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,869,415)		8,864,410

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $420,548)	420,548	420,548

TOTAL INVESTMENTS — 100.0% (Cost $79,357,793)		88,943,084

Other Assets & Liabilities — 0.0%		(15,887)

TOTAL NET ASSETS — 100.0%		$88,927,197

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$28,479,052	$28,479,052	$—	$—
AFFILIATED FIXED INCOME FUNDS	51,179,074	51,179,074	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,864,410	8,864,410	—	—
SHORT-TERM INVESTMENTS	420,548	420,548	—	—

TOTAL INVESTMENTS	$88,943,084	$88,943,084	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2018

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.2%
Penn Series Flexibly Managed Fund*	84,483	$4,440,448
Penn Series Large Cap Value Fund*	62,753	1,645,387
Penn Series Large Core Value Fund*	125,320	2,181,812
Penn Series Mid Cap Value Fund*	23,550	532,229
Penn Series Mid Core Value Fund*	51,663	1,080,786
Penn Series Real Estate Securities Fund*	25,655	527,722
Penn Series SMID Cap Value Fund*	22,957	543,382

TOTAL AFFILIATED EQUITY FUNDS (Cost $10,103,582)		10,951,766

AFFILIATED FIXED INCOME FUNDS — 76.6%
Penn Series High Yield Bond Fund*	128,941	1,660,755
Penn Series Limited Maturity Bond Fund*	1,618,778	19,846,212
Penn Series Quality Bond Fund*	1,514,937	22,208,980

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $41,241,505)		43,715,947

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	91,159	1,113,967
Penn Series International Equity Fund*	21,105	559,493

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,650,459)		1,673,460

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $776,744)	776,744	776,744

TOTAL INVESTMENTS — 100.0% (Cost $53,772,290)		57,117,917

Other Assets & Liabilities — 0.0%		(26,002)

TOTAL NET ASSETS — 100.0%		$57,091,915

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2018	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$10,951,766	$10,951,766	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,715,947	43,715,947	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,673,460	1,673,460
SHORT-TERM INVESTMENTS	776,744	776,744	—	—

TOTAL INVESTMENTS	$57,117,917	$57,117,917	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$110,872,874	$235,838,704	$425,330,242	$149,276,602
Foreign currency at value	—	—	—	108,257
Initial margin held by broker for open futures	—	207,150	883,742	—
Interest and dividends receivable	140,516	2,011,066	3,666,588	2,641,445
Futures variation margin receivable	—	49,264	227,890	—
Receivable for investment securities sold	—	—	—	2,048,594
Other assets	2,794	7,534	13,829	5,103

Total Assets	111,016,184	238,113,718	430,122,291	154,080,001

LIABILITIES
Cash overdraft	—	—	—	2,914
Payable for investment securities purchased	—	1,478,643	14,103,359	1,887,050
Payable for capital stock redeemed	—	3,192,739	6,615,179	1,697,494
Payable to investment adviser (See Note 3)	28,980	93,334	159,784	60,607
Payable to the administrator (See Note 3)	7,205	18,434	32,324	11,989
Other liabilities	46,922	114,534	184,401	96,000

Total Liabilities	83,107	4,897,684	21,095,047	3,756,054

NET ASSETS	$110,933,077	$233,216,034	$409,027,244	$150,323,947

Investments at cost	$110,872,874	$239,248,562	$432,595,242	$155,705,460
Foreign currency at cost	$—	$—	$—	$112,601

COMPONENTS OF NET ASSETS:
Paid-in Capital	$110,933,156	$237,736,878	$419,332,497	$165,936,350
Total distributable earnings (loss)	(79)	(4,520,844)	(10,305,253)	(15,612,403)

NET ASSETS	$110,933,077	$233,216,034	$409,027,244	$150,323,947

Shares outstanding, $0.10 par value, 500 million shares authorized	110,917,432

Shares outstanding, $0.10 par value, 250 million shares authorized			27,903,808	11,668,093

Shares outstanding, $0.0001 par value, 250 million shares authorized		19,028,634

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$12.26	$14.66	$12.88

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$74,911,966	$—	$—
Investments of unaffiliated issuers at value	3,705,337,765	57,447	280,558,637	53,412,085
Cash	—	—	—	500
Interest and dividends receivable	11,409,797	169	625,252	32,623
Reclaims receivable	220,402	—	5,584	21,705
Receivable for investment securities sold	13,636,022	45,964	—	—
Receivable for capital stock sold	—	—	1,824,628	76,626
Other assets	122,311	2,554	9,867	1,842

Total Assets	3,730,726,297	75,018,100	283,023,968	53,545,381

LIABILITIES
Cash overdraft	—	24	—	—
Written options, at value	13,942,582	—	—	—
Payable for investment securities purchased	8,833,650	—	801	—
Payable for capital stock redeemed	5,799,290	150,281	8,552	33,986
Payable to investment adviser (See Note 3)	2,217,393	—	174,698	25,527
Payable to the administrator (See Note 3)	289,204	5,937	22,655	4,286
Other liabilities	1,393,943	30,031	142,741	37,702

Total Liabilities	32,476,062	186,273	349,447	101,501

NET ASSETS	$3,698,250,235	$74,831,827	$282,674,521	$53,443,880

Investments of affiliated issuers at cost	$—	$48,099,278	$—	$—
Investments of unaffiliated issuers at cost	$3,510,547,433	$57,447	$231,631,122	$43,600,046
Written options, premiums received	$(23,897,767)	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,495,877,697	$49,860,810	$235,267,983	$43,907,450
Total distributable earnings (loss)	202,372,538	24,971,017	47,406,538	9,536,430

NET ASSETS	$3,698,250,235	$74,831,827	$282,674,521	$53,443,880

Shares outstanding, $0.10 par value, 250 million shares authorized	70,367,107		7,076,296

Shares outstanding, $0.0001 par value, 250 million shares authorized		3,831,467		2,985,778

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$52.56	$19.53	$39.95	$17.90

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$118,107,641	$178,892,207	$175,376,165	$413,629,400
Foreign currency at value	30,503	—	—	—
Interest and dividends receivable	39,305	296,099	341,262	491,640
Reclaims receivable	16,600	—	4,277	—
Receivable for investment securities sold	—	—	104,655	1,051,918
Receivable for capital stock sold	312,405	515,130	1,006,969	2,251,413
Future variation margin receivable	—	—	—	34,560
Other assets	4,091	6,107	6,369	15,088

Total Assets	118,510,545	179,709,543	176,839,697	417,474,019

LIABILITIES
Cash overdraft	—	—	488,174	463
Payable for investment securities purchased	—	—	—	277,973
Payable for capital stock redeemed	37	67,917	77,506	52,053
Payable to investment adviser (See Note 3)	61,664	101,960	101,997	48,052
Payable to the administrator (See Note 3)	9,494	14,193	14,338	34,646
Other liabilities	74,840	84,882	85,698	196,490

Total Liabilities	146,035	268,952	767,713	609,677

NET ASSETS	$118,364,510	$179,440,591	$176,071,984	$416,864,342

Investments at cost	$107,415,559	$190,585,628	$184,565,384	$219,105,929
Foreign currency at cost	$30,503	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$109,005,627	$193,607,328	$185,627,567	$230,176,112
Total distributable earnings (loss)	9,358,883	(14,166,737)	(9,555,583)	186,688,230

NET ASSETS	$118,364,510	$179,440,591	$176,071,984	$416,864,342

Shares outstanding, $0.10 par value, 250 million shares authorized		6,843,661

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,282,473		10,116,034	20,010,024

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.41	$26.22	$17.41	$20.83

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$111,235,320	$139,604,141	$78,730,258	$58,705,357
Cash	—	—	500	—
Interest and dividends receivable	48,534	345,310	187,136	15,950
Reclaims receivable	—	—	12,574	—
Receivable for investment securities sold	—	—	222,108	446,897
Receivable for capital stock sold	1,366,881	2,002,508	612,758	806,006
Net unrealized appreciation of forward foreign currency contracts	—	—	5,871	—
Other assets	3,965	5,319	2,853	2,104

Total Assets	112,654,700	141,957,278	79,774,058	59,976,314

LIABILITIES
Foreign currency overdraft	—	—	4	—
Payable for investment securities purchased	—	—	284,465	—
Payable for capital stock redeemed	16,498	34,233	38,174	8,510
Payable to investment adviser (See Note 3)	67,685	68,396	49,492	38,227
Payable to the administrator (See Note 3)	9,063	11,872	6,425	4,767
Net unrealized depreciation of forward foreign currency contracts	—	—	44,388	—
Other liabilities	59,480	71,373	58,980	43,146

Total Liabilities	152,726	185,874	481,928	94,650

NET ASSETS	$112,501,974	$141,771,404	$79,292,130	$59,881,664

Investments at cost	$92,158,539	$144,944,385	$87,360,821	$60,419,723

COMPONENTS OF NET ASSETS:
Paid-in Capital	$94,689,870	$149,361,351	$89,172,231	$61,731,968
Total distributable earnings (loss)	17,812,104	(7,589,947)	(9,880,101)	(1,850,304)

NET ASSETS	$112,501,974	$141,771,404	$79,292,130	$59,881,664

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,918,131	6,274,044	3,790,993	2,402,376

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.01	$22.60	$20.92	$24.93

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$80,090,419	$91,686,146	$208,291,300	$69,322,872
Cash	—	—	—	506
Initial margin held by broker for open futures	—	—	—	4
Interest and dividends receivable	173,195	23,922	530,725	100,231
Reclaims receivable	—	7,925	695	—
Receivable for investment securities sold	134,450	135,798	26,588	—
Receivable for capital stock sold	901,279	1,550,072	2,797,833	1,456,785
Future variation margin receivable	—	—	—	10,125
Other assets	2,859	3,370	7,835	2,562

Total Assets	81,302,202	93,407,233	211,654,976	70,893,085

LIABILITIES
Cash overdraft	85	1	—	—
Payable for investment securities purchased	224,891	29,844	74,381	66,515
Payable for capital stock redeemed	48,907	14,943	27,356	17,518
Payable to investment adviser (See Note 3)	58,688	59,082	132,076	18,153
Payable to the administrator (See Note 3)	6,580	7,573	17,479	5,741
Other liabilities	44,434	52,747	118,485	61,595

Total Liabilities	383,585	164,190	369,777	169,522

NET ASSETS	$80,918,617	$93,243,043	$211,285,199	$70,723,563

Investments at cost	$87,186,717	$75,831,236	$207,281,372	$60,267,226

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,343,261	$77,523,466	$211,994,411	$61,875,420
Total distributable earnings (loss)	(7,424,644)	15,719,577	(709,212)	8,848,143

NET ASSETS	$80,918,617	$93,243,043	$211,285,199	$70,723,563

Shares outstanding, $0.10 par value, 500 million shares authorized	3,419,136	—	6,611,565	—

Shares outstanding, $0.0001 par value, 250 million shares authorized		2,519,902		3,490,311

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$23.67	$37.00	$31.96	$20.26

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$96,866,131	$295,072,123	$148,811,533	$115,602,408
Foreign currency at value	648,238	1,109,341	26,514	—
Initial margin held by broker for open futures	269,778	—	—	—
Interest and dividends receivable	115,128	308,298	307,363	640,985
Reclaims receivable	400,759	972,735	61,769	—
Receivable for investment securities sold	62,000	1,774,296	241,309	174,219
Receivable for capital stock sold	313,917	850,617	—	—
Future variation margin receivable	1,480	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	61,129	—
Other assets	3,411	10,299	4,957	3,970

Total Assets	98,680,842	300,097,709	149,514,574	116,421,582

LIABILITIES
Cash overdraft	15	—	23	86
Payable for investment securities purchased	—	2,717,409	58,776	701,775
Payable for capital stock redeemed	59,195	91,462	1,839,182	1,210,245
Payable to investment adviser (See Note 3)	25,305	206,516	116,926	72,398
Payable to the administrator (See Note 3)	7,827	23,431	11,512	9,312
Deferred Indian capital gains tax	—	3,173	56,748	—
Net unrealized depreciation of forward foreign currency contracts	—	—	308,297	—
Other liabilities	117,069	163,300	150,462	62,050

Total Liabilities	209,411	3,205,291	2,541,926	2,055,866

NET ASSETS	$98,471,431	$296,892,418	$146,972,648	$114,365,716

Investments at cost	$84,832,786	$287,524,339	$142,408,691	$115,021,904
Foreign currency at cost	$649,271	$1,101,159	$26,297

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,346,988	$294,336,295	$143,207,368	$113,968,464
Total distributable earnings (loss)	10,124,443	2,556,123	3,765,280	397,252

NET ASSETS	$98,471,431	$296,892,418	$146,972,648	$114,365,716

Shares outstanding, $0.10 par value, 250 million shares authorized		11,201,217

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,057,483		12,908,142	5,560,074

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.22	$26.51	$11.39	$20.57

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$63,916,768	$216,606,086	$291,898,479	$88,522,536
Investments of unaffiliated issuers at value	254,951	734,141	—	420,548
Interest and dividends receivable	491	2,269	140	882
Receivable for investment securities sold	26,300	614,032	184,391	128,566
Receivable for capital stock sold	444,644	74,787	—	—
Other assets	2,219	7,664	9,978	3,002

Total Assets	64,645,373	218,038,979	292,092,988	89,075,534

LIABILITIES
Cash overdraft	—	—	54,835	9
Payable for capital stock redeemed	1,866	6	262,747	97,441
Payable to investment adviser (See Note 3)	6,685	22,569	29,406	9,245
Payable to the administrator (See Note 3)	5,142	17,545	23,087	7,022
Other liabilities	27,475	80,534	104,830	34,620

Total Liabilities	41,168	120,654	474,905	148,337

NET ASSETS	$64,604,205	$217,918,325	$291,618,083	$88,927,197

Investments of affiliated issuers at cost	$57,119,222	$182,315,188	$245,379,417	$78,937,245
Investments at unaffiliated issuers at cost	254,951	734,141	—	420,548

COMPONENTS OF NET ASSETS:
Paid-in Capital	$57,983,727	$184,203,047	$245,844,605	$79,501,258
Total distributable earnings (loss)	6,620,478	33,715,278	45,773,478	9,425,939

NET ASSETS	$64,604,205	$217,918,325	$291,618,083	$88,927,197

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,719,949	12,029,225	17,690,627	5,807,640

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$17.37	$18.12	$16.48	$15.31

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2018

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$56,341,173
Investments of unaffiliated issuers at value	776,744
Interest, and dividends receivable	1,533
Receivable for investment securities sold	25,329
Other assets	1,822

Total Assets	57,146,601

LIABILITIES
Payable for capital stock redeemed	21,037
Payable to investment adviser (See Note 3)	5,823
Payable to the administrator (See Note 3)	4,360
Other liabilities	23,466

Total Liabilities	54,686

NET ASSETS	$57,091,915

Investments of affiliated issuers at cost	$52,995,546
Investments of unaffiliated issuers at cost	$776,744

COMPONENTS OF NET ASSETS:
Paid-in Capital	$53,810,458
Total distributable earnings (loss)	3,281,457

NET ASSETS	$57,091,915

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,079,785

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.99

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2018

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$39,795	$23,078	$89,225	$176,226
Interest	1,633,986	7,786,322	15,653,802	9,462,239
Foreign tax withheld	—	—	—	(6,975)

Total Investment Income	1,673,781	7,809,400	15,743,027	9,631,490

EXPENSES
Investment advisory fees (See Note 3)	304,022	1,080,321	2,010,824	821,828
Shareholder servicing fees (See Note 3)	82,915	212,793	407,320	149,743
Administration fees (See Note 3)	27,638	70,931	135,773	49,914
Accounting fees (See Note 3)	64,405	138,218	215,773	103,190
Directors’ fees and expenses	4,524	11,722	22,695	8,335
Custodian fees and expenses	6,763	18,595	39,834	12,771
Pricing fees	6,646	23,540	24,525	42,380
Professional fees	11,445	25,193	38,905	17,510
Printing fees	5,735	14,961	29,466	11,380
Recaptured advisory fees (See Note 3)	543,462	—	—	—
Recaptured administrative fees (See Note 3)	75,300	—	—	—
Other expenses	31,384	52,341	84,085	65,784

Total Expenses	1,164,239	1,648,615	3,009,200	1,282,835

Net investment income (loss)	509,542	6,160,785	12,733,827	8,348,655

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions	(70)	(313,640)	(4,140,104)	(1,590,979)
Net realized gain (loss) on futures contracts	—	(454,470)	(726,360)	—
Net realized gain (loss) on foreign currencies	—	—	—	(133,338)
Net realized gain (loss) on forward foreign currency contracts	—	—	—	158,568
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	—	(2,622,408)	(11,509,721)	(10,363,367)
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	—	333
Net change in unrealized appreciation (depreciation) of futures contracts	—	565,525	2,203,805	—

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	(70)	(2,824,993)	(14,172,380)	(11,928,783)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$509,472	$3,335,792	$(1,438,553)	$(3,580,128)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2018

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$83,327,425	$1,013	$2,881,711	$759,379
Interest	40,571,326	803	(6,784)	4,878
Foreign tax withheld	(270,859)	—	(8,112)	(17,342)

Total Investment Income	123,627,892	1,816	2,866,815	746,915

EXPENSES
Investment advisory fees (See Note 3)	27,168,518	—	2,268,359	323,337
Shareholder servicing fees (See Note 3)	3,516,570	73,801	286,989	52,910
Administration fees (See Note 3)	1,172,190	24,600	95,663	17,637
Accounting fees (See Note 3)	921,460	12,000	175,367	41,152
Directors’ fees and expenses	194,348	4,097	15,846	2,927
Custodian fees and expenses	293,126	6,356	24,422	4,988
Pricing fees	3,920	2,587	7,278	6,289
Professional fees	429,911	8,776	34,455	6,679
Printing fees	256,128	5,363	20,725	3,976
Other expenses	644,781	23,067	111,547	50,910

Total Expenses	34,600,952	160,647	3,040,651	510,805

Net investment income (loss)	89,026,940	(158,831)	(173,836)	236,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on affiliated investment transactions	—	7,340,398	—	—
Net realized gain (loss) on unaffiliated investment transactions	221,193,953	—	36,075,459	5,067,671
Net realized gain (loss) on purchased options	4,177,995	—	—	—
Net realized gain (loss) on written options	1,296,968	—	—	—
Net realized gain (loss) on foreign currencies	47,840	—	(1,907)	(2,957)
Net realized gain (loss) on forward foreign currency contracts	—	—	—	2,101
Net change in unrealized appreciation (depreciation) of affiliated investments	—	(9,285,064)	—	—
Net change in unrealized appreciation (depreciation) of unaffiliated investments and foreign currencies	(328,285,354)	—	(37,694,955)	(4,596,077)
Net change in unrealized appreciation (depreciation) of purchased options	(2,381,269)	—	—	—
Net change in unrealized appreciation (depreciation) of written options	38,717,601	—	—	—

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	(65,232,266)	(1,944,666)	(1,621,403)	470,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,794,674	$(2,103,497)	$(1,795,239)	$706,848

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2018

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$998,531	$4,008,612	$4,731,971	$9,209,010
Interest	30,058	118,930	12,240	36,090
Foreign tax withheld	(31,616)	5,290	(4,038)	—

Total Investment Income	996,973	4,132,832	4,740,173	9,245,100

EXPENSES
Investment advisory fees (See Note 3)	781,269	1,298,556	1,372,404	623,142
Shareholder servicing fees (See Note 3)	117,190	175,646	185,871	433,607
Administration fees (See Note 3)	39,063	58,549	61,957	144,535
Accounting fees (See Note 3)	85,106	117,581	123,262	224,535
Directors’ fees and expenses	6,444	9,797	10,364	24,071
Custodian fees and expenses	11,330	15,288	16,407	37,321
Pricing fees	3,265	6,292	3,413	9,988
Professional fees	13,809	20,429	28,498	51,937
Printing fees	8,581	12,520	13,761	31,701
Other expenses	50,562	44,818	50,564	137,307

Total Expenses	1,116,619	1,759,476	1,866,501	1,718,144

Net investment income (loss)	(119,646)	2,373,356	2,873,672	7,526,956

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions	14,866,012	45,011,251	21,239,641	34,390,076
Net realized gain (loss) on futures contracts	—	—	—	(175,192)
Net realized gain (loss) on foreign currencies	1,244	—	—	—
Net realized gain (loss) on forward foreign currency contracts	(8,865)	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	(10,094,918)	(62,082,127)	(35,212,678)	(60,816,443)
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	(251,514)

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	4,763,473	(17,070,876)	(13,973,037)	(26,853,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,643,827	$(14,697,520)	$(11,099,365)	$(19,326,117)

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$834,780	$2,792,815	$2,059,894	$451,711
Interest	14,374	40,504	21,695	10,806
Foreign tax withheld	—	(4,366)	(13,906)	—

Total Investment Income	849,154	2,828,953	2,067,683	462,517

EXPENSES
Investment advisory fees (See Note 3)	881,040	949,322	671,984	507,449
Shareholder servicing fees (See Note 3)	113,277	155,343	83,998	60,894
Administration fees (See Note 3)	37,759	51,781	27,999	20,298
Accounting fees (See Note 3)	82,931	106,302	65,299	47,362
Directors’ fees and expenses	6,215	8,693	4,694	3,354
Custodian fees and expenses	10,692	13,605	7,858	4,585
Pricing fees	5,059	4,417	5,601	4,525
Professional fees	13,883	18,266	9,923	7,338
Printing fees	8,287	11,051	6,081	4,360
Other expenses	47,189	40,276	101,770	38,104

Total Expenses	1,206,332	1,359,056	985,207	698,269

Net investment income (loss)	(357,178)	1,469,897	1,082,476	(235,752)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions	10,052,924	17,904,839	8,689,770	8,994,654
Net realized gain (loss) on purchased options	(110,200)	—	—	—
Net realized gain (loss) on written options	54,582	—	—	—
Net realized gain (loss) on foreign currency exchange	248	—	(2,541)	—
Net realized gain (loss) on forward foreign currencies	—	—	203,459	—
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	(8,408,400)	(44,175,166)	(21,620,952)	(11,904,900)
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	12,675	—
Net change in unrealized appreciation (depreciation) of purchased options	8,499	—	—	—
Net change in unrealized appreciation (depreciation) of written options	6,397	—	—	—

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	1,604,050	(26,270,327)	(12,717,589)	(2,910,246)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,246,872	$(24,800,430)	$(11,635,113)	$(3,145,998)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2018

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$1,354,748	$660,119	$3,583,651	$1,014,839
Interest	13,998	22,778	59,585	7,123
Foreign tax withheld	(5,026)	(3,216)	(221)	(382)

Total Investment Income	1,363,720	679,681	3,643,015	1,021,580

EXPENSES
Investment advisory fees (See Note 3)	782,564	781,797	1,813,698	246,306
Shareholder servicing fees (See Note 3)	83,846	95,695	228,368	73,892
Administration fees (See Note 3)	27,949	31,898	76,123	24,632
Accounting fees (See Note 3)	65,199	73,047	146,872	57,471
Directors’ fees and expenses	4,654	5,276	12,725	4,100
Custodian fees and expenses	7,258	9,970	17,040	6,404
Pricing fees	4,482	6,792	7,105	32,768
Professional fees	9,927	11,651	27,304	8,786
Printing fees	6,022	6,989	16,657	5,370
Other expenses	35,177	43,718	119,945	76,609

Total Expenses	1,027,078	1,066,833	2,465,837	536,338

Net investment income (loss)	336,642	(387,152)	1,177,178	485,242

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions	10,570,032	10,582,439	20,932,520	6,674,810
Net realized gain (loss) on futures contracts	—	—	—	59,986
Net realized gain (loss) on foreign currencies	—	260	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	(24,741,810)	(14,099,568)	(55,561,077)	(15,628,659)
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	—	(105,964)

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	(14,171,778)	(3,516,869)	(34,628,557)	(8,999,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,835,136)	$(3,904,021)	$(33,451,379)	$(8,514,585)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$3,704,257	$6,479,077	$3,850,241	$3,831,992
Interest	14,865	91,206	80,592	8,407
Foreign tax withheld	(315,120)	(519,628)	(464,040)	—

Total Investment Income	3,404,002	6,050,655	3,466,793	3,840,399

EXPENSES
Investment advisory fees (See Note 3)	336,403	2,879,791	1,558,723	893,271
Shareholder servicing fees (See Note 3)	100,921	307,538	152,484	114,849
Administration fees (See Note 3)	33,640	102,513	50,828	38,283
Accounting fees (See Note 3)	87,258	225,025	121,656	83,805
Directors’ fees and expenses	5,670	17,264	8,598	6,362
Custodian fees and expenses	28,151	90,808	91,008	10,177
Pricing fees	91,395	11,995	19,136	4,048
Professional fees	12,064	46,068	45,575	13,604
Printing fees	7,339	22,347	10,976	8,387
Other expenses	187,848	85,950	169,554	50,957

Total Expenses	890,689	3,789,299	2,228,538	1,223,743

Net investment income (loss)	2,513,313	2,261,356	1,238,255	2,616,656

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions	1,189,309	40,077,391	12,285,256	4,807,690
Net realized gain (loss) on futures contracts	(342,153)	—	—	—
Net realized gain (loss) on foreign currencies	(62,134)	(135,919)	(11,223)	—
Net realized gain (loss) on forward foreign currency contracts	(267)	(456,207)	380,389	—
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	(19,284,592)	(84,337,632)	(45,234,597)	(12,543,521)
Net change in unrealized appreciation (depreciation) of futures contracts	(103,444)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investment Securities and Foreign Currencies	(18,603,281)	(44,852,367)	(32,580,175)	(7,735,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,089,968)	$(42,591,011)	$(31,341,920)	$(5,119,175)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2018

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$5,053	$20,890	$797	$11,000

Total Investment Income	5,053	20,890	797	11,000

EXPENSES
Investment advisory fees (See Note 3)	87,449	295,778	377,119	115,158
Shareholder servicing fees (See Note 3)	65,587	225,637	292,190	86,368
Administration fees (See Note 3)	21,862	75,212	97,397	28,789
Accounting fees (See Note 3)	12,000	25,071	32,466	12,000
Directors’ fees and expenses	3,645	12,613	16,296	4,780
Custodian fees and expenses	5,630	19,461	25,300	7,420
Pricing fees	2,660	1,800	1,425	2,516
Professional fees	7,930	26,693	34,217	10,168
Printing fees	4,831	16,376	21,036	6,192
Other expenses	25,080	46,139	56,267	25,272

Total Expenses	236,674	744,780	953,713	298,663

Net investment income (loss)	(231,621)	(723,890)	(952,916)	(287,663)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on affiliated investment transactions	6,339,269	26,371,720	28,132,709	7,097,540
Net change in unrealized appreciation (depreciation) of affiliated investments	(12,907,243)	(44,118,799)	(45,299,219)	(10,061,170)

Net Realized and Unrealized Gain (Loss) on Investment Securities	(6,567,974)	(17,747,079)	(17,166,510)	(2,963,630)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,799,595)	$(18,470,969)	$(18,119,426)	$(3,251,293)

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$14,251

Total Investment Income	14,251

EXPENSES
Investment advisory fees (See Note 3)	70,160
Shareholder servicing fees (See Note 3)	52,620
Administration fees (See Note 3)	17,539
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	2,891
Custodian fees and expenses	4,510
Pricing fees	2,688
Professional fees	6,298
Printing fees	3,794
Other expenses	20,080

Total Expenses	192,580

Net investment income (loss)	(178,329)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on affiliated investment transactions	3,191,807
Net change in unrealized appreciation (depreciation) of affiliated investments	(3,779,634)

Net Realized and Unrealized Gain (Loss) on Investment Securities	(587,827)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(766,156)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$509,542	$10,106	$6,160,785	$4,145,693
Net realized gain (loss) on investment transactions	(70)	(10)	(313,640)	243,727
Net realized gain (loss) on futures contracts	—	—	(454,470)	(295,639)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	—	—	(2,056,883)	(700,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	509,472	10,096	3,335,792	3,393,366

Distributions from:
Net investment income	(510,090)	(10,174)	—	—

Total Distributions	(510,090)	(10,174)	—	—

Capital Share Transactions (1):
Shares issued	94,951,160	56,333,786	41,604,193	46,376,059
Shares issued in lieu of cash distributions	510,090	10,175	—	—
Shares redeemed	(76,094,058)	(88,641,989)	(40,908,148)	(31,061,044)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,367,192	(32,298,028)	696,045	15,315,015

Total Increase (Decrease)	19,366,574	(32,298,106)	4,031,837	18,708,381

Net Assets:
Beginning of period	91,566,503	123,864,609	229,184,197	210,475,816

End of period	$110,933,077	$91,566,503	$233,216,034	$229,184,197

(1) Shares Issued and Redeemed:
Shares issued	94,951,160	56,333,787	3,431,282	3,847,557
Shares issued in lieu of cash distributions	510,090	10,175	—	—
Shares redeemed	(76,094,058)	(88,641,989)	(3,364,472)	(2,584,211)

	19,367,192	(32,298,027)	66,810	1,263,346

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,733,827	$12,605,875	$8,348,655	$9,224,509
Net realized gain (loss) on investment transactions	(4,140,104)	1,851,434	(1,590,979)	3,799,369
Net realized gain (loss) on futures contracts	(726,360)	170,808	—	—
Net realized gain (loss) on foreign currencies	—	—	(133,338)	(393,327)
Net realized gain (loss) on forward foreign currency contracts	—	—	158,568	(581,989)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(9,305,916)	8,300,695	(10,363,367)	20,104
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	—	—	333	(52,033)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,438,553)	22,928,812	(3,580,128)	12,016,633

Capital Share Transactions (1):
Shares issued	29,933,168	41,775,075	10,512,961	10,757,345
Shares redeemed	(105,065,567)	(83,954,600)	(28,075,680)	(19,957,641)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,132,399)	(42,179,525)	(17,562,719)	(9,200,296)

Total Increase (Decrease)	(76,570,952)	(19,250,713)	(21,142,847)	2,816,337

Net Assets:
Beginning of period	485,598,196	504,848,909	171,466,794	168,650,457

End of period	$409,027,244	$485,598,196	$150,323,947	$171,466,794 (a)

(a) Includes undistributed net investment loss at end of year of $(14,179).

(1) Shares Issued and Redeemed:
Shares issued	2,064,380	2,904,735	800,275	841,594
Shares redeemed	(7,245,939)	(5,803,248)	(2,137,330)	(1,560,394)

	(5,181,559)	(2,898,513)	(1,337,055)	(718,800)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$89,026,940	$39,912,610	$(158,831)	$(151,658)
Net realized gain (loss) on investment transactions	221,193,953	264,534,393	7,340,398	6,445,348
Net realized gain (loss) on purchased options	4,177,995	—	—	—
Net realized gain (loss) on written options	1,296,968	6,796,201	—	—
Net realized gain (loss) on foreign currencies	47,840	72,674	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(328,285,354)	239,631,557	(9,285,064)	4,529,226
Net change in unrealized appreciation (depreciation) of purchased options	(2,381,269)	—	—	—
Net change in unrealized appreciation (depreciation) of written option	38,717,601	(28,857,557)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	23,794,674	522,089,878	(2,103,497)	10,822,916

Capital Share Transactions (1):
Shares issued	44,963,034	99,323,917	2,793,291	4,702,427
Shares redeemed	(268,804,302)	(217,712,470)	(10,261,420)	(8,923,131)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(223,841,268)	(118,388,553)	(7,468,129)	(4,220,704)

Total Increase (Decrease)	(200,046,594)	403,701,325	(9,571,626)	6,602,212

Net Assets:
Beginning of period	3,898,296,829	3,494,595,504	84,403,453	77,801,241

End of period	$3,698,250,235	$3,898,296,829 (a)	$74,831,827	$84,403,453

(a) Includes undistributed net investment loss at end of year of $(26,835).

(1) Shares Issued and Redeemed:
Shares issued	837,156	2,029,060	137,432	249,232
Shares redeemed	(4,996,105)	(4,413,141)	(501,881)	(473,606)

	(4,158,949)	(2,384,081)	(364,449)	(224,374)

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(173,836)	$(221,061)	$236,110	$223,528
Net realized gain (loss) on investment transactions	36,075,459	52,300,511	5,067,671	3,296,050
Net realized gain (loss) on foreign currencies	(1,907)	1,593	(2,957)	568
Net realized gain (loss) on forward foreign currency contracts	—	—	2,101	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(37,694,955)	29,728,337	(4,596,077)	9,067,622

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,795,239)	81,809,380	706,848	12,587,768

Capital Share Transactions (1):
Shares issued	15,239,087	15,281,456	6,027,806	11,365,550
Shares redeemed	(37,900,582)	(49,237,621)	(11,679,501)	(8,355,538)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,661,495)	(33,956,165)	(5,651,695)	3,010,012

Total Increase (Decrease)	(24,456,734)	47,853,215	(4,944,847)	15,597,780

Net Assets:
Beginning of period	307,131,255	259,278,040	58,388,727	42,790,947

End of period	$282,674,521	$307,131,255 (b)	$53,443,880	$58,388,727 (b)

(b) Includes undistributed net investment loss at end of year of $(280,191) and $(50,961), respectively.

(1) Shares Issued and Redeemed:
Shares issued	353,101	419,408	320,123	715,424
Shares redeemed	(864,885)	(1,360,464)	(617,878)	(517,075)

	(511,784)	(941,056)	(297,755)	198,349

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(119,646)	$(202,309)	$2,373,356	$3,188,193
Net realized gain (loss) on investment transactions	14,866,012	17,286,080	45,011,251	11,794,859
Net realized gain (loss) on foreign currencies	1,244	24,359	—	—
Net realized gain (loss) on forward foreign currency contracts	(8,865)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(10,094,918)	15,012,269	(62,082,127)	12,676,112

Net Increase (Decrease) in Net Assets Resulting from Operations	4,643,827	32,120,399	(14,697,520)	27,659,164

Capital Share Transactions (1):
Shares issued	7,252,351	6,298,912	22,876,266	9,963,719
Shares redeemed	(18,024,928)	(14,946,490)	(29,956,659)	(38,956,998)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,772,577)	(8,647,578)	(7,080,393)	(28,993,279)

Total Increase (Decrease)	(6,128,750)	23,472,821	(21,777,913)	(1,334,115)

Net Assets:
Beginning of period	124,493,260	101,020,439	201,218,504	202,552,619

End of period	$118,364,510	$124,493,260	$179,440,591	$201,218,504 (a)

(a) Includes undistributed net investment loss at end of year of $(1,343,191).

(1) Shares Issued and Redeemed:
Shares issued	302,245	341,403	807,607	383,981
Shares redeemed	(764,611)	(787,744)	(1,045,816)	(1,473,725)

	(462,366)	(446,341)	(238,209)	(1,089,744)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,873,672	$2,840,612	$7,526,956	$7,549,335
Net realized gain (loss) on investment transactions	21,239,641	20,426,776	34,390,076	16,561,274
Net realized gain (loss) on futures contracts	—	—	(175,192)	628,298
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(35,212,678)	5,464,228	(61,067,957)	64,446,920

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,099,365)	28,731,616	(19,326,117)	89,185,827

Capital Share Transactions (1):
Shares issued	9,421,815	26,532,659	23,774,377	20,174,007
Shares redeemed	(38,464,272)	(30,436,727)	(73,333,744)	(56,482,749)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,042,457)	(3,904,068)	(49,559,367)	(36,308,742)

Total Increase (Decrease)	(40,141,822)	24,827,548	(68,885,484)	52,877,085

Net Assets:
Beginning of period	216,213,806	191,386,258	485,749,826	432,872,741

End of period	$176,071,984	$216,213,806 (b)	$416,864,342	$485,749,826

(b) Includes undistributed net investment loss at end of year of $(15,678).

(1) Shares Issued and Redeemed:
Shares issued	508,888	1,559,192	1,066,716	1,035,341
Shares redeemed	(1,989,565)	(1,789,509)	(3,268,680)	(2,865,169)

	(1,480,677)	(230,317)	(2,201,964)	(1,829,828)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(357,178)	$(226,850)	$1,469,897	$1,448,336
Net realized gain (loss) on investment transactions	10,052,924	3,025,856	17,904,839	19,941,327
Net realized gain (loss) on purchased options	(110,200)	—	—	—
Net realized gain (loss) on written options	54,582	88,583	—	—
Net realized gain (loss) on foreign currencies	248	488	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(8,408,400)	24,110,350	(44,175,166)	6,769,115
Net change in unrealized appreciation (depreciation) on purchased options	8,499	—	—	—
Net change in unrealized appreciation (depreciation of written options	6,397	(6,397)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,246,872	26,992,030	(24,800,430)	28,158,778

Capital Share Transactions (1):
Shares issued	10,493,912	5,733,644	7,809,360	7,649,254
Shares redeemed	(20,527,297)	(14,761,700)	(21,933,682)	(25,486,253)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,033,385)	(9,028,056)	(14,124,322)	(17,836,999)

Total Increase (Decrease)	(8,786,513)	17,963,974	(38,924,752)	10,321,779

Net Assets:
Beginning of period	121,288,487	103,324,513	180,696,156	170,374,377

End of period	$112,501,974	$121,288,487 (a)	$141,771,404	$180,696,156 (a)

(a) Includes undistributed net investment loss at end of year of $(12,283) and $(756,185), respectively.

(1) Shares Issued and Redeemed:
Shares issued	506,448	346,870	312,155	305,828
Shares redeemed	(984,438)	(874,621)	(819,626)	(1,032,435)

	(477,990)	(527,751)	(507,471)	(726,607)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,082,476	$1,410,956	$(235,752)	$(284,263)
Net realized gain (loss) on investment transactions	8,689,770	9,955,899	8,994,654	5,283,529
Net realized gain (loss) on written options	—	532	—	—
Net realized gain (loss) on foreign currencies	(2,541)	(112,874)	—	—
Net realized gain (loss) on forward foreign currency contracts	203,459	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(21,620,952)	(663,762)	(11,904,900)	9,369,546
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	12,675	(35,789)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,635,113)	10,554,962	(3,145,998)	14,368,812

Capital Share Transactions (1):
Shares issued	5,645,058	11,498,954	9,313,190	8,411,675
Shares redeemed	(13,728,887)	(19,219,418)	(11,068,549)	(10,710,035)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,083,829)	(7,720,464)	(1,755,359)	(2,298,360)

Total Increase (Decrease)	(19,718,942)	2,834,498	(4,901,357)	12,070,452

Net Assets:
Beginning of period	99,011,072	96,176,574	64,783,021	52,712,569

End of period	$79,292,130	$99,011,072 (b)	$59,881,664	$64,783,021

(b) Includes undistributed net investment income at end of year of $11,280.

(1) Shares Issued and Redeemed:
Shares issued	247,998	511,830	341,407	364,944
Shares redeemed	(571,822)	(856,692)	(394,886)	(458,438)

	(323,824)	(344,862)	(53,479)	(93,494)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$336,642	$91,694	$(387,152)	$(438,429)
Net realized gain (loss) on investment transactions	10,570,032	9,579,598	10,582,439	9,317,791
Net realized gain (loss) on foreign currencies	—	—	260	(240)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(24,741,810)	342,825	(14,099,568)	12,011,603

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,835,136)	10,014,117	(3,904,021)	20,890,725

Capital Share Transactions (1):
Shares issued	24,848,843	10,650,054	10,662,667	7,745,801
Shares redeemed	(15,418,102)	(17,372,897)	(15,895,475)	(12,214,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,430,741	(6,722,843)	(5,232,808)	(4,469,012)

Total Increase (Decrease)	(4,404,395)	3,291,274	(9,136,829)	16,421,713

Net Assets:
Beginning of period	85,323,012	82,031,738	102,379,872	85,958,159

End of period	$80,918,617	$85,323,012	$93,243,043	$102,379,872 (a)

(a) Includes undistributed net investment loss at end of year of $(209).

(1) Shares Issued and Redeemed:
Shares issued	912,594	419,265	261,259	222,734
Shares redeemed	(551,662)	(683,302)	(380,158)	(349,987)

	360,932	(264,037)	(118,899)	(127,253)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,177,178	$1,295,635	$485,242	$478,567
Net realized gain (loss) on investment transactions	20,932,520	26,426,481	6,674,810	5,566,136
Net realized gain (loss) on futures contracts	—	—	59,986	20,741
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(55,561,077)	1,386,810	(15,734,623)	3,869,412

Net Increase (Decrease) in Net Assets Resulting from Operations	(33,451,379)	29,108,926	(8,514,585)	9,934,856

Capital Share Transactions (1):
Shares issued	17,807,215	21,124,435	11,381,200	8,867,032
Shares redeemed	(35,798,757)	(32,473,040)	(13,781,178)	(13,518,493)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,991,542)	(11,348,605)	(2,399,978)	(4,651,461)

Total Increase (Decrease)	(51,442,921)	17,760,321	(10,914,563)	5,283,395

Net Assets:
Beginning of period	262,728,120	244,967,799	81,638,126	76,354,731

End of period	$211,285,199	$262,728,120	$70,723,563	$81,638,126 (b)

(b) Includes undistributed net investment loss at end of year of $(24,066).

(1) Shares Issued and Redeemed:
Shares issued	495,797	620,297	497,918	419,518
Shares redeemed	(963,526)	(950,815)	(578,759)	(648,455)

	(467,729)	(330,518)	(80,841)	(228,937)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,513,313	$2,223,918	$2,261,356	$2,019,845
Net realized gain (loss) on investment transactions	1,189,309	1,440,794	40,077,391	43,150,541
Net realized gain (loss) on futures contracts	(342,153)	272,563	—	—
Net realized gain (loss) on foreign currencies	(62,134)	19,775	(135,919)	(252,535)
Net realized gain (loss) on forward foreign currency contracts	(267)	—	(456,207)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(19,388,036)	19,519,981	(84,337,632)	52,932,877

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,089,968)	23,477,031	(42,591,011)	97,850,728

Capital Share Transactions (1):
Shares issued	12,149,439	10,428,887	15,623,800	17,975,173
Shares redeemed	(14,518,453)	(14,788,233)	(51,961,438)	(59,327,188)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,369,014)	(4,359,346)	(36,337,638)	(41,352,015)

Total Increase (Decrease)	(18,458,982)	19,117,685	(78,928,649)	56,498,713

Net Assets:
Beginning of period	116,930,413	97,812,728	375,821,067	319,322,354

End of period	$98,471,431	$116,930,413 (a)	$296,892,418	$375,821,067 (a)

(a) Includes undistributed net investment loss at end of year of $(1,272,653) and $(2,607,509), respectively.

(1) Shares Issued and Redeemed:
Shares issued	881,613	810,612	535,648	715,503
Shares redeemed	(1,046,984)	(1,150,366)	(1,753,809)	(2,194,741)

	(165,371)	(339,754)	(1,218,161)	(1,479,238)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,238,255	$428,918	$2,616,656	$2,595,313
Net realized gain (loss) on investment transactions	12,285,256	10,678,731	4,807,690	4,925,259
Net realized gain (loss) on foreign currencies	(11,223)	106,172	—	—
Net realized gain (loss) on forward foreign currency contracts	380,389	(87,347)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currencies	(45,234,597)	40,252,475	(12,543,521)	2,471,183
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts	—	(41,283)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(31,341,920)	51,337,666	(5,119,175)	9,991,755

Capital Share Transactions (1):
Shares issued	22,675,525	12,952,672	5,919,254	9,350,409
Shares redeemed	(28,717,460)	(30,203,658)	(24,276,489)	(18,756,594)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,041,935)	(17,250,986)	(18,357,235)	(9,406,185)

Total Increase (Decrease)	(37,383,855)	34,086,680	(23,476,410)	585,570

Net Assets:
Beginning of period	184,356,503	150,269,823	137,842,126	137,256,556

End of period	$146,972,648	$184,356,503 (b)	$114,365,716	$137,842,126

(b) Includes undistributed net investment loss at end of year of $(38).

(1) Shares Issued and Redeemed:
Shares issued	1,785,301	1,120,181	288,555	454,052
Shares redeemed	(2,240,746)	(2,465,937)	(1,149,756)	(900,496)

	(455,445)	(1,345,756)	(861,201)	(446,444)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(231,621)	$(210,274)	$(723,890)	$(747,473)
Net realized gain (loss) affiliated investment transactions	6,339,269	5,450,349	26,371,720	19,312,315
Net change in unrealized appreciation (depreciation) of affiliated investments	(12,907,243)	7,069,260	(44,118,799)	22,880,712

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,799,595)	12,309,335	(18,470,969)	41,445,554

Capital Share Transactions (1):
Shares issued	4,910,588	9,407,157	4,387,154	19,353,774
Shares redeemed	(8,585,976)	(8,504,700)	(34,696,555)	(24,343,783)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,675,388)	902,457	(30,309,401)	(4,990,009)

Total Increase (Decrease)	(10,474,983)	13,211,792	(48,780,370)	36,455,545

Net Assets:
Beginning of period	75,079,188	61,867,396	266,698,695	230,243,150

End of period	$64,604,205	$75,079,188	$217,918,325	$266,698,695

(1) Shares Issued and Redeemed:
Shares issued	258,171	526,913	222,830	1,124,486
Shares redeemed	(448,319)	(484,805)	(1,758,352)	(1,329,963)

	(190,148)	42,108	(1,535,522)	(205,477)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(952,916)	$(987,210)	$(287,663)	$(294,171)
Net realized gain (loss) on affiliated investment transactions	28,132,709	31,159,879	7,097,540	8,708,703
Net change in unrealized appreciation (depreciation) of affiliated investments	(45,299,219)	14,141,793	(10,061,170)	971,379

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,119,426)	44,314,462	(3,251,293)	9,385,911

Capital Share Transactions (1):
Shares issued	6,839,230	7,638,510	6,618,291	5,269,876
Shares redeemed	(39,757,796)	(41,643,668)	(12,854,172)	(13,982,773)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,918,566)	(34,005,158)	(6,235,881)	(8,712,897)

Total Increase (Decrease)	(51,037,992)	10,309,304	(9,487,174)	673,014

Net Assets:
Beginning of period	342,656,075	332,346,771	98,414,371	97,741,357

End of period	$291,618,083	$342,656,075	$88,927,197	$98,414,371

(1) Shares Issued and Redeemed:
Shares issued	389,787	466,847	417,209	345,417
Shares redeemed	(2,270,510)	(2,534,927)	(815,373)	(919,573)

	(1,880,723)	(2,068,080)	(398,164)	(574,156)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/18	Year Ended 12/31/17
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(178,329)	$(179,026)
Net realized gain (loss) on affiliated investment transactions	3,191,807	3,412,357
Net change in unrealized appreciation (depreciation) of affiliated investment transactions	(3,779,634)	310,904

Net Increase (Decrease) in Net Assets Resulting from Operations	(766,156)	3,544,235

Capital Share Transactions (1):
Shares issued	8,235,287	8,835,685
Shares redeemed	(9,036,706)	(9,812,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(801,419)	(977,039)

Total Increase (Decrease)	(1,567,575)	2,567,196

Net Assets:
Beginning of period	58,659,490	56,092,294

End of period	$57,091,915	$58,659,490

(1) Shares Issued and Redeemed:
Shares issued	582,959	641,587
Shares redeemed	(639,328)	(712,996)

	(56,369)	(71,409)

During the year ended December 31, 2018, the Funds adopted the SEC’s Disclosure Update and Simplification. Please See Note 10 in the Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	0.01	—	(a)	—	(a)	—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	—	—		—		—		—

Total from investment operations	0.01	—		—		—		—

Less distributions:
Net investment income	(0.01)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	(0.01)	—		—		—		—

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total return [1]	0.55%	0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$110,933	$91,567		$123,865		$133,645		$132,731

Ratio of net expenses to average net assets [3]	1.26%	0.85%		0.45%		0.23%		0.12%

Ratio of total expenses to average net assets [4]	0.59%	0.59%		0.58%		0.61%		0.57%

Ratio of net investment income (loss) to average net assets [3]	0.55%	0.01%		0.01%		0.01%		0.01%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$12.09	$11.89		$11.59		$11.50		$11.48

Income from investment operations:
Net investment income (loss) [2]	0.32	0.24		0.18		0.13		0.08
Net realized and unrealized gain (loss) on investment transactions	(0.15)	(0.04)		0.12		(0.04)		(0.06)

Total from investment operations	0.17	0.20		0.30		0.09		0.02

Net asset value, end of period	$12.26	$12.09		$11.89		$11.59		$11.50

Total return [1]	1.41%	1.68%		2.59%		0.78%		0.17%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$233,216	$229,184		$210,476		$189,846		$222,062

Ratio of total expenses to average net assets	0.70%	0.70%		0.70%		0.73%		0.67%

Ratio of net investment income (loss) to average net assets	2.61%	1.98%		1.55%		1.10%		0.67%

Portfolio turnover rate	79%	97%		105%		127%		82%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.68	$14.03	$13.45	$13.40	$12.75

Income from investment operations:
Net investment income (loss) [2]	0.41	0.36	0.36	0.33	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.43)	0.29	0.22	(0.28)	0.39

Total from investment operations	(0.02)	0.65	0.58	0.05	0.65

Net asset value, end of period	$14.66	$14.68	$14.03	$13.45	$13.40

Total return [1]	(0.14% )	4.63%	4.31%	0.37%	5.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$409,027	$485,598	$504,849	$534,675	$559,616

Ratio of total expenses to average net assets	0.66%	0.66%	0.66%	0.68%	0.64%

Ratio of net investment income (loss) to average net assets	2.81%	2.48%	2.58%	2.46%	1.95%

Portfolio turnover rate	59%	72%	77%	131%	135%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.18	$12.29	$10.61	$10.98	$10.78

Income (loss) from investment operations:
Net investment income (loss) [2]	0.66	0.69	0.69	0.66	0.62
Net realized and unrealized gain (loss) on investment transactions	(0.96)	0.20	0.99	(1.03)	(0.42)

Total from investment operations	(0.30)	0.89	1.68	(0.37)	0.20

Net asset value, end of period	$12.88	$13.18	$12.29	$10.61	$10.98

Total return [1]	(2.35% )	7.42%	15.83%	(3.37% )	1.86%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$150,324	$171,467	$168,650	$173,033	$194,504

Ratio of total expenses to average net assets	0.77%	0.86%	0.86%	0.87%	0.85%

Ratio of net investment income (loss) to average net assets	5.02%	5.39%	6.03%	5.88%	5.58%

Portfolio turnover rate	115%	78%	81%	72%	56%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$52.31	$45.44		$42.05		$40.04		$35.72

Income (loss) from investment operations:
Net investment income (loss) [2]	1.22	0.53		0.54		0.46		0.45
Net realized and unrealized gain (loss) on investment transactions	(0.97)	6.34		2.85		1.55		3.87

Total from investment operations	0.25	6.87		3.39		2.01		4.32

Net asset value, end of period	$52.56	$52.31		$45.44		$42.05		$40.04

Total return [1]	0.48%	15.12%		8.06%		5.02%		12.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,698,250	$3,898,297		$3,494,596		$3,322,196		$3,074,188

Ratio of total expenses to average net assets	0.89%	0.89%		0.89%		0.92%		0.89%

Ratio of net investment income (loss) to average net assets	2.28%	1.07%		1.24%		1.10%		1.18%

Portfolio turnover rate	69%	61%		66%		69%		74%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$20.12	$17.60		$16.24		$16.13		$14.71

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)	(0.04)		(0.03)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	(0.55)	2.56		1.39		0.14		1.45

Total from investment operations	(0.59)	2.52		1.36		0.11		1.42

Net asset value, end of period	$19.53	$20.12		$17.60		$16.24		$16.13

Total return [1]	(2.93% )	14.32%		8.37%		0.68%		9.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$74,832	$84,403		$77,801		$76,587		$81,794

Ratio of net expenses to average net assets [2,4]	0.20%	0.19%		0.19%		0.21%		0.20%

Ratio of total expenses to average net assets [2,5]	0.20%	0.19%		0.19%		0.21%		0.21%

Ratio of net investment income (loss) to average net assets [4]	(0.19% )	(0.19%	)	(0.19%	)	(0.21%	)	(0.20%	)

Portfolio turnover rate	8%	9%		7%		8%		8%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$40.48	$30.40		$30.07		$27.21	$25.11

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.02)	(0.03)		(0.04)		(0.09)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	(0.51)	10.11		0.37		2.95	2.17

Total from investment operations	(0.53)	10.08		0.33		2.86	2.10

Net asset value, end of period	$39.95	$40.48		$30.40		$30.07	$27.21

Total return [1]	(1.31% )	33.16%		1.10%		10.51%	8.36%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$282,675	$307,131		$259,278		$296,703	$280,682

Ratio of total expenses to average net assets	0.95%	0.96%		0.96%		0.98%	0.96%

Ratio of net investment income (loss) to average net assets	(0.05% )	(0.08%	)	(0.15%	)	(0.30% )	(0.26%	)

Portfolio turnover rate	42%	52%		42%		37%	38%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$17.78	$13.87		$13.09		$13.11	$11.78

Income (loss) from investment operations:
Net investment income (loss) [2]	0.08	0.07		0.07		0.05	0.06
Net realized and unrealized gain (loss) on investment transactions	0.04	3.84		0.71		(0.07)	1.27

Total from investment operations	0.12	3.91		0.78		(0.02)	1.33

Net asset value, end of period	$17.90	$17.78		$13.87		$13.09	$13.11

Total return [1]	0.68%	28.19%		5.96%		(0.15% )	11.29%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$53,444	$58,389		$42,791		$43,702	$57,663

Ratio of net expenses to average net assets [3]	0.87%	0.89%		0.89%		0.89%	0.89%

Ratio of total expenses to average net assets [4]	0.87%	0.89%		0.89%		0.89%	0.90%

Ratio of net investment income (loss) to average net assets [3]	0.40%	0.43%		0.55%		0.39%	0.47%

Portfolio turnover rate	25%	28%		25%		29%	25%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$21.67	$16.32		$16.30	$16.03	$14.88

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.02)	(0.03)		0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.76	5.38		0.01	0.30	1.18

Total from investment operations	0.74	5.35		0.02	0.27	1.15

Net asset value, end of period	$22.41	$21.67		$16.32	$16.30	$16.03

Total return [1]	3.42%	32.78%		0.12%	1.68%	7.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$118,365	$124,493		$101,020	$111,680	$125,980

Ratio of total expenses to average net assets	0.86%	0.86%		0.85%	0.87%	0.87%

Ratio of net investment income (loss) to average net assets	(0.09% )	(0.18%	)	0.06%	(0.20% )	(0.19%	)

Portfolio turnover rate	72%	64%		141%	124%	83%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of period	$28.41	$24.79		$22.21	$23.22	$20.86

Income (loss) from investment operations:
Net investment income (loss) [2]	0.35	0.41		0.36	0.27	0.30
Net realized and unrealized gain (loss) on investment transactions	(2.54)	3.21		2.22	(1.28)	2.06

Total from investment operations	(2.19)	3.62		2.58	(1.01)	2.36

Net asset value, end of period	$26.22	$28.41		$24.79	$22.21	$23.22

Total return [1]	(7.71% )	14.60%		11.62%	(4.35% )	11.31%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179,441	$201,219		$202,553	$207,692	$229,080

Ratio of total expenses to average net assets	0.90%	0.90%		0.90%	0.92%	0.90%

Ratio of net investment income (loss) to average net assets	1.22%	1.57%		1.60%	1.17%	1.38%

Portfolio turnover rate	108%	17%		22%	19%	22%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.64	$16.18	$14.77	$14.89	$13.38

Income (loss) from investment operations:
Net investment income (loss) [2]	0.26	0.25	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investment transactions	(1.49)	2.21	1.19	(0.34)	1.32

Total from investment operations	(1.23)	2.46	1.41	(0.12)	1.51

Net asset value, end of period	$17.41	$18.64	$16.18	$14.77	$14.89

Total return [1]	(6.60% )	15.21%	9.55%	(0.81% )	11.29%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$176,072	$216,214	$191,386	$203,012	$192,695

Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.92%	0.91%

Ratio of net investment income (loss) to average net assets	1.39%	1.44%	1.47%	1.47%	1.33%

Portfolio turnover rate	76%	106%	87%	98%	80%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.87	$18.00	$16.14	$15.98	$14.11

Income (loss) from investment operations:
Net investment income (loss) [2]	0.35	0.33	0.29	0.27	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.39)	3.54	1.57	(0.11)	1.63

Total from investment operations	(1.04)	3.87	1.86	0.16	1.87

Net asset value, end of period	$20.83	$21.87	$18.00	$16.14	$15.98

Total return [1]	(4.76% )	21.50%	11.52%	1.00%	13.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$416,864	$485,750	$432,873	$417,965	$442,835

Ratio of total expenses to average net assets	0.36%	0.36%	0.36%	0.38%	0.38%

Ratio of net investment income (loss) to average net assets	1.56%	1.64%	1.75%	1.68%	1.63%

Portfolio turnover rate	3%	2%	3%	3%	3%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$18.96	$14.92		$14.02		$14.88		$13.59

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.06)	(0.03)		—	(a)	—	(a)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.11	4.07		0.90		(0.86)		1.31

Total from investment operations	0.05	4.04		0.90		(0.86)		1.29

Net asset value, end of period	$19.01	$18.96		$14.92		$14.02		$14.88

Total return [1]	0.26%	27.08%		6.42%		(5.78%	)	9.49%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,502	$121,288		$103,325		$111,742		$128,486

Ratio of total expenses to average net assets	0.96%	0.96%		0.97%		1.00%		0.97%

Ratio of net investment income (loss) to average net assets	(0.28% )	(0.20%	)	0.00%		(0.02%	)	(0.14%	)

Portfolio turnover rate	42%	25%		28%		43%		140%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

(a)  Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$26.65	$22.69		$19.36		$21.04		$18.51

Income (loss) from investment operations:
Net investment income (loss) [2]	0.23	0.20		0.20		0.20		0.17
Net realized and unrealized gain (loss) on investment transactions	(4.28)	3.76		3.13		(1.88)		2.36

Total from investment operations	(4.05)	3.96		3.33		(1.68)		2.53

Net asset value, end of period	$22.60	$26.65		$22.69		$19.36		$21.04

Total return [1]	(15.20% )	17.45%		17.20%		(7.98%	)	13.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,771	$180,696		$170,374		$165,849		$185,293

Ratio of total expenses to average net assets	0.79%	0.78%		0.78%		0.81%		0.81%

Ratio of net investment income (loss) to average net assets	0.85%	0.83%		0.97%		0.93%		0.86%

Portfolio turnover rate	33%	31%		33%		42%		32%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$24.06	$21.57		$17.57		$17.84	$15.33

Income (loss) from investment operations:
Net investment income (loss) [2]	0.28	0.33		0.19		0.19	0.21
Net realized and unrealized gain (loss) on investment transactions	(3.42)	2.16		3.81		(0.46)	2.30

Total from investment operations	(3.14)	2.49		4.00		(0.27)	2.51

Net asset value, end of period	$20.92	$24.06		$21.57		$17.57	$17.84

Total return [1]	(13.05% )	11.55%		22.77%		(1.51% )	16.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$79,292	$99,011		$96,177		$90,550	$90,229

Ratio of total expenses to average net assets	1.06%	1.02%		1.04%		1.07%	1.05%

Ratio of net investment income (loss) to average net assets	1.16%	1.48%		1.01%		1.06%	1.27%

Portfolio turnover rate	60%	45%		64%		77%	69%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$26.38	$20.68		$19.46		$19.76	$19.64

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.10)	(0.11)		(0.10)		(0.15)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	(1.35)	5.81		1.32		(0.15)	0.27

Total from investment operations	(1.45)	5.70		1.22		(0.30)	0.12

Net asset value, end of period	$24.93	$26.38		$20.68		$19.46	$19.76

Total return [1]	(5.50% )	27.56%		6.27%		(1.52% )	0.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$59,882	$64,783		$52,713		$56,002	$55,602

Ratio of net expenses to average net assets [3]	1.03%	1.05%		1.05%		1.07%	1.06%

Ratio of total expenses to average net assets [4]	1.03%	1.04%		1.04%		1.07%	1.06%

Ratio of net investment income (loss) to average net assets [3]	(0.35% )	(0.47%	)	(0.52%	)	(0.71% )	(0.81%	)

Portfolio turnover rate	83%	68%		160%		103%	89%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$27.90	$24.69		$19.72		$20.91		$19.14

Income (loss) from investment operations:
Net investment income (loss) [2]	0.10	0.03		0.02		—		0.05
Net realized and unrealized gain (loss) on investment transactions	(4.33)	3.18		4.95		(1.19)		1.72

Total from investment operations	(4.23)	3.21		4.97		(1.19)		1.77

Net asset value, end of period	$23.67	$27.90		$24.69		$19.72		$20.91

Total return [1]	(15.16% )	13.00%		25.20%		(5.69%	)	9.25%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$80,919	$85,323		$82,032		$67,959		$73,906

Ratio of net expenses to average net assets [3]	1.10%	1.18%		1.21%		1.23%		1.20%

Ratio of total expenses to average net assets [4]	1.10%	1.18%		1.21%		1.23%		1.24%

Ratio of net investment income (loss) to average net assets [3]	0.36%	0.11%		0.10%		(0.02%	)	0.24%

Portfolio turnover rate	47%	37%		62%		48%		51%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$38.80	$31.08		$28.59		$28.47		$26.42

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.15)	(0.16)		(0.10)		(0.14)		(0.11)
Net realized and unrealized gain (loss) on investment transactions	(1.65)	7.88		2.59		0.26		2.16

Total from investment operations	(1.80)	7.72		2.49		0.12		2.05

Net asset value, end of period	$37.00	$38.80		$31.08		$28.59		$28.47

Total return [1]	(4.64% )	24.84%		8.71%		0.42%		7.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$93,243	$102,380		$85,958		$91,666		$102,678

Ratio of total expenses to average net assets	1.00%	1.01%		1.02%		1.03%		1.02%

Ratio of net investment income (loss) to average net assets	(0.36% )	(0.46%	)	(0.35%	)	(0.48%	)	(0.42%	)

Portfolio turnover rate	22%	25%		17%		26%		33%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.11	$33.06	$26.50	$28.03	$26.16

Income (loss) from investment operations:
Net investment income (loss) [2]	0.17	0.18	0.23	0.17	0.19
Net realized and unrealized gain (loss) on investment transactions	(5.32)	3.87	6.33	(1.70)	1.68

Total from investment operations	(5.15)	4.05	6.56	(1.53)	1.87

Net asset value, end of period	$31.96	$37.11	$33.06	$26.50	$28.03

Total return [1]	(13.88% )	12.25%	24.75%	(5.46% )	7.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$211,285	$262,728	$244,968	$227,139	$246,127

Ratio of total expenses to average net assets	0.97%	0.97%	0.97%	0.99%	1.03%

Ratio of net investment income (loss) to average net assets	0.46%	0.56%	0.83%	0.62%	0.70%

Portfolio turnover rate	55%	59%	57%	47%	45%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$22.86	$20.09	$16.69	$17.59	$16.88

Income (loss) from investment operations:
Net investment income (loss) [2]	0.14	0.13	0.12	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	(2.74)	2.64	3.28	(1.02)	0.59

Total from investment operations	(2.60)	2.77	3.40	(0.90)	0.71

Net asset value, end of period	$20.26	$22.86	$20.09	$16.69	$17.59

Total return [1]	(11.37% )	13.79%	20.37%	(5.12% )	4.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,724	$81,638	$76,355	$65,480	$66,658

Ratio of net expenses to average net assets [3]	0.65%	0.65%	0.66%	0.69%	0.64%

Ratio of total expenses to average net assets [4]	0.65%	0.65%	0.66%	0.69%	0.69%

Ratio of net investment income (loss) to average net assets [3]	0.59%	0.62%	0.70%	0.66%	0.72%

Portfolio turnover rate	14%	13%	18%	18%	20%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.22	$11.42	$11.38	$11.54	$12.29

Income (loss) from investment operations:
Net investment income (loss) [2]	0.31	0.27	0.26	0.24	0.30
Net realized and unrealized gain (loss) on investment transactions	(2.31)	2.53	(0.22)	(0.40)	(1.05)

Total from investment operations	(2.00)	2.80	0.04	(0.16)	(0.75)

Net asset value, end of period	$12.22	$14.22	$11.42	$11.38	$11.54

Total return [1]	(14.07% )	24.52%	0.35%	(1.39% )	(6.10% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,471	$116,930	$97,813	$98,109	$101,510

Ratio of net expenses to average net assets [3]	0.79%	0.82%	0.81%	0.83%	0.75%

Ratio of total expenses to average net assets [4]	0.79%	0.82%	0.81%	0.83%	0.82%

Ratio of net investment income (loss) to average net assets [3]	2.24%	2.05%	2.35%	2.02%	2.47%

Portfolio turnover rate	3%	4%	7%	2%	7%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$30.26	$22.98	$24.23	$23.39	$22.72

Income (loss) from investment operations:
Net investment income (loss) [2]	0.19	0.15	0.26	0.28	0.27
Net realized and unrealized gain (loss) on investment transactions	(3.94)	7.13	(1.51)	0.56	0.40

Total from investment operations	(3.75)	7.28	(1.25)	0.84	0.67

Net asset value, end of period	$26.51	$30.26	$22.98	$24.23	$23.39

Total return [1]	(12.39% )	31.68%	(5.16% )	3.59%	2.95%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$296,892	$375,821	$319,322	$375,175	$380,898

Ratio of total expenses to average net assets	1.11%	1.12%	1.12%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	(0.66% )	0.56%	1.10%	1.17%	1.14%

Portfolio turnover rate	50%	32%	34%	27%	31%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.80	$10.22	$9.66	$10.84	$11.40

Income (loss) from investment operations:
Net investment income (loss) [2]	0.09	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	(2.50)	3.55	0.53	(1.21)	(0.58)

Total from investment operations	(2.41)	3.58	0.56	(1.18)	(0.56)

Net asset value, end of period	$11.39	$13.80	$10.22	$9.66	$10.84

Total return [1]	(17.46% )	35.03%	5.80%	(10.89% )	(4.91% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$146,973	$184,357	$150,270	$147,819	$157,027

Ratio of net expenses to average net assets [3]	1.32%	1.51%	1.65%	1.74%	1.75%

Ratio of total expenses to average net assets [4]	1.32%	1.51%	1.65%	1.68%	1.69%

Ratio of net investment income (loss) to average net assets [3]	0.73%	0.25%	0.28%	0.24%	0.19%

Portfolio turnover rate	45%	41%	46%	41%	42%

[1]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$21.47	$19.99	$18.95	$18.01	$13.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.43	0.39	0.32	0.26	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.33)	1.09	0.72	0.68	3.95

Total from investment operations	(0.90)	1.48	1.04	0.94	4.18

Net asset value, end of period	$20.57	$21.47	$19.99	$18.95	$18.01

Total return [1]	(4.19% )	7.40%	5.49%	5.22%	30.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,366	$137,842	$137,257	$137,644	$136,861

Ratio of total expenses to average net assets	0.96%	0.95%	0.95%	0.97%	0.97%

Ratio of net investment income (loss) to average net assets	2.05%	1.86%	1.65%	1.42%	1.43%

Portfolio turnover rate	66%	75%	81%	61%	54%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$19.20	$15.99		$14.88		$15.12	$14.16

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.06)	(0.05)		(0.05)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(1.77)	3.26		1.16		(0.19)	1.01

Total from investment operations	(1.83)	3.21		1.11		(0.24)	0.96

Net asset value, end of period	$17.37	$19.20		$15.99		$14.88	$15.12

Total return [1]	(9.53% )	20.08%		7.46%		(1.59% )	6.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,604	$75,079		$61,867		$61,119	$64,505

Ratio of net expenses to average net assets [2,4]	0.32%	0.31%		0.32%		0.34%	0.34%

Ratio of total expenses to average net assets [2,5]	0.32%	0.31%		0.32%		0.34%	0.34%

Ratio of net investment income (loss) to average net assets [4]	(0.32% )	(0.31%	)	(0.32%	)	(0.34% )	(0.34%	)

Portfolio turnover rate	19%	20%		20%		24%	20%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$19.66	$16.72		$15.55		$15.73	$14.80

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.06)	(0.05)		(0.05)		(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(1.48)	2.99		1.22		(0.13)	0.98

Total from investment operations	(1.54)	2.94		1.17		(0.18)	0.93

Net asset value, end of period	$18.12	$19.66		$16.72		$15.55	$15.73

Total return [1]	(7.83% )	17.58%		7.52%		(1.14% )	6.28%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$217,918	$266,699		$230,243		$238,908	$250,402

Ratio of total expenses to average net assets [2]	0.30%	0.29%		0.30%		0.32%	0.32%

Ratio of net investment income (loss) to average net assets	(0.29% )	(0.29%	)	(0.30%	)	(0.32% )	(0.32%	)

Portfolio turnover rate	14%	16%		14%		20%	17%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$17.51	$15.36		$14.36		$14.44	$13.67

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.05)		(0.04)		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.98)	2.20		1.04		(0.03)	0.81

Total from investment operations	(1.03)	2.15		1.00		(0.08)	0.77

Net asset value, end of period	$16.48	$17.51		$15.36		$14.36	$14.44

Total return [1]	(5.88% )	14.00%		6.96%		(0.55% )	5.63%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$291,618	$342,656		$332,347		$342,152	$364,044

Ratio of total expenses to average net assets [2]	0.29%	0.29%		0.29%		0.32%	0.31%

Ratio of net investment income (loss) to average net assets	(0.29% )	(0.29%	)	(0.29%	)	(0.32% )	(0.31%	)

Portfolio turnover rate	14%	12%		12%		17%	17%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]   The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net asset value, beginning of period	$15.86	$14.42		$13.60		$13.63	$12.98

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.05)		(0.04)		(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.50)	1.49		0.86		0.02	0.69

Total from investment operations	(0.55)	1.44		0.82		(0.03)	0.65

Net asset value, end of period	$15.31	$15.86		$14.42		$13.60	$13.63

Total return [1]	(3.47% )	9.99%		6.03%		(0.22% )	5.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$88,927	$98,414		$97,741		$102,101	$107,669

Ratio of total expenses to average net assets [2]	0.31%	0.30%		0.30%		0.33%	0.32%

Ratio of net investment income (loss) to average net assets	(0.30% )	(0.30%	)	(0.30%	)	(0.33% )	(0.32%	)

Portfolio turnover rate	17%	15%		15%		23%	20%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of period	$14.18	$13.33		$12.73		$12.72		$12.26

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)	(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.15)	0.89		0.64		0.05		0.50

Total from investment operations	(0.19)	0.85		0.60		0.01		0.46

Net asset value, end of period	$13.99	$14.18		$13.33		$12.73		$12.72

Total return [1]	(1.34% )	6.38%		4.71%		0.08%		3.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,092	$58,659		$56,092		$61,217		$65,183

Ratio of total expenses to average net assets [2]	0.33%	0.32%		0.31%		0.34%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31% )	(0.31%	)	(0.31%	)	(0.34%	)	(0.33%	)

Portfolio turnover rate	23%	23%		26%		24%		26%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2018, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at December 31, 2018 consist of $4,926,097 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2018 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2018, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund*	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund**	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
International Equity Fund***	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.75% over $227,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.	0.92%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

*

Effective May 1, 2018, T. Rowe Price Associates, Inc. was terminated as the investment Sub-Adviser to the High Yield Bond Fund and PMAM assumed the day-to-day management of the Fund. Prior to May 1, 2018, the Fund’s Investment Advisory Fee was 0.56% for the first $250 million and 0.53% thereafter on the average daily net assets of the Fund.

**

Effective October 1, 2018, Loomis, Sayles & Company, LP was terminated as the investment Sub-Adviser to the Large Cap Value Fund and AllianceBernstein, LP assumed the day-to-day management of the Fund.

***

Effective October 1, 2018. Prior to October 1, 2018, the Fund’s investment Advisory Fee was 0.86% for the first $227 milion; 0.84% of the next $227 million and 0.82% thereafter on the average daily net assets of the Fund.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs is an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market Fund	0.64%	SMID Cap Growth Fund	1.07%
Limited Maturity Bond Fund	0.74%	SMID Cap Value Fund	1.26%
Quality Bond Fund	0.73%	Small Cap Growth Fund	1.13%
High Yield Bond Fund	0.92%	Small Cap Value Fund	1.02%
Flexibly Managed Fund	0.94%	Small Cap Index Fund	0.74%
Balanced Fund	0.79%	Developed International Index Fund	0.94%
Large Growth Stock Fund	1.02%	International Equity Fund	1.20%
Large Cap Growth Fund	0.89%	Emerging Markets Equity Fund	1.78%
Large Core Growth Fund	0.90%	Real Estate Securities Fund	1.02%
Large Cap Value Fund	0.96%	Aggressive Allocation Fund*	0.40%
Large Core Value Fund	0.96%	Moderately Aggressive Allocation Fund*	0.34%
Index 500 Fund	0.42%	Moderate Allocation Fund*	0.34%
Mid Cap Growth Fund	1.00%	Moderately Conservative Allocation Fund*	0.35%
Mid Cap Value Fund	0.83%	Conservative Allocation Fund*	0.38%
Mid Core Value Fund	1.11%

* For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

During the year ended December 31, 2018, previously waived administration and corporate services fees were recaptured by PMAM. The recaptured fees are shown as Recaptured administrative fees on the Statements of Operations and are as follows:

Money Market Fund	$75,300

During the year ended December 31, 2018, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Money Market Fund	$543,462

Total fees of $443,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2018. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2018 are as follows:

Money Market Fund	$8,427,707
Limited Maturity Bond Fund	33,758,928
Quality Bond Fund	12,549,629
Large Growth Stock Fund	17,790,111
Large Core Value Fund	24,221,343
Index 500 Fund	17,357,951
SMID Cap Growth Fund	4,589,523
SMID Cap Value Fund	4,399,999
Small Cap Index Fund	3,709,206
Developed International Index Fund	2,769,313
International Equity Fund	7,124,402

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2018 were as follows:

Large Growth Stock Fund	$27
Large Core Growth Fund	37
SMID Cap Growth Fund	7,736
Small Cap Value Fund	36,021
Emerging Markets Equity Fund	69

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

A Summary of the FOFs total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2018 as follows:

Balanced Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.0%
Penn Series Index 500 Fund*	$50,441,167	$3,443,324	$7,848,380	$5,814,846	$(7,687,746)	$44,163,211	2,120,173	$—
Affiliated Fixed Income Funds — 41.1%
Penn Series Quality Bond Fund*	33,650,367	3,030,339	5,860,185	1,525,552	(1,597,318)	30,748,755	2,097,459	—

	$84,091,534	$6,473,663	$13,708,565	$7,340,398	$(9,285,064)	$74,911,966		$—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Aggressive Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.6%
Penn Series Flexibly Managed Fund*	$2,239,159	$126,938	$457,178	$222,002	$(201,611)	$1,929,310	36,707	$—
Penn Series Index 500 Fund*	2,985,546	169,045	1,173,406	817,072	(902,908)	1,895,349	90,991	—
Penn Series Large Cap Growth Fund*	2,239,159	126,937	491,927	194,067	(156,058)	1,912,178	106,826	—
Penn Series Large Cap Value Fund*	4,478,319	1,555,510	528,162	280,247	(702,309)	5,083,605	193,883	—
Penn Series Large Core Value Fund*	7,463,864	606,876	2,081,870	953,684	(1,254,857)	5,687,697	326,691	—
Penn Series Large Growth Stock Fund*	746,386	48,955	166,498	58,328	(55,885)	631,286	15,802	—
Penn Series Mid Cap Growth Fund*	1,492,773	159,292	425,395	199,678	(159,341)	1,267,007	66,650	—
Penn Series Mid Cap Value Fund*	3,731,932	396,434	515,000	261,070	(791,338)	3,083,098	136,420	—
Penn Series Mid Core Value Fund*	3,731,932	369,171	511,794	179,669	(638,484)	3,130,494	149,641	—
Penn Series Real Estate Securities Fund*	2,239,159	306,449	647,077	292,439	(356,727)	1,834,243	89,171	—
Penn Series Small Cap Growth Fund*	2,239,159	303,513	588,141	232,886	(275,104)	1,912,313	51,684	—
Penn Series Small Cap Index Fund*	746,387	101,744	153,355	110,144	(178,241)	626,679	30,932	—
Penn Series Small Cap Value Fund*	2,239,159	273,388	346,541	223,063	(507,586)	1,881,483	58,870	—
Penn Series SMID Cap Growth Fund*	1,492,773	186,289	351,772	140,966	(189,361)	1,278,895	51,299	—
Penn Series SMID Cap Value Fund*	3,731,932	2,214,135	815,544	507,323	(1,230,890)	4,406,956	186,183	—
Affiliated Fixed Income Funds — 9.1%
Penn Series High Yield Bond Fund*	1,492,773	116,672	296,358	25,819	(56,087)	1,282,819	99,598	—
Penn Series Limited Maturity Bond Fund*	2,985,546	2,518,859	969,896	23,327	41,283	4,599,119	375,132	—
Penn Series Quality Bond Fund*	2,240,685	129,537	2,338,027	29,120	(61,315)	—	—	—
Affiliated International Equity Funds — 33.2%
Penn Series Developed International Index Fund*	7,463,864	892,281	844,277	326,338	(1,384,718)	6,453,488	528,109	—
Penn Series Emerging Markets Equity Fund*	8,210,251	1,981,631	1,480,193	203,504	(1,673,489)	7,241,704	635,795	—
Penn Series International Equity Fund*	10,449,410	847,475	2,404,146	1,058,523	(2,172,217)	7,779,045	293,438	—

	$74,640,168	$13,431,131	$17,586,557	$6,339,269	$(12,907,243)	$63,916,768		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Moderately Aggressive Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 55.8%
Penn Series Flexibly Managed Fund*	$15,942,362	$216,985	$3,272,094	$1,709,322	$(1,545,865)	$13,050,710	248,301	$—
Penn Series Index 500 Fund*	10,628,242	144,655	4,102,146	2,915,894	(3,176,700)	6,409,945	307,727	—
Penn Series Large Cap Growth Fund*	7,971,181	125,121	1,784,384	838,911	(683,818)	6,467,011	361,286	—
Penn Series Large Cap Value Fund*	15,942,362	4,855,120	2,209,484	1,319,943	(2,714,966)	17,192,975	655,720	—
Penn Series Large Core Value Fund*	26,570,604	1,211,088	7,571,880	3,619,429	(4,593,819)	19,235,422	1,104,849	—
Penn Series Large Growth Stock Fund*	2,657,060	92,843	635,680	220,682	(199,976)	2,134,929	53,440	—
Penn Series Mid Cap Growth Fund*	5,314,121	381,304	1,569,629	836,166	(677,107)	4,284,855	225,400	—
Penn Series Mid Cap Value Fund*	10,628,242	786,845	1,659,168	841,581	(2,256,699)	8,340,801	369,062	—
Penn Series Mid Core Value Fund*	10,628,242	655,499	1,584,815	989,031	(2,218,419)	8,469,538	404,854	—
Penn Series Real Estate Securities Fund*	7,971,181	724,914	2,261,555	1,386,688	(1,618,707)	6,202,521	301,532	—
Penn Series Small Cap Growth Fund*	5,314,121	526,887	1,454,096	839,480	(914,757)	4,311,635	116,531	—
Penn Series Small Cap Index Fund*	5,314,121	530,532	1,157,457	815,543	(1,264,106)	4,238,633	209,212	—
Penn Series Small Cap Value Fund*	7,971,181	670,189	1,324,162	900,909	(1,855,192)	6,362,925	199,090	—
Penn Series SMID Cap Growth Fund*	2,657,060	236,263	657,966	156,959	(229,702)	2,162,614	86,747	—
Penn Series SMID Cap Value Fund*	10,628,242	6,782,942	2,558,960	1,616,814	(3,694,203)	12,774,835	539,706	—
Affiliated Fixed Income Funds — 18.3%
Penn Series High Yield Bond Fund*	5,314,121	175,357	1,048,692	193,986	(295,820)	4,338,952	336,875	—
Penn Series Limited Maturity Bond Fund*	21,256,483	8,530,821	5,695,626	401,982	(46,708)	24,446,952	1,994,042	—
Penn Series Quality Bond Fund*	21,270,973	951,449	10,909,616	1,223,308	(1,376,120)	11,159,994	761,255	—
Affiliated International Equity Funds — 25.3%
Penn Series Developed International Index Fund*	18,599,423	1,617,527	2,448,864	938,050	(3,426,624)	15,279,512	1,250,369	—
Penn Series Emerging Markets Equity Fund*	21,256,483	4,205,763	4,046,073	636,064	(4,237,275)	17,814,962	1,564,088	—
Penn Series International Equity Fund*	31,884,725	1,718,481	8,555,603	3,970,978	(7,092,216)	21,926,365	827,098	—

	$265,720,530	$35,140,585	$66,507,950	$26,371,720	$(44,118,799)	$216,606,086		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Moderate Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.1%
Penn Series Flexibly Managed Fund*	$20,546,801	$352,912	$3,610,459	$1,937,939	$(1,745,845)	$17,481,348	332,598	$—
Penn Series Index 500 Fund*	10,273,401	174,836	4,478,464	2,941,314	(3,186,644)	5,724,443	274,817	—
Penn Series Large Cap Growth Fund*	6,848,934	260,808	1,455,846	683,550	(562,115)	5,775,331	322,644	—
Penn Series Large Cap Value Fund*	10,273,400	6,622,259	1,332,660	718,446	(1,887,225)	14,394,220	548,979	—
Penn Series Large Core Value Fund*	23,971,268	1,423,875	7,431,360	2,350,963	(3,136,512)	17,178,234	986,688	—
Penn Series Large Growth Stock Fund*	3,424,467	192,986	775,492	552,109	(534,093)	2,859,977	71,589	—
Penn Series Mid Cap Growth Fund*	6,848,934	649,204	1,946,520	1,140,133	(951,737)	5,740,014	301,947	—
Penn Series Mid Cap Value Fund*	10,273,400	1,006,661	1,494,541	758,579	(2,163,684)	8,380,415	370,815	—
Penn Series Mid Core Value Fund*	17,122,334	1,360,971	2,271,345	1,183,705	(3,213,469)	14,182,196	677,925	—
Penn Series Real Estate Securities Fund*	6,848,934	611,955	1,711,109	1,131,426	(1,341,488)	5,539,718	269,311	—
Penn Series Small Cap Growth Fund*	3,424,467	419,515	897,827	548,269	(606,560)	2,887,864	78,050	—
Penn Series Small Cap Index Fund*	6,848,934	843,813	1,413,292	927,727	(1,529,007)	5,678,175	280,265	—
Penn Series Small Cap Value Fund*	10,273,400	1,049,721	1,537,208	1,014,548	(2,276,660)	8,523,801	266,702	—
Penn Series SMID Cap Growth Fund*	3,424,467	384,164	808,939	192,810	(295,534)	2,896,968	116,204	—
Penn Series SMID Cap Value Fund*	6,848,934	8,316,286	1,946,438	1,229,023	(3,039,110)	11,408,695	481,990	—
Affiliated Fixed Income Funds — 38.8%
Penn Series High Yield Bond Fund*	10,273,401	330,852	1,682,502	705,600	(909,667)	8,717,684	676,839	—
Penn Series Limited Maturity Bond Fund*	41,093,602	11,527,129	8,613,686	711,171	(67,934)	44,650,282	3,641,948	—
Penn Series Quality Bond Fund*	78,816,427	3,513,854	22,221,056	3,583,604	(3,904,348)	59,788,481	4,078,341	—
Affiliated International Equity Funds — 17.2%
Penn Series Developed International Index Fund*	17,122,334	1,791,726	1,965,862	768,830	(3,098,186)	14,618,842	1,196,305	—
Penn Series Emerging Markets Equity Fund*	17,122,334	3,461,533	2,737,445	566,070	(3,499,151)	14,913,341	1,309,336	—
Penn Series International Equity Fund*	30,820,202	2,080,571	9,478,966	4,486,893	(7,350,250)	20,558,450	775,498	—

	$342,500,375	$46,375,631	$79,811,017	$28,132,709	$(45,299,219)	$291,898,479		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Moderately Conservative Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.0%
Penn Series Flexibly Managed Fund*	$7,805,532	$600,590	$1,446,251	$808,119	$(745,714)	$7,022,276	133,605	$—
Penn Series Index 500 Fund*	1,951,383	129,859	1,177,213	849,212	(891,083)	862,158	41,390	—
Series Large Cap Growth Fund*	1,951,383	222,854	464,551	217,652	(187,586)	1,739,752	97,193	—
Penn Series Large Cap Value Fund*	2,927,074	2,249,773	488,463	247,905	(600,159)	4,336,130	165,375	—
Penn Series Large Core Value Fund*	6,829,840	849,228	2,261,246	670,111	(913,408)	5,174,525	297,216	—
Penn Series Mid Cap Value Fund*	1,951,383	342,077	328,172	164,405	(447,200)	1,682,493	74,447	—
Penn Series Mid Core Value Fund*	1,951,383	297,349	296,325	86,402	(330,115)	1,708,694	81,678	—
Penn Series Real Estate Securities Fund*	1,951,383	257,688	477,098	251,010	(314,764)	1,668,219	81,100	—
Penn Series Small Cap Index Fund*	975,691	198,255	226,465	170,896	(263,318)	855,059	42,204	—
Penn Series Small Cap Value Fund*	1,951,383	349,009	335,907	102,185	(355,139)	1,711,531	53,552	—
Penn Series SMID Cap Value Fund*	975,691	1,331,963	317,061	210,977	(483,355)	1,718,215	72,590	—
Affiliated Fixed Income Funds — 57.5%
Penn Series High Yield Bond Fund*	2,927,074	218,494	457,206	165,294	(227,098)	2,626,558	203,925	—
Penn Series Limited Maturity Bond Fund*	21,465,211	4,700,974	4,063,168	378,410	(55,441)	22,425,986	1,829,199	—
Penn Series Quality Bond Fund*	31,243,409	2,699,875	7,716,459	1,740,737	(1,841,032)	26,126,530	1,782,164	—
Affiliated International Equity Funds — 10.0%
Penn Series Developed International Index Fund*	2,927,074	526,683	395,131	151,651	(567,685)	2,642,592	216,251	—
Penn Series Emerging Markets Equity Fund*	1,951,383	534,959	342,455	87,709	(434,058)	1,797,538	157,817	—
Penn Series International Equity Fund*	5,854,149	813,029	1,633,748	794,865	(1,404,015)	4,424,280	166,891	—

	$97,590,426	$16,322,659	$22,426,919	$7,097,540	$(10,061,170)	$88,522,536		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Conservative Allocation Fund	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/18	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.6%
Penn Series Flexibly Managed Fund*	$4,632,308	$779,513	$1,004,233	$565,190	$(532,330)	$4,440,448	84,483	$—
Penn Series Index 500 Fund*	579,038	77,965	653,083	295,962	(299,882)	—	—	—
Penn Series Large Cap Value Fund*	579,039	1,319,798	121,449	32,541	(164,542)	1,645,387	62,753	—
Penn Series Large Core Value Fund*	2,895,192	590,806	1,216,381	352,690	(440,495)	2,181,812	125,320	—
Penn Series Mid Cap Value Fund*	579,038	155,479	115,502	944	(87,730)	532,229	23,550	—
Penn Series Mid Core Value Fund*	1,158,077	283,489	211,318	63,112	(212,574)	1,080,786	51,663	—
Penn Series Real Estate Securities Fund*	579,038	114,348	146,453	3,667	(22,878)	527,722	25,655	—
Penn Series SMID Cap Value Fund*	—	725,341	100,899	1,454	(82,514)	543,382	22,957	—
Affiliated Fixed Income Funds — 76.2%
Penn Series High Yield Bond Fund*	1,737,116	243,881	281,282	107,656	(146,616)	1,660,755	128,941	—
Penn Series Limited Maturity Bond Fund*	18,529,230	4,558,831	3,519,417	289,723	(12,155)	19,846,212	1,618,778	—
Penn Series Quality Bond Fund*	24,336,192	3,660,666	5,731,861	1,286,997	(1,343,014)	22,208,980	1,514,937	—
Affiliated International Equity Funds — 9.8%
Penn Series Developed International Index Fund*	1,158,077	314,050	189,048	34,025	(203,137)	1,113,967	91,159	—
Penn Series International Equity Fund*	1,158,077	178,194	702,857	157,846	(231,767)	559,493	21,105	—

	$57,920,422	$13,002,361	$13,993,783	$3,191,807	$(3,779,634)	$56,341,173		$—

* Non-income producing security.

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2018, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$51,983,383	$51,930,972	$165,824,328	$128,673,991
Quality Bond Fund	115,442,171	179,500,595	158,973,483	153,677,188
High Yield Bond Fund	—	—	178,965,424	182,742,739
Flexibly Managed Fund	234,086,451	239,801,843	2,636,838,692	2,340,766,758
Balanced Fund	—	—	6,473,663	13,708,565
Large Growth Stock Fund	—	—	133,061,510	156,357,234
Large Cap Growth Fund	—	—	14,264,015	20,124,657
Large Core Growth Fund	—	—	91,647,232	101,156,986
Large Cap Value Fund	—	—	204,217,765	219,743,849

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Core Value Fund	$—	$—	$155,839,357	$183,910,254
Index 500 Fund	—	—	14,091,534	62,068,522
Mid Cap Growth Fund	—	—	51,275,717	62,284,198
Mid Cap Value Fund	—	—	55,710,314	68,465,604
Mid Core Value Fund	—	—	53,955,939	61,044,077
SMID Cap Growth Fund	—	—	54,691,191	56,810,733
SMID Cap Value Fund	—	—	52,014,510	42,413,212
Small Cap Growth Fund	—	—	22,407,880	29,558,244
Small Cap Value Fund	—	—	136,113,413	157,200,077
Small Cap Index Fund	—	—	11,622,205	14,553,597
Developed International Index Fund	—	—	3,306,433	5,462,803
International Equity Fund	—	—	165,977,630	200,941,821
Emerging Markets Fund	—	—	74,059,669	82,824,202
Real Estate Securities Fund	—	—	83,155,158	95,013,958
Aggressive Allocation Fund	—	—	13,431,131	17,586,557
Moderately Aggressive Allocation Fund	—	—	35,140,585	66,507,950
Moderate Allocation Fund	—	—	46,375,631	79,811,017
Moderately Conservative Allocation Fund	—	—	16,322,659	22,426,919
Conservative Allocation Fund	—	—	13,002,361	13,993,783

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2018, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2018, primarily attributable to consent dividends, were reclassed between the following accounts:

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$549	$(549)
Limited Maturity Bond Fund	(6,315,701)	6,315,701
Quality Bond Fund	(13,040,425)	13,040,425
High Yield Bond Fund	(8,362,253)	8,362,253
Flexibly Managed Fund	(310,060,004)	310,060,004
Balanced Fund	(6,475,525)	6,475,525
Large Growth Stock Fund	(36,539,499)	36,539,499
Large Cap Growth Fund	(5,363,372)	5,363,372
Large Core Growth Fund	(16,061,173)	16,061,173
Large Cap Value Fund	(48,292,656)	48,292,656
Large Core Value Fund	(24,100,351)	24,100,351
Index 500 Fund	(41,347,160)	41,347,160
Mid Cap Growth Fund	(10,454,343)	10,454,343
Mid Cap Value Fund	(20,103,454)	20,103,454
Mid Core Value Fund	(10,151,424)	10,151,424
SMID Cap Growth Fund	(8,830,589)	8,830,589
SMID Cap Value Fund	(11,161,759)	11,161,759
Small Cap Growth Fund	(10,172,560)	10,172,560
Small Cap Value Fund	(23,126,162)	23,126,162
Small Cap Index Fund	(7,077,680)	7,077,680
Developed International Index Fund	(2,950,956)	2,950,956
International Equity Fund	(44,005,423)	44,005,423
Emerging Markets Equity Fund	(14,738,525)	14,738,525
Real Estate Securities Fund	(6,809,037)	6,809,037
Aggressive Allocation Fund	(5,986,883)	5,986,883
Moderately Aggressive Allocation Fund	(25,362,818)	25,362,818
Moderate Allocation Fund	(26,951,467)	26,951,467
Moderately Conservative Allocation Fund	(6,722,196)	6,722,196
Conservative Allocation Fund	(2,998,435)	2,998,435

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2018 and 2017 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2018	2017	2018	2017	2018	2017
Money Market Fund	$510,090	$10,464	$—	$67	$510,090	$10,531
Limited Maturity Bond Fund	6,315,701	4,233,777	—	—	6,315,701	4,233,777
Quality Bond Fund	13,040,425	13,597,499	—	1,219,536	13,040,425	14,817,035
High Yield Bond Fund	8,362,253	8,255,829	—	—	8,362,253	8,255,829
Flexibly Managed Fund	89,066,857	104,915,023	220,993,192	208,128,887	310,060,049	313,043,910
Balanced Fund	1,618,911	1,606,660	10,217,792	7,967,890	11,836,703	9,574,550
Large Growth Stock Fund	—	1,075,448	36,763,217	51,039,107	36,763,217	52,114,555
Large Cap Growth Fund	362,647	445,139	5,000,739	3,084,063	5,363,386	3,529,202
Large Core Growth Fund	1,333,604	6,153,058	14,727,569	10,961,685	16,061,173	17,114,743
Large Cap Value Fund	2,815,584	4,123,354	45,477,072	10,697,686	48,292,656	14,821,040
Large Core Value Fund	7,011,734	7,880,939	17,088,617	15,251,888	24,100,351	23,132,827
Index 500 Fund	7,526,980	7,860,846	33,820,180	16,586,730	41,347,160	24,447,576
Mid Cap Growth Fund	—	443,281	10,785,921	2,443,718	10,785,921	2,886,999
Mid Cap Value Fund	4,999,980	1,397,474	15,103,474	11,670,301	20,103,454	13,067,775
Mid Core Value Fund	2,270,928	2,651,933	7,880,710	8,481,515	10,151,638	11,133,448
SMID Cap Growth Fund	1,006,750	3,697,969	7,823,839	1,321,078	8,830,589	5,019,047
SMID Cap Value Fund	1,362,793	357,939	9,798,966	9,245,718	11,161,759	9,603,657
Small Cap Growth Fund	873,747	610,391	9,301,326	8,246,693	10,175,073	8,857,084
Small Cap Value Fund	1,177,178	7,020,337	21,948,984	20,620,173	23,126,162	27,640,510
Small Cap Index Fund	1,036,352	1,050,349	6,041,328	5,036,917	7,077,680	6,087,266
Developed International Index Fund	2,350,632	2,474,911	600,324	—	2,950,956	2,474,911
International Equity Fund	2,499,808	1,766,962	41,505,615	41,510,124	44,005,423	43,277,086
Emerging Markets Equity Fund	1,647,468	406,498	13,091,057	—	14,738,525	406,498
Real Estate Securities Fund	2,616,827	4,326,082	4,192,210	3,691,359	6,809,037	8,017,441
Aggressive Allocation Fund	1,038,455	1,092,797	12,328,888	9,233,911	13,367,343	10,326,708
Moderately Aggressive Allocation Fund	3,861,611	4,199,292	44,887,924	31,884,835	48,749,535	36,084,127
Moderate Allocation Fund	6,036,319	6,271,347	46,404,803	43,919,512	52,441,122	50,190,859
Moderately Conservative Allocation Fund	2,086,905	1,986,943	10,926,807	11,224,977	13,013,712	13,211,920
Conservative Allocation Fund	1,486,148	1,292,069	4,400,064	4,205,025	5,886,212	5,497,094

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Capital loss carryforwards:

At December 31, 2018, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$10	$—
Limited Maturity Bond Fund	150,089	930,253
Quality Bond Fund	329,688	2,669,971
High Yield Bond Fund	4,967,505	3,688,910

During the year ended December 31, 2018, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$322,990
Developed International Index Fund	291,137

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2019:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Money Market Fund	$—	$70
Limited Maturity Bond Fund	—	23,868
High Yield Bond Fund	—	522,789
Large Growth Stock Fund	88	467,939
Large Core Growth Fund	401	755,430
Large Cap Value Fund	—	851,804
Large Core Value Fund	—	34,062
Index 500 Fund	—	175,703
Mid Cap Growth Fund	—	960,795
Mid Cap Value Fund	—	1,493,518
Mid Core Value Fund	—	29,874
SMID Cap Value Fund	—	160,098
Small Cap Value Fund	—	867,907
Small Cap Index Fund	3,669	—
Developed International Index Fund	93,118	242,706
International Equity Fund	128,153	1,364,582
Emerging Markets Equity Fund	346,653	1,335,204
Conservative Allocation Fund	—	3,457

Tax cost of securities:

At December 31, 2018, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2018 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$110,872,873	$1	$—	$1
Limited Maturity Bond Fund	239,255,338	644,921	(4,061,555)	(3,416,634)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Quality Bond Fund	$432,635,836	$2,651,029	$(9,956,623)	$(7,305,594)
High Yield Bond Fund	155,705,459	61,809	(6,490,666)	(6,428,857)
Flexibly Managed Fund	3,489,011,013	346,564,721	(144,180,551)	202,384,170
Balanced Fund	49,998,396	26,812,688	(1,841,671)	24,971,017
Large Growth Stock Fund	232,683,482	65,364,580	(17,489,425)	47,875,155
Large Cap Growth Fund	43,875,301	11,464,772	(1,927,988)	9,536,784
Large Core Growth Fund	107,992,127	15,054,356	(4,938,842)	10,115,514
Large Cap Value Fund	192,207,140	8,797,780	(22,112,713)	(13,314,933)
Large Core Value Fund	184,897,686	8,242,628	(17,764,149)	(9,521,521)
Index 500 Fund	226,765,467	208,619,530	(21,755,597)	186,863,933
Mid Cap Growth Fund	92,462,524	23,949,828	(5,177,032)	18,772,796
Mid Cap Value Fund	145,700,570	15,931,965	(22,028,394)	(6,096,429)
Mid Core Value Fund	88,579,596	3,408,973	(13,258,390)	(9,849,417)
SMID Cap Growth Fund	60,555,661	4,942,103	(6,792,407)	(1,850,304)
SMID Cap Value Fund	87,354,965	5,044,639	(12,309,185)	(7,264,546)
Small Cap Growth Fund	75,966,617	23,075,021	(7,355,492)	15,719,529
Small Cap Value Fund	208,132,605	23,960,973	(23,802,278)	158,695
Small Cap Index Fund	60,471,042	19,994,654	(11,142,824)	8,851,830
Developed International Index Fund	86,400,833	27,755,858	(17,290,560)	10,465,298
International Equity Fund	291,041,615	33,736,332	(29,705,824)	4,030,508
Emerging Markets Equity Fund	143,250,377	18,896,073	(13,334,917)	5,561,156
Real Estate Securities Fund	115,205,156	7,158,296	(6,761,044)	397,252
Aggressive Allocation Fund	57,551,241	6,797,546	(177,068)	6,620,478
Moderately Aggressive Allocation Fund	183,624,949	34,290,898	(575,620)	33,715,278
Moderate Allocation Fund	246,125,001	46,519,064	(745,586)	45,773,478
Moderately Conservative Allocation Fund	79,517,145	9,678,547	(252,608)	9,425,939
Conservative Allocation Fund	53,833,003	3,578,631	(293,717)	3,284,914

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2018. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed Small Cap Index and International Index Funds at December 31, 2018 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operation.

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2018 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

The High Yield Bond Fund, Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2018:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2018:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign currency contracts	Interest rate contracts	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$442,745	$—	$—	$—
Quality Bond Fund	—	—	2,386,304	—	—	—
Flexibly Managed Fund	—	—	—	(13,942,582)	—	—
Index 500 Fund	—	—	—	(214,395)	—	—
Mid Core Value Fund	—	5,871	—	—	(44,388)	—
Small Cap Index Fund	—	—	—	(74,366)	—	—
Developed International Index Fund	—	—	—	(69,281)	—	—
Emerging Markets Fund	—	61,129	—	—	(308,297)	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2018:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund	Loss Exposure, After Collateral (note less than $0)
Flexibly Managed Fund
Citigroup	ISDA	$—	$(13,942,582)	$(13,942,582)	$—	$(13,942,582)

Mid Core Value Fund
Bank of America	Fx Letter	$120	$(11,227)	(11,107)	$—	(11,107)
Credit Suisse	Fx Letter		(4,894)	(4,894)	—	(4,894)
Goldman Sachs	Fx Letter	660	(23,434)	(22,774)	—	(22,774)
JP Morgan	Fx Letter		(4,786)	(4,786)	—	(4,786)
Morgan Stanley	Fx Letter	5,091	(47)	5,044	—	5,044

Total		$5,871	$(44,388)	$(38,517)	$—	$(38,517)

Emerging Markets Equity Fund
UBS Securities	Fx Letter	$61,129	$(308,297)	$(247,168)	$—	$(247,168)

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2018:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts

Fund	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(454,470)
Quality Bond Fund	—	—	(726,360)
High Yield Fund	—	158,568	—
Flexibly Managed Fund	5,474,963	—	—
Large Cap Growth Fund	—	2,101
Large Core Growth Fund	—	(8,865)	—
Index 500 Fund	(175,192)	—	—
Mid Cap Growth Fund	(55,618)	—	—
Mid Core Value Fund	—	203,459	—
Small Cap Index Fund	59,986	—	—
Developed International Index Fund	(342,153)	(267)	—
International Equity Fund	—	(456,207)	—
Emerging Markets Equity Fund	—	380,389	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$565,525
Quality Bond Fund	—	—	2,203,805
High Yield Fund	—	333	—
Flexibly Managed Fund	36,336,332	—	—
Index 500 Fund	(251,514)	—	—
Mid Cap Growth Fund	14,896	—	—
Mid Core Value Fund	—	12,675	—
Small Cap Index Fund	(105,964)	—	—
Developed International Index Fund	(103,444)	—	—
Emerging Markets Equity Fund	—	(247,168)	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2018. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (average cost)	Future contracts (average notional value) long	Future contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$—	$80,745,993	$7,689,140	$—	$—
Quality Bond Fund	—	60,006,515	13,143,180	—	—
High Yield Fund	1,218,690	—	—	—	—
Flexibly Managed Fund	—	—	—	498,804	16,461,715
Index 500 Fund	—	3,912,558	—	—	—
Mid Cap Growth Fund	—	—	—	28,139	6,641
Mid Core Value Fund	3,668,899	—	—	—	—
Small Cap Index Fund	—	1,192,087	—	—	—
Developed International Index Fund	—	2,511,817	—	—	—
Emerging Markets Equity Fund	17,173,907	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — RECENT ACCOUNTING PRONOUNCEMENTS and REPORTING UPDATES

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2018

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Directors

Penn Series Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.

Philadelphia, Pennsylvania

February 22, 2019

Penn Series Funds, Inc.

December 31, 2018

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2018 as capital gain dividends:

Fund	Long-Term Capital Gain
Flexibly Managed Fund	$220,993,192
Balanced Fund	10,217,792
Large Growth Stock Fund	36,763,217
Large Cap Growth Fund	5,000,739
Large Core Growth Fund	14,727,569
Large Cap Value Fund	45,477,072
Large Core Value Fund	17,088,617
Index 500 Fund	33,820,180
Mid Cap Growth Fund	10,785,921
Mid Cap Value Fund	15,103,474
Mid Core Value Fund	7,880,710
SMID Cap Growth Fund	7,823,839
SMID Cap Value Fund	9,798,966
Small Cap Growth Fund	9,301,326
Small Cap Value Fund	21,948,984
Small Cap Index Fund	6,041,328
Developed International Index Fund	600,324
International Equity Fund	41,505,615
Emerging Markets Equity Fund	13,091,057
Real Estate Securities Fund	4,192,210
Aggressive Allocation Fund	12,328,888
Moderately Aggressive Allocation Fund	44,887,924
Moderate Allocation Fund	46,404,803
Moderately Conservative Allocation Fund	10,926,807
Conservative Allocation Fund	4,400,064

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2018 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
Quality Bond Fund	0.50%
High Yield Bond Fund	1.94%
Flexibly Managed Fund	87.86%
Balanced Fund	49.57%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	54.96%
Large Cap Value Fund	100.00%
Large Core Value Fund	58.07%
Index 500 Fund	100.00%
Mid Cap Value Fund	44.03%
Mid Core Value Fund	64.94%
SMID Cap Growth Fund	40.62%
SMID Cap Value Fund	72.38%
Small Cap Growth Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	60.55%
International Equity Fund	21.16%

Penn Series Funds, Inc.

December 31, 2018

Tax Information (unaudited) continued

Fund
Aggressive Allocation Fund	49.79%
Moderately Aggressive Allocation Fund	45.75%
Moderate Allocation Fund	30.96%
Moderately Conservative Allocation Fund	22.74%
Conservative Allocation Fund	14.23%

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 20, 2018. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2018 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.

Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.

Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.

David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), Senior Fund Accounting Analyst (2016 – 2017), PMAM; Senior Accountant, Penn Mutual (2005 – 2015).

Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer, PMAM (2015 – Present); Senior Financial Analyst, Penn Mutual (2011 – 2014).

Franklin L. Best, Jr. (1945)*	Secretary; One year; served since 2012.	Secretary, PMAM (2012 – Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), Penn Mutual.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Victoria Robinson (1965)*	Chief Compliance Officer One year; served since 2014.	Chief Operating Officer, PMAM (2017 – Present); Chief Compliance & Risk Officer, Managing Director, PMAM (2008 – Present); Assistant Vice President, Penn Mutual (2010 – 2015).

Robert Kaehler (1970)*	Anti-Money Laundering Officer One year; served since 2018.	Chief Compliance Officer, Distribution, Hornor, Townsend & Kent, LLC (January 2017 – Present); Anti-Money Laundering Compliance Officer, Penn Mutual (October 2018 – Present); Anti-Money Laundering Compliance Officer, Hornor, Townsend and Kent, LLC (October 2018 – Present); Senior Master Sargent, U.S. Air Force Reserves (February 1997 – Present); Vice President, On-Boarding Manager, J.P. Morgan Chase & Co. and JPM Asset Management, Global Liquidity (May 2013 – October 2016).

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $502,000 for 2018 and $470,500 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017. [This represents the review of the semi-annual financial statements.]

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2018 and $0 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date March 5, 2019

By (Signature and Title)* /s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date March 5, 2019

*	Print the name and title of each signing officer under his or her signature.